UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 1414 Avenue of the Americas
New York, NY 10019

Name and address of agent for service:	John E. Denneen, Esquire
1414 Avenue of the Americas
New York, NY 10019

Registrant’s telephone number, including area code: (212) 486-1445
Date of fiscal year end: December 31
Date of reporting period: January 1, 2008 - June 30, 2008

Item 1. Reports to Shareholders

Royce Pennsylvania Mutual Fund

Royce Micro-Cap Fund

Royce Premier Fund

Royce Low-Priced Stock Fund

Royce Total Return Fund

Royce Heritage Fund

Royce Opportunity Fund

Royce Special Equity Fund

Royce Value Fund

Royce Value Plus Fund

Royce Technology Value Fund

Royce 100 Fund

Royce Discovery Fund

Royce Financial Services Fund

Royce Dividend Value Fund

Royce European
Smaller-Companies Fund

Royce Global Value Fund

Royce SMid-Cap Value Fund

SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

The Royce Funds Selection Guide

Investment Universe
For more than 30 years, Royce & Associates has utilized a disciplined value approach to invest in smaller companies. Our universe is comprised of three markets: micro-, small- and mid-cap companies. (Segments representing more than 20% of a Fund’s assets are indicated in the table on page 3. Source: FactSet).

Micro-Cap—Market Caps up to $500 million   The U.S. micro-cap segment consists of approximately 4,100 companies with approximately $440 billion in total capitalization.

It offers many choices, but faces significant trading difficulties, including limited trading volumes and higher volatility.

Small-Cap—Market Caps between $500 million and $2.5 billion  The U.S. small-cap segment encompasses more than 1,100 companies with a total capitalization of approximately $1.3 trillion. It is more efficient, offering greater trading volumes and narrower bid/ask spreads.

Mid-Cap—Market Caps between $2.5 billion and $10 billion  The U.S. mid-cap segment includes companies with generally more established businesses that attract greater institutional interest and therefore enjoy greater liquidity. Royce focuses primarily on those mid-caps with market caps up to $5 billion, a universe of more than 300 companies with approximately $1.2 trillion in total capitalization.

Foreign SecuritiesThe Funds may also invest in foreign securities to varying degrees. The foreign smaller-company market consists of more than 16,000 companies, of which more than 5,000 are domiciled in Europe.

Portfolio Approach
Funds are diversified according to our view of the attendant risks within each portfolio’s investment universe and approach. A Fund investing primarily in micro-caps, for example, generally holds relatively smaller positions in a larger number of securities, while a small- and/or mid-cap oriented fund may hold larger positions in a relatively limited number of securities.

DiversifiedA diversified portfolio at Royce is one that generally holds no less than 100 securities and whose top positions generally do not exceed 2% of net assets.

Limited A limited portfolio at Royce is one that either (i) generally invests in less than 100 companies, and whose top positions generally exceed 2% of net assets, or (ii) invests primarily in a single sector.

Volatility
Each Fund’s volatility is measured using Morningstar’s Risk Ratio, which measures variations in a fund’s monthly returns, with an emphasis on downside performance. Each Royce Fund’s overall Risk Ratio is a weighted combination of its three-, five- and 10-year scores, if applicable. Each Fund’s results reflect its score compared with all small-cap objective funds tracked by Morningstar with at least three years of history (361 funds as of 6/30/08). We consider funds whose results rank in the top third of the category to have relatively low volatility; those in the middle third to have moderate volatility, and those in the bottom third to have high volatility.

Current Portfolio Characteristics
Fund	Portfolio Composition (as of 6/30/08)			Portfolio Approach		Volatility (as of 6/30/08)
	Micro	Small	Mid	Limited	Diversified	Low	Moderate	High
Royce Pennsylvania Mutual		■	■		■	■

Royce Micro-Cap	■				■			■

Royce Premier		■	■	■		■

Royce Low-Priced Stock	■	■			■			■

Royce Total Return		■	■		■	■

Royce Heritage	■	■	■		■		■

Royce Opportunity	■	■			■			■

Royce Special Equity	■	■		■		■

Royce Value		■	■	■				■

Royce Value Plus	■	■	■		■			■

Royce Technology Value	■	■		■				■

Royce 100		■	■	■		■

Royce Discovery	■				■	■

Royce Financial Services	■	■	■	■		■

Royce Dividend Value		■	■	■		■

Royce European
Smaller-Companies[1]	■	■		■		—	—	—

Royce Global Value[1]		■		■		—	—	—

Royce SMid-Cap Value[1]			■	■		—	—	—

■  Indicates primary portfolio composition. ■ Indicates secondary portfolio composition.
1 Fund does not have three years of history required for calculating volatility score.

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Performance and Expenses[1]	Through June 30, 2008

	Average Annual Total Returns					Gross Annual	Net Annual
			10-Year/Since			Operating	Operating
Fund	1-Year	5-Year	Inception (Date)			Expenses	Expenses
Royce Pennsylvania Mutual Fund	-11.18%	13.43%	10.63%			0.88	0.88

Royce Micro-Cap Fund	-9.53	15.15	11.93			1.46	1.46

Royce Premier Fund[2]	2.38	17.50	12.70			1.10	1.10

Royce Low-Priced Stock Fund	-8.79	13.11	12.35			1.53	1.49

Royce Total Return Fund	-11.52	10.45	9.33			1.08	1.08

Royce Heritage Fund	-16.84	11.83	12.46			1.42	1.42

Royce Opportunity Fund	-22.85	12.15	12.71			1.10	1.10

Royce Special Equity Fund	-13.17	8.05	8.99			1.11	1.11

Royce Value Fund	-1.41	19.97	15.88		6/14/01	1.43	1.43

Royce Value Plus Fund	-15.62	17.42	17.26		6/14/01	1.40	1.40

Royce Technology Value Fund	-19.28	3.68	5.61		12/31/01	1.85	1.69

Royce 100 Fund	-8.79	13.06	13.06		6/30/03	1.56	1.49

Royce Discovery Fund	-20.75	n.a.	5.70		10/3/03	2.43	1.49

Royce Financial Services Fund	-18.57	n.a.	6.57		12/31/03	2.57	1.69

Royce Dividend Value Fund	-10.68	n.a.	8.18		5/3/04	2.19	1.64

Royce European
Smaller-Companies Fund	-12.66	n.a.	-2.45		12/29/06	2.79	1.88

Royce Global Value Fund	4.77	n.a.	13.74		12/29/06	2.12	1.81

Royce SMid-Cap Value Fund	n.a.	n.a.	-0.14	[1]	9/28/07	2.12	1.81

Russell 2000	-16.19	10.29	5.53			n.a.	n.a.

Royce Pennsylvania Mutual Fund’s average annual total return for the 35-year period ended June 30, 2008 was 14.84%.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee (2% in the case of Royce European Smaller-Companies and Global Value Funds) payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above, and in the graphs and tables appearing on pages 12-47, does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All performance and expense information reflects results of the Fund’s oldest share Class (Investment Class or Service Class, as the case may be). Shares of the Fund’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Fund’s Investment Class. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses for the Fund’s oldest Class and includes management fees, 12b-1 distribution and service fees. Net annual operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 to the extent necessary to limit total net annual operating expenses to no more than 1.49% for the Service Class of Royce Low-Priced Stock, 100, Discovery, Financial Services and Dividend Value Funds and 1.69% for Royce Technology Value, European Smaller-Companies and Global Value Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2010 to the extent necessary to limit total net annual operating expenses to no more than 1.69% for the Service Class of Royce European Smaller-Companies and Global Value Funds. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2017 to the extent necessary to limit total net annual operating expenses to no more than 1.99% for the Service Class of Royce Discovery, Financial Services, Dividend Value, European Smaller-Companies and Global Value Funds. The Royce Funds invest primarily in securities of micro-, small- and/or mid-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index.

1Not annualized
2The Fund is currently closed to new investors.

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Letter to Our Shareholders

Ballad of a Thin Market

The first six months of 2008 gave even the most serene investor cause for anxiety, if not outright panic. First, a long list of worries ushered in the new year: the credit crisis, housing bubble, subprime implosion, falling dollar, stumbling equity prices, and an economy in either a full-blown recession or “merely” stalled. By the end of June, one could add to this list rapidly rising oil prices and associated energy costs. And we would be remiss if we did not also mention that smaller-company stock prices, after rallying from mid-March through early June, spent most of that latter month swooning. Indeed, share price declines throughout the market were so severe that on July 1 several media outlets were trotting out comparisons to the 1930s, since June saw the worst respective one-month losses for both the Dow Jones Industrial Average and the S&P 500 since the Great Depression.
Both domestically and internationally, we
have seen a large number of what we believe
are superb values emerge in our asset class.
As is often the case with value investing,
patience and discipline will be critical as we
wait for the markets to rebound.
     Each of the formidable problems besetting the economy and financial markets remained unsolved as the year crept nervously to its midpoint, with little in the way of solutions on the immediate horizon. For anyone expecting good news soon about these matters, we can offer only sympathy. It will probably take some time before genuine improvement begins. We do not mean to imply that we like being where we are, only that a measured look at the current landscape suggests that most equities will

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We are contrarians. To us, the term
has always been synonymous with
value investor. Our research screens
include searches for well-run
businesses whose stock prices have
fallen, which typically leads us to
companies, and often entire
industries, that others have recently
fled or are otherwise happy to ignore.

Searching among the neglected and
broken in the smaller-company world
for new investment ideas not only
helps us to find potential hidden
gems, it also helps to lower
portfolio risk. Companies whose stock
prices have been beaten up by
mass sell-offs often carry very low
expectations (and price risk),
 especially once the smoke has cleared
and former stockholders have moved
on. Although there’s always the risk
of additional stock price erosion if a
company’s fortunes worsen or an
industry’s prospects grow dimmer,
we try to use falling stock prices to
our advantage; it is common for us
to add to positions at such times
(provided, of course, that our
long-term outlook for the company
remains positive).

 While our hope is that any subsequent
drops in share prices are temporary,
it is also why we look for companies

Continued on page 6...	Letter to Our Shareholders

need to log a few more miles of volatility and poor short-term performance prior to a sustained recovery. The fact that this is not surprising does not make the news any easier to bear. What it does mean for smaller-company bargain-hunters such as ourselves is opportunity. Both domestically and internationally, we have seen a large number of what we believe are superb values emerge in our asset class. As is often the case with value investing, patience and discipline will be critical as we wait for the markets to rebound.
    While we wait, it is worth noting that many observers, including some for whom we have enormous respect, are arguing that the events of the past year—particularly the housing crisis, the credit crunch and the slowing economy—signal the end of the era of low interest rates and low-to-moderate inflation that began following the 1982 recession and ran, with some notable interruptions, through the stock market peaks in 2007. We agree in large part with this assessment. It seems plain to us that we have entered a period that will be characterized by higher inflation and rising interest rates. However, there is little agreement as to how pronounced an effect these changes will have on the U.S. economy and stock markets. So these recent travails put all of us in the position of Dylan’s Mr. Jones: there is something happening here, but we don’t know what it is. Our take is that the short term will be challenging at best, but that solid recoveries for both the economy and equities will come in the next three to five years. As is our habit, we first look at history for future direction. In Royce Pennsylvania Mutual Fund’s 1989 Annual Report, we recalled a “full-blown recession” that led to a robust economic expansion, “an epic crash in 1987 and mini-crash in 1989,” and a market that saw “speculative binges in oil, precious metals and real estate as well as stocks.” In other words, it seems to us that nothing about the ‘90s or the current decade is unprecedented.

Subterranean Small-Cap Blues

As might be expected in such a tumultuous period, the current market leadership question also looks unsettled. Domestic small-caps, as measured by the Russell 2000 index, finished the year-to-date period ended 6/30/08 with a loss of 9.4%, which was better than the large-cap S&P 500 index (-11.9%), the more tech-laden Nasdaq Composite (-13.6%) and the global MSCI EAFE (Europe, Australasia and Far East) index (-11.0%). Small-cap’s performance advantage over large-cap stocks thus far in 2008 was primarily attributable to its advantage in the second quarter, in particular its strong relative showing in May, when the Russell 2000 gained 4.6% versus 1.3% for the S&P 500. (Smaller stocks finished the second quarter just barely in positive territory, up 0.6% versus -2.7% for their large-cap peers.) The strong rally from the current small-cap trough on 3/10/08 was followed by an almost equally strong decline in June that collapsed share prices across the globe. During the month, the Russell 2000 lost 7.7%, the S&P 500 fell 8.4%, the Nasdaq Composite was down 9.1% and the MSCI EAFE declined 8.2%.
      The relative resilience of smaller companies during June was a welcome development. Although it did not decisively shift market leadership back to our chosen asset class, it certainly helped the Russell 2000 lose less during the highly volatile first half of 2008.

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However, the S&P 500 was slightly ahead of its small-cap counterpart in the first quarter of 2008 (-9.5% versus -9.9%) and decidedly better in the second half of 2007. These outperformance periods allowed the S&P 500 to stay ahead of the Russell 2000 for both the one-year (-13.1% versus -16.2%) and three-year (+4.4% versus +3.8%) periods ended 6/30/08, while over longer-term periods, smaller stocks held serve; the Russell 2000 beat the S&P 500 for the five-, 10- and 15-year periods ended 6/30/08.
    While large-cap stocks had to wait until early July to officially enter a bear market (traditionally defined as a price decline of 20% or more from a previous peak), the seeming inevitability of its arrival put the phrase ‘bear market’ on the lips of most investors before the end of June. The Dow Jones Industrial Average finished the second quarter with a price 19.9% below its 10/9/07 all-time peak. After making a cyclical high in May, the S&P 500 fell more than 10% to close the quarter within a single percentage point of its cycle low on 3/10/08. The Russell 2000 rallied to a new cyclical high in early June before it fell 9.5% by the end of the quarter. However, the small-cap index also managed to retain more of its gain, staying 7.6% above its current cycle low on 3/10/08.
    We expect more volatility and lower, possibly negative returns for much of the market in the coming months. Although we once believed that large-cap would have an advantage, we now believe that quality-oriented companies, regardless of market cap, should outperform and that smaller companies may provide an edge during short-term market upswings. We also suspect that smaller stocks should lead when share prices eventually show some sustained recovery. This, however, is likely to take some time before materializing. Putting aside for a moment the challenges that must be worked through in the economy as well as in the credit and housing markets, the Russell 2000 also enjoyed a mostly uninterrupted run from its trough on 10/9/02 through its most recent peak on 7/13/07. Nearly five years of primarily rising stock prices does not correct itself quickly or, unfortunately, without pain. (For more on recent small-cap market cycles, see page 10).

Although we once believed that large-cap
would have an advantage, we now believe
that quality-oriented companies, regardless
of market cap, should outperform and that
smaller companies may provide an edge
during short-term market upswings. We also
suspect that smaller stocks should lead
when share prices eventually show some
sustained recovery.

Tangled up in Value

Small-cap value stocks, as measured by the Russell 2000 Value index, have felt more than their share of pain recently after dominating the Russell 2000 Growth index during the first seven years of the current decade. During the last full small-cap market cycle, which lasted from 3/9/00 until 7/13/07, the Russell 2000 Value index substantially outperformed the Russell 2000 Growth index (+189.5% versus -14.8%). The small-cap value index also outpaced the small-cap growth index from the small-cap market trough on 10/9/02 through 7/13/07, up 183.9% versus 169.7%. However, the small-cap growth index began to chip away at this lead during 2007, when it beat small-cap value in each of that year’s four quarters.
    Small-cap growth hung on to its advantage through the year-to-date period ended 6/30/08 (-8.9% versus -9.8% for the small-cap value index), as well as from the recent small-cap peak on 7/13/07. Results for both small-cap style indices were close from

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that have the financial strength to survive difficult times for their industry or sector. This remains a cornerstone of our approach because, despite our best intelligence, trouble sometimes lasts longer than we anticipate. Just as we attempt to be opportunistic from a purchase-price standpoint, we like companies that view opportunity through a similar prism. Businesses with strong balance sheets will at times act in a similar fashion, using their financial position to acquire lesser competitors.

Our practice of purchasing low-expectation companies often involves going against the grain of Wall Street. Five years ago, for example, oil was trading at a then-high of $30 per barrel. The Wall Street consensus was that the price of oil had reached a peak and would soon begin to decline. We began to look closely at energy services companies as well as oil and gas businesses because expectations were driving investors away to the point that share prices began to look more and more attractive to us. This, combined with many years of industry consolidation, gave us the conviction to start building positions within the sector.

We were not making a call on the prospects for oil prices or thinking that we knew better than the analysts who devote their careers to the study of energy–we simply saw an industry in which we had enjoyed success in the past once again looking attractively undervalued to us.

Continued on page 8...

Letter to Our Shareholders

7/13/07 through the new small-cap trough on 3/10/08, a period in which the Russell 2000 Value index fell 25.4% and its small-cap growth sibling lost 23.0%, reversing small-cap value’s usual edge during downturns. From the small-cap market peak on 7/13/07 through 6/30/08, the small-cap growth index enjoyed a larger performance edge, falling 13.8% versus a loss of 23.1% for the small-cap value index.
       While neither index has been exempt from the market’s troubles over the past year, investors may be wondering what became of small-cap value’s typical performance edge in down-market periods. We think that the current reversal is not entirely a surprise when one considers just how thoroughly the Russell 2000 Value index prevailed over the Russell 2000 Growth index both from the previous small-cap market peak on 3/9/00 and from the small-cap market trough on 10/9/02 through the end of the last full market cycle in July 2007. That small-cap value has been struggling of late is therefore not unexpected, both in the context of reversion to the mean and in the context of an indiscriminate bear market. Of course, just as we spent much of the first several years of the decade looking for high-quality bargains in areas usually populated by smaller-company growth managers, we have spent much of the last year scrutinizing those places where value managers are thought to roam.

Our Back Pages

Performance during the first half of 2008 for the 18 portfolios in this Review and Report was more than a little mixed, with a particularly wide margin between the best and worst year-to-date results (see the chart below). In addition to those portfolios that focus mostly (and widely) on domestic smaller companies, we feature two international funds, a SMid-cap product and two sector funds. We also have nine different people managing or co-managing funds, along with several working as assistant portfolio managers. Thus, a certain divergence is a healthy development. Still, we were disappointed in those portfolios that struggled on an absolute and relative basis during both the six-month and one-year periods ended 6/30/08.

     In general, those funds with more exposure to both energy and steel companies did well, while those that did not paid the price. Portfolios with fairly large exposure to

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consumer, technology and financial stocks generally struggled more. Indeed, financials continued to be a drag across the entire equity market. On average, the financial components of the Dow declined 26.6% in the second quarter, versus a 7.4% decline for the index. Within the S&P 500, banking and related industries declined 24.9% on average, versus a 2.7% decline for the index. The Financial Services sector of the Russell 2000 was that index’s worst performer, losing 13.4%, while the index gained 0.6%.
     Not all of the news was bad, as long-term performance remained strong on both an absolute and relative basis. All eight Royce Funds with 10 years of history outperformed the Russell 2000 for the 10-year period ended June 30, 2008. (Discussion of Fund performance can be found on pages 14 - 49. Our review of recent small-cap market cycles is on page 10.)

The Times They Are A-Changin’

As much as the current bearish period has convinced us that major changes are working their way through the market, it seems to us that there is a significant element to the story that has not received as much attention, namely, the shift in the status of the U.S. in the global economy. The U.S. has gone from being by far the most dominant force, perhaps the only truly dominant force, to being first among a small group of leading players, which includes the European Union, China, Japan and India. The first sign of this change can be traced back to late 2000, when the U.S. dollar first began to decline versus the Euro, a decline that has lasted more than seven years and counting. Other factors also contributed—the bursting Internet bubble, the events of 9/11, a war that has made the U.S. unpopular abroad, the surging economies of China and India, and our own recent struggles with housing, credit and an overall stalled economy. Each is a piece of a larger puzzle that shows the global economy undergoing major changes, and we believe that the shifting role of the U.S. within this system is the critical event.
     We have sought to meet the challenges these changes present by exporting our investment approach over the past decade. Our initial forays into international smaller companies generally involved those with a strong domestic presence, while more recently we have been expanding our scope to include companies whose activities are more international or centered in a particular overseas region such as Western Europe. Our evolution to international investing is rooted in the Royce tradition of attempting to capitalize on market inefficiencies to generate strong absolute returns, while always keeping a close eye on managing risk. We are focusing primarily on developed economies, where we see ample inefficiencies that could translate into opportunities to find attractively priced securities. Interestingly, the degree of inefficiency that we are seeing today in many international smaller companies reminds us of the small-cap market in the United States 15 to 20 years ago. It is possible that we may be in the early phases of a long-term outperformance cycle for smaller companies on a global scale, as international smaller companies follow their U.S. peers and potentially evolve into a professional asset class.

Interestingly, the degree of inefficiency that we are seeing today in many international smaller companies reminds us of the small-cap market in the United States 15 to 20 years ago.

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Our thinking was that the industry was both significant and robust enough to eventually recover, though we set no specific time table as to when.

More recently, certain industries in the consumer sectors appear to us to have been suffering from a similar dearth of positive expectations. The slowing economy, the credit crunch, the housing bubble and, somewhat ironically, rising energy costs have all convinced many observers that the American consumer is too financially challenged for consumer stocks to do anything more than languish at best. As was the case with energy earlier in the decade, we see a traditionally cyclical area at what looks to us like a potential low point in its business cycle.

Our practice in the past several months has been to root around various consumer industries looking for smaller-cap businesses that boast sterling financial characteristics in the form of strong balance sheets, established records of earnings and the ability to generate free cash flow.

The contrarian habit of scouring beaten-down industries that others are avoiding or ignoring is a hallmark of our time-tested value approach. By closely examining industries for which expectations are at a minimum, we stay true to our goal of trying to lower risk, which is a critical part of building strong, long-term returns for The Royce Funds.

Letter to Our Shareholders

     The number of opportunities in international investing is vast. There are more companies from which to choose and greater total market capitalization. Our research indicates that there are three times as many micro-cap companies—those with market capitalizations up to $500 million—in the developed international universe, with roughly twice the total market capitalization of the U.S. micro-cap universe. Similarly, in the upper tier of the international small-cap world-market caps of $500 million to $2.5 billion—there are more total companies (2,091 versus 1,119) and greater total market capitalization ($2.4 trillion versus $1.3 trillion domestically). However, average market caps tend to be smaller in the international market. For example, according to Reuters the international micro-cap market has a weighted average market cap of $219, compared to $257 domestically. Liquidity issues, therefore, tend to increase as we move down the market-cap scale, which contributes to greater pricing inefficiencies. Independent research is difficult to come by (when it is available at all). We believe that these differences give us the opportunity to find quality businesses that are not properly priced. In addition, a counter-weight to the liquidity challenges is a marketplace with generally higher yields. As of 6/30/08, the weighted average yield of the international small-cap universe was more than a percentage point higher than its domestic equivalent, 3.5% versus 2.1%.

DEVELOPED UNIVERSE BY MARKET CAPITALIZATION (EXCLUDING USA) June 30, 2008
Market Cap Range (Millions)	Number of Companies	Total Market Cap (Billions)	Percent of Companies	Percent of Total Market Cap

$0 - $500	14,148	1,235	81%	6%

$500 - $1,000	1,106	798	6	4

$1,000 - $2,000	753	1,078	4	5

$2,000 - $2,500	232	518	1	2

$2,500 - $5,000	507	1,810	3	8

$5,000 and over	755	16,844	4	76

Total	17,501	22,283	100	100

Source: Reuters

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     Most importantly, we have found that quality is a truly international concept, an idea that recognizes no borders. The same attributes that attract us to domestic companies—strong balance sheets, an established record of earnings, the ability to generate free cash flow and excellent growth prospects-are readily found in international businesses. It really is a small world after all.

Bringing It all Back Home

However promising the future for global opportunities in smaller companies, we think that far too much uncertainty currently exists here at home for the equity markets to settle down and establish a consistent, forward-looking direction. Although there have been plenty of pleasant surprises, we do not think the profit picture is strong enough to outweigh the anxiety that so many investors are feeling, especially about inflation. We see the next year or so being a very volatile period as the market continues to sort out the effects of the housing and credit bubbles and adjusts to a more inflationary environment.
     It seems plain to us that investors will therefore be looking for lower risk in the form of company quality, especially if the bond markets begin to struggle, as many seem to expect. We see the next year or two as a time to prepare and position our portfolios for a market and economic rebound that looks at least a year or two away. We think that three to five years from now, investors will be mostly pleased with returns because we expect the economy to recover and think that the market will see it coming first. So while smaller companies should be all right in the short term, we suspect that the real action lies further ahead. In any case, we keep doing what we have always done-buying what we think are high-quality smaller companies trading at attractive prices. A volatile stock market has historically been a boon to value investors, and the current period will hopefully be no exception. Certain areas continue to offer what look to us like compelling bargains, both here and abroad. In addition, some industries have been doing very well, so we have been taking gains in some cases, holding in others and even building positions in companies that are managing their growth most effectively. Wide divergence in sector performance is something that we anticipate will be with us for a while, so we see ample opportunity out there on a global scale.

We see the next year or two as a time to prepare and position our portfolios for a market and economic rebound that looks at least a year or two away. We think that three to five years from now, investors will be mostly pleased with returns because we expect the economy to recover and think that the market will see it coming first.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2008

This page is not part of the 2008 Semiannual Report to Shareholders | 9

Small-Cap Market Cycle Performance

We believe strongly in the idea that a long-term investment perspective is crucial for determining the success of a particular investment approach. Flourishing in an up market is wonderful. Surviving a bear market by losing less (or not at all) is at least as good. However, the true test of a portfolio’s mettle is performance over full market cycle periods, which include both up and down market periods. We believe that providing full market cycle results is more appropriate even than showing three- to five-year standardized returns because the latter periods may not include the up and down phases that constitute a full market cycle.

Since the Russell 2000’s inception on 12/31/78, value-as measured by the Russell 2000 Value Index—outperformed growth—as measured by the Russell 2000 Growth Index—in six of the small-cap index’s eight full market cycles. The most recently concluded cycle, which ran from 3/9/00 through 7/13/07, was the longest in the index’s history, and represented what we believe was a return to more historically typical performance in that value provided a significant advantage during its downturn (3/9/00-10/9/02) and for the full cycle. In contrast, the new market cycle that began on 7/13/07 has so far favored growth over value, an unsurprising development when one considers how thoroughly value dominated growth in the previous full cycle.

Peak-to-Peak
For the full cycle, value provided a sizeable margin over growth, which finished the period with a loss. All Royce Funds then in existence held a performance advantage over the Russell 2000. Interestingly, our most conservatively managed offering, Royce Special Equity Fund (+227.4%) was our best performer, followed by our flagship, Royce Pennsylvania Mutual Fund (+207.1%). However, each Royce Fund provided a significant edge over the Russell 2000 during the full market cycle.

Peak-to-Trough
In the new cycle’s somewhat brief peak-to-trough period, growth was ahead of value, though its advantage was slight and neither style index managed to provide positive performance during the downdraft. All but one Royce Fund outperformed the Russell 2000 in this period, with Royce Premier Fund providing the best (albeit negative) performance for the period.

Trough-to-Current
We would caution against reading too much into a period that has lasted only slightly longer than a calendar quarter, but it is still worth noting that growth’s return more than tripled that of the value index. Only three Royce Funds outpaced the Russell 2000 during this period, with Royce Premier and Value Funds offering the most significant outperformance spread.

Peak-to-Current
During this nearly year-long period, both value and growth posted negative returns, though growth lost less by a comfortable margin. Eleven of 13 Royce Funds outperformed the Russell 2000, with one laggard trailing by less than a single percentage point. Once again, Royce Premier and Value Funds stood out.

ROYCE US EQUITY FUNDS VS. RUSSELL 2000 INDEX: MARKET CYCLE RESULTS

	Peak-to- Peak 3/9/00- 7/13/07	Peak-to- Trough 7/13/07- 3/10/08	Trough-to- Current 3/10/08- 6/30/08	Peak-to- Current 7/13/07- 6/30/08

Russell 2000	54.9%	-24.1%	7.6%	-18.4%

Russell 2000 Value	189.5	-25.4	3.0	-23.1

Russell 2000 Growth	-14.8	-23.0	11.9	-13.8

Royce Pennsylvania Mutual Fund	207.1	-19.5	7.3	-13.6

Royce Micro-Cap Fund	197.4	-14.2	3.1	-11.5

Royce Premier Fund	198.1	-11.9	12.5	-0.9

Royce Low-Priced Stock Fund	199.0	-17.2	6.8	-11.6

Royce Total Return Fund	193.9	-17.7	4.8	-13.7

Royce Heritage Fund	150.4	-23.7	6.4	-18.8

Royce Opportunity Fund	191.8	-28.0	3.7	-25.3

Royce Special Equity Fund	227.4	-17.8	2.4	-15.9

Royce Value Fund	N/A	-15.0	12.0	-4.8

Royce Value Plus Fund	N/A	-22.8	5.9	-18.2

Royce 100 Fund	N/A	-18.8	9.2	-11.3

Royce Discovery Fund	N/A	-21.6	-1.2	-22.5

Royce Dividend Value Fund	N/A	-16.5	4.6	-12.7

The thoughts concerning recent market movements and future prospects for smaller-company stocks are solely those of Royce & Associates and, of course, there can be no assurance with regard to future market movements. Smaller-company stocks may involve considerably more risk than larger-cap stocks. Past performance is no guarantee of future results. See page 2 for important performance and expense information for all of the above funds.

10 | This page is not part of the 2008 Semiannual Report to Shareholders

Fund Focus

Looking Behind the Numbers at Royce Pennsylvania Mutual Fund

In a world often captivated by quarter-to-quarter performance, long term for many may be measured in months, not years, and certainly not 30-plus years. And while other mutual funds have been in existence since late 1972—the year Chuck Royce began to manage Royce Pennsylvania Mutual Fund (PMF)—very few are helmed by the same manager or continue to employ the same investment philosophy. We take what we hope is an understandable pride in a portfolio which has a long-term record that few mutual funds can match.

is crucial because failing to do so can erode, or even destroy, returns. In our opinion, doing well during downturns is of equal importance to success in upswings.
       Another important aspect of our approach is our investment time horizon. In a world fixated on quarterly, even monthly, performance, being able to look beyond the current quarter’s difficulties and invest for the coming three to five years remains a critical component.

     The Fund’s long-term results reflect what we believe are two critical competitive advantages—our organization and our investment approach. In most asset management organizations, smaller-company investing occupies a small place on a much larger menu of offerings. However, at Royce smaller-company investing has been our exclusive focus for more than 35 years. This wealth of experience has seen us through almost every conceivable kind of market, and has proved especially valuable in trying times.

     Another cornerstone is our willingness to stick to our discipline, regardless of market movements and trends. We are always surprised by how many asset management organizations do not employ a specific investment approach, and are dismayed by those who do, only to discard it for something else when the market goes against them. By contrast, we still look for what we believe are high-quality smaller companies trading at attractive discounts to our estimate of their worth as a business. These core principles have guided the firm through many markets, both bearish and bullish.

      Smaller companies have always been known for better long-term returns, but also higher volatility. While many smaller-company managers focus on the return side of the equation, we devote equal if not more attention to risk. In fact, our approach focuses on risk at multiple levels—e.g., corporate, market, industry, price-in an attempt to provide more consistent, long-term results. Managing risk

     We believe that the accompanying chart, which shows the growth of $10,000 invested in Royce Pennsylvania Mutual Fund for the 35-year period ended 6/30/08, is impressive mostly as a demonstration of the points described above-it reveals the importance of our people and our process.

PMF Performance and Expense Information			Through June 30, 2008

	AVERAGE ANNUAL TOTAL RETURNS

	One-Year	Five-Year	10-Year	20-Year	35-Year	Operating Expenses

Royce Pennsylvania Mutual Fund	-11.18%	13.43%	10.63%	11.56%	14.84%	0.88%

Important Information on Performance Expenses and Risk
All performance information reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect total annual operating expenses for the Investment Class as of the Fund’s most current prospectus, including management fees and other expenses.

All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. The Fund invests primarily in small- and micro-cap stocks, which may involve considerably more risk than investing in larger-cap stocks (Please see “Primary Risks for Fund Investors” in the prospectus). The Fund may invest up to 25% of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus).

This page is not part of the 2008 Semiannual Report to Shareholders | 11

Online Update

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Overview
Performance
Management
Composition
Risk Analysis
Fees & Expenses
Management Team
Portfolio Managers
Charles M. Royce
45 Years of Experience;
35 Years at Royce
Assistant Portfolio Managers
James J. Harvey
16 Years of Experience;
10 Years at Royce
Jay S. Kaplan
19 Years of Experience;
5 Years at Royce
Objective and Strategy
Royce Pennsylvania Mutual Fund seeks long-term growth of capital by investing primarily in small- and micro-cap companies using a disciplined value approach. We believe investors in the Fund should have a long-term investment horizon of at least three years.
Relative Risk Spectrum
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Fund Statistics
Ticker Symbol
PENNX
Number of Holdings
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Inception Date
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Performance
Average Annual Total Returns
As of Quarter-End 6/30/08

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12 | This page is not part of the 2008 Semiannual Report to Shareholders

This Royce Funds 2008 Semiannual Report to Shareholders | 13

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-4.90%

One-Year			-11.18

Three-Year			7.15

Five-Year			13.43

10-Year			10.63

20-Year			11.56

25-Year			11.81

35-Year			14.84

ANNUAL EXPENSE RATIO

Operating Expenses			0.88%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	PMF	Year	PMF

2007	2.8%	1999	6.0%

2006	14.8	1998	4.2

2005	12.5	1997	25.0

2004	20.2	1996	12.8

2003	40.3	1995	18.7

2002	-9.2	1994	-0.7

2001	18.4	1993	11.3

2000	18.4	1992	16.2

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			1.3%

Oil States International			1.3

Agnico-Eagle Mines			1.2

Ensign Energy Services			1.1

Unit Corporation			1.1

Lincoln Electric Holdings			1.0

Trican Well Service			0.9

Ritchie Bros. Auctioneers			0.8

Waddell & Reed Financial Cl. A			0.7

Sims Group ADR			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			16.2%

Industrial Products			15.1

Technology			14.5

Industrial Services			13.4

Financial Intermediaries			7.3

Financial Services			7.2

Consumer Products			5.6

Health			5.3

Consumer Services			4.9

Miscellaneous			0.9

Cash and Cash Equivalents			9.6

Royce Pennsylvania Mutual Fund

Manager’s Discussion
At times, there is a lot of distance between what one wants and what one can reasonably expect under current circumstances. This sums up what we thought about the performance of our flagship, Royce Pennsylvania Mutual Fund (PMF), during the first half of 2008. The Fund outpaced its small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/08, down 4.9% versus a decline of 9.4% for the small-cap index. This was gratifying, and though we wish the Fund had done better on an absolute basis, the down-market conditions in much of the year’s first six months strongly suggested this was not likely. During the bearish first quarter, PMF was down 6.3%, while the Russell 2000 lost 9.9%. Share prices rebounded following the recent small-cap market trough on 3/10/07, sparking a rally that lasted until the bear bit back in June. The upshot was a marginally positive second quarter for smaller stocks; the Fund was up 1.5% versus a 0.6% gain for its small-cap benchmark.
      From the beginning of the new market cycle, which began with the small-cap market peak on 7/13/07, through 6/30/08, PMF managed well on a relative basis, losing 13.6% during this downturn, while the Russell 2000 was down 18.4%. Over longer-term periods, the Fund held its relative advantage and—with the exception of the one-year period ended 6/30/08—posted higher, positive returns. From the previous small-cap market peak on 3/9/00 through 6/30/08, the Fund gained 165.2% versus 26.4% for its benchmark. The Fund outpaced its small-cap benchmark for the one-, three-, five-, 10-, 15-, 20- and 25-year periods ended 6/30/08. PMF’s average annual total return for the 35-year period was 14.8%. (Please see page 11 for a piece on the Fund’s long-term record.)

     Holdings in the Natural Resources sector, particularly in the energy services industry, were the primary bright spots for the portfolio during the first half of 2008. Fast-rising oil prices and energy costs were a large part of the industry’s surging share prices. We were pleased to see a combination of old favorites and newer names perform well. We first began to buy shares of Oil States International in 2003, attracted to its balance sheet and well-run business. The company operates three subsidiaries that provide specialty products and services to oil and gas drilling and production companies across the globe. Demand for its services (and some attention from Wall Street) played a large role in its success. Although we took some gains in the first half, it was the Fund’s second-largest holding at the end of June. Many
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Oil States International	$25,541,351

Unit Corporation	20,963,075

Schnitzer Steel Industries Cl. A	16,366,590

Sims Group ADR	16,283,568

Ensign Energy Services	14,651,853

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for PMF reflects Investment Class results. Shares of PMF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

14  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

steel companies also defied the bear, as the demand for recycled metals remained vigorous, driven by fast-growing economies in BRIC (Brazil, Russia, India and China) and other developing countries. Sims Group is an Australian metal recycling company operating in four segments, each with a global presence. We received our shares as the result of its merger with Metal Management in March 2008. Its stock price mostly climbed from there through the end of the first half.
     Three of the Fund’s sectors posted large dollar-based losses—Technology, Financial Services and Financial Intermediaries. The latter two areas continued to pay the price for both the subprime implosion and the related credit crisis. MoneyGram International struggled in 2007 with exposure to subprime mortgages in its investment portfolio. In January 2008, the company announced, after valuing the portfolio, that it had experienced additional losses due to the subprime contagion. That sent its already plunging share price into a free fall that lasted through June. We remained committed through the end of the first half because we think that the firm’s various money transfer businesses are strong enough to help it eventually overcome its formidable problems. We were also hopeful that an infusion of cash from Thomas Lee Partners and Goldman Sachs back in March could help the company stabilize. In the investment management industry, AllianceBernstein Holding remains a healthy dividend payer and, in our view, a very well-run business. However, its stock disappointed after the firm revised its earnings guidance for fiscal 2007 early in 2008. We remain convinced that financial industry companies with solid businesses and strong fundamentals are capable of rebounding. We also admit that we underestimated the intensity of the sentiment against all financial businesses during the first half.

     NETGEAR, the Technology sector’s biggest disappointment on a dollar basis, designs and manufactures networking products for home users and small businesses worldwide. We liked its innovative business, conservative balance sheet, earnings history and progress toward becoming cash-flow positive. Investors began bailing last summer following an earnings disappointment, and kept selling after a product recall in January 2008, while we more than doubled our position over the last year.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

MoneyGram International	$23,520,368

AllianceBernstein Holding L.P.	17,648,915

NETGEAR	14,207,849

Boston Private Financial Holdings	14,183,920

Rofin-Sinar Technologies	13,515,842

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,459 million

Weighted Average P/E Ratio**		15.6x*

Weighted Average P/B Ratio		2.0x

Weighted Average Portfolio Yield		1.1%

Fund Net Assets		$4,238 million

Turnover Rate		17%

Number of Holdings		536

Symbol
Investment Class		PENNX
Service Class		RYPFX
Consultant Class		RYPCX
R Class		RPMRX
K Class		RPMKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	PMF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.82	0.54	0.66

Standard Deviation	12.46	13.92	12.98

Beta	1.07	1.21	1.14

*Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

PMF	13.43%	12.46	1.08

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  15

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-6.93%

One-Year			-9.53

Three-Year			12.02

Five-Year			15.15

10-Year			11.93

15-Year			13.37

Since Inception (12/31/91)			14.50

ANNUAL EXPENSE RATIO

Operating Expenses			1.46%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RMC	Year	RMC

2007	7.1%	1999	13.7%

2006	22.3	1998	-3.3

2005	11.5	1997	24.7

2004	15.8	1996	15.5

2003	52.6	1995	19.1

2002	-13.4	1994	3.6

2001	23.1	1993	23.7

2000	16.7	1992	29.4

TOP 10 POSITIONS % of Net Assets

TTM Technologies			1.2%

Kennedy-Wilson			1.0

Approach Resources			1.0

Bruker Corporation			0.9

Olympic Steel			0.9

TGC Industries			0.9

Datasul			0.9

Tesco Corporation			0.9

Red Back Mining			0.9

Patriot Transportation Holding			0.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			17.3%

Technology			15.5

Industrial Services			13.5

Health			8.5

Industrial Products			8.3

Consumer Products			5.6

Consumer Services			5.1

Financial Intermediaries			4.0

Financial Services			3.5

Miscellaneous			3.3

Preferred Stock			0.5

Cash and Cash Equivalents			14.9

Royce Micro-Cap Fund

Managers’ Discussion
Certain holdings in Royce Micro-Cap Fund (RMC) continued to walk a slightly different path than both smaller stocks as a whole and their micro-cap peers in particular. The Fund was down 6.9% for the year-to-date period ended 6/30/08 versus a decline of 9.4% for its small-cap benchmark, the Russell 2000, and a loss of 15.5% for the Russell Microcap Index. This was consistent with the Fund’s recent pattern of strong relative and strong-to-solid absolute performance. The Fund was down 7.9% in the first-quarter downturn, while the Russell 2000 fell 9.9% and the Russell Microcap Index lost 12.4%. A welcome rally occurred from the recent small-cap market trough on 3/10/08. It lasted through April and May, though stock prices once again plummeted in June. For the second quarter, RMC gained 1.0% versus 0.6% for its small-cap benchmark and -3.5% for the micro-cap index.
      The Fund’s recent performances took place in the context of the new market cycle that began with the small-cap market peak on 7/13/07. From that peak through 6/30/08, RMC was down 11.5% compared to respective losses of 18.4% and 26.8% for the Russell 2000 and Russell Microcap Index. So while we would ideally prefer that the Fund show stronger absolute results, we were nonetheless pleased with its strong relative returns during a down market that has hit micro-cap stocks especially hard.

     Full market cycle and other long-term performances were noticeably better on an absolute basis, while also maintaining RMC’s relative advantage. From the previous small-cap market peak on 3/9/00 through 6/30/08, the Fund gained 163.1% versus 26.4% for the Russell 2000. (Data for the Russell Microcap index only goes back to 2002.) The Fund also beat the Russell 2000 for the one-, three-, five-, 10-, 15-year and since inception (12/31/91) periods ended 6/30/08. RMC’s average annual total return since inception was 14.5%.
     Seven of the Fund’s nine equity sectors finished the first half in the red, but the most significant losses on a dollar basis came from Technology and Health. Broadly speaking, increased anxiety over slowed consumer spending kept investors away from consumer-related tech businesses. In other technology areas, indifference has been the order of the day. With no significant innovations having come to the marketplace over the last few years, investors have mostly avoided or sold tech stocks. Health care companies suffered a different set of problems.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Olympic Steel	$10,587,573

Approach Resources	5,048,812

Landi Renzo	2,938,168

Superior Well Services	2,848,372

Exponent	2,410,446

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RMC reflects Investment Class results. Shares of RMC’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

16  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

Many were beset by growing concerns over profitability (or lack thereof ) in a market where credit has become harder and harder to obtain. DNA-based identity testing firm Orchid Cellmark felt the effects of profit pressure and tighter credit on declining earnings as its share price fell in the first quarter. We increased our position slightly during March and May, confident in the potential of its business.
     Although not a technology or healthcare business, Thomas Weisel Partners has developed an investment banking specialty in those companies, which was not a service in high demand through the first half of 2008. We were initially drawn to the firm’s small asset management business and a small acquisition that diversified the business into the natural resources sector. At the end of June, we remained confident in the company. LECG Corporation provides expert testimony and strategic advice to companies and law firms, as well as local, state, and federal government agencies here and abroad. We liked the firm’s business and were particularly optimistic when new management took over in the summer of 2007. Some subsequent managerial missteps and a badly missed earnings estimate in January 2008 sent its stock price reeling, though we held a decent-sized position at the end of June. LSI Industries provides outdoor, indoor and landscape lighting, graphics and related technology for a variety of commercial and industrial markets, with a specialty in gas station-convenience stores. The firm’s conservative balance sheet and strong position in a niche business remain bright spots, and we also think that it can ultimately manage its transition to more cost- and energy-efficient LED-based solutions. Each of these factors guided our decision to build our position in the first half.

     In general, micro-cap businesses with strong balance sheets have been weathering the bear market more effectively than those carrying greater amounts of debt. This has so far been true even in hard-hit areas such as technology, healthcare, financials and consumer stocks. What little broad success there was among micro-caps came mostly from the steel and energy industries. Olympic Steel made either a truly Olympian contribution or a Sisyphean effort toward first-half results, depending on how one sees the Fund’s performance. In any case, this processor and distributor of specialty steel products reaped the rewards of the renewed dynamism in the U.S. steel industry, being well-positioned to benefit from sudden increases in steel prices. It was a top-ten holding at the end of June.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

LECG Corporation	$4,217,954

Thomas Weisel Partners	3,615,313

LSI Industries	3,515,144

Orchid Cellmark	3,231,401

Dynamic Materials	3,185,260

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$286 million

Weighted Average P/E Ratio**		12.8x

Weighted Average P/B Ratio		1.5x

Weighted Average Portfolio Yield		1.3%

Fund Net Assets		$944 million

Turnover Rate		21%

Number of Holdings		202

Symbol
Investment Class		RYOTX
Service Class		RMCFX
Consultant Class		RYMCX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (19% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RMC	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.87	0.46	0.58

Standard Deviation	13.62	15.03	13.68

Beta	1.03	1.30	1.13

*Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 21 micro-cap objective funds (oldest class only) with at least five years of history. (All small-cap objective funds with median market capitalizations below $500 million.)

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RMC	15.15%	13.62	1.11

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  17

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			4.03%

One-Year			2.38

Three-Year			14.39

Five-Year			17.50

10-Year			12.70

15-Year			13.50

Since Inception (12/31/91)			13.78

ANNUAL EXPENSE RATIO

Operating Expenses			1.10%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RPR	Year	RPR

2007	12.7%	1999	11.5%

2006	8.8	1998	6.7

2005	17.1	1997	18.4

2004	22.8	1996	18.1

2003	38.7	1995	17.8

2002	-7.8	1994	3.3

2001	9.6	1993	19.0

2000	17.1	1992	15.8

TOP 10 POSITIONS % of Net Assets

Unit Corporation			4.4%

Lincoln Electric Holdings			4.2

Reliance Steel & Aluminum			3.4

Schnitzer Steel Industries Cl. A			3.1

Ensign Energy Services			3.0

Sims Group ADR			2.8

Trican Well Service			2.8

Woodward Governor			2.7

Gardner Denver			2.5

Pan American Silver			2.4

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			24.0%

Natural Resources			18.8

Technology			12.2

Consumer Products			9.4

Financial Intermediaries			8.5

Industrial Services			6.8

Health			4.7

Financial Services			2.2

Consumer Services			0.9

Miscellaneous			1.3

Cash and Cash Equivalents			11.2

Royce Premier Fund

Managers’ Discussion
Several holdings in Royce Premier Fund (RPR) defied the formidable strength of the current down market, contributing to its positive performance during the first half of 2008. The Fund gained 4.0% for the year-to-date period ended 6/30/08, significantly outperforming its small-cap benchmark, the Russell 2000, which declined 9.4% for the same period. Prices throughout the stock market fell through the end of 2007 and into the first quarter of 2008. Between January and March, RPR only slightly felt the effect of the widespread decline, with a loss of 2.7% versus a decline of 9.9% for its small-cap benchmark. Following the small-cap trough on 3/10/08, smaller stock prices generally rallied into early June, before falling again through the end of 2008’s first half. During the volatile second quarter, RPR was up 6.9% versus a slight gain of 0.6% for the Russell 2000. This was accomplished by outpacing the index during both the upswing of April and May and the downturn that occupied most of June.
      Equally strong were the Fund’s results from the beginning of the new small-cap market cycle on 7/13/07 through 6/30/08, a period in which RPR lost only 0.9% compared to a loss of 18.4% for the Russell 2000. The Fund also gained 12.5% from the small-cap market trough on 3/10/08 through 6/30/08, while its benchmark gained 7.6% during this period. Measuring results from the previous full market cycle and other long-term periods presents an even more attractive picture. RPR substantially outpaced the Russell 2000 from the previous small-cap market peak on 3/9/00 through 6/30/08, up 195.6% versus 26.4%. In addition, RPR held a significant performance edge over the Russell 2000 in the one-, three-, five-, 10-, 15-year and since inception (12/31/91) periods ended 6/30/08. The Fund’s average annual total return since inception was 13.8%.

     Two industry groups dominated performance in the first half—energy services, part of the Natural Resources sector, and metal fabrication and distribution in the Industrial Products sector. The latter group has been helped by the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries where large-scale infrastructure construction has continued at a brisk pace. Schnitzer Steel Industries, RPR’s top performer in the industry, is a conservatively
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Unit Corporation	$100,374,120

Schnitzer Steel Industries Cl. A	69,890,613

Sims Group ADR	65,844,021

Gardner Denver	54,381,581

Reliance Steel & Aluminum	52,409,682

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RPR reflects Investment Class results. Shares of RPR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

18  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

capitalized business with a strong earnings history. The firm operates three segments, metals recycling, auto parts metals and steel manufacture. Its share price stumbled after the firm missed its 2008 fiscal first-quarter earnings estimate, but began to climb shortly afterward as increased profits led to a strong fiscal second quarter and a record fiscal third quarter. Although we began to take gains in February, Schnitzer was the Fund’s fourth-largest holding at the end of June.
     After Metal Management merged with Australian scrap-metal business Sims Group in March 2008, the price of the latter moved up appreciably, no doubt reaping a benefit from its global presence in an increasingly international market. It was a top-ten position at the end of the first half, as was Reliance Steel & Aluminum, a provider of metals processing services and distributor of metal products. Following a volatile 2007, the company’s stock price rose more or less steadily through the first six months of 2008 as investors took notice of its improved earnings. As with Sims, the firm’s global footprint seemed to boost its business.
     Unit Corporation, the Fund’s top holding at June 30, was also its top performer during the first half on a dollar basis. Although it operates primarily as a contract drilling company, Unit also has its own oil and natural gas exploration business. This hybrid approach kept it off the radar of many energy industry analysts when we first began to buy shares in 2002. The record-shattering price of oil and its own growing businesses helped its share price to soar through the end of June. We were content to hold our large position in part because we think that many energy-related stocks have not kept pace with the feverish spike in oil prices; these companies have done very well, yet their stock prices have not increased proportionally with commodity prices.

     Rising energy prices cut both ways in the first half, contributing to two dismal performances for companies that we hold in high regard. Thor Industries makes recreational vehicles and small- and mid-sized buses, while Winnebago focuses on motor homes. Each has struggled in an inhospitable environment for their industry. We increased our stake in Thor Industries in January and May, but chose to move on from Winnebago in March. Between April and June, we increased our position in fashion accessory company Fossil, the result of an ongoing attraction to its balance sheet and well-managed business. Its earnings, while still positive, began to slump early in 2008, driving investors away.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

Thor Industries	$59,274,322

Fossil	39,369,577

Foundry Networks	29,439,813

Silver Standard Resources	28,255,403

TSX Group	24,815,897

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$2,320 million

Weighted Average P/E Ratio**		16.5x

Weighted Average P/B Ratio		2.4x

Weighted Average Portfolio Yield		1.0%

Fund Net Assets		$5,159 million

Turnover Rate		5%

Number of Holdings		60

Symbol
Investment Class		RYPRX
Service Class		RPFFX
Consultant Class		RPRCX
Institutional Class		RPFIX
W Class		RPRWX
R Class		RPRRX
K Class		RPRKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RPR	Category Median	Best Quartile Breakpoint

Sharpe Ratio	1.13	0.54	0.66

Standard Deviation	12.19	13.92	12.98

Beta	0.99	1.21	1.14

*Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (lowest expense class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RPR	17.50%	12.19	1.44

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  19

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-1.96%

One-Year			-8.79

Three-Year			10.90

Five-Year			13.11

10-Year			12.35

Since Inception (12/15/93)			14.15

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.53%

Net Operating Expenses			1.49

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RLP	Year	RLP

2007	2.3%	2000	24.0%

2006	19.0	1999	29.8

2005	9.7	1998	2.4

2004	13.6	1997	19.5

2003	44.0	1996	22.8

2002	-16.3	1995	22.5

2001	25.1	1994	3.0

TOP 10 POSITIONS % of Net Assets

Sims Group ADR			2.0%

Trican Well Service			2.0

Unit Corporation			2.0

Ensign Energy Services			1.9

Gammon Gold			1.8

Knight Capital Group Cl. A			1.8

Perot Systems Cl. A			1.8

Tesco Corporation			1.8

Schnitzer Steel Industries Cl. A			1.6

Foundry Networks			1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			27.6%

Technology			18.5

Industrial Services			9.3

Industrial Products			8.7

Health			6.9

Consumer Products			6.6

Financial Intermediaries			6.6

Consumer Services			3.1

Financial Services			0.7

Miscellaneous			2.4

Cash and Cash Equivalents			9.6

Royce Low-Priced Stock Fund

Manager’s Discussion
The recent performance of Royce Low-Priced Stock Fund (RLP) inspired mixed emotions on our part. On the one hand, it is always disappointing—even in a bear market, even during short-term periods—to post negative performance. On the other hand, we were happy to see RLP either outperform, or mostly keep pace with, its benchmark index during recent short-term periods. The Fund lost 2.0% for the year-to-date period ended 6/30/08, while its small-cap benchmark, the Russell 2000, fell 9.4%. In the first-quarter downturn, RLP was down 5.3% versus a decline of 9.9% for the small-cap index. After the recent small-cap market trough on 3/10/08, share prices roared back, then swooned again in the last several weeks of the second quarter. RLP did well coping with this considerable volatility, gaining 3.5% in the second quarter versus a 0.6% gain for the Russell 2000.
     This was consistent with the Fund’s performance pattern since the beginning of the new small-cap market cycle on 7/13/07. From that July 2007 peak through 6/30/08, RLP fell 11.6%—not an inspiring absolute return, but well ahead of its benchmark’s 18.4% loss during the same period. Although it trailed the Russell 2000, the Fund managed well from the recent small-cap market trough on 3/10/08 through 6/30/08, up 6.8% compared to a 7.6% gain for the small-cap index. Positive performances were more common over previous market cycle and other long-term periods. RLP held a large advantage over the Russell 2000 from the previous small-cap market peak on 3/9/00 through 6/30/08, gaining 164.4% while its benchmark was up 26.4%. RLP also beat its benchmark for the one-, three-, five-, 10-year and since inception (12/15/93) periods ended 6/30/08. The Fund’s average annual total return since inception was 14.2%.

     In terms of dollar-based net losses at the sector level, Technology and Consumer Products made the biggest negative impact on performance. These areas were hit nearly as hard as financial stocks in the market as a whole, though their struggles generally received less attention. Foundry Networks is a telecom equipment maker with businesses in wireless products and services that we have long admired, along with its pristine balance sheet. After rising through much of 2007, its stock price corrected to levels that we found very attractive in 2008, so we built our position between February and April. Last summer, an earnings
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Sims Group ADR	$46,125,154

Unit Corporation	43,699,895

Olympic Steel	29,361,710

Ensign Energy Services	27,155,624

Schnitzer Steel Industries Cl. A	25,483,364

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RLP reflects Service Class results. Shares of RLP’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce Low-Priced Stock Fund.

20  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

disappointment led investors to abandon NETGEAR, an innovative manufacturer of networking products for home users and small businesses. The sell-off continued in 2008 following a January product recall. We chose to double our stake during the first half, confident in a rebound for a firm with a conservative balance sheet and a strong earnings history. A disappointing forecast for its fiscal second quarter drove investors away from fashion accessory company, Fossil, while we held a good-sized position at the end of June. We believe that the holidays remain the company’s best sales season. We also supported its decision to continue opening retail outlets, liked that its international business remained robust and were pleased to see improvement in watch sales here in the U.S.
     Hard times for the Chinese stock market meant a falling stock price for Silvercorp Metals—though the firm is based in Canada, the bulk of its mining operations are located in China. This gave us an opportunity to build a position in a company with an excess of attractive qualities not often found in smaller precious metals and mining companies. Silvercorp pays dividends, has positive earnings and boasts a terrific balance sheet. Its stock price fell in the face of its improving fundamentals, which made our decision to buy more shares much easier. Fronteer Development Group is a gold mining company with what we believe are several promising projects. Investors opted for a different point of view in the form of a mass exodus from its stock in February. At issue was the ownership of a uranium mine in which the firm holds an equity stake. Ever contrarian, we built our position between March and May after trimming in February.

     Of the Fund’s nine equity sectors, only Natural Resources and Industrial Products posted net gains, and each was dominated by the net gains of a single industry group. The energy services group drove the Natural Resources sector, led by two old favorites. Unit Corporation is primarily a contract drilling company, but also runs its own oil and natural gas exploration business. It benefited from increased production in both its oil and natural gas business. Ensign Energy Services, Canada’s second largest land-based drilling contractor and third largest well servicing contractor, has profitably expanded its business into the U.S., Latin America and the Mid East with what we regard as a well-disciplined growth strategy. Steel companies, including Sims Group, Olympic Steel and Schnitzer Steel Industries, have been helped by the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

Foundry Networks	$24,512,533

Silvercorp Metals	24,206,217

Fronteer Development Group	21,398,125

Fossil	21,191,120

NETGEAR	19,198,923

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,076 million

Weighted Average P/E Ratio**		15.6x

Weighted Average P/B Ratio		1.8x

Weighted Average Portfolio Yield		0.9%

Fund Net Assets		$3,969 million

Turnover Rate		15%

Number of Holdings		199

Symbol
Investment Class		RLPHX
Service Class		RYLPX
Institutional Class		RLPIX
R Class		RLPRX
K Class		RLPKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (14% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RLP	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.74	0.54	0.66

Standard Deviation	13.67	13.92	12.98

Beta	1.07	1.21	1.14

*Five years ended 6/30/08 Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RLP	13.11%	13.67	0.96

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  21

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-5.90%

One-Year			-11.52

Three-Year			5.58

Five-Year			10.45

10-Year			9.33

Since Inception (12/15/93)			12.32

ANNUAL EXPENSE RATIO

Operating Expenses			1.08%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RTR	Year	RTR

2007	2.4%	2000	19.4%

2006	14.5	1999	1.6

2005	8.2	1998	4.8

2004	17.5	1997	23.7

2003	30.0	1996	25.5

2002	-1.6	1995	26.9

2001	14.8	1994	5.1

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			1.8%

Helmerich & Payne			1.3

Reliance Steel & Aluminum			1.2

Patterson-UTI Energy			1.1

Penn Virginia			1.0

Cimarex Energy			0.9

Ritchie Bros. Auctioneers			0.9

Lincoln Electric Holdings			0.8

Leucadia National			0.8

Woodward Governor			0.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			19.0%

Financial Intermediaries			18.8

Natural Resources			13.6

Industrial Services			10.9

Financial Services			8.7

Consumer Products			5.4

Consumer Services			5.1

Health			4.5

Technology			4.1

Utilities			2.2

Miscellaneous			1.6

Bonds and Preferred Stocks			1.1

Cash and Cash Equivalents			5.0

Royce Total Return Fund

Manager’s Discussion
Periods of better relative returns only went so far toward dulling the disappointment we felt over recent performance for Royce Total Return Fund (RTR). We simply expected stronger results, particularly on an absolute basis, from the Fund’s portfolio of mostly dividend-paying small- and micro-cap stocks, especially in a downward trending, volatile market that has nonetheless rewarded a discrete number of quality companies. RTR was down 5.9% for the year-to-date period ended 6/30/08, ahead of its small-cap benchmark, the Russell 2000, which declined 9.4% in the first half of 2008.
      The current year began much as the previous one ended, with falling stock prices throughout the market. RTR managed well through 2008’s first quarter, down 5.6% versus a loss of 9.9% for the Russell 2000. After the most recent small-cap market trough on 3/10/08, share prices rebounded through early June before slipping again. The second quarter, specifically the month of June, was the source of much of our frustration with the portfolio’s performance. Although RTR largely kept pace with its small-cap benchmark during the upswings that characterized April and May, it fell 7.5% in June, essentially even with the Russell 2000’s decline of 7.7%. The result was a loss of 0.3% for the second quarter compared to a slight gain of 0.6% for the small-cap index.
      Smaller stocks began a new cycle with the new small-cap market peak on 7/13/07. The cycle has thus far been primarily bearish, the sort of period in which we would typically expect the Fund to hold substantially more of its value than its benchmark. So while the Fund lost less than the Russell 2000 from 7/13/07 through 6/30/08 (-13.7% versus -18.4%), we were anticipating a better down-market result. During the last small-cap full market cycle, RTR’s performance was far better. From the previous small-cap market peak on 3/9/00 through 7/13/07, the Fund gained 193.9% versus 54.9% for the Russell 2000. Strong performance both before and during this long market cycle helped the Fund to post healthy absolute and relative long-term returns. RTR outpaced the Russell 2000 for the one-, three-, five-, 10-year and since inception (12/15/93) periods ended 6/30/08. The Fund’s average annual total return since inception was 12.3%.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Helmerich & Payne	$46,038,532

Patterson-UTI Energy	25,985,852

Cimarex Energy	21,470,105

Penn Virginia	20,693,876

Reliance Steel & Aluminum	18,251,471

*Includes dividends

Holdings in the Fund’s two financial sectors accounted for the lion’s share of its net losses in the first half. Seven of the portfolio’s 10 poorest-performing industries on a dollar basis came

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RTR reflects Investment Class results. Shares of RTR’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees and other expenses.

22  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

from either the Financial Intermediaries or Financial Services sectors. Companies in the insurance and investment management group were the loss leaders, followed by those in the banking industry. These kinds of businesses have historically made up a sizeable portion of the portfolio, mostly because they generally boast above-average dividend yields. Asset management company AllianceBernstein Holding, the Fund’s largest position at June 30, made a considerable negative contribution to performance. Investors began to abandon the stock in larger numbers after the firm announced that it was revising its fiscal 2007 earnings estimate in January 2008. Positive quarterly earnings posted in 2008 were nonetheless lower than what Wall Street was expecting, leading its share price to additional slumps. However, we remain confident in the firm’s ability to weather difficulties in its industry based on its long record of business success.
      This summarizes our thinking about many of the Fund’s financial holdings. When share prices in several of these businesses began to tumble last July, our plan was to continue holding those companies in which we had high confidence. Our expectation was that many of them would eventually survive the hard times their various industries have been enduring, especially those that were mostly or entirely uninvolved in subprime mortgage lending or other questionable practices. This was admittedly chancy, as it became more and more clear during the first half of 2008 that investors were not just avoiding financial stocks, they were at times aggressively selling out of them. Still, we continue to hold many financials owing to their solid businesses, strong fundamentals and history of paying dividends.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
      The Natural Resources and Diversified Investment Companies sectors made positive contributions to performance, though only the former sector’s contribution was notable. Rising energy prices helped holdings in the energy services group and in the oil and gas industry (though they also hurt the stock price of recreational vehicle and bus manufacturer Thor Industries, a stock in which we built our position in the first half). Long-time holding Helmerich & Payne saw increased demand for its business of contract land drilling for oil and natural gas, especially since its high-tech ‘FlexRigs’ allow drilling in spots generally thought to be unreachable. Although we trimmed our position at rising prices throughout the first half, it was the Fund’s second-largest holding at June 30.

AllianceBernstein Holding L.P.	$31,350,738

Thor Industries	15,189,013

Frontier Oil	14,997,049

LCA-Vision	13,853,191

SEI Investments	13,393,091

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,792 million

Weighted Average P/E Ratio**			13.3x

Weighted Average P/B Ratio			1.8x

Weighted Average Portfolio Yield			2.7%

Fund Net Assets			$5,079 million

Turnover Rate			13%

Number of Holdings			462

Symbol
Investment Class			RYTRX
Service Class			RYTFX
Consultant Class			RYTCX
Institutional Class			RTRIX
W Class			RTRWX
R Class			RTRRX
K Class			RTRKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RTR	Median	Breakpoint

Sharpe Ratio	0.71	0.54	0.83

Standard Deviation	10.26	13.92	12.10

Beta	0.96	1.21	1.05

*Five years ended 6/30/08. Category Median and Best Decile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RTR	10.45%	10.26	1.02

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  23

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-11.65%

One-Year			-16.84

Three-Year			7.87

Five-Year			11.83

10-Year			12.46

Since Inception (12/27/95)			15.10

ANNUAL EXPENSE RATIO

Operating Expenses			1.42%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RHF	Year	RHF

2007	1.2%	2001	20.5%

2006	22.6	2000	11.7

2005	8.7	1999	41.8

2004	20.4	1998	19.5

2003	38.1	1997	26.0

2002	-18.9	1996	25.6

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			1.7%

HEICO Corporation			1.6

Pegasystems			1.4

SEI Investments			1.4

Lincoln Electric Holdings			1.3

Longs Drug Stores			1.3

Drew Industries			1.3

Men’s Wearhouse (The)			1.3

Waddell & Reed Financial Cl. A			1.2

WABCO Holdings			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Services			17.8%

Industrial Services			17.0

Technology			16.5

Industrial Products			11.9

Consumer Services			9.0

Financial Intermediaries			8.1

Natural Resources			5.1

Consumer Products			3.4

Health			1.6

Miscellaneous			4.8

Cash and Cash Equivalents			4.8

Royce Heritage Fund

Manager’s Discussion
The first half of 2008 was a particularly frustrating performance period for Royce Heritage Fund (RHF) on both an absolute and relative basis. For the year-to-date period ended 6/30/08, the Fund fell 11.7% versus a loss of 9.4% for its small-cap benchmark, the Russell 2000, during the same period. Unfortunately, the Fund got off to a poor start in 2008, underperforming the Russell 2000 in the bearish first quarter, down 10.9% versus a loss of 9.9% for its benchmark. When stock prices picked up following the recent small-cap market trough on 3/10/08, RHF reversed itself effectively, pulling nearly even with its benchmark through the end of May, before the month of June, which hurt stocks throughout the market, derailed the Fund’s momentum, and then some. The result was a second consecutive quarter trailing the Russell 2000. RHF fell 0.9% in the second quarter, compared to a gain of 0.6% for the small-cap benchmark.
      In mid-July of 2007, small-cap stocks established a new peak and thus began a new market cycle. From the peak on 7/13/07 through 6/30/08, the Fund was down 18.8%, slightly behind the Russell 2000’s decline of 18.4% for the same period. RHF also trailed the small-cap benchmark in the short-term period (nearly identical with the second quarter) from the small-cap market trough on 3/10/08 through 6/30/08, up 6.4% versus 7.6% for the Russell 2000. Over longer-term periods, the Fund’s results were far better on both a relative and absolute basis. From the previous small-cap market peak on 3/9/00 through 6/30/08, RHF significantly outpaced its benchmark with a gain of 103.2% compared to 26.4% for its benchmark. The Fund also outperformed the Russell 2000 for the three-, five-, 10-year and since inception (12/27/95) periods ended 6/30/08. RHF’s average annual total return since inception was 15.1%.

     Bright spots were few and far between during the first half of 2008, but successes came mostly from the energy services industry and metal distribution and fabrication group. The latter was home to the Fund’s two best performers on a dollar basis. The weak U.S. dollar has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries doing robust business in large-scale infrastructure construction, which meant good news for steel companies such as Schnitzer Steel Industries and Australia’s Sims Group. We began to reduce our stake in the former late in 2007 and sold our position in the latter in June. Canadian energy services firm Trican Well Service and oil and natural gas contract driller and
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return * Year-to-Date Through 6/30/08

Sims Group ADR	$634,618

Schnitzer Steel Industries Cl. A	461,460

Trican Well Service	297,175

Stifel Financial	294,215

Corinthian Colleges	287,978

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RHF reflects Service Class results. Shares of the RHF’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

24 | The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

producer Unit Corporation did well as a result of being—in our view—well-managed businesses in one of the few industries to attract investors during the first half.
     By far, the sectors with the largest negative impact on a dollar basis were Financial Intermediaries, Technology and Financial Services. Net losses in Technology were spread among several industries, including the semiconductors and equipment group and software companies. As for financials, it seemed to us that stocks in many financial businesses were trading at what we estimated were attractive discounts as early as December 2007. These discounts began to appear increasingly striking as 2008 began, especially as prices continued to fall in many financial industries. Of course, before the end of the first quarter it was plain that we bought shares of many companies too soon and were holding stock in companies that had not seen the last of the sell-off in financials. This presented us with something of a quandary, because we thought that many financials had hit bottom only to see them decline further. As experienced investors in financial companies, this was very frustrating. Our frustration was exacerbated by the fact that businesses whose relation to subprime or the related credit crisis was peripheral at best—businesses such as securities brokers and investment management—remained so far out of favor. Indeed, along with the information and processing group, the two aforementioned industry groups posted some of the most significant net losses in the portfolio on a dollar basis.
     The share price of MoneyGram International was beaten down in 2007 as the result of exposure to subprime mortgages in its investment portfolio. Matters grew worse in January 2008 when the company announced, after revaluing

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
the portfolio, that it had experienced additional losses due to the subprime contagion. Its already-plummeting share price fell precipitously through June. We began to increase our stake in March because we think that the firm’s various money transfer businesses are strong enough to help it eventually overcome its formidable problems. Evercore Partners is a boutique-style investment bank specializing in strategic and tactical advice to public and private companies. The credit crunch slowed merger & acquisition activity, which led the firm’s stock price to drop. We built our position through much of the first half. AllianceBernstein Holding remains a healthy dividend payer and, we believe, a very well-run business. However, its stock disappointed after the firm revised its earnings guidance for fiscal 2007 early in 2008.

MoneyGram International	$1,768,734

Evercore Partners Cl. A	977,144

AllianceBernstein Holding L.P.	552,302

Rofin-Sinar Technologies	545,819

SEI Investments	524,098

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,166 million

Weighted Average P/E Ratio**			14.7x

Weighted Average P/B Ratio			1.8x

Weighted Average Portfolio Yield			1.3%

Fund Net Assets			$106 million

Turnover Rate			77%

Number of Holdings			193

Symbol
Investment Class			RHFHX
Service Class			RGFAX
Consultant Class			RYGCX
R Class			RHFRX
K Class			RHFKX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RHF	Median	Breakpoint

Sharpe Ratio	0.66	0.54	0.66

Standard Deviation	13.65	13.92	12.98

Beta	1.25	1.21	1.14

*Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RHF	11.83%	13.65	0.87

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  25

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-11.25%

One-Year			-22.85

Three-Year			3.82

Five-Year			12.15

10-Year			12.71

Since Inception (11/19/96)			13.89

ANNUAL EXPENSE RATIO

Operating Expenses			1.10%

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROF	Year	ROF

2007	-2.0%	2001	17.3%

2006	18.8	2000	19.9

2005	4.8	1999	32.3

2004	17.5	1998	4.9

2003	72.9	1997	20.8

2002	-17.0

TOP 10 POSITIONS % of Net Assets

Timken Company (The)			0.9%

EnPro Industries			0.9

PharMerica Corporation			0.8

Gardner Denver			0.8

Ferro Corporation			0.8

Tekelec			0.8

Haynes International			0.8

Crane Company			0.8

Hexcel Corporation			0.7

Newpark Resources			0.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			30.9%

Industrial Products			24.2

Consumer Services			12.1

Industrial Services			5.7

Health			5.5

Financial Intermediaries			3.9

Consumer Products			3.5

Natural Resources			3.6

Financial Services			0.3

Miscellaneous			2.0

Cash and Cash Equivalents			8.3

Royce Opportunity Fund

Manager’s Discussion
Disappointment was the prevailing feeling about the first-half performance of Royce Opportunity Fund (ROF). The Fund fell 11.3% for the year-to-date period ended 6/30/08, trailing the 9.4% loss for its small-cap benchmark, the Russell 2000 for the same period. As 2008 began, the Fund easily kept pace with the small-cap index. During the first-quarter downturn, ROF fell 9.4%, just ahead of its benchmark’s decline of 9.9%. Following the recent small-cap trough on 3/10/08, stock prices generally rose throughout the market. ROF and the Russell 2000 enjoyed comparably positive performance during April (+3.5% versus +4.2%) and May (+5.1% versus +4.6%). While June was a nightmarish month for equities in general, it hit the Fund hard. ROF was down 10.3% for the month compared to a loss of 7.7% for its benchmark. Simply put, the Fund’s relative performance disadvantage for the first half was entirely attributable to June’s losses.
     Small-caps began a new market cycle when they established their most recent peak on 7/13/07. Thus far, the new cycle has not been very kind to the Fund. From the July 2007 peak through 6/30/08, ROF was down 25.3% versus a loss of 18.4% for the Russell 2000. In the short-term period from the recent small-cap trough on 3/10/08 through 6/30/08, the Fund gained 3.7% versus 7.6% for the small-cap index. This performance was not inconsistent with previous downturns, in which we invested in declining markets while exposing the portfolio to weak near-term performance in order to potentially enjoy strong gains in a recovery.

     The longer-term picture was better for the Fund on both an absolute and relative basis. This was one bit of good news, especially since we believe that long-term, full-market cycle results offer the best measure of any portfolio’s merits. From the previous small-cap market peak on 3/9/00 through 6/30/08, ROF gained 118.0% versus 26.4% for its benchmark. The Fund also outpaced the Russell 2000 for the three-, five-, 10-year and since inception (11/19/96) periods ended 6/30/08. ROF’s average annual total return since inception was 13.9%.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Walter Industries	$13,864,434

Gardner Denver	8,379,993

PharMerica Corporation	6,324,705

Children’s Place Retail Stores	5,339,296

Genesco	5,016,366

*Includes dividends

     Although the woes of financial stocks received the most attention, technology companies endured more than their share of difficulties during the first half. In certain cases, this was not surprising. Tech businesses are historically volatile, as they rely on other businesses spending on capital, which may contract during extended periods of hard times for the economy and/or the stock market. Small- and micro-cap tech businesses can be especially vulnerable during

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROF reflects Investment Class results. Shares of ROF’s Service, Consultant, R and K Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

26 | The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

challenging times. In addition, the current period has seen little corporate reinvestment in re-tooling and/or upgrades of existing technologies that historically help the sector’s overall earnings picture. Large dollar-based net losses in the components and systems group, semiconductor and equipment companies, software, and telecommunications businesses each contributed to making the Technology sector the Fund’s loss leader by a wide margin during the first half.
      Along with the retail stores industry from the Consumer Services sector, the aerospace and defense group led all portfolio industries in dollar-based net losses. This made the aerospace and defense industry something of an anomaly within the Tech sector in that it sustained significant net losses on a dollar basis, yet many of the Fund’s holdings in the industry are growing businesses that boast healthy earnings and are otherwise fundamentally sound. Higher oil prices tended to hinder the performance of these stocks, as investors, anxious about increasing energy costs, avoided (or sold) these businesses out of concerns that existing back orders for military and commercial aircraft and other items might languish unfilled. Similar doubts lingered over the willingness of domestic carriers to begin replacing their aging fleets.
      This goes some way toward explaining the stock price decline of BE Aerospace, which manufactures products for the cabins of commercial aircraft and business jets. The firm has a strong balance sheet and growing earnings, yet during the first half could not attract investors, other than ourselves and a few others. We added to our position as its price fell. Kaman Corporation makes various industrial components, many for military and commercial

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
aircraft. It is a conservatively capitalized business with positive earnings that paid a high price for missing recent earnings estimates. As its share price plunged, we built our stake. We also added to our position in high-end retailer Saks as its stock price slumped in tough times for its industry. In fact, it seemed to us that many companies suffered exaggerated declines based on what looked to us like modest earnings disappointments. Much of June’s selling in particular was aggressive and, from our perspective, overly emotional.

BE Aerospace	$8,789,176

Kaman Corporation	7,347,534

Saks	7,013,080

Mercury Computer Systems	6,674,798

Harris Stratex Networks Cl. A	6,250,461

*Net of dividends

      Our task has been to separate the wheat from the chaff in light of the market’s recent tumult, i.e., to sell off those holdings whose fundamentals and/or growth prospects have deteriorated and to hold or build positions in those that continue to show fundamental strength and solid potential for growth.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$505 million

Weighted Average P/E Ratio**			13.7*

Weighted Average P/B Ratio			1.1x

Weighted Average Portfolio Yield			1.1%

Fund Net Assets			$1,875 million

Turnover Rate			23%

Number of Holdings			292

Symbol
Investment Class			RYPNX
Service Class			RYOFX
Consultant Class			ROFCX
Institutional Class			ROFIX
R Class			ROFRX
K Class			ROFKX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (27% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	ROF	Median	Breakpoint

Sharpe Ratio	0.59	0.54	0.66

Standard Deviation	16.29	13.92	12.98

Beta	1.41	1.21	1.14

*Five years ended 6/30/08 Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

ROF	12.15%	16.29	0.75

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

DOWN MARKET PERFORMANCE COMPARISON All Down Periods of 7.5% or Greater in Percentages(%)

The Royce Funds 2008 Semiannual Report to Shareholders  |  27

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-7.77%

One-Year			-13.17

Three-Year			3.72

Five-Year			8.05

Ten-Year			8.99

Since Inception (5/1/98)			8.73

ANNUAL EXPENSE RATIO

Operating Expenses			1.11%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RSE	Year	RSE

2007	4.7%	2002	15.3%

2006	14.0	2001	30.8

2005	-1.0	2000	16.3

2004	1.6	1999	-9.6

2003	27.6

TOP 10 POSITIONS % of Net Assets

National Presto Industries			6.1%

Hilb Rogal & Hobbs			4.1

Bio-Rad Laboratories Cl. A			3.9

Rofin-Sinar Technologies			3.0

Arden Group Cl. A			2.9

Insteel Industries			2.8

Lancaster Colony			2.7

Lawson Products			2.2

Park Electrochemical			2.2

Carpenter Technology			2.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			32.8%

Consumer Products			13.6

Industrial Services			11.5

Consumer Services			10.0

Technology			5.7

Health			5.5

Natural Resources			5.4

Financial Services			4.1

Miscellaneous			1.6

Cash and Cash Equivalents			9.8

Royce Special Equity Fund

Manager’s Discussion
Performance for Royce Special Equity Fund (RSE) in the first half of 2008 was strong on a relative basis, though not quite what we would have preferred on an absolute basis. The Fund outperformed the Russell 2000 for the year-to-date period ended 6/30/08, down 7.8% versus a decline of 9.4% for the small-cap benchmark. The current year began much as the previous one ended, with falling stock prices throughout the market. RSE managed well through 2008’s firstquarter downturn, losing 4.4% versus a decline of 9.9% for the Russell 2000. After the most recent small-cap market trough on 3/10/08, share prices rebounded through early June. In general, second-quarter performance was more difficult, as the Fund underperformed in the brief market upswing, with a loss of 3.5% compared to the Russell 2000’s gain of 0.6%. Most of this was accounted for by RSE’s April performance (-1.1% versus +4.2% for its benchmark). We view the second quarter’s mini-rally in part the result of an increased appetite for risk and for lower-quality, more speculative names following the resolution of the Bear Stearns situation, which coincided with the market lows in mid March. These results were not surprising, nor should they be. We continue to apply the same discipline in managing the Fund, which provided strong returns over previous full market cycles. While the market has been difficult and erratic of late, we continue to see the value of our approach to stock selection, one that we believe is based firmly in economic reality.

     We are currently faced with a complicated market. Perhaps George Soros captured it best recently, when he spoke of greater uncertainty with a longer time horizon. With the exception of oil prices, nearly everything in the current market cycle, which for smaller stocks began with the new small-cap market peak on 7/13/07, seemed to be happening in slow motion and was drawn out over a longer time. Our overall market view has been that returns could be flat at best in 2008. We believe that excess returns will largely be derived from transactional events, and that certain holdings in the portfolio could potentially benefit.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

National Presto Industries	$7,489,350

Insteel Industries	5,013,200

Arkansas Best	2,934,659

Superior Well Services	2,666,988

Wabtec Corporation	2,268,266

*Includes dividends

     The market cycle has thus far been primarily bearish, the sort of period in which we would typically expect the Fund to hold its value better than its benchmark. So while the Fund lost less than the Russell 2000 from the 7/13/07 peak through 6/30/08 (-15.9% versus -18.4%), we were anticipating an even better down-market result. During the last full small-cap market cycle, RSE’s performance was far better. From the previous small-cap market peak on 3/9/00

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RSE reflects Investment Class results. Shares of RSE’s Service and Consultant Classes bear an annual distribution expense that is not borne by the Investment Class. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the date of the Fund’s most current prospectus and include management fees, and other expenses.

28 | The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

through the previous small-cap trough on 10/9/02, the Fund gained 56.1% versus a loss of 44.1% for its benchmark. From 3/9/00 through 7/13/07, the Fund gained 175.4% versus 54.9% for the Russell 2000. The Fund also outperformed the Russell 2000 for the one-, 10-year, and since inception (5/1/98) periods ended 6/30/08. RSE’s average annual total return since inception was 8.7%.
     Holdings in the Fund’s Industrial Products sector accounted for the majority of its dollar-based net losses in the first half, with three of the portfolio’s 10 poorest-performing industries coming from that sector. The greatest loss on the industry level came from the medical products and devices industry within the Health sector. It should be noted that the Fund’s largest dollar-based individual losses during the first half of the year came from laser-based welding and cutting products maker Rofin-Sinar Technologies, and specialty metals maker Carpenter Technologies, ironically the same two names that led dollar-based performance in 2007. We held large positions in each company at the end of June. Rofin-Sinar saw its fiscal second-quarter profit decline as expenses and acquisition-related amortization costs put a crimp in its growth. Lower product demand and rising costs may have hampered the performance of Carpenter Technology in the first half.
     The Natural Resources and Financial Services sectors made positive dollar-based contributions to performance, though only the former sector’s contribution was notable. Rising energy prices helped our modest number of holdings in the energy

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
services group, where Superior Well Services and oilfield services and equipment company RPC led in terms of dollar-based net gains, while the proposed acquisition of our long-time position in Hilb Rogal & Hobbs by the Willis Group led the insurance broker to a positive net gain on a dollar basis. National Presto Industries, the largest holding in the Fund as of June 30, makes housewares and small appliances, defense products and absorbent products. Although the firm experienced lower sales, it also reduced expenses, which led to an increase in net income that seemed appealing to investors. The share price of Insteel Industries, which manufactures concrete reinforcing metal products, was somewhat volatile in the first half.

Rofin-Sinar Technologies	$8,996,278

Carpenter Technology	8,033,795

Lawson Products	5,643,000

Bio-Rad Laboratories	5,578,081

CSS Industries	5,318,820

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$697 million

Weighted Average P/E Ratio**			13.5x

Weighted Average P/B Ratio			1.8x

Weighted Average Portfolio Yield			1.5%

Fund Net Assets			$496 million

Turnover Rate			7%

Number of Holdings			70

Symbol
Investment Class			RYSEX
Service Class			RSEFX
Consultant Class			RSQCX
Institutional Class			RSEIX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Decile
	RSE	Median	Breakpoint

Sharpe Ratio	0.47	0.54	0.83

Standard Deviation	11.03	13.92	12.10

Beta	0.86	1.21	1.05

*Five years ended 6/30/08. Category Median and Best Decile Breakpoint based on 348 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RSE	8.05%	11.03	0.73

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  29

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			7.89%

One-Year			-1.41

Three-Year			14.52

Five-Year			19.97

Since Inception (6/14/01)			15.88

ANNUAL EXPENSE RATIO

Operating Expenses			1.43%

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RVV	Year	RVV

2007	3.8%	2004	30.9%

2006	16.8	2003	54.3

2005	17.2	2002	-23.5

TOP 10 POSITIONS % of Net Assets

Oil States International			3.5%

Unit Corporation			3.4

Reliance Steel & Aluminum			3.0

Gardner Denver			2.7

Sims Group ADR			2.4

Lincoln Electric Holdings			2.4

Knight Capital Group Cl. A			2.3

Pan American Silver			2.3

Silver Standard Resources			2.1

Schnitzer Steel Industries Cl. A			1.9

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			28.1%

Industrial Products			16.9

Technology			14.3

Industrial Services			9.3

Financial Intermediaries			5.6

Consumer Products			5.6

Consumer Services			5.2

Health			1.9

Miscellaneous			3.7

Cash and Cash Equivalents			9.4

Royce Value Fund

Managers’ Discussion
We pride ourselves on being contrarians, and we have seldom been happier about that status than during the first half of 2008, when Royce Value Fund (RVV) posted a positive return very much at odds with the rest of the stock market. The Fund gained 7.9% for the year-to-date period ended 6/30/08, significantly outpacing its small-cap benchmark, the Russell 2000, which lost 9.4% for the same period. The Fund first showed its strength during the first-quarter downturn. The market began to stumble in July 2007, a trend that only intensified as we entered 2008. Yet RVV gained 0.2% in the bearish first quarter, compared to a decline of 9.9% for its small-cap benchmark. Smaller stocks then began to rally after hitting their recent trough on 3/10/08, with April and May seeing a dynamic upswing that lasted into the first days of June. The rest of that month, however, was grim. In what ultimately was a highly volatile second quarter, RVV gained 7.7%, well ahead of the 0.6% gain for the Russell 2000.
     Smaller stocks began a new cycle with the small-cap market peak on 7/13/07. From that peak through the small-cap trough on 3/10/08, RVV lost 15.0% versus a decline of 24.1% for the Russell 2000. From 7/13/07 through 6/30/08, the Fund was down 4.8%, compared to a loss of 18.4% for the Russell 2000. This terrific relative performance reflected both the Fund’s strong second quarter and trough through year-to-date result: RVV gained 12.0% from the small-cap market trough on 3/10/08 through 6/30/08, while during the same period its benchmark gained 7.6%. While these results were very gratifying, we attach much greater importance to longer-term performance, so we were even more pleased with the Fund’s returns over lengthier stretches of time. The Fund substantially outperformed the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 6/30/08. RVV’s average annual total return since inception was 15.9%.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Oil States International	$19,738,265

Unit Corporation	18,581,402

Sims Group ADR	13,526,474

Gardner Denver	12,992,331

Schnitzer Steel Industries Cl. A	12,256,076

*Includes dividends

     The energy services group, part of the Natural Resources sector, was by far the Fund’s best-performing industry on a dollar basis in the first half, outpacing each of the Fund’s other sectors. It was also home to the portfolio’s two top-performing companies on a dollar basis, which also happened to be the two largest positions in RVV at June 30. Oil States International operates three subsidiaries that provide specialty products and services to oil and

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVV reflects Service Class results. Shares of RVV’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

30 | The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

gas drilling and production companies across the globe. Robust demand for its services (and some attention from Wall Street) played a large role in its success. We first began to buy shares of the company in 2003, attracted to its balance sheet and well-run business. Our contrarian bent served us well in this instance, as many industry analysts believed around that time that oil prices were hitting long-term highs. Unit Corporation operates primarily as a contract drilling company, though its also has its own oil and natural gas exploration business. This hybrid approach kept it off the radar screens of many energy industry analysts when we first began to buy shares late in 2002. The record-shattering price of oil and its own growing businesses helped its share price to climb during the first half. We were content to hold our respective large positions in each of these companies because it appears to us that many energy-related stocks, in spite of enjoying enviable returns, did not keep up with the feverish pace of oil prices in the first half.
     At least for one of the Fund’s highly regarded holdings, sky-rocketing energy prices cut both ways in the first half, contributing to a dismal performance for Thor Industries. This recreational vehicle and small- and mid-sized bus maker has stalled in an inhospitable environment for its industry. An ongoing slump in its stock price led us to increase our stake more than tenfold in NETGEAR, the Technology sector’s biggest disappointment on a dollar basis. The company designs and manufactures networking products for home users and small businesses worldwide. We liked its innovative business, conservative balance sheet, earnings

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
history and recent success in becoming cash-flow positive, while other investors began bailing last summer after an earnings disappointment and continued to sell after a product recall in January 2008.
      The demand for Gardner Denver’s compressor, vacuum and fluid transfer products used in cleaning oil rigs remained high. Companies involved in large-scale global construction, especially in the steel industry, helped the Industrial Products sector to post impressive net gains on a dollar basis. Steel companies such as Schnitzer Steel Industries, Reliance Steel & Aluminum and Australia’s Sims Group have been helped by the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries where infrastructure construction has continued at a brisk pace.

Thor Industries	$10,121,462

NETGEAR	9,382,979

Fronteer Development Group	6,543,589

Carpenter Technology	5,864,113

American Eagle Outfitters	5,673,292

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,959 million

Weighted Average P/E Ratio**			12.6x

Weighted Average P/B Ratio			2.1x

Weighted Average Portfolio Yield			0.8%

Fund Net Assets			$1,213 million

Turnover Rate			20%

Number of Holdings			79

Symbol
Investment Class			RVVHX
Service Class			RYVFX
Consultant Class			RVFCX
Institutional Class			RVFIX
R Class			RVVRX
K Class			RVFKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RVV	Median	Breakpoint

Sharpe Ratio	1.17	0.54	0.66

Standard Deviation	13.65	13.92	12.98

Beta	1.04	1.21	1.14

*Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RVV	19.97%	13.65	1.46

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  31

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-7.82%

One-Year			-15.62

Three-Year			10.76

Five-Year			17.42

Since Inception (6/14/01)			17.26

ANNUAL EXPENSE RATIO

Operating Expenses			1.40%

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RVP	Year	RVP

2007	3.2%	2004	28.2%

2006	19.4	2003	79.9

2005	13.2	2002	-14.7

TOP 10 POSITIONS % of Net Assets

Unit Corporation			2.1%

Knight Capital Group Cl. A			1.8

Reliance Steel & Aluminum			1.8

Ivanhoe Mines			1.8

Agnico-Eagle Mines			1.7

Gammon Gold			1.4

Gildan Activewear			1.4

Trican Well Service			1.3

Silver Standard Resources			1.3

NovaGold Resources			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			21.9%

Technology			21.1

Industrial Products			13.1

Industrial Services			8.3

Health			8.0

Consumer Products			5.1

Financial Intermediaries			4.6

Consumer Services			3.6

Financial Services			2.9

Miscellaneous			2.9

Cash and Cash Equivalents			8.5

Royce Value Plus Fund

Manager’s Discussion
Considering both the severity and volatility of the ongoing bear market, we were pleased with Royce Value Plus Fund’s (RVP) relative results in the first half of 2008, though we would have preferred a stronger absolute return. The Fund lost 7.8% for the year-to-date period ended 6/30/08 versus a decline of 9.4% for its small-cap benchmark, the Russell 2000. Two thousand seven bequeathed falling stock prices to the current year. During the downturn of 2008’s first quarter, RVP fell 9.7%, losing marginally less than the Russell 2000, which declined 9.9%. Share prices throughout the stock market rebounded following the recent small-cap market trough on 3/10/08. This welcome upswing lasted through April and May before the bear re-awoke in early June, wiping out most of the gains scored since the March 10 trough. RVP finished the second quarter with a gain of 2.1% versus a gain of 0.6% for the small-cap index.
     Small-cap stocks began a new cycle when a peak was reached in mid-July 2007. From 7/13/07 through 6/30/08, RVP was down 18.2% compared to a loss of 18.4% for the Russell 2000. The Fund trailed its benchmark in the admittedly short-term period from 3/10/08 through 6/30/08, up 5.9% versus 7.6%. Fortunately, lengthier market cycle and other long-term performances were noticeably better on both an absolute and relative basis. During the more bullish phase from the small-cap market trough on 10/9/02 through 6/30/08, RVP was up a very impressive 257.2% compared to a 125.2% gain for the Russell 2000. The Fund also beat the Russell 2000 for the one-, three-, five-year and since inception (6/14/01) periods ended 6/30/08. RVP’s average annual total return since inception was 17.3%.
     Six of the Fund’s nine equity sectors posted net losses during the first half. Technology and Health made the largest dollar-based negative impact. Technology’s woes were spread among a handful of industry groups, with the most significant net losses on a dollar basis coming from software holdings.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Unit Corporation	$32,258,842

Reliance Steel & Aluminum	17,468,343

Agnico-Eagles Mines	15,653,067

Schnitzer Steel Industries Cl. A	15,323,205

Carbo Ceramics	13,707,458

*Includes dividends

In Health, one of 2007’s better performers made an appearance on another list (see the table on page 33). Clinical research business PharmaNet Development Group withstood what to us looked like a surprisingly high number of cancellations from pharmaceutical companies to whom it provides services, which had an adverse effect on its revenues, earnings and stock price. We thought that the cancellations were more the result of bad luck than any action on the company’s part, so we increased our position between February and April.

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for RVP reflects Service Class results. Shares of RVP’s Consultant and R Classes bear an annual distribution expense that is higher than that of the Service Class. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses.

32  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

The plummeting price of uranium had an effect on the share price of mining and development company Uranium Resources that we are tempted to describe as radioactive. The firm has also faced challenges around regulations and efficiency in its mining business that worked to keep investors at a safe distance. At the end of June, we were waiting to see how management responded to these problems before making a decision about the stock. NutriSystem provides fitness and weight management products and services in the U.S. and Canada. Sales for the fiscal fourth quarter of 2007 and January 2008 disappointed Wall Street and sent the stock price into a tailspin. We liked its position as a proven leader in a highly competitive industry, though it did struggle during 2007 in the face of a rival’s weight-loss pill. However, that product’s popularity began to sag in 2008, and we like NutriSystem’s new CEO, an experienced innovator in direct marketing who joined the firm in August 2007. MoneyGram International had a miserable 2007, with exposure to subprime mortgages in its investment portfolio. After valuing the portfolio in January 2008, the company announced that it had experienced additional losses due to the subprime contagion. That sent its already falling share price into a tailspin, and led us to begin selling our position in RVP.
     Unit Corporation, the Fund’s top holding at June 30, was also its top performer during the first half on a dollar basis, nearly doubling the portfolio’s next-best performing stock. Although it operates primarily as a contract drilling company, Unit also has its own oil and natural gas exploration business. This hybrid approach kept it off the radar of many energy industry analysts

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
when we first began to buy shares in 2002. The record-shattering price of oil, recovery in natural gas prices and its own growing businesses helped its share price to soar through the end of June. We were content to hold our large position in part because we think that many energy-related stocks did not keep pace with the feverish spike in energy prices during the first half. Steel companies such as Reliance Steel & Aluminum, Schnitzer Steel Industries and Australia’s Sims Group

PharmaNet Development Group	$25,410,570

Uranium Resources	20,350,608

NutriSystem	17,385,887

MoneyGram International	15,690,199

Theratechnologies	14,393,647

*Net of dividends

have been helped by the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries where infrastructure construction has continued at a brisk pace. With five new mining projects set to begin by the beginning of 2010, Agnico-Eagle Mines drew ample interest to its stock during the first half. We took some gains between January and June, but it was the Fund’s fifth largest holding at the end of June.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,119 million

Weighted Average P/E Ratio**			17.9x*

Weighted Average P/B Ratio			2.0x

Weighted Average Portfolio Yield			0.6%

Fund Net Assets			$2,899 million

Turnover Rate			18%

Number of Holdings			142

Symbol
Investment Class			RVPHX
Service Class			RYVPX
Consultant Class			RVPCX
Institutional Class			RVPIX
R Class			RVPRX
K Class			RVPKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (18% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RVP	Median	Breakpoint

Sharpe Ratio	0.94	0.54	0.66

Standard Deviation	14.98	13.92	12.98

Beta	1.24	1.21	1.14

*Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RVP	17.42%	14.98	1.16

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  33

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-12.04%

One-Year			-19.28

Three-Year			1.44

Five-Year			3.68

Since Inception (12/31/01)			5.61

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.85%

Net Operating Expenses			1.69

*Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RTV	Year	RTV

2007	1.9%	2004	-9.6%

2006	8.5	2003	90.7

2005	-1.8	2002	-13.4

TOP 10 POSITIONS % of Net Assets

Novatel Wireless			3.7%

Foundry Networks			3.1

Trident Microsystems			2.7

TTM Technologies			2.6

Sigma Designs			2.5

Brooks Automation			2.4

ADTRAN			2.2

Comtech Telecommunications			2.2

Fairchild Semiconductor International			2.2

Super Micro Computer			2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Semiconductors and Equipment			28.1%

Telecommunications			18.6

Software			10.2

Components and Systems			9.4

IT Services			5.6

Internet Software and Services			5.5

Online Commerce			2.3

Specialty Chemicals and Materials			1.5

Health Services			1.1

Securities Brokers			1.1

Home Furnishings and Appliances			0.8

Commercial Services			0.7

Miscellaneous			5.0

Cash and Cash Equivalents			10.1

Royce Technology Value Fund

Managers’ Discussion
The recent down market has caused a steady decline of investor confidence in most things risky, an observation that helps to explain why the last 12 months were especially disappointing for smaller technology companies. Royce Technology Value Fund (RTV) was no exception in this tough market environment. RTV was down 12.0% for the year-to-date period ended 6/30/08. The Fund failed to keep pace with both its small-cap benchmark, the Russell 2000, which was down 9.4%, and the technology component of the Russell 2500 index, which fell 11.3%, in 2008’s first half. The bearish first quarter proved difficult. RTV was down 11.9% versus a loss of 9.9% for the Russell 2000 and a decline of 15.3% for the technology companies in the Russell 2500 index. After smaller companies bottomed out with a new market trough on 3/10/08, stocks throughout the market rallied before a June decline spoiled the recovery. In the volatile second quarter, the Fund was off 0.2% versus a gain of 0.6% for the Russell 2000 and a more substantial return of 4.7% for the Russell 2500’s technology component.
     The new small-cap market cycle that began in mid-July 2007 has not been kind to the Fund thus far. From 7/13/07 through 6/30/08, RTV fell 21.0% versus respective losses of 18.4% and 17.2% for its small-cap benchmark and the

Russell 2500 technology component. The Fund also struggled on a relative basis in the short-term period from the small-cap market trough on 3/10/08 through 6/30/08, up 4.4% versus 7.6% for the Russell 2000 and 9.9% for tech stocks in the Russell 2500 index. In fact, both absolute and relative performance since the Fund’s inception were disappointing. RTV trailed its benchmark for the one-, three-, five-year and since inception (12/31/01) periods ended 6/30/08, while outpacing the Russell 2500 technology component for only the since inception period. The Fund’s average annual total return since inception was 5.6%.

GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Digimarc Corporation	$81,300

MKS Instruments	75,462

Comtech Telecommunications	57,490

Pegasystems	57,118

BigBand Networks	54,562

*Includes dividends

     Although we systematically raised the portfolio’s weighted average market capitalization profile in the second half of 2007, it was not enough to protect the Fund from the market’s assault. At the risk of playing the faded beauty queen, we would like look back briefly to one short year ago, when a strong small-cap tech rally not only helped the Fund to a strong first-half gain of 11.1%, but also showed promise of a longer-lasting upswing. However, the subprime

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.69% for Royce Technology Value Fund.

34  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

implosion and credit crunch changed all that. By the end of 2007, investors were shying away from small-cap tech, a development that grew worse in 2008 as the economic and market news worsened. The double whammy for technology holdings has been that, coupled with the economic slowdown, we are also yet to see positive light at the end of what has been a very long and negative semiconductor capital equipment cycle. We have, however, seen pockets of strength within small-cap tech, including digital data and media storage, telecommunications equipment and services, and IT services sub-sectors.
     We believe that the market continues to discount future weakness in what has been a poor economy, giving us some solace that pockets of strength remain—the technology sell-off that took place in the spring of 2008 mostly reflected a compression of valuation multiples rather than disappointing earnings. In addition, we took what we believed were prudent measures in the second half of 2007 to position the Fund in a way that we thought best to handle the challenges of what we anticipated would be an historically difficult environment. We also continued to seek out smaller tech companies that we think can remain resilient in the face of an economic downturn or recession, and purchased shares of many such companies at or near trough valuation levels.
     Trident Microsystems, the Fund’s third-largest holding as of June 30, made the most significant negative impact to performance on a dollar basis. A leader in high-performance semiconductor system solutions, the Santa Clara, California-based Trident Microsystems is a key player in the hot consumer television market with its high-end chip sets designed for big-screen LCD sets. Its share price suffered over the past several quarters on the back of earnings that, while positive, failed to meet analysts’ expectations. We added to our position in June. Brooks Automation, the Fund’s sixth-largest holding at mid-year, also disappointed in the first half, as its core chip equipment business continued to struggle in the midst of an industry-wide downturn. Its stock price has been in steady decline over the past 12 months, as Brooks produced operating losses. We sold our shares of SiRF Technology Holdings in the first half. SiRF provides GPS (global positioning system) based location technology solutions that provide location-awareness capabilities for mobile consumer devices and commercial applications. The bad news included a spate of lawsuits and the replacement of SiRF’s CEO, as well as a 50% stock price decline due to lower-than-expected quarterly results.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

Trident Microsystems	$241,538

Brooks Automation	197,600

SiRF Technology Holdings	164,239

Opnext	136,844

RF Micro Devices	135,615

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$538 million

Weighted Average P/B Ratio**			1.5x

Weighted Average Portfolio Yield			0.3%

Fund Net Assets			$14 million

Turnover Rate			87%

Number of Holdings			69

Symbol
Service Class			RYTVX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (12% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	RTV	Median	Breakpoint

Sharpe Ratio	0.12	0.36	0.48

Standard Deviation	19.69	18.12	0.48

Beta	1.45	1.53	1.45

*Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 76 technology objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

RTV	3.68%	19.69	0.19

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  35

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-6.45%

One-Year			-8.79

Three-Year			9.36

Five-Year			13.06

Since Inception (6/30/03)			13.06

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			1.56%

Net Operating Expenses			1.49

*Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	ROH	Year	ROH

2007	7.3%	2005	14.9%

2006	13.7	2004	27.2

TOP 10 POSITIONS % of Net Assets

HEICO Corporation			2.0%

Lincoln Electric Holdings			1.6

Manpower			1.5

SEI Investments			1.5

AllianceBernstein Holding L.P.			1.4

PerkinElmer			1.3

Mohawk Industries			1.3

Exterran Holdings			1.3

BOK Financial			1.3

Lazard Cl. A			1.2

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products			18.2%

Industrial Services			16.6

Technology			15.2

Financial Services			9.1

Natural Resources			6.3

Consumer Products			6.1

Financial Intermediaries			4.2

Consumer Services			3.2

Health			0.8

Miscellaneous			4.6

Cash and Cash Equivalents			15.7

Royce 100 Fund

Manager’s Discussion
Certain holdings in the limited portfolio of smaller stocks that comprise Royce 100 Fund (ROH) were resilient in the face of a volatile downturn in the first half of 2008. The Fund was down 6.5% for the year-to-date period ended 6/30/08 versus a loss of 9.4% for its small-cap benchmark, the Russell 2000. Although its first-half results were far from ideal on an absolute basis, we were pleased to see ROH outpace its benchmark during most of the bearish and bullish short-term swings that have so far characterized 2008. In the first quarter, the Fund was down 8.2% versus a decline of 9.9% for the small-cap index. Stock prices throughout the market began to show signs of life following the most recent small-cap trough on 3/10/08, and ROH participated fully, outpacing the Russell 2000 from that early March low through the end of the second quarter, up 9.2% compared to a gain of 7.6% for its benchmark. This meant solid outperformance during the second quarter, when the Fund was up 1.9% versus a gain of 0.6% for the Russell 2000, even with an admittedly small disadvantage during the rally-killing month of June, which saw ROH fall 7.9% versus a loss of 7.7% for the small-cap index.
Small-caps kicked off a new cycle last July when they established a new peak. From that small-cap market peak on 7/13/07 through 6/30/08, the Fund again enjoyed better down market performance than the Russell 2000, down 11.3% versus a loss of 18.4% for its benchmark. These better down-market showings helped the Fund to consistently beat the small-cap index for longer-term periods as well. ROH outperformed the Russell 2000 for the one-, three- and five-year (identical to its since inception) periods ended 6/30/08. The Fund’s average annual total return since inception was 13.1%.
The bulk of the Fund’s dollar-based net losses came from the Financial Services, Technology and Financial Intermediaries sectors. Although the difficulties for financials have been endlessly publicized (not without good reason), those of Technology businesses have received less attention, though that did not make the losses any less painful.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Sims Group ADR	$300,735

Unit Corporation	256,616

Visa Cl. A	219,786

Gardner Denver	161,840

Pegasystems	153,873

*Includes dividends

The company with by far the most significant dollar-based negative impact was MoneyGram International. The company suffered through a mostly miserable 2007, thanks to exposure to subprime mortgages in its investment portfolio. After re-valuing the portfolio in January 2008, the company announced that it had experienced additional losses due to the subprime contagion. That sent its already plummeting share price

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and risk information for ROH reflects Service Class results. Shares of ROH’s R Class bear an annual distribution expense that is higher than that of the Service Class. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 to the extent necessary to limit total annual operating expenses to no more than 1.49% for Royce 100 Fund.

36  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

into a free fall. After some reconsideration, we chose to take our losses and move on in March. We felt quite differently about the future prospects of boutique-style investment bank, Evercore Partners. The firm specializes in strategic and tactical advice to public and private companies. The credit crunch slowed merger & acquisition activity, which led the firm’s stock price to drop. We began to increase our position in May. Dollar-based losses in Technology were more evenly spread among that sector’s holdings and industry groups.
     Steel companies have been undergoing a resurgence, boosted by the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries where large-scale infrastructure construction has continued at a brisk pace. After Metal Management merged with Australian scrap-metal business Sims Group in March 2008—retaining Metal Management’s managers—its share price climbed as it reaped a benefit from its global presence in an increasingly international market. It was the Fund’s twelfth largest holding at the end of the first half. Rising energy prices helped to make Natural Resources the Fund’s only sector with net gains in the first half. The primary beneficiary was a firm that we have owned for some years in other Royce-managed portfolios. Unit Corporation operates primarily as a contract drilling company, though it also runs its own oil and natural gas exploration business. For many years, this hybrid approach kept it off the radar of many energy industry analysts. The record-shattering price of oil and

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
its own growing businesses helped its share price to soar through the end of June. We trimmed our stake in May, but were otherwise content to hold a position in part because we think that many energy-related stocks have more room to run.
     In some notable instances, rising energy costs took nearly as much as they gave, hindering results for companies in businesses sensitive to skyrocketing oil prices. HEICO Corporation has little debt, pays dividends and shows positive, mostly growing, earnings. A manufacturer of electronics and other products for aerospace and defense companies, it saw its price stumble as investors appeared anxious about the future growth of its industry. Similar worries hurt the stock price of Drew Industries, a firm that also has low debt and positive earnings. The firm was disproportionately punished—at least in our view—for a slowdown in sales and a corresponding hit to earnings.

MoneyGram International	$465,691

Evercore Partners Cl. A	295,345

Drew Industries	262,854

eHealth	190,216

HEICO Corporation Cl. A	188,939

*Net of dividends

We thought that this recreational vehicle parts maker was more than capable of succeeding in the tough times for its business, so we built our stake between April and June.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*			$1,620 million

Weighted Average P/E Ratio**			15.7x

Weighted Average P/B Ratio			2.1x

Weighted Average Portfolio Yield			1.2%

Fund Net Assets			$52 million

Turnover Rate			40%

Number of Holdings			100

Symbol
Investment Class			ROHHX
Service Class			RYOHX
R Class			ROHRX
K Class			ROHKX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

		Category	Best Quartile
	ROH	Median	Breakpoint

Sharpe Ratio	0.79	0.54	0.66

Standard Deviation	12.55	13.92	12.98

Beta	1.09	1.21	1.14

*Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class only) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual	Standard	Return
	Total Return	Deviation	Efficiency*

ROH	13.06%	12.55	1.04

Russell 2000	10.29	14.38	0.72

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  37

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-13.50%

One-Year			-20.75

Three-Year			0.69

Since Inception (10/3/03)			5.70

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.43%

Net Operating Expenses			1.49

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RDF	Year	RDF

2007	-7.4%	2005	7.6%

2006	16.8	2004	13.4

TOP 10 POSITIONS % of Net Assets

Gerber Scientific			2.0%

Neogen Corporation			1.7

Somanetics Corporation			1.4

VAALCO Energy			1.4

Union Drilling			1.4

CRA International			1.3

ATC Technology			1.3

Double-Take Software			1.3

National Presto Industries			1.3

Ampco-Pittsburgh			1.3

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Health			17.0%

Technology			16.2

Industrial Products			14.3

Financial Intermediaries			13.9

Industrial Services			11.3

Natural Resources			5.3

Consumer Services			4.7

Consumer Products			3.3

Miscellaneous			4.6

Cash and Cash Equivalents			9.4

Royce Discovery Fund
Manager’s Discussion
Micro-cap companies continued to underperform their more sizeable small-cap counterparts during the first half of 2008, a fact that was unfortunately reflected in the first half results for Royce Discovery Fund. Royce Discovery Fund (RDF) underperformed the Russell 2000 for the year-to-date period ended 6/30/08, down 13.5% versus a decline of 9.4% for the benchmark. However, over the same time period the portfolio did outperform the Russell Micro-Cap index, which declined 15.5%. Still, the Fund’s results in 2008 have so far been disappointing on both an absolute and relative basis.
     The bearish first quarter saw RDF lose 9.4%, slightly ahead of its benchmark’s decline of 9.9% and well ahead of the 12.4% loss for the Russell Microcap index. However, the Fund’s relative outperformance advantage deteriorated during the second quarter, when the Fund declined 4.5% versus a slight gain of 0.6% for the small-cap index and a loss of 3.5% for the Microcap index. The second quarter was particularly frustrating. After establishing a market trough on 3/10/08, smaller companies enjoyed a strong short-term rally that lasted into early June. RDF did not keep up when share prices were mostly climbing before having as miserable a June as the rest of the smaller-company market. The Fund fell 7.7% in June versus respective losses of 7.7% for the Russell 2000 and 9.0% for the Russell Microcap index. From the small-cap peak on 7/13/07 through 6/30/08, RDF was down 22.5% versus a decline of 18.4% for the Russell 2000 and a loss of 26.8% for the Russell Microcap index.
     RDF’s disappointing first half, especially the second quarter, had a ripple effect on its longer-term performances. The Fund underperformed the Russell 2000 for the one-year and three-year periods ended 6/30/08, although it beat the Russell Microcap index over these same time spans. The portfolio continued to trail its benchmark—while again outpacing the Russell Microcap index—for the since inception (10/3/03) period ended 6/30/08.

     The Fund’s proprietary model was created to select a diversified portfolio of statistically attractive micro-cap companies—this means that we do not make subjective investigations into industries that may look undervalued to our other portfolio managers, a factor that helped some other Royce Funds in the first half. While utilizing traditional measures, such
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Axsys Technologies	$40,183

Olympic Steel	33,378

Draxis Health	14,625

Zoll Medical	14,384

Union Drilling	13,593

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 and December 31, 2017 to the extent necessary to limit total annual operating expenses to no more than 1.49% and 1.99%, respectively, for Royce Discovery Fund.

38  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

as returns on invested capital, low debt, P/E, price-to-book, etc., the model combines these with proprietary features. The result is a strict focus on bottom-up fundamentals and pricing inefficiencies. The model is not designed to identify specific catalysts for growth, other then the eventual recognition of the qualities for which it screens. The portfolio is diversified in an effort to reduce downside risk from individual holdings and to capture the small return efficiency of a large selection of stocks.
     The issue, then, is the market continuing to undervalue those qualities that the model rated highly. As disappointing as the first half was, we do not see it as cause to re-evaluate or fundamentally change the model. For good or ill, we would expect to be out of sync with both the small-cap market as a whole and the micro-cap segment as a group from time to time and especially over short-term periods.
     Moreover, it must be noted that explanations for the poor or positive performance of holdings, industries or sectors do not involve criteria used by the model. That said, all but one of the Fund’s sectors posted net losses during the first half of 2008. Financial Intermediaries, Technology, and Industrial Services were the worst performing sectors on a dollar basis. The Natural Resources sector made a modestly positive dollar-based contribution to performance.

     Lynnwood, Washington based City Bank was the worst performing holding for the year-to-date period ended 6/30/08. City Bank is a community bank offering a wide range of deposit and loan services to small and medium sized businesses, construction lending for single family residences, and mortgage lending. The firm missed its first-quarter earnings estimate and has been hurt by the tightening credit market of the past year. In addition, Washington’s unemployment rate has been accelerating, making the high margin loan environment increasingly difficult. Brooke Corporation provides banking, insurance, and other financial services. Each of these industries struggled in the last year, which could be seen in the firm’s declining earnings. Our position was sold in June.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

City Bank	$27,678

Brooke Corporation	19,698

Medical Action Industries	19,394

CSS Industries	19,272

Baker (Michael)	17,158

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$221 million

Weighted Average P/E Ratio**		11.0x

Weighted Average P/B Ratio		1.4x

Weighted Average Portfolio Yield		1.0%

Fund Net Assets		$4 million

Turnover Rate		54%

Number of Holdings		103

Symbol
Service Class		RYDFX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RDF	Category Median	Best Quartile Breakpoint

Sharpe Ratio	-0.21	0.03	0.25

Standard Deviation	12.73	13.74	12.70

Beta	0.99	1.13	1.05

*Three years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 361 small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RDF	0.69%	12.73	0.05

Russell 2000	3.79	13.95	0.27

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  39

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-13.26%

One-Year			-18.57

Three-Year			5.42

Since Inception (12/31/03)			6.57

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.57%

Net Operating Expenses			1.69

* Not annualized.

CALENDAR YEAR TOTAL RETURNS

Year	RFS	Year	RFS

2007	-4.7%	2005	12.2%

2006	24.8	2004	15.1

TOP 10 POSITIONS % of Net Assets

Kennedy-Wilson Conv.			3.0%

AllianceBernstein Holding L.P.			2.8

Hilb Rogal & Hobbs			1.6

Schroders			1.5

Westwood Holdings Group			1.5

SEI Investments			1.5

Jones Lang LaSalle			1.5

KBW			1.5

BOK Financial			1.5

Banque Privèe Edmond de Rothschild			1.4

PORTFOLIO INDUSTRY BREAKDOWN % of Net Assets

Investment Management			22.9%

Banking			16.7

Securities Brokers			14.3

Insurance			8.1

Information and Processing			5.3

Insurance Brokers			3.0

Real Estate			1.9

Commercial Services			1.2

Closed-end Funds			0.5

Specialty Finance			0.4

Software			0.3

Diversified Financial Services			0.2

Other Financial Intermediaries			0.1

Real Estate Investment Trusts			0.1

Miscellaneous			1.8

Preferred Stock			3.0

Cash and Cash Equivalents			20.2

Royce Financial Services Fund

Manager’s Discussion
The first half of 2008 was not good for Royce Financial Services Fund (RFS), but when one considers what happened elsewhere in the world of financial services in the first half of 2008, it could have been worse. The Fund was down 13.3% for the year-to-date period ended 6/30/08, behind its small-cap benchmark, the Russell 2000, which fell 9.4%, but ahead of the financial services sector of the Russell 2500 index, which declined 17.3%. In the first-quarter downturn, RFS was down 10.4%, which placed it behind both its small-cap benchmark (-9.9%) and the financial services component of the Russell 2500 index (-8.4%). Stock prices throughout the market began to rebound following the small-cap market trough on 3/10/08. This rally lasted through April and May, but collapsed in early June. This made for a highly volatile second quarter in which the Fund lost 3.2%, trailing the Russell 2000 (+0.6%) but besting the financial services companies in the Russell 2500 index (-9.9%).
     Small-caps entered a new market cycle on 7/13/07, when the asset class reached its latest peak. The Fund’s results from this peak remained disappointing on an absolute basis, and only slightly improved on a relative basis. From 7/13/07 through 3/10/08, RFS lost 20.0% compared to respective declines of 24.1% and 25.7% for the Russell 2000 and the financial services sector of the Russell 2500 index. From the same July 2007 peak and measuring through 6/30/08, the Fund fell 19.1% while the Russell 2000 was down 18.4% and the financial services companies in the Russell 2500 index lost 28.6%.
     While we were reasonably relaxed about the Fund’s negative return in 2007, the first six months of 2008 were far more trying. It seemed to us that many financial stocks were trading at what we estimated were very attractive discounts as early as December 2007. These discounts began to appear increasingly striking as 2008 began, especially as prices continued to fall in many financial industries.

Of course, before the end of the first quarter it was plain that we bought shares of many companies too soon and were holding stock in companies that had not seen the last of the sell-off in financials. This presented us with something of a quandary, not simply because the Fund’s chosen areas of emphasis were suffering from an ongoing bear market, but also because we thought that many financials had hit bottom only to see them decline further. As experienced investors in financial companies, this was particularly frustrating.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Hilb Rogal & Hobbs	$24,252

1st Independence Financial Group	22,420

T. Rowe Price Group	19,157

U.S. Global Investors Cl. A	18,743

Greenlight Capital Re Cl. A	14,950

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2008 and December 31, 2017 to the extent necessary to limit total annual operating expenses to no more than 1.49% and 1.99%, respectively, for Royce Financial Services Fund.

 40  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

     This much seemed clear to us at the end of June: a pervasive fear spread through the market for financial stocks that rushed past many early signs of capitulation. Selling that appeared indiscriminate and panic-driven in the first quarter abated only slightly in April and May before another round of aggressive selling in June. That financials did not participate as fully as the rest of the market during the upswing that lasted from mid-March through early June was a sign that investors were still a long way from having their confidence restored. It was especially surprising to us that businesses whose relation to subprime or the related credit crisis was peripheral at best—businesses such as investment management, securities brokers and insurance—remained so far out of favor. Indeed, along with banking (where investors’ lack of interest was easier to understand) and the information and processing group, the three aforementioned industry groups posted the most significant net losses in the portfolio on a dollar basis.
     The share price of MoneyGram International was beaten down in 2007 as the result of exposure to subprime mortgages in its investment portfolio. Matters grew worse in January 2008 when the company announced, after re-valuing the portfolio, that it had experienced additional losses due to the subprime contagion. Its already-plummeting share price fell precipitously through June. We increased our stake in April because we think that the firm’s various money transfer businesses are strong enough to help it eventually overcome its formidable problems. We also thought that a large infusion of cash received in March from Thomas Lee Partners and Goldman Sachs could help the company stabilize. Evercore Partners is a boutique-style investment bank specializing in strategic and tactical advice to public and private companies. The credit crunch slowed merger & acquisition activity, which led the firm’s stock price to drop. We built our position in May and June. AllianceBernstein Holding remains a healthy dividend payer and, in our view, a very well-run business. However, investors began to abandon the stock in larger numbers after the firm announced that it was revising its fiscal 2007 earnings estimate in January 2008. We bought shares in June. Each of the Fund’s two best-performing companies on a dollar basis, insurer Hilb Rogal & Hobbs Company and bank 1st Independence Financial Group was a merger target, exceptions to the rule of a substantially slowed environment for M&A transactions.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

MoneyGram International	$68,205

Evercore Partners Cl. A	57,337

AllianceBernstein Holding L.P.	43,851

Boston Private Financial Holdings	30,493

Thomas Weisel Partners Group	26,422

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$990 million

Weighted Average P/E Ratio**		12.3x

Weighted Average P/B Ratio		1.5x

Weighted Average Portfolio Yield		2.7%

Fund Net Assets		$8 million

Turnover Rate		19%

Number of Holdings		118

Symbol
Service Class		RYFSX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RFS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	0.16	-0.70	-0.32

Standard Deviation	10.07	14.76	13.97

Beta	0.85	1.23	1.05

*Three years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 39 financial services objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RFS	5.42%	10.07	0.54

Russell 2000	3.79	13.95	0.27

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  41

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-4.57%

One-Year			-10.68

Three-Year			7.51

Since Inception (5/3/04)			8.18

ANNUAL EXPENSE RATIOS

Gross Operating Expenses			2.19%

Net Operating Expenses			1.64

* Not annualized

CALENDAR YEAR TOTAL RETURNS

Year	RDV	Year	RDV

2007	-0.0%	2005	7.3%

2006	19.9

TOP 10 POSITIONS % of Net Assets

Kennedy-Wilson Conv.			3.4%

AllianceBernstein Holding L.P.			2.7

SEI Investments			2.0

Gardner Denver			1.9

Helmerich & Payne			1.9

Oil States International			1.8

Reliance Steel & Aluminum			1.8

Ensign Energy Services			1.8

Westwood Holdings Group			1.7

Zenith National Insurance			1.7

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Financial Intermediaries			23.5%

Financial Services			18.1

Industrial Products			11.8

Natural Resources			8.5

Industrial Services			6.5

Consumer Services			5.6

Consumer Products			5.6

Technology			3.6

Utilities			1.2

Miscellaneous			4.5

Preferred Stock			3.3

Cash and Cash Equivalents			7.8

Royce Dividend Value Fund

Managers’ Discussion
Although we would have preferred a stronger absolute return, we were pleased with the relative performance of Royce Dividend Value Fund (RDV) during the first half. The Fund outperformed its small-cap benchmark, the Russell 2000, for the year-to-date period ended 6/30/08, down 4.6% versus a decline of 9.4% for the benchmark. The current year began much as the previous one ended, with falling stock prices throughout the market. RDV managed very well on a relative basis in 2008’s downward trending first quarter, falling 3.6% versus a loss of 9.9% for the Russell 2000. After the most recent small-cap market trough on 3/10/08, share prices rebounded through early June before again slipping badly. The second quarter, specifically the month of June, was the source of much of our frustration with the portfolio’s performance. Although RDV largely kept pace with its small-cap benchmark during the upswings that characterized April and May, it fell 8.1% in June, worse than the Russell 2000’s decline of 7.7%. The result was a loss of 1.0% for the second quarter compared to a slight gain of 0.6% for the small-cap index. This was disappointing because we expected stronger results.

      Smaller stocks began a new cycle with the new small-cap market peak on 7/13/07. The cycle has thus far been primarily bearish, the sort of period in which we would typically expect the Fund to hold substantially more of its value than its benchmark. Although it represents a short-term period, we were pleased with RDV’s results from the small-cap peak through 6/30/08, when the Fund was down 12.6% for the period versus a decline of 18.4% for the Russell 2000. The also Fund outperformed its benchmark for the one-year, three-year, and since inception (5/3/04) periods end 6/30/08. RDV’s average annual total return since inception was 8.2%.
     Five of the Fund’s nine equity sectors posted net losses during the first half, though setbacks in three—Consumer Products, Consumer Services, and Industrial Services—were modest on a dollar basis. Holdings in the Financial Intermediaries and Financial Services sectors showed more significant dollar-based net losses, with six of the portfolio’s 10 poorest-performing
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Oil States International	$76,597

Helmerich & Payne	74,718

Gardner Denver	69,116

Patterson-UTI Energy	48,587

Reliance Steel & Aluminum	45,670

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class, including management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses, other than acquired fund fees and expenses, to the extent necessary to maintain Service Class’s net direct annual operating expense ratio at or below 1.49% through December 31, 2008 and at or below 1.99% through December 31, 2017. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

 42  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

industries on a dollar basis coming from these two sectors. Companies in the banking industry were the loss leaders on a dollar basis by a fairly wide margin, though the financial information and processing group and the investment management industry also made a notable negative impact. These kinds of business have historically made up a sizeable portion of the portfolio, mostly because they generally boast above average dividend yields. Peoples Community Bancorp, Boston Private Financial Holdings and AllianceBernstein Holding garnered the majority of the financial related losses during the first half, though the latter remained the Fund’s largest holding at the end of June. We also continued to hold Boston Private Financial Holdings, while our short-term experience with Peoples Community Bancorp proved painful enough for us to take our losses and move on.
     We should point out that when share prices in several financial businesses began to tumble last July in the face of the subprime implosion, our plan was to continue holding those companies in which we had high confidence. Our expectation was that many of them could eventually survive the hard times their various industries have been enduring, especially those that were mostly or entirely uninvolved in subprime mortgage lending or other questionable practices. This was admittedly chancy, as it became more and more clear during the first half of 2008 that investors were not just avoiding financial stocks, they were at times aggressively selling out of them. Still, we continue to hold many financials owing to their solid businesses, strong fundamentals and history of paying dividends.

     The Natural Resources and the Industrial Products sectors made positive dollar-based contributions to performance. Rising energy prices helped holdings in the energy services group and in the oil and gas industry, though they also hurt the stock prices of RV (recreational vehicle) and bus manufacturer Thor Industries and RV maker Winnebago Industries. Helmerich & Payne saw increased demand for its business of contract land drilling for oil and natural gas, especially since its high-tech ‘FlexRigs’ allow drilling in spots generally thought to be unreachable. Within Industrial Products, the metal fabrication and distribution, and pumps, values and bearings industries contributed the most on a dollar basis year-to-date. Energy industry strength also benefited Gardner Denver, which derives more than 22% of its revenue and roughly 41% of its profits from the sale of pumps used in oil drilling, and top performer Oil States International, which provides specialty products and services to the oil and natural gas industry.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

Peoples Community Bancorp	$63,375

Boston Private Financial Holdings	46,662

Winnebago Industries	45,537

Thor Industries	45,503

AllianceBernstein Holding L.P.	42,762

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,415 million

Weighted Average P/E Ratio**		11.3x

Weighted Average P/B Ratio		1.8x

Weighted Average Portfolio Yield		3.8%

Fund Net Assets		$7 million

Turnover Rate		31%

Number of Holdings		91

Symbol
Investment Class		RDVIX
Service Class		RYDVX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RDV	Category Median	Best Decite Breakpoint

Sharpe Ratio	0.36	0.03	0.47

Standard Deviation	10.24	13.74	12.13

Beta	0.89	1.13	0.97

*Three years ended 6/30/08. Category Median and Best Decile Breakpoint based on 361 small-cap objective funds (oldest class only) with at least three years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RDV	7.51%	10.24	0.73

Russell 2000	3.79	13.95	0.27

*Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  43

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*	-5.03%

One-Year	-12.66

Since Inception (12/29/06)	-2.45

ANNUAL EXPENSE RATIO

Gross Operating Expenses	2.79%

Net Operating Expenses	1.88%

* Not annualized

TOP 10 POSITIONS % of Net Assets

Mayr-Melnhof Karton	2.5%

Pfeiffer Vacuum Technology	2.3

Sipef	2.2

Landi Renzo	2.2

Vaisala Cl. A	2.1

Takkt	2.1

Rational	2.1

CapMan Cl. B	2.1

Manutan International	1.8

Bulgari	1.8

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	24.5%

Financial Services	12.4

Consumer Services	10.3

Natural Resources	9.7

Technology	9.3

Consumer Products	9.2

Industrial Services	7.6

Financial Intermediaries	3.9

Health	3.5

Cash and Cash Equivalents	9.4

Royce European Smaller-Companies Fund

Manager’s Discussion
With the international stock markets struggling like those of the U.S. during the first half of 2008, we were pleased with the relative performance of Royce European Smaller-Companies Fund (RES). The Fund was down 5.0% for the year-to-date period ended 6/30/08 versus a decline of 10.6% for its benchmark, the MSCI Europe Small Core index, for the same period. Although many have predicted the eventual de-coupling of performance for non-U.S. stocks from domestic issues, that was not the case during the last 12 months. The second half of 2007 and the first half of 2008 were generally dismal periods for both European and American equities. Regardless, we were pleased to see the Fund lose less than its benchmark during the bearish first quarter, down 3.6% versus a loss of 5.2% for the MSCI Europe Small Core index.
      Domestic smaller stocks reached a trough on 3/10/08, following which share prices generally climbed through early June, before they plummeted through the end of the first half. This resulted in a volatile second quarter for equities, one that was worse for RES’s benchmark than the first quarter. The MSCI Europe Small Core index declined 5.7% in the second quarter, while the Fund was down only 1.5%. High volatility with ultimately negative returns has been typical of the new market cycle that began for U.S. stocks in mid-July 2007. From the recent U.S. small-cap peak on 7/13/07 through 6/30/08, the Fund was down 13.7% compared to a 22.5% decline for the European small-cap index. Similarly, RES outpaced the MSCI Europe Small Core index from the recent U.S. small-cap trough on 3/10/08 through 6/30/08, with a gain of 2.6% versus a loss of 1.4% for its benchmark. The Fund also outperformed its benchmark for the one-year and since inception (12/29/06) periods ended 6/30/08. However, we could have been happier about the Fund’s absolute return from its inception. RES’s average annual total return since inception was -2.5%.

     The Consumer Products and Financial Services sectors posted the most significant net losses on a dollar basis in the first half. The latter sector’s losses were the result of generally poor performances from investment management companies. We increased our stake in Brait, a South Africa-based asset management firm that focuses on private equity. One of its key investments—also one of its
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Landi Renzo	$113,634

Northam Platinum	75,436

Pfeiffer Vacuum Technology	65,739

JKX Oil & Gas	35,386

Lundin Petroleum	27,930

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waives and/or reimbursements. All expense information is reported in as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through December 31, 2010 and at or below 1.99% through December 31, 2017. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

 44  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

few publicly traded holdings—lost a quarter of its market value, which led investors to assume the worst. Its previously fast-growing hedge-fund business also had performance issues, so declining performance fees crimped asset growth and fee generation. The firm produces a reasonably predictable fee stream, unlike most private equity companies, which makes it possible that investors may also be struggling with how to properly value its business.
     Net losses in Consumer Products were spread among several industries, with the sports and recreation group, home furnishing and appliances companies and apparel, shoes and accessories businesses all making a significant negative impact on a dollar basis. Elsewhere in the portfolio, French industrial vehicle manufacturer Manitou continued to suffer from earnings disappointments and downgrades due to component price pressures and shortages. Although demand for many of its products remains robust, particularly for agricultural vehicles, Manitou is about 50% exposed to the slumping housing construction markets, so it is something of a hybrid whose multiple businesses make it poorly understood in our estimation.We also regard it as a well-managed firm with a long history of success. Astral Foods, another South African business, produces chickens, eggs and feed. Demand for its products has been high, but profits have not, hurt by both the rising costs of feed and the fact that the recessionprone South African economy saw consumers flocking to cheaper chicken offerings. We were re-evaluating our position at the end of June. We also had some doubts about Vaisala, which makes weather instrumentation and measurement equipment. Fiscal first quarter U.S. sales, which account for approximately 60% of its business, were disappointing. The firm also experienced postponed orders and increased development costs.

      Landi Renzo made an admirably outsized positive contribution on a dollar basis. The company is a leader in creating CNG (compressed natural gas) fuel systems for automobiles. Although the firm’s technology has some miles to go before acceptance of its technology is widespread, it is both more cost effective and greener than gasoline. The company has well-developed markets in Italy, Iran, Pakistan and Brazil, continues to win contracts and has been benefiting from a growing number CNG re-filling stations. We took some gains during the first half.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

Manitou	$60,381

Astral Foods	58,994

Brait	48,049

Vaisala Cl. A	46,298

Trigano	41,819

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,150 million

Weighted Average P/E Ratio**	10.6x

Weighted Average P/B Ratio	1.6x

Weighted Average Portfolio Yield	3.4%

Fund Net Assets	$9 million

Turnover Rate	43%

Number of Holdings	80

Symbol
Service Class	RISCX

*Geometrically calculated

**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/08).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United Kingdom	17.8%

France	14.8

Germany	12.1

Italy	8.7

South Africa	7.2

Finland	6.1

Belgium	4.8

Austria	3.9

Switzerland	3.5

Norway	3.1

Netherlands	3.0

Sweden	1.6

Jersey	0.9

Hong Kong	0.8

Denmark	0.7

United Arab Emirates	0.7

Turkey	0.5

Egypt	0.4

The Royce Funds 2008 Semiannual Report to Shareholders  |  45

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*	6.16%

One-Year	4.77

Since Inception (12/29/06)	13.74

ANNUAL EXPENSE RATIO

Gross Operating Expenses	2.12%

Net Operating Expenses	1.81%

* Not annualized

TOP 10 POSITIONS % of Net Assets

Pan American Silver	3.4%

Lincoln Electric Holdings	3.1

Unit Corporation	3.1

Reliance Steel & Aluminum	3.1

Sims Group ADR	2.8

Endeavour Mining Capital	2.7

Mayr-Melnhof Karton	2.5

Gammon Gold	2.1

Fossil	2.1

Sipef	2.0

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources	25.4%

Industrial Products	23.9

Technology	11.4

Consumer Products	5.5

Industrial Services	5.5

Financial Services	5.0

Financial Intermediaries	2.0

Consumer Services	1.9

Health	1.2

Preferred Stock	1.3

Cash and Cash Equivalents	16.9

Royce Global Value Fund

Manager’s Discussion
Although much of the attention has been focused on trouble in the U.S. stock market, equities across the globe struggled in the first half of 2008, which made the strong absolute performance of Royce Global Value Fund (RGV) seem that much better. For the year-to-date period ended 6/30/08, the Fund gained 6.2% versus a decline of 9.0% for its global smaller-company benchmark, the MSCI World Small Core index, during the same period. Both domestic and international stock prices fell through the second half of 2007, and the current year saw no relief from the bearish trend. RGV’s benchmark slipped 8.1% in the first quarter, while the Fund was down 2.1%. Following the U.S. small-cap market trough on 3/10/08, equities rallied through the beginning of June. In spite of losing less than its benchmark in the first quarter, the Fund built on its advantage during April and May. When the share prices fell again in June, the Fund’s performance also stalled (-2.6%), though not to the same degree as its benchmark (-8.1%). The upshot was a volatile second quarter in which the Fund was up 8.5% versus a loss of 0.9% for the MSCI World Small Core index.
     Domestic smaller stocks established a new peak on 7/13/07. In doing so, the previous small-cap cycle that began with the peak on 3/9/00 came to a close and a new cycle started. From 7/13/07 through 6/30/08, the Fund, which invests in both domestic and international stocks, was up 0.4% versus a decline of 19.4% for its global smaller stock benchmark. In the short-term period from the recent small-cap market trough on 3/10/08 through 6/30/08, RGV gained 10.1% versus 3.8% for the MSCI World Small Core index. While the Fund has been in existence only a short time, we were very pleased with its results, especially in the more volatile, downward-trending market that began with the new small-cap market cycle in July 2007. RGV significantly outpaced its benchmark for the one-year and since inception (12/29/06) periods ended 6/30/08. The Fund’s average annual total return since inception was 13.7%.

     Sigma Designs offers semiconductors with a suite of software for use in Internet protocol (IP) video streaming, video-on-demand and other applications. The firm also has a dominant niche in DVR (digital video recorder) and other computer video technology, as well as a pristine balance sheet with ample cash. Its share price suffered because its business was out of
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Sims Group ADR	$444,871

Unit Corporation	353,506

Reliance Steel & Aluminum	335,057

Gardner Denver	305,051

Gammon Gold	238,510

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect gross total annual operating expenses for the Service Class, and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, other than acquired fund fees and expenses, to the extent necessary to maintain the Fund’s net direct annual operating expense ratio at or below 1.69% through December 31, 2010 and at or below 1.99% through December 31, 2017. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

 46  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

favor and fears mounted about encroaching competition, which has so far failed to materialize. We initiated a position in April and built it through the first half. Two holdings in the otherwise strong Natural Resources sector also disappointed. The plummeting price of uranium had a dampening effect on the share price of mining and development company Uranium Resources, which has also faced challenges around regulations and efficiency in its mining business that worked to keep investors at a safe distance. We reduced our position in June as we waited to see how management responded to these problems before making a final decision about the stock. Hard times for the Chinese stock market meant a falling stock price for Silvercorp Metals—though the firm is based in Canada, the bulk of its mining operations are located in China. We added to our stake because of an excess of attractive qualities not often found in smaller precious metals and mining companies. Silvercorp pays dividends, has positive earnings and boasts a terrific balance sheet. Its stock price fell in the face of its improving fundamentals, which made our decision to buy more shares much easier.
      One measure of the Fund’s terrific results in the first half was the strength of individual holdings making a positive impact. The portfolio’s strongest individual performances—from Sims Group (which acquired another profitable holding, Metal Management) and Unit Corporation—each had higher net gains on a dollar basis than RGV’s worst-performing sector, Technology. Unit is primarily a contract drilling company, but also runs its own oil and natural gas exploration business. It benefited from increased production in both its oil and natural gas business. We first bought shares in RGV’s portfolio in March 2008.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
      After making an appearance on 2007’s “Good Ideas At The Time” list, mining business Gammon Gold began to rebound nicely during the first half, helped by stronger-than-expected earnings and a bright long-term outlook for its business. We built our position between April and June. Although Gardner Denver is slotted in the Industrial Products sector, most of its wares are used by energy companies, which kept demand high for its compressor, vacuum and fluid transfer products used in cleaning oil rigs. We liked its long-term prospects at the end of June. Steel companies from the Industrial Products sector, including Reliance Steel & Aluminum, Australia’s Sims Group and Schnitzer Steel Industries, continued to benefit from the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries.

Uranium Resources	$215,972

Silvercorp Metals	185,708

Sigma Designs	168,424

Fronteer Development Group	149,427

Astral Foods	133,952

*Net of dividends

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$1,588 million

Weighted Average P/E Ratio**	12.7x

Weighted Average P/B Ratio	1.8x

Weighted Average Portfolio Yield	1.5%

Fund Net Assets	$45 million

Turnover Rate	20%

Number of Holdings	61

Symbol
Service Class	RIVFX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 6/30/08).

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United States	26.9%

Canada	18.0

France	4.3

Brazil	4.0

Germany	3.7

Austria	3.6

South Africa	3.2

Belgium	2.9

Australia	2.8

Italy	2.8

Cayman Islands	2.7

Mexico	2.7

Finland	2.0

United Kingdom	1.0

Switzerland	0.9

Norway	0.9

Turkey	0.7

The Royce Funds 2008 Semiannual Report to Shareholders  |  47

CUMULATIVE TOTAL RETURNS Through 6/30/08

Jan-June 2008	-0.30%

Since Inception (9/28/07)	-0.14

ANNUAL EXPENSE RATIOS

Gross Operating Expenses	16.40%

Net Operating Expenses	1.49

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.	2.8%

Manpower	2.6

UGI Corporation	2.2

Forest Oil	2.0

BOK Financial	1.9

Alliant Techsystems	1.8

Polo Ralph Lauren	1.8

Gardner Denver	1.7

SEI Investments	1.6

Sims Group ADR	1.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology	13.4%

Financial Services	12.9

Industrial Products	11.8

Industrial Services	9.1

Natural Resources	8.0

Financial Intermediaries	7.9

Consumer Products	6.2

Utilities	4.9

Health	4.7

Consumer Services	2.9

Miscellaneous	4.9

Cash and Cash Equivalents	13.3

Royce SMid-Cap Value Fund

Manager’s Discussion
While it is certainly our preference to report positive results, given the equity market’s difficulties thus far in 2008, we were nonetheless pleased that Royce SMid-Cap Value Fund (RSV) delivered only a slightly negative return in the first half of 2008. The Fund was down 0.3% for the year-to-date period ended 6/30/08, significantly outperforming its benchmark, the Russell 2500, which posted a loss of 8.1% for the same period. In the bearish first quarter, RSV was down 1.9%, while the Russell 2500 lost 9.4%. The Fund’s solid second quarter, up 1.6% versus 1.4% for its benchmark, was the result of strong performance in the volatile period from the recent small-cap trough on 3/10/08 During that time, the Fund was competitive with its benchmark while share prices rose and stayed well ahead of it during a truly awful June.
     Although RSV has only been in existence a short time, we continue to be satisfied with the Fund’s early results on a relative basis, without conceding the perhaps obvious point that we would always prefer positive absolute returns. RSV significantly outpaced the Russell 2500 for the since inception (9/28/07) period ended 6/30/08.

     Despite the fact that financial stocks struggled mightily throughout the stock market (and that the Financial Services sector was among the poorest performers in other Royce-managed portfolios during the first half), it was the Fund’s best performer on a dollar basis during that period, home to four of the Fund’s top gainers during that period. However, three of the Fund’s most significant losses on a dollar basis were from this sector as well. An opportunistic purchase of credit card giant VISA, the world’s largest retail electronic payments network, yielded the largest positive contribution to performance. Purchased as an IPO in March, we gradually sold off our shares by the end of April. RiskMetrics is a leading provider of risk management products and services to the money management industry. The tumultuous market led to an increased need for risk management tools, which
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Visa Cl. A	$17,230

RiskMetrics Group	12,251

T. Rowe Price Group	7,816

Arris Group	7,510

Hilb Rogal & Hobbs	7,031

*Includes dividends
produced a favorable demand environment for its products and services. T. Rowe Price Group, a leading investment advisor, exhibited above-market growth in the period as the firm continued to benefit from its improving institutional pipeline

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 180 days of purchase may be subject to a 1% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s estimated gross total annual operating expenses for the Service Class as of the date of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses through December 31, 2007 and December 31, 2010 to the extent necessary to limit net annual operating expenses to no more than 1.49% and 1.99%, respectively.

48  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

of business and expansion internationally. Both RiskMetrics and T. Rowe Price were sold when they reached what we believed were their respective full values.
      Noteworthy disappointments from the Financial Services sector included AllianceBernstein Holding, SEI Investments and Brown & Brown. The investment management firm of AllianceBernstein, the Fund’s largest single detractor on a dollar basis during the first half, remains a healthy dividend payer and, in our view, a very well-run business. Its stock disappointed analysts who were expecting stronger earnings in late 2007 and thus far in 2008. A revision to its 2007 fiscal year earnings estimate seemed to lead many investors to sell. We held a large position at the end of June. SEI Corporation provides investment processing software and services to money management, brokerage and trust companies. SEI performed poorly during the period due to overall declines in global equity markets and struggles introducing new products. However, we remained confident in SEI at the end of June. Brown & Brown, a leading insurance broker, was purchased owing to its franchise-like characteristics and low multi-year valuation created by a very soft insurance market, particularly in Florida. We continue to believe that Brown & Brown can remain a leading provider of brokerage services and that its share price can recover.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08
      In addition to Financial Services, sectors which served shareholders well during the period included Natural Resources, especially the precious metals and mining group and oil and gas industries, and Industrial Products, especially the machinery industry. Consumer Products was the most troublesome sector for the Fund in the first half of 2008. Mohawk Industries, from the sector’s home furnishing and appliances industry, is a leading floor covering manufacturer providing carpet, ceramic tile and hardwood flooring to residential and commercial markets. Mohawk’s financial results to date have been poor in light of the continued weakness in the U.S. residential marketplace, the recent slowing of demand in Europe and escalating commodity cost inflation.

AllianceBernstein Holding L.P.	$10,751

SEI Investments	9,888

Brown & Brown	6,304

Tyson Foods	6,127

Mohawk Industries	5,941

*Net of dividends

Mohawk remains a market share leader with a solid balance sheet and it continued to generate substantial cash flows while the market went south. We continue to hold our position based on these factors as well as our confidence in its management. Tyson Foods, a worldwide producer and distributor of meat and prepared foods, also disappointed, suffering from the effects of accelerating feedstock costs that could not be matched by increased product pricing. We sold our position in RSV as Tyson’s balance sheet deteriorated.

PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$2,842 million

Weighted Average P/E Ratio**	15.6x

Weighted Average P/B Ratio	2.1x

Weighted Average Portfolio Yield	1.6%

Fund Net Assets	$3 million

Turnover Rate	131%

Number of Holdings	95

Symbol
Service Class	RMVSX

*Geometrically calculated
**The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (3% of portfolio holdings as of 6/30/08).

The Royce Funds 2008 Semiannual Report to Shareholders  |  49

Schedules of Investments

Royce Pennsylvania Mutual Fund

	SHARES	VALUE
COMMON STOCKS – 90.4%

Consumer Products – 5.6%
Apparel, Shoes and Accessories - 0.9%
†Carter’s [a,b]	50,000	$691,000
Columbia Sportswear	154,388	5,673,759
Fossil [b]	41,275	1,199,864
†Gildan Activewear [a,b]	13,300	344,204
Jones Apparel Group	50,600	695,750
K-Swiss Cl. A	749,750	11,021,325
Liz Claiborne	13,800	195,270
Movado Group	66,300	1,312,740
Polo Ralph Lauren	10,535	661,387
Timberland Company (The) Cl. A [b]	132,500	2,166,375
Volcom [a,b]	16,450	393,649
Weyco Group [c]	590,500	15,665,965
Wolverine World Wide	12,300	328,041

		40,349,329

Collectibles - 0.0%
Russ Berrie & Company [b]	27,700	220,769

Consumer Electronics - 0.5%
Dolby Laboratories Cl. A [b]	541,600	21,826,480

Food/Beverage/Tobacco - 0.4%
J & J Snack Foods	21,400	586,574
J.M. Smucker Company (The)	11,600	471,424
National Beverage [b]	25,000	181,750
Sanderson Farms	405,532	13,998,965

		15,238,713

Health, Beauty and Nutrition - 1.2%
Inter Parfums	1,142,250	17,133,750
†NBTY [b]	221,800	7,110,908
Nu Skin Enterprises Cl. A	1,059,933	15,814,200
Nutraceutical International [b,c]	737,810	8,853,720
Steiner Leisure [a,b]	17,505	496,267

		49,408,845

Home Furnishing and Appliances - 1.7%
American Woodmark	655,468	13,850,039
Ethan Allen Interiors	1,041,803	25,628,354
Furniture Brands International	512,600	6,848,336
Mohawk Industries [a,b]	160,650	10,297,665
National Presto Industries	3,112	199,728
Natuzzi ADR [b]	2,096,300	6,687,197
Stanley Furniture [c]	689,924	7,451,179

		70,962,498

Sports and Recreation - 0.9%
Arctic Cat	44,118	346,326
Monaco Coach	751,800	2,285,472
Polaris Industries	84,500	3,412,110
RC2 Corporation [b]	222,000	4,120,320
Thor Industries	837,000	17,794,620
Winnebago Industries	1,220,300	12,434,857

		40,393,705

	SHARES	VALUE
Consumer Products (continued)
Other Consumer Products - 0.0%
WD-40 Company	2,200	$64,350

Total (Cost $268,939,670)		238,464,689

Consumer Services – 4.9%
Leisure and Entertainment - 0.5%
Cinemark Holdings	70,300	918,118
Dover Downs Gaming & Entertainment	68,783	441,587
DreamWorks Animation SKG Cl. A [a,b]	314,000	9,360,340
International Speedway Cl. A	197,800	7,720,134
†Monarch Casino & Resort [a,b]	284,148	3,352,946

		21,793,125

Online Commerce - 0.1%
Insight Enterprises [b]	170,200	1,996,446

Restaurants and Lodgings - 0.3%
Bob Evans Farms	7,755	221,793
CEC Entertainment [a,b]	451,381	12,643,182
Cosi [b]	104,200	261,542
DineEquity	19,100	713,576
Jamba [b]	151,700	280,645

		14,120,738

Retail Stores - 4.0%
America’s Car-Mart [b]	465,100	8,334,592
AnnTaylor Stores [a,b]	144,400	3,459,824
Big Lots [b]	7,417	231,707
BJ’s Wholesale Club [a,b]	231,300	8,951,310
Brown Shoe	95,700	1,296,735
Buckle (The)	244,903	11,199,414
Build-A-Bear Workshop [a,b]	62,500	454,375
CarMax [a,b]	350,000	4,966,500
Cato Corporation (The) Cl. A	1,190,650	16,954,856
Charming Shoppes [a,b]	2,235,000	10,258,650
Conn’s [a,b]	55,000	883,850
Dollar Tree [b]	128,610	4,204,261
Dress Barn (The) [a,b]	1,616,800	21,632,784
DSW Cl. A [a,b]	134,400	1,583,232
†EZCORP Cl. A [a,b]	42,500	541,875
Family Dollar Stores	153,415	3,059,095
†Jos. A. Bank Clothiers [a,b]	25,100	671,425
Longs Drug Stores	97,270	4,096,040
Men’s Wearhouse (The)	672,872	10,961,085
New York & Company [a,b]	72,800	664,664
Penske Automotive Group	43,100	635,294
Pier 1 Imports [b]	2,831,800	9,741,392
Regis Corporation	250,300	6,595,405
Ross Stores	51,300	1,822,176
Tiffany & Co.	556,900	22,693,675
†Tractor Supply [a,b]	150,800	4,379,232
Tuesday Morning [a,b]	370,000	1,520,700
Weis Markets	90,700	2,945,029
Williams-Sonoma	193,800	3,844,992

		168,584,169

50 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Consumer Services (continued)
Other Consumer Services - 0.0%
Collectors Universe	45,687	$370,521

Total (Cost $232,280,302)		206,864,999

Financial Intermediaries – 7.3%
Banking - 0.6%
BOK Financial	479,900	25,650,655
Cullen/Frost Bankers	2,700	134,595

		25,785,250

Insurance - 3.7%
Alleghany Corporation [b]	82,328	27,337,012
AmCOMP [b]	324,900	3,158,028
American Safety Insurance Holdings [b]	305,040	4,386,475
Amerisafe [a,b]	49,300	785,842
Argo Group International Holdings [b]	258,800	8,685,328
Aspen Insurance Holdings	309,800	7,332,966
Baldwin & Lyons Cl. B	310,427	5,426,264
CNA Surety [b]	522,695	6,606,865
CRM Holdings [b]	7,500	25,200
E-L Financial	21,750	11,518,520
EMC Insurance Group	145,800	3,510,864
Enstar Group [a,b]	54,400	4,760,000
Erie Indemnity Cl. A	261,000	12,045,150
Harleysville Group	55,000	1,860,650
Horace Mann Educators	64,182	899,832
Markel Corporation [b]	625	229,375
Max Capital Group	334,600	7,137,018
Meadowbrook Insurance Group	856,204	4,537,881
Mercury General	6,000	280,320
Montpelier Re Holdings	167,700	2,473,575
ProAssurance Corporation [b]	316,154	15,210,169
RenaissanceRe Holdings	171	7,639
RLI	87,557	4,331,445
Stewart Information Services	116,600	2,255,044
Transatlantic Holdings	11,017	622,130
United America Indemnity [a,b]	6,100	81,557
United Fire & Casualty	116,800	3,145,424
Wesco Financial	16,708	6,382,456
White Mountains Insurance Group	3,000	1,287,000
Zenith National Insurance	301,513	10,601,197

		156,921,226

Real Estate Investment Trusts - 0.1%
Capital Trust Cl. A	278,200	5,344,222

Securities Brokers - 2.1%
DundeeWealth	107,500	1,373,664
E*TRADE Financial [a,b]	250,000	785,000
Evercore Partners Cl. A	226,800	2,154,600
GFI Group	580,000	5,225,800
Greenhill & Co.	70,000	3,770,200
International Assets Holding [b]	15,150	455,409
Investment Technology Group [b]	5,700	190,722
Jefferies Group	695,300	11,694,946
KBW [a,b]	158,200	3,255,756
Knight Capital Group Cl. A [b]	789,220	14,190,175
Lazard Cl. A	643,900	21,989,185
	SHARES	VALUE
Financial Intermediaries (continued)
Securities Brokers (continued)
†MF Global [a,b]	659,000	$4,158,290
Penson Worldwide [a,b]	50,000	597,500
Piper Jaffray [a,b]	413,900	12,139,687
Stifel Financial [a,b]	163,500	5,622,765
Thomas Weisel Partners Group [b]	431,253	2,358,954

		89,962,653

Securities Exchanges - 0.4%
MarketAxess Holdings [a,b]	268,200	2,027,592
TMX Group	385,400	15,911,876

		17,939,468

Other Financial Intermediaries - 0.4%
KKR Financial Holdings	1,455,007	15,277,573

Total (Cost $331,554,052)		311,230,392

Financial Services – 7.2%
Diversified Financial Services - 0.2%
Advanta Corporation Cl. B	93,400	587,486
FCStone Group [a,b]	349,200	9,753,156

		10,340,642

Information and Processing - 1.7%
FactSet Research Systems	11,900	670,684
Fiserv [b]	17,875	810,989
Global Payments	12,535	584,131
Interactive Data	477,200	11,992,036
MoneyGram International [b]	2,888,900	2,605,788
Morningstar [a,b]	368,200	26,521,446
SEI Investments	1,243,700	29,251,824

		72,436,898

Insurance Brokers - 0.8%
Brown & Brown	806,600	14,026,774
Gallagher (Arthur J.) & Co.	718,900	17,325,490
National Financial Partners	40,300	798,746

		32,151,010

Investment Management - 4.3%
Affiliated Managers Group [a,b]	206,375	18,586,132
AGF Management Cl. B	836,300	18,010,344
AllianceBernstein Holding L.P.	1,014,170	55,454,816
CI Financial	480,000	10,355,987
Cohen & Steers	527,070	13,688,008
Eaton Vance	5,400	214,704
Federated Investors Cl. B	658,860	22,677,961
GAMCO Investors Cl. A	162,100	8,043,402
Waddell & Reed Financial Cl. A	902,900	31,610,529
Westwood Holdings Group	98,400	3,916,320

		182,558,203

Specialty Finance - 0.2%
ASTA Funding	59,100	535,446
Portfolio Recovery Associates [b]	149,784	5,616,900

		6,152,346

Other Financial Services - 0.0%
Heartland Payment Systems	6,600	155,760

Total (Cost $326,712,093)		303,794,859

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 51

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Health – 5.3%
Commercial Services - 0.2%
Owens & Minor	145,000	$6,625,050
USANA Health Sciences [a,b]	26,600	714,742

		7,339,792

Drugs and Biotech - 1.8%
Alpharma Cl. A [a,b]	82,400	1,856,472
Applera Corporation- Celera Group [a,b]	446,300	5,069,968
Cephalon [a,b]	50,000	3,334,500
Emergent Biosolutions [b]	709,730	7,047,619
Endo Pharmaceuticals Holdings [a,b]	586,830	14,195,418
Hi-Tech Pharmacal [b]	530,400	5,304,000
Invitrogen Corporation [a,b]	27,600	1,083,576
Lexicon Pharmaceuticals [b]	1,497,400	2,395,840
Myriad Genetics [a,b]	155,000	7,055,600
Perrigo Company	828,333	26,316,139
Regeneron Pharmaceuticals [a,b]	100,000	1,444,000
Sciele Pharma	31,200	603,720
Strategic Diagnostics [b]	131,938	480,254
ViroPharma [a,b]	75,800	838,348

		77,025,454

Health Services - 1.4%
Advisory Board (The) [a,b]	75,000	2,949,750
†Air Methods [a,b]	32,700	817,500
Cross Country Healthcare [b]	240,700	3,468,487
eResearch Technology [b]	58,400	1,018,496
Healthcare Services Group	434,850	6,614,069
HealthSouth Corporation [a,b]	815,000	13,553,450
Hooper Holmes [b]	2,392,970	2,440,829
†Humana [a,b]	2,360	93,857
LCA-Vision	228,900	1,091,853
Lincare Holdings [a,b]	366,704	10,414,394
On Assignment [a,b]	85,000	681,700
Res-Care [a,b]	28,200	501,396
U.S. Physical Therapy [b,c]	905,675	14,862,127

		58,507,908

Medical Products and Devices - 1.9%
Applera Corporation-Applied Biosystems Group	8,700	291,276
CAS Medical Systems [b]	142,370	452,737
CONMED Corporation [b]	75,232	1,997,410
Cutera [a,b]	421,400	3,805,242
Datascope	3,300	155,100
Hill-Rom Holdings	13,675	368,951
Home Diagnostics [b]	676,416	6,128,329
ICU Medical [a,b]	11,200	256,256
IDEXX Laboratories [a,b]	411,465	20,054,804
Immucor [a,b]	33,209	859,449
Palomar Medical Technologies [a,b]	452,800	4,518,944
Quidel [b]	25,000	413,000
STERIS Corporation	439,511	12,640,336
Techne Corporation [b]	80,145	6,202,422
Thoratec Corporation [b]	366,600	6,375,174
Vital Signs	288,716	16,393,294
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Young Innovations	111,350	$2,318,307

		83,231,031

Total (Cost $204,532,749)		226,104,185

Industrial Products – 15.1%
Automotive - 1.8%
Advance Auto Parts	14,600	566,918
†ATC Technology [a,b]	49,900	1,161,672
Copart [b]	651,300	27,888,666
Dorman Products [b]	516,760	4,165,085
Gentex Corporation	366,600	5,293,704
Miller Industries [a,b]	111,908	1,114,604
SORL Auto Parts [a,b]	95,700	512,952
Strattec Security	150,000	5,283,000
Superior Industries International	443,600	7,487,968
WABCO Holdings	431,997	20,070,581
Wescast Industries Cl. A [b]	373,700	2,477,407

		76,022,557

Building Systems and Components - 1.6%
AAON	235,378	4,533,380
Armstrong World Industries	24,500	715,890
Drew Industries [a,b]	812,494	12,959,279
NCI Building Systems [a,b]	394,700	14,497,331
Preformed Line Products	189,786	7,650,274
Simpson Manufacturing [a]	1,155,400	27,429,196

		67,785,350

Construction Materials - 0.6%
Ash Grove Cement	50,018	11,954,302
Eagle Materials	136,700	3,462,611
Owens Corning [a,b]	538,600	12,253,150

		27,670,063

Industrial Components - 1.6%
Bel Fuse Cl. A	88,704	2,483,712
Bel Fuse Cl. B	46,001	1,136,685
CLARCOR	481,500	16,900,650
Donaldson Company	100,000	4,464,000
Mueller Water Products Cl. A	331,200	2,672,784
PerkinElmer	824,970	22,975,414
Powell Industries [b]	317,000	15,979,970
Watts Water Technologies Cl. A	61,300	1,526,370

		68,139,585

Machinery - 3.6%
Cascade Corporation	114,620	4,850,718
†Columbus McKinnon [a,b]	10,000	240,800
EnPro Industries [a,b]	10,600	395,804
Franklin Electric	502,600	19,490,828
FreightCar America	25,200	894,600
Hurco Companies [a,b]	35,200	1,087,328
Lincoln Electric Holdings	531,986	41,867,298
Nordson Corporation	327,300	23,856,897
Regal-Beloit	68,800	2,906,800
Rofin-Sinar Technologies [a,b]	759,508	22,937,142
Tennant Company	534,500	16,072,415

52 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Machinery (continued)
Wabtec Corporation	124,700	$6,062,914
Woodward Governor	311,100	11,093,826

		151,757,370

Metal Fabrication and Distribution - 2.7%
Canam Group	65,400	645,855
Carpenter Technology	144,500	6,307,425
Castle (A.M.) & Co.	18,300	523,563
Commercial Metals	300	11,310
Encore Wire	80,700	1,710,033
Gibraltar Industries	421,212	6,726,756
Haynes International [a,b]	182,548	10,505,637
Kaiser Aluminum	29,826	1,596,586
Kennametal	359,471	11,700,781
Reliance Steel & Aluminum	131,396	10,129,317
Schnitzer Steel Industries Cl. A	185,900	21,304,140
†Sims Group ADR	786,315	31,373,968
Universal Stainless & Alloy Products [b]	321,843	11,921,065

		114,456,436

Miscellaneous Manufacturing - 0.9%
Brady Corporation Cl. A	475,700	16,425,921
HNI Corporation	114,400	2,020,304
Matthews International Cl. A	10,090	456,674
Mettler-Toledo International [b]	171,300	16,249,518
Teleflex	54,600	3,035,214

		38,187,631

Paper and Packaging - 0.3%
AptarGroup	32,432	1,360,523
Greif Cl. A	146,900	9,406,007
Pactiv Corporation [a,b]	44,200	938,366
Silgan Holdings	5,900	299,366

		12,004,262

Pumps, Valves and Bearings - 1.3%
Gardner Denver [b]	445,473	25,302,867
Graco	459,000	17,474,130
IDEX Corporation	265,700	9,788,388
Kaydon Corporation	24,237	1,246,024

		53,811,409

Specialty Chemicals and Materials - 0.7%
Balchem Corporation	49,625	1,147,826
Cabot Corporation	325,000	7,900,750
Cytec Industries	30,000	1,636,800
International Flavors & Fragrances	100,000	3,906,000
Lubrizol Corporation (The)	50,000	2,316,500
Olin Corporation	34,800	911,064
OM Group [a,b]	49,500	1,623,105
Sensient Technologies	50,000	1,408,000
Westlake Chemical	463,800	6,892,068

		27,742,113

Other Industrial Products - 0.0%
Herman Miller	3,800	94,582

Total (Cost $511,760,351)		637,671,358

	SHARES	VALUE
Industrial Services – 13.4%
Advertising and Publishing - 0.4%
Scholastic Corporation [a,b]	568,625	$16,296,793
ValueClick [a,b]	125,000	1,893,750

		18,190,543

Commercial Services - 7.8%
Acacia Research-Acacia Technologies [b]	50,000	224,000
Administaff	512,875	14,304,084
Alliance Data Systems [a,b]	28,300	1,600,365
Barrett Business Services	493,301	5,835,751
Convergys Corporation [a,b]	111,900	1,662,834
Corinthian Colleges [a,b]	393,400	4,567,374
Corporate Executive Board	251,700	10,583,985
CRA International [a,b,c]	587,248	21,229,015
Electro Rent	192,000	2,407,680
Exponent [b]	254,693	7,999,907
Forrester Research [b]	257,700	7,957,776
FTI Consulting [a,b]	157,000	10,748,220
Gartner [b]	844,200	17,491,824
Grupo Aeroportuario del Pacifico ADR	55,000	1,615,350
Heidrick & Struggles International	405,462	11,206,970
Hewitt Associates Cl. A [a,b]	745,200	28,563,516
Hudson Highland Group [b]	73,800	772,686
ITT Educational Services [b]	5,711	471,900
Jackson Hewitt Tax Service	9,800	119,756
Kelly Services Cl.A	7,100	137,243
Kforce [b]	793,400	6,735,966
Korn/Ferry International [b]	888,148	13,970,568
Landauer	135,000	7,592,400
LECG Corporation [b]	1,054,448	9,215,875
Lincoln Educational Services [a,b]	103,216	1,200,402
Manpower	121,518	7,077,208
ManTech International Cl. A [b]	202,500	9,744,300
MAXIMUS	125,300	4,362,946
MPS Group [b]	1,188,800	12,636,944
Resources Connection [b]	410,831	8,360,411
Ritchie Bros. Auctioneers	1,203,300	32,645,529
Rollins	8,230	121,969
SM&A [b]	904,400	4,313,988
Sotheby’s	464,674	12,253,453
TrueBlue [b]	1,074,540	14,194,673
Universal Technical Institute [b]	845,000	10,528,700
Viad Corporation	57,500	1,482,925
Volt Information Sciences [a,b]	54,100	644,331
Watson Wyatt Worldwide Cl. A	437,285	23,128,004
Wright Express [a,b]	20,000	496,000

		330,206,828

Engineering and Construction - 1.1%
HLS Systems International [b]	96,250	504,350
Integrated Electrical Services [a,b]	587,456	10,104,243
KBR	467,300	16,313,443
NVR [a,b]	34,400	17,202,752

		44,124,788

Food, Tobacco and Agriculture - 0.2%
Origin Agritech [a,b]	110,400	660,192

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 53

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Food, Tobacco and Agriculture (continued)
Zapata Corporation [b,c]	1,009,600	$7,057,104

		7,717,296

Industrial Distribution - 1.3%
Applied Industrial Technologies	615,000	14,864,550
Mine Safety Appliances	344,600	13,780,554
MSC Industrial Direct Cl. A	434,600	19,170,206
Pool Corporation	307,100	5,454,096
Watsco	24,300	1,015,740

		54,285,146

Printing - 0.0%
†Consolidated Graphics [a,b]	17,500	862,225
Courier Corporation	6,851	137,568

		999,793

Transportation and Logistics - 2.6%
Arkansas Best	338,700	12,409,968
Atlas Air Worldwide Holdings [a,b]	15,212	752,386
Bristow Group [b]	5,900	291,991
CAI International [a,b]	50,000	870,000
Forward Air	537,800	18,607,880
Heartland Express	493,450	7,357,339
Landstar System	490,200	27,068,844
Pacer International	241,800	5,201,118
Patriot Transportation Holding [a,b]	80,800	6,464,000
Tidewater	23,700	1,541,211
Universal Truckload Services [b]	509,351	11,215,909
UTI Worldwide	1,000,900	19,967,955

		111,748,601

Total (Cost $553,903,113)		567,272,995

Natural Resources – 16.2%
Energy Services - 9.4%
Calfrac Well Services	83,800	2,640,477
CARBO Ceramics	534,300	31,176,405
CE Franklin [a,b]	74,640	748,639
Ensign Energy Services	2,214,000	48,244,660
Exterran Holdings [a,b]	346,120	24,744,119
Global Industries [a,b]	21,200	380,116
†Helix Energy Solutions Group [a,b]	16,800	699,552
Helmerich & Payne	285,597	20,568,696
ION Geophysical [a,b]	746,700	13,029,915
Lufkin Industries	4,126	343,613
Oil States International [b]	836,600	53,073,904
Pason Systems	1,869,000	30,242,719
Patterson-UTIEnergy	483,100	17,410,924
PioneerDrilling [a,b]	308,400	5,801,004
Precision Drilling Trust	255,100	6,948,924
RPC	937,944	15,757,459
SEACORHoldings [a,b]	204,600	18,313,746
ShawCor Cl. A	55,600	1,962,930
Superior Well Services [b]	500,293	15,864,291
Trican Well Service	1,545,700	38,426,493
Trico Marine Services [a,b]	21,100	768,462
Unit Corporation [b]	542,269	44,992,059
	SHARES	VALUE
Natural Resources (continued)
Energy Services (continued)
Willbros Group [b]	143,300	$6,277,973
World Fuel Services	60,200	1,320,788

		399,737,868

Oil and Gas - 2.2%
Bill Barrett [b]	105,943	6,294,074
Cimarex Energy	407,008	28,356,247
Crosstex Energy	512,000	17,745,920
Holly Corporation	34,800	1,284,816
Mariner Energy [a,b]	226,200	8,362,614
PetroCorp [b,d]	210,800	0
St. Mary Land & Exploration	439,400	28,402,816

		90,446,487

Precious Metals and Mining - 3.9%
Agnico-Eagle Mines	655,920	48,780,770
AMCOL International	13,300	378,518
Consolidated Thompson Iron Mines [b]	67,700	593,545
Eldorado Gold [b]	1,989,400	17,208,310
Golden Star Resources [a,b]	1,675,300	4,506,557
Hecla Mining [a,b]	1,799,300	16,661,518
International Coal Group [a,b]	1,109,640	14,480,802
Ivanhoe Mines [b]	1,829,700	19,962,027
Liberty Mines [b]	422,700	281,883
†Lundin Mining [a,b]	91,000	552,370
Minefinders Corporation [a,b]	605,700	6,299,280
Pan American Silver [b]	305,000	10,546,900
Red Back Mining [b]	409,800	3,456,193
Silver Standard Resources [a,b]	761,300	21,811,245
Yamana Gold	75	1,241

		165,521,159

Real Estate - 0.7%
Jones Lang LaSalle	49,900	3,003,481
St. Joe Company (The) [a,b]	683,200	23,447,424
W.P. Carey & Co.	84,300	2,420,253

		28,871,158

Total (Cost $341,421,469)		684,576,672

Technology – 14.5%
Aerospace and Defense - 0.9%
AerCap Holdings [a,b]	50,000	631,500
Alliant Techsystems [a,b]	8,460	860,213
†BE Aerospace [a,b]	34,000	791,860
Ceradyne [a,b]	19,880	681,884
Curtiss-Wright	291,710	13,051,105
FLIR Systems [a,b]	105,597	4,284,070
HEICO Corporation	462,604	15,053,134
Integral Systems [b]	81,274	3,145,304
Teledyne Technologies [a,b]	28,200	1,375,878

		39,874,948

Components and Systems - 3.0%
Analogic Corporation	3,100	195,517
Benchmark Electronics [b]	828,500	13,537,690
†Brocade Communications Systems [a,b]	82,300	678,152
Diebold	326,300	11,609,754

54 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Technology (continued)
Components and Systems (continued)
Dionex Corporation [a,b]	230,426	$15,293,374
Excel Technology [a,b]	205,400	4,584,528
†Lexmark International Cl. A [a,b]	16,000	534,880
Logitech International [a,b]	162,800	4,363,040
MKS Instruments [b]	527,220	11,546,118
MTS Systems	300,900	10,796,292
Nam Tai Electronics	34,503	451,299
Newport Corporation [b]	365,900	4,167,601
Plexus Corporation [a,b]	944,100	26,132,688
Rimage Corporation [a,b,c]	591,303	7,326,244
†Super Micro Computer [a,b]	499,050	3,682,989
Technitrol	514,835	8,747,047
Thomas & Betts [b]	10,500	397,425
Vishay Intertechnology [b]	177,300	1,572,651
Zebra Technologies Cl. A [b]	13,022	425,038

		126,042,327

Distribution - 0.3%
Anixter International [b]	32,768	1,949,368
Avnet [b]	46,000	1,254,880
China 3C Group [b]	55,700	71,853
Nu Horizons Electronics [b]	436,800	2,122,848
Tech Data [b]	257,800	8,736,842

		14,135,791

Internet Software and Services - 0.1%
Check Point Software Technologies [b]	29,680	702,526
Marchex Cl. B	41,600	512,512
United Online	457,100	4,584,713

		5,799,751

IT Services - 1.8%
Black Box	270,400	7,352,176
Jack Henry & Associates	127,623	2,761,762
Perot Systems Cl. A [b]	1,545,628	23,199,876
Sapient Corporation [a,b]	1,619,500	10,397,190
SRA International Cl. A [b]	886,175	19,903,491
Syntel	369,267	12,451,683

		76,066,178

Semiconductors and Equipment - 4.3%
Advanced Energy Industries [b]	600,444	8,226,083
Cabot Microelectronics [b]	196,000	6,497,400
Cirrus Logic [b]	590,900	3,285,404
Cognex Corporation	886,835	20,441,547
Coherent [b]	442,800	13,235,292
Cymer [a,b]	26,650	716,352
Diodes [a,b]	869,200	24,024,688
Eagle Test Systems [a,b]	1,066,231	11,941,787
Entegris [b]	1,709,600	11,197,880
Exar Corporation [a,b]	824,441	6,216,285
Fairchild Semiconductor International [b]	1,225,300	14,372,769
GSI Group [b]	230,000	1,784,800
International Rectifier [a,b]	291,000	5,587,200
IXYS Corporation [b]	266,600	3,183,204
†Lam Research [a,b]	25,000	903,750
OmniVision Technologies [b]	781,486	9,448,166
Sanmina-SCI Corporation [b]	169,700	217,216
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Semitool [b]	1,177,902	$8,846,044
Supertex [b]	24,600	574,164
Techwell [a,b]	88,182	1,086,402
Teradyne [a,b]	6,100	67,527
Tessera Technologies [b]	14,500	237,365
Trident Microsystems [a,b]	1,199,700	4,378,905
TTM Technologies [b]	300,000	3,963,000
Varian [a,b]	244,342	12,476,102
†Varian Semiconductor Equipment Associates [a,b]	23,200	807,824
Verigy [b]	324,600	7,371,666
Zarlink Semiconductor [a,b]	296,900	261,302

		181,350,124

Software - 2.1%
ACI Worldwide [b]	436,431	7,676,821
ANSYS [a,b]	325,400	15,332,848
Aspen Technology [a,b]	98,025	1,372,350
Blackbaud	155,122	3,319,611
†Cadence Design Systems [a,b]	239,500	2,418,950
Epicor Software [a,b]	5,884	40,658
Fair Isaac	509,900	10,590,623
Manhattan Associates [a,b]	150,000	3,559,500
MICROS Systems [a,b]	22,501	686,056
MSC.Software [b]	246,700	2,708,766
National Instruments	819,900	23,260,563
NCR Corporation [b]	4,300	108,360
†Net 1 UEPS Technologies [a,b]	10,900	264,870
OpenTV Cl. A [a,b]	516,844	677,066
Pervasive Software [b,c]	1,461,500	6,240,605
Sonic Solutions [b]	795,900	4,743,564
SPSS [b]	50,000	1,818,500
†Synopsys [a,b]	50,000	1,195,500
†Teradata Corporation [a,b]	4,000	92,560
THQ [a,b]	38,500	780,010

		86,887,781

Telecommunications - 2.0%
ADC Telecommunications [a,b]	86,700	1,280,559
ADTRAN	763,700	18,206,608
Catapult Communications [a,b]	273,000	1,943,760
Comtech Telecommunications [a,b]	247,665	12,135,585
Digi International [b]	388,644	3,050,855
Foundry Networks [b]	1,182,200	13,973,604
Globecomm Systems [b]	95,270	786,930
Level 3 Communications [a,b]	300,000	885,000
NETGEAR [b]	932,000	12,917,520
Novatel Wireless [b]	108,300	1,205,379
Plantronics	6,500	145,080
Premiere Global Services [a,b]	516,500	7,530,570
Radyne Corporation [b]	697,029	7,967,042
RF Micro Devices [a,b]	19,700	57,130
†Sierra Wireless [a,b]	49,300	719,780

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 55

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
†Tekelec [a,b]	43,200	$635,472

		83,440,874

Total (Cost $624,069,432)		613,597,774

Utilities – 0.0%
Equitable Resources	5,140	354,968
UGI Corporation	36,060	1,035,283
Wisconsin Energy	8,095	366,056

Total (Cost $1,702,637)		1,756,307

Miscellaneous[e] – 0.9%
Total (Cost $41,490,223)		38,286,611

TOTAL COMMON STOCKS
(Cost $3,438,366,091)		3,829,620,841

REPURCHASE AGREEMENT – 9.7%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $409,618,324 (collateralized
by obligations of various U.S. Government
Agencies, valued at $419,838,113)
(Cost $409,595,000)		409,595,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 6.7%
Fannie Mae-Discount Notes
due 7/9/08-12/31/08	$2,822,861	2,822,861
Fannie Mae-Notes
3.20%-6.00%
due 3/5/10-4/18/36	2,120,310	2,153,828
Federal Home Loan Bank-Bonds
5.125%-5.53%
due 8/8/08-10/10/13	77,942	78,942
Federal Home Loan Bank-Discount Notes
due 8/1/08-12/31/08	2,146,290	2,146,290
Freddie Mac-Bonds
3.25%-5.00%
due 2/12/10-12/14/18	1,492	1,498
Freddie Mac-Discount Notes
due 7/14/08	98,746	98,746
Freddie Mac-Notes
3.05%-5.375%
due 3/5/10-1/9/14	550,042	553,872
U.S. Treasury Bills
due 11/13/08-12/4/08	232,311	232,311
U.S. Treasury Bonds
1.75%-8.875%
due 11/15/16-2/15/31	980,889	991,439
U.S. Treasury Notes
3.375%-5.75%
due 4/30/09-8/15/16	2,317,673	2,319,427
	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED (continued)
U.S. Treasury Notes-TIPS
0.875%-3.00%
due 4/15/10-7/15/15	$135,320	$136,334
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)		273,799,513

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $285,335,061)		285,335,061

TOTAL INVESTMENTS – 106.8%
(Cost $4,133,296,152)		4,524,550,902
LIABILITIES LESS CASH
AND OTHER ASSETS – (6.8)%		(286,341,776)

NET ASSETS – 100.0%		$4,238,209,126

56 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Micro-Cap Fund

	SHARES	VALUE
COMMON STOCKS – 84.6%

Consumer Products – 5.6%
Apparel, Shoes and Accessories - 1.6%
LaCrosse Footwear [c]	421,369	$6,164,628
True Religion Apparel [a,b]	174,400	4,647,760
†Volcom [a,b]	174,000	4,163,820

		14,976,208

Food/Beverage/Tobacco - 0.9%
Asian Citrus Holdings	552,480	3,163,814
Jones Soda [a,b,c]	1,601,900	5,158,118

		8,321,932

Health, Beauty and Nutrition - 0.3%
Nutraceutical International [b]	223,100	2,677,200

Home Furnishing and Appliances - 0.8%
AS Creation Tapeten	131,542	7,507,609

Sports and Recreation - 2.0%
Arctic Cat [c]	934,200	7,333,470
Piscines Desjoyaux	241,000	3,521,228
RC2 Corporation [b]	240,000	4,454,400
Winnebago Industries	400,000	4,076,000

		19,385,098

Total (Cost $55,698,371)		52,868,047

Consumer Services – 5.1%
Leisure and Entertainment - 0.7%
FortuNet [a,b]	241,300	1,510,538
New Frontier Media [a,c]	1,422,900	5,563,539

		7,074,077

Online Commerce - 0.4%
CryptoLogic	238,000	3,417,680

Restaurants and Lodgings - 0.5%
City Lodge Hotels	530,000	4,737,510

Retail Stores - 3.2%
A.C. Moore Arts & Crafts [b]	353,500	2,492,175
Buckle (The)	178,850	8,178,810
Cache [b,c]	746,450	7,987,015
Cato Corporation (The) Cl. A	243,050	3,461,032
Duckwall-ALCO Stores [a,b]	16,133	148,424
Jos. A. Bank Clothiers [a,b]	182,200	4,873,850
Stein Mart [a,b]	632,058	2,850,582

		29,991,888

Other Consumer Services - 0.3%
Collectors Universe	362,805	2,942,348

Total (Cost $52,402,103)		48,163,503

Financial Intermediaries – 4.0%
Banking - 1.3%
Bancorp (The) [b]	173,567	1,322,581
BBHoldings [b]	1,270,814	5,758,639
Canadian Western Bank	237,000	5,752,427

		12,833,647

Insurance - 1.7%
American Safety Insurance Holdings [a,b]	246,000	3,537,480
Argo Group International Holdings [b]	103,605	3,476,984
	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Navigators Group [b]	112,100	$6,059,005
United Fire & Casualty	100,000	2,693,000

		15,766,469

Securities Brokers - 1.0%
Sanders Morris Harris Group	956,000	6,481,680
Thomas Weisel Partners Group [a,b]	506,506	2,770,588

		9,252,268

Total (Cost $31,846,965)		37,852,384

Financial Services – 3.5%
Information and Processing - 0.1%
EDGAR Online [a,b]	533,000	980,720

Investment Management - 3.4%
Anima	2,101,000	4,763,407
Brait	1,727,700	4,435,092
CapMan Cl. B	1,609,021	6,333,312
Cockleshell [b]	1,699,860	1,845,297
Deutsche Beteiligungs	338,500	8,559,204
U.S. Global Investors Cl. A	166,000	2,780,500
Westwood Holdings Group	87,700	3,490,460

		32,207,272

Total (Cost $39,159,699)		33,187,992

Health – 8.5%
Commercial Services - 0.3%
PDI [a,b]	334,200	2,910,882

Drugs and Biotech - 2.1%
Cell Genesys [b]	651,100	1,692,860
DUSA Pharmaceuticals [a,b]	783,600	1,575,036
Dyax Corporation [a,b]	1,011,184	3,134,670
Fornix Biosciences	167,001	3,050,045
Lexicon Pharmaceuticals [a,b]	1,065,677	1,705,083
Maxygen [a,b]	236,000	800,040
Orchid Cellmark [a,b]	1,421,322	3,695,437
ULURU [a,b,c]	3,344,310	2,842,664
YM Biosciences [b]	1,398,000	1,314,120

		19,809,955

Health Services - 1.5%
Bio-Imaging Technologies [b]	477,700	3,534,980
Computer Programs and Systems	183,500	3,180,055
CorVel Corporation [a,b]	101,405	3,434,587
U.S. Physical Therapy [a,b]	231,840	3,804,495

		13,954,117

Medical Products and Devices - 4.6%
Anika Therapeutics [a,b]	197,048	1,692,642
Bruker Corporation [b]	690,700	8,875,495
Caliper Life Sciences [b]	546,800	1,416,212
Cerus Corporation [a,b]	592,700	2,424,143
Merit Medical Systems [a,b]	272,700	4,008,690
Neogen Corporation [a,b]	271,200	6,207,768
NMT Medical [b]	266,200	1,243,154
†Northstar Neuroscience [a,b]	590,300	938,577
SenoRx [a,b]	362,600	2,799,272
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 57

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Shamir Optical Industry	221,700	$1,540,815
Syneron Medical [a,b]	393,256	6,465,129
Thermage [a,b]	512,700	1,466,322
Young Innovations	223,440	4,652,021

		43,730,240

Total (Cost $93,960,437)		80,405,194

Industrial Products – 8.3%
Automotive - 1.2%
ATC Technology [a,b]	193,500	4,504,680
Landi Renzo	1,138,500	7,026,649

		11,531,329

Building Systems and Components - 1.5%
AAON	340,100	6,550,326
Drew Industries [a,b]	235,900	3,762,605
LSI Industries	507,950	4,124,554

		14,437,485

Industrial Components - 0.3%
†Orion Energy Systems [a,b]	279,400	2,794,000

Machinery - 2.0%
Exel Industries Cl. A	31,500	2,303,697
Kadant [a,b]	129,000	2,915,400
Key Technology [b]	208,043	6,617,848
Technotrans	315,000	6,893,734

		18,730,679

Metal Fabrication and Distribution - 2.0%
Dynamic Materials	150,900	4,972,155
Izmir Demir Celik Sanayi	678,500	1,541,415
Olympic Steel	116,800	8,867,456
Samuel Manu-Tech	386,400	3,353,575

		18,734,601

Miscellaneous Manufacturing - 0.8%
Peerless Manufacturing [b]	144,000	6,749,280
Synalloy Corporation	70,700	1,090,194

		7,839,474

Specialty Chemicals and Materials - 0.3%
American Vanguard	257,733	3,170,116

Textiles - 0.2%
Marimekko	64,212	1,405,271

Total (Cost $59,938,840)		78,642,955

Industrial Services – 13.5%
Advertising and Publishing - 0.1%
Haynes Publishing Group	247,200	849,364

Commercial Services - 5.7%
Barrett Business Services	125,901	1,489,409
†CRAInternational [a,b]	99,977	3,614,168
Electro Rent	214,400	2,688,576
eTelecare Global Solutions ADR [a,b]	607,400	3,243,516
Exponent [b]	200,009	6,282,283
GPStrategies [a,b]	578,000	5,808,900
Intersections [a,b]	476,300	5,205,959
Kforce [b]	942,400	8,000,976
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
LECG Corporation [b]	683,094	$5,970,242
Lincoln Educational Services [a,b]	572,400	6,657,012
PeopleSupport [a,b]	322,813	2,743,910
Willdan Group [a,b,c]	424,900	2,043,769

		53,748,720

Engineering and Construction - 1.4%
Cavco Industries [a,b]	240,401	7,868,325
Sterling Construction [a,b]	281,000	5,580,660

		13,448,985

Food, Tobacco and Agriculture - 1.6%
Imperial Sugar	460,600	7,153,118
Sipef	4,401	3,372,630
Zapata Corporation [b]	584,900	4,088,451

		14,614,199

Industrial Distribution - 0.4%
Houston Wire & Cable	195,200	3,884,480

Printing - 1.2%
Courier Corporation	266,132	5,343,931
CSS Industries	140,700	3,407,754
Ennis	182,600	2,857,690

		11,609,375

Transportation and Logistics - 3.1%
Euroseas	583,351	7,566,062
Marten Transport [a,b]	472,350	7,543,430
Patriot Transportation Holding [a,b]	107,319	8,585,520
Vitran Corporation [a,b]	385,450	5,777,895

		29,472,907

Total (Cost $134,432,191)		127,628,030

Natural Resources – 17.3%
Energy Services - 5.6%
Boots & Coots International Well
Control [a,b]	1,850,000	4,403,000
Gulf Island Fabrication	45,684	2,235,318
Particle Drilling Technologies [a,b]	554,569	1,386,423
Pioneer Drilling [b]	256,000	4,815,360
Savanna Energy Services	134,500	3,099,686
Superior Well Services [a,b]	242,500	7,689,675
Tesco Corporation [b]	269,800	8,620,110
TGC Industries [b,c]	995,613	8,860,956
Total Energy Services Trust	947,300	7,822,169
World Energy Solutions [b]	3,493,100	4,453,300

		53,385,997

Oil and Gas - 1.4%
Approach Resources [b]	358,000	9,590,820
Kodiak Oil & Gas [a,b]	759,500	3,463,320
PetroCorp [b,d]	465,300	0

		13,054,140

Precious Metals and Mining - 9.7%
Alamos Gold [b]	705,600	4,255,605
Allied Nevada Gold [a,b]	1,433,470	8,443,138
Aquiline Resources [b]	339,000	2,573,169
Bear Creek Mining [b]	566,600	2,750,486

58 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Central African Gold [b]	2,738,597	$1,022,789
Crosshair Exploration & Mining [a,b]	1,948,000	1,499,960
Eldorado Gold [b]	415,000	3,589,750
Endeavour Mining Capital	1,021,000	7,409,434
Endeavour Silver [a,b]	681,900	2,127,528
Entree Gold [a,b]	1,586,700	3,078,198
First Majestic Silver [a,b]	1,131,200	5,102,991
Gammon Gold [b]	523,586	5,680,908
†Global Copper [a,b]	240,300	3,384,042
Great Basin Gold [b]	796,500	2,710,459
Greystar Resources [b]	617,000	2,341,659
Hecla Mining [b]	243,900	2,258,514
Linear Gold [a,b]	716,200	1,369,609
Midway Gold [a,b]	1,176,800	2,308,130
Minco Silver [b]	1,282,400	4,275,924
Quaterra Resources [a,b]	844,000	2,690,006
Red Back Mining [b]	1,019,000	8,594,096
RusoroMining [b]	1,010,700	1,288,526
Silvercorp Metals	612,300	3,602,824
UraniumResources [a,b]	356,900	1,316,961
USGold [a,b]	1,309,204	3,037,353
USSilver [b]	3,752,400	1,655,958
WesternCopper [a,b]	2,430,100	3,026,603

		91,394,620

Real Estate - 0.6%
Kennedy-Wilson [b]	124,900	5,339,475

Total (Cost $132,306,860)		163,174,232

Technology – 15.5%
Aerospace and Defense - 2.0%
Aerovironment [a,b]	209,830	5,703,179
American Science & Engineering	102,000	5,256,060
Ducommun [b]	219,200	5,032,832
Integral Systems [b]	77,556	3,001,417

		18,993,488

Components and Systems - 1.4%
Excel Technology [a,b]	382,300	8,532,936
LaCie	499,869	3,045,764
†Super Micro Computer [a,b]	196,700	1,451,646
Viscom	68,546	574,147

		13,604,493

Distribution - 0.6%
Diploma	1,861,910	6,045,090

Internet Software and Services - 0.3%
Answers Corporation [b]	111,600	407,340
SupportSoft [a,b]	592,900	1,926,925

		2,334,265

IT Services - 0.6%
Neurones	592,000	5,219,620

Semiconductors and Equipment - 5.5%
Advanced Energy Industries [b]	213,000	2,918,100
CascadeMicrotech [a,b]	251,400	1,654,212
CEVA [b]	662,000	5,276,140
	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
Eagle Test Systems [a,b]	424,000	$4,748,800
GSI Technology [a,b]	776,800	3,013,984
Ikanos Communications [b]	461,700	1,555,929
Integrated Silicon Solution [a,b]	445,344	2,476,113
PDF Solutions [a,b]	979,000	5,825,050
Rubicon Technology [a,b]	80,200	1,629,664
Rudolph Technologies [a,b]	303,000	2,333,100
Semitool [a,b]	459,000	3,447,090
Supertex [b]	253,500	5,916,690
TTM Technologies [b]	822,800	10,869,188

		51,664,060

Software - 1.6%
Datasul	615,000	8,765,985
Fundtech [a,b]	222,200	3,197,458
PLATO Learning [b,c]	1,230,000	3,259,500

		15,222,943

Telecommunications - 3.5%
Anaren [a,b]	688,900	7,281,673
Atlantic Tele-Network	284,600	7,829,346
†Ceragon Networks [a,b]	601,100	4,652,514
Digi International [b]	408,600	3,207,510
KVH Industries [b]	303,100	2,524,823
Novatel Wireless [a,b]	667,000	7,423,710

		32,919,576

Total (Cost $148,983,191)		146,003,535

Miscellaneous[e] – 3.3%
Total (Cost $38,548,235)		30,583,774

TOTAL COMMON STOCKS
(Cost $787,276,892)		798,509,646

PREFERRED STOCK – 0.5%
Kennedy-Wilson Conv. [d,f]
(Cost $4,400,000)	4,400	4,478,584

REPURCHASE AGREEMENT – 15.2%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $143,317,161 (collateralized
by obligations of various U.S. Government
Agencies, valued at $146,896,663)
(Cost $143,309,000)		143,309,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 7.1%
Fannie Mae-Discount Notes
due 7/9/08-12/31/08	$136,479	136,479
Fannie Mae-Notes
3.375%-6.00%
due 3/5/10-4/18/36	66,955	67,794

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 59

Schedules of Investments

Royce Micro-Cap Fund (continued)	Royce Premier Fund

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED (continued)
Federal Home Loan Bank-Bonds
5.25%-5.53%
due 10/10/13-4/15/16	$26,809	$27,097
Federal Home Loan Bank-Discount Notes
due 11/19/08-12/31/08	232,117	232,117
Freddie Mac-Notes
1.00%-3.05%
due 4/28/10-7/18/18	603,555	603,555
U.S. Treasury Bills
due 11/13/08-12/4/08	209,356	209,356
U.S. Treasury Bonds
1.75%-8.875%
due 5/15/17-8/15/29	203,433	205,906
U.S. Treasury Notes
4.50%-5.00%
due 4/30/09-8/15/16	219,958	223,685
U.S. Treasury Notes-TIPS
1.875%-2.375%
due 4/15/11-7/15/15	1,293	1,303
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)		65,453,202

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $67,160,494)		67,160,494

TOTAL INVESTMENTS – 107.4%
(Cost $1,002,146,386)		1,013,457,724

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.4)%		(69,521,645)

NET ASSETS – 100.0%		$943,936,079

	SHARES	VALUE
COMMON STOCKS – 88.8%

Consumer Products – 9.4%
Apparel, Shoes and Accessories - 5.2%
Columbia Sportswear	757,600	$27,841,800
Fossil [a,b,c]	3,855,200	112,070,664
Polo Ralph Lauren	1,294,200	81,249,876
Timberland Company (The) Cl. A [b]	2,893,900	47,315,265

		268,477,605

Food/Beverage/Tobacco - 0.8%
Sanderson Farms [c]	1,191,800	41,140,936

Health, Beauty and Nutrition - 1.2%
Nu Skin Enterprises Cl. A [c]	4,086,500	60,970,580

Home Furnishing and Appliances - 0.6%
Ethan Allen Interiors	1,252,400	30,809,040

Sports and Recreation - 1.6%
Thor Industries [c]	3,829,300	81,410,918

Total (Cost $519,334,129)		482,809,079

Consumer Services – 0.9%
Retail Stores - 0.9%
Charming Shoppes [a,b]	3,965,300	18,200,727
†Dollar Tree [a,b]	929,200	30,375,548

Total (Cost $51,976,873)		48,576,275

Financial Intermediaries – 8.5%
Insurance - 4.2%
Alleghany Corporation [b]	318,558	105,777,184
Erie Indemnity Cl. A	665,407	30,708,533
ProAssurance Corporation [a,b,c]	1,655,049	79,624,407

		216,110,124

Securities Brokers - 1.6%
Knight Capital Group Cl. A [a,b]	4,667,200	83,916,256

Securities Exchanges - 1.6%
TMX Group	2,034,000	83,977,052

Other Financial Intermediaries - 1.1%
KKR Financial Holdings	5,351,248	56,188,104

Total (Cost $342,187,291)		440,191,536

Financial Services – 2.2%
Information and Processing - 1.2%
Interactive Data	2,469,100	62,048,483

Investment Management - 1.0%
Federated Investors Cl. B	1,459,500	50,235,990

Total (Cost $95,377,462)		112,284,473

Health – 4.7%
Drugs and Biotech - 3.6%
Endo Pharmaceuticals Holdings [b]	3,128,150	75,669,949
Perrigo Company	3,367,900	106,998,183

		182,668,132

60 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Health (continued)
Medical Products and Devices - 1.1%
IDEXX Laboratories [a,b]	1,206,400	$58,799,936

Total (Cost $119,297,277)		241,468,068

Industrial Products – 24.0%
Automotive - 0.9%
Copart [a,b]	1,017,000	43,547,940

Building Systems and Components - 1.6%
Simpson Manufacturing [c]	3,543,800	84,129,812

Machinery - 7.6%
Lincoln Electric Holdings [c]	2,769,597	217,967,284
†Wabtec Corporation	733,237	35,649,983
Woodward Governor [c]	3,841,024	136,970,916

		390,588,183

Metal Fabrication and Distribution - 10.1%
Kennametal	1,304,500	42,461,475
Reliance Steel & Aluminum	2,269,800	174,978,882
Schnitzer Steel Industries Cl. A	1,389,800	159,271,080
†Sims Group ADR	3,595,905	143,476,609

		520,188,046

Miscellaneous Manufacturing - 0.4%
Matthews International Cl. A	501,600	22,702,416

Pumps, Valves and Bearings - 2.5%
Gardner Denver [a,b]	2,288,200	129,969,760

Specialty Chemicals and Materials - 0.9%
Westlake Chemical	3,274,500	48,659,070

Total (Cost $635,854,003)		1,239,785,227

Industrial Services – 6.8%
Commercial Services - 4.7%
Corinthian Colleges [a,b]	4,251,265	49,357,187
Gartner [b]	4,318,400	89,477,248
Ritchie Bros. Auctioneers	3,850,800	104,472,204

		243,306,639

Industrial Distribution - 0.6%
Pool Corporation	1,811,400	32,170,464

Transportation and Logistics - 1.5%
Arkansas Best [c]	2,056,902	75,364,889

Total (Cost $240,450,464)		350,841,992

Natural Resources – 18.8%
Energy Services - 11.1%
Ensign Energy Services	7,103,000	154,779,504
Pason Systems	3,159,300	51,121,359
Trican Well Service	5,718,000	142,150,927
Unit Corporation [b,c]	2,733,500	226,798,495

		574,850,285

Oil and Gas - 1.4%
Cimarex Energy	1,047,200	72,958,424

Precious Metals and Mining - 4.8%
Pan American Silver [a,b]	3,648,139	126,152,647
Silver Standard Resources [a,b,c]	4,177,399	119,682,481

		245,835,128

	SHARES	VALUE
Natural Resources (continued)
Real Estate - 1.5%
St. Joe Company (The) [a,b]	2,174,550	$74,630,556

Total (Cost $491,492,674)		968,274,393

Technology – 12.2%
Components and Systems - 4.2%
Benchmark Electronics [a,b]	2,240,000	36,601,600
Dionex Corporation [b,c]	1,170,500	77,686,085
MKS Instruments [b,c]	2,941,910	64,427,829
Zebra Technologies Cl. A [a,b]	1,191,400	38,887,296

		217,602,810

IT Services - 1.1%
Perot Systems Cl. A [a,b]	3,770,900	56,601,209

Semiconductors and Equipment - 2.5%
Cabot Microelectronics [a,b,c]	1,886,200	62,527,530
Cognex Corporation [c]	2,862,717	65,985,627

		128,513,157

Software - 1.8%
Fair Isaac	1,535,100	31,884,027
National Instruments	2,133,501	60,527,423

		92,411,450

Telecommunications - 2.6%
ADTRAN	2,319,100	55,287,344
Foundry Networks [a,b]	6,672,400	78,867,768

		134,155,112

Total (Cost $592,359,073)		629,283,738

Miscellaneous[e] – 1.3%
Total (Cost $59,998,455)		65,799,758

TOTAL COMMON STOCKS
(Cost $3,148,327,701)		4,579,314,539

REPURCHASE AGREEMENT – 11.1%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $573,939,681 (collateralized
by obligations of various U.S. Government
Agencies, valued at $588,259,963)
(Cost $573,907,000)		573,907,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.1%
Fannie Mae-Notes
3.20%-5.38%
due 5/6/10-10/30/14	$6,677	6,712
Federal Home Loan Bank-Bonds
5.125%
due 8/8/08	124,531	127,058

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 61

Schedules of Investments

Royce Premier Fund (continued)	Royce Low-Priced Stock Fund

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED (continued)
Federal Home Loan Bank-Discount Notes
due 8/1/08	$34	$34
Freddie Mac-Bonds
3.25%-5.00%
due 2/12/10-12/14/18	63	64
Freddie Mac-Notes
3.30%
due 3/5/10	547	553
U.S. Treasury Bills
due 11/13/08-12/4/08	2,095,563	2,095,563
U.S. Treasury Bonds
1.75%-8.875%
due 11/15/16-2/15/31	681,310	686,859
U.S. Treasury Notes
3.375%-5.75%
due 4/30/09-8/15/16	48,470	49,030
U.S. Treasury Notes-TIPS
1.875%-3.00%
due 7/15/12-7/15/15	44,649	44,984
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)		159,013,723

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $162,024,580)		162,024,580

TOTAL INVESTMENTS – 103.0%
(Cost $3,884,259,281)		5,315,246,119

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.0)%		(156,146,075)

NET ASSETS – 100.0%		$5,159,100,044

	SHARES	VALUE
COMMON STOCKS – 90.4%

Consumer Products – 6.6%
Apparel, Shoes and Accessories - 2.2%
Fossil [b]	1,641,450	$47,716,951
K-Swiss Cl. A	952,000	13,994,400
Timberland Company (The) Cl. A [a,b]	1,730,100	28,287,135

		89,998,486

Health, Beauty and Nutrition - 1.7%
Nu Skin Enterprises Cl. A [c]	3,342,900	49,876,068
NutriSystem [a]	1,226,816	17,347,178

		67,223,246

Home Furnishing and Appliances - 1.1%
Helen of Troy [b]	1,318,796	21,258,992
La-Z-Boy	1,300,900	9,951,885
Natuzzi ADR [b,c]	3,015,400	9,619,126
Select Comfort [b]	1,223,400	2,006,376

		42,836,379

Sports and Recreation - 1.6%
Callaway Golf	2,498,800	29,560,804
Monaco Coach [c]	1,886,450	5,734,808
RC2 Corporation [a,b]	626,362	11,625,279
Winnebago Industries [c]	1,567,200	15,969,768

		62,890,659

Total (Cost $332,195,412)		262,948,770

Consumer Services – 3.1%
Leisure and Entertainment - 0.2%
4Kids Entertainment [b]	287,926	2,133,532
Multimedia Games [b]	1,202,438	5,314,776

		7,448,308

Online Commerce - 0.3%
CryptoLogic [c]	735,975	10,568,601

Retail Stores - 2.6%
AnnTaylor Stores [b]	469,700	11,254,012
Buckle (The)	668,650	30,577,364
Cato Corporation (The) Cl. A	797,350	11,354,264
Charming Shoppes [a,b]	5,392,715	24,752,562
Hibbett Sports [a,b]	260,137	5,488,891
Lewis Group	1,543,747	6,506,213
Pacific Sunwear of California [a,b]	950,000	8,103,500
Tuesday Morning [a,b]	1,291,300	5,307,243

		103,344,049

Total (Cost $140,831,943)		121,360,958

Financial Intermediaries – 6.6%
Banking - 0.0%
Bancorp (The) [b]	245,870	1,873,529

Insurance - 2.7%
Argo Group International Holdings [b]	521,897	17,514,864
Aspen Insurance Holdings	803,000	19,007,010
CNA Surety [b]	524,800	6,633,472
†Greenlight Capital Re Cl. A [a,b]	187,800	4,293,108
Navigators Group [b]	150,200	8,118,310
NYMAGIC [c]	511,400	9,798,424

62 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Validus Holdings	1,903,293	$40,444,976

		105,810,164

Securities Brokers - 2.7%
Ichiyoshi Securities	1,206,600	11,056,381
Knight Capital Group Cl. A [b]	4,061,800	73,031,164
Mito Securities	3,793,000	11,716,382
Thomas Weisel Partners Group [b]	1,134,500	6,205,715
TradeStation Group [a,b]	393,600	3,995,040

		106,004,682

Securities Exchanges - 0.3%
MarketAxess Holdings [a,b]	1,287,500	9,733,500
TMX Group	107,000	4,417,672

		14,151,172

Other Financial Intermediaries - 0.9%
KKR Financial Holdings	3,285,712	34,499,976

Total (Cost $275,159,424)		262,339,523

Financial Services – 0.7%
Investment Management - 0.7%
Brait	2,323,968	5,965,741
CapMan Cl. B	2,776,904	10,930,249
U.S. Global Investors Cl. A	669,400	11,212,450

Total (Cost $37,440,371)		28,108,440

Health – 6.9%
Drugs and Biotech - 3.5%
†Affymetrix [a,b]	192,000	1,975,680
Alpharma Cl. A [a,b]	824,500	18,575,985
Cell Genesys [b]	1,830,600	4,759,560
Cypress Bioscience [a,b]	993,949	7,146,493
Dendreon Corporation [a,b]	270,764	1,204,900
Endo Pharmaceuticals Holdings [b]	2,199,200	53,198,648
Exelixis [a,b]	694,300	3,471,500
Infinity Pharmaceuticals [b]	583,500	4,574,640
Lexicon Pharmaceuticals [b]	5,027,300	8,043,680
Maxygen [b]	840,200	2,848,278
ViroPharma [a,b]	1,888,100	20,882,386
VIVUS [b]	1,822,250	12,172,630

		138,854,380

Health Services - 1.9%
Cross Country Healthcare [a,b,c]	2,228,100	32,106,921
eResearch Technology [b]	1,711,750	29,852,920
Hooper Holmes [b]	1,292,900	1,318,758
LCA-Vision	825,000	3,935,250
MedQuist [b]	750,200	5,889,070
PharmaNet Development Group [a,b]	168,900	2,663,553

		75,766,472

Medical Products and Devices - 1.5%
Bruker Corporation [b]	2,293,557	29,472,207
Caliper Life Sciences [b,c]	2,431,229	6,296,883
CONMED Corporation [a,b]	205,500	5,456,025
Medical Action Industries [a,b]	444,250	4,606,873
Shamir Optical Industry	357,300	2,483,235
	SHARES	VALUE
Health (continued)
Medical Products and Devices (continued)
Thoratec Corporation [a,b]	481,587	$8,374,798
Vital Images [a,b]	173,858	2,162,794

		58,852,815

Total (Cost $279,295,481)		273,473,667

Industrial Products – 8.7%
Automotive - 1.3%
Copart [a,b]	110,143	4,716,323
Gentex Corporation	1,085,200	15,670,288
†Landi Renzo	4,033,700	24,895,384
Spartan Motors	626,642	4,681,016

		49,963,011

Building Systems and Components - 0.2%
AAON	521,250	10,039,275

Industrial Components - 0.4%
Powell Industries [b]	346,409	17,462,478

Machinery - 1.0%
Lincoln Electric Holdings	487,800	38,389,860

Metal Fabrication and Distribution - 5.0%
Castle (A.M.) & Co.	723,600	20,702,196
Olympic Steel	510,800	38,779,936
Schnitzer Steel Industries Cl. A	539,800	61,861,080
†Sims Group ADR	1,971,740	78,672,426

		200,015,638

Miscellaneous Manufacturing - 0.3%
Steelcase Cl. A	1,091,300	10,945,739

Specialty Chemicals and Materials - 0.5%
Schulman (A.)	621,900	14,322,357
Symyx Technologies [a,b]	756,623	5,281,228

		19,603,585

Total (Cost $143,989,148)		346,419,586

Industrial Services – 9.3%
Advertising and Publishing - 0.3%
Journal Communications Cl. A	2,291,400	11,044,548

Commercial Services - 5.7%
CBIZ [b]	1,047,600	8,328,420
Corinthian Colleges [b]	3,161,079	36,700,127
Exponent [b]	369,700	11,612,277
Forrester Research [b]	443,400	13,692,192
Kforce [a,b]	1,749,800	14,855,802
Korn/Ferry International [a,b,c]	2,798,663	44,022,969
LECG Corporation [a,b]	615,000	5,375,100
ManTech International Cl. A [b]	391,200	18,824,544
MAXIMUS	315,500	10,985,710
MPS Group [a,b]	494,700	5,258,661
PeopleSupport [b]	277,520	2,358,920
TrueBlue [b,c]	2,919,100	38,561,311
Universal Technical Institute [b]	1,187,800	14,799,988

		225,376,021

Engineering and Construction - 0.5%
Dycom Industries [a,b]	928,400	13,480,368

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 63

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction (continued)
Palm Harbor Homes [b]	1,075,500	$5,947,515

		19,427,883

Food, Tobacco and Agriculture - 0.1%
Omega Protein [b]	226,400	3,384,680

Industrial Distribution - 0.6%
Houston Wire & Cable [c]	1,291,200	25,694,880

Printing - 0.5%
Ennis	1,254,600	19,634,490

Transportation and Logistics - 1.6%
Heartland Express	1,646,666	24,551,790
Universal Truckload Services [b]	399,800	8,803,596
Werner Enterprises	1,585,000	29,449,300

		62,804,686

Total (Cost $410,450,832)		367,367,188

Natural Resources – 27.6%
Energy Services - 12.2%
Calfrac Well Services	1,229,900	38,753,248
Ensign Energy Services	3,514,100	76,574,779
Global Industries [a,b]	637,050	11,422,306
Grey Wolf [b]	1,393,750	12,585,562
ION Geophysical [a,b]	623,700	10,883,565
Oil States International [a,b]	336,200	21,328,528
Pason Systems	2,261,200	36,588,997
RPC	1,564,975	26,291,580
Tesco Corporation [a,b,c]	2,244,305	71,705,545
TETRA Technologies [b]	285,400	6,766,834
Total Energy Services Trust [c]	1,966,700	16,239,692
Trican Well Service	3,140,200	78,066,167
Unit Corporation [b]	938,400	77,859,048

		485,065,851

Oil and Gas - 0.5%
St. Mary Land & Exploration	328,000	21,201,920

Precious Metals and Mining - 14.9%
Agnico-Eagle Mines	810,000	60,239,700
Alamos Gold [b,c]	5,558,400	33,523,742
†Allied Nevada Gold [a,b]	1,868,950	11,008,115
AMCOL International	168,100	4,784,126
Aquiline Resources [b]	1,991,600	15,117,176
Denison Mines [a,b]	2,846,300	24,990,514
Fronteer Development Group [a,b,c]	5,542,700	27,824,354
Gammon Gold [a,b,c]	6,754,600	73,287,410
Hecla Mining [a,b]	3,363,000	31,141,380
International Coal Group [b]	180,200	2,351,610
Ivanhoe Mines [b]	4,742,400	51,739,584
Northam Platinum	1,714,400	14,801,206
NovaGold Resources [a,b]	1,873,500	13,957,575
Pan American Silver [b]	1,734,906	59,993,049
Randgold Resources ADR	300,000	13,854,000
Red Back Mining [b]	4,898,300	41,311,543
Silver Standard Resources [a,b]	2,029,800	58,153,770
Silvercorp Metals	7,338,200	43,178,582
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Uranium Resources [a,b]	2,051,700	$7,570,773

		588,828,209

Total (Cost $644,021,273)		1,095,095,980

Technology – 18.5%
Aerospace and Defense - 0.9%
HEICO Corporation Cl. A	916,100	24,349,938
Integral Systems [b]	309,646	11,983,300

		36,333,238

Components and Systems - 1.9%
†Brocade Communications Systems [a,b]	600,000	4,944,000
KEMET Corporation [b]	1,078,800	3,495,312
Methode Electronics	1,126,000	11,766,700
MKS Instruments [a,b]	1,544,100	33,815,790
†SMART Modular Technologies (WWH) [a,b]	570,300	2,184,249
Technitrol	1,100,700	18,700,893

		74,906,944

Internet Software and Services - 0.9%
iPass [a,b,c]	3,526,917	7,300,718
RADVision [a,b]	379,100	2,308,719
RealNetworks [b]	3,617,200	23,873,520
United Online	400,000	4,012,000

		37,494,957

IT Services - 2.1%
Perot Systems Cl. A [a,b]	4,811,300	72,217,613
SRA International Cl. A [a,b]	500,000	11,230,000

		83,447,613

Semiconductors and Equipment - 6.3%
Advanced Energy Industries [a,b]	350,000	4,795,000
Brooks Automation [a,b]	2,130,982	17,623,221
CEVA [b,c]	1,281,400	10,212,758
Cirrus Logic [b]	1,628,400	9,053,904
Cognex Corporation	377,738	8,706,861
Electro Scientific Industries [a,b]	125,100	1,772,667
Entegris [a,b]	2,165,300	14,182,715
Exar Corporation [a,b]	1,633,964	12,320,089
Fairchild Semiconductor International [a,b]	3,275,800	38,425,134
GSI Group [a,b]	1,759,200	13,651,392
IPG Photonics [a,b]	368,900	6,939,009
NetList [a,b,c]	1,620,100	2,754,170
OmniVision Technologies [b]	1,313,600	15,881,424
Photronics [a,b]	700,000	4,928,000
Semitool [b]	1,148,333	8,623,981
†Sigma Designs [b,c]	1,345,000	18,682,050
†Silicon Motion Technology ADR [a,b]	545,000	7,875,250
Tessera Technologies [a,b]	169,900	2,781,263
Trident Microsystems [a,b]	1,950,143	7,118,022
TTM Technologies [a,b,c]	2,350,035	31,043,962
Verigy [a,b]	490,000	11,127,900

		248,498,772

Software - 1.6%
†Avid Technology [a,b]	392,900	6,675,371
DivX [a,b,c]	2,187,507	16,056,301

64 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Technology (continued)
Software (continued)
Epicor Software [b]	477,500	$3,299,525
MSC.Software [a,b]	1,941,900	21,322,062
Sonic Solutions [b]	269,700	1,607,412
SPSS [a,b]	110,272	4,010,593
THQ [a,b]	462,500	9,370,250
Ulticom [b]	435,100	3,045,700

		65,387,214

Telecommunications - 4.8%
ADTRAN	1,736,200	41,391,008
†Arris Group [a,b]	1,489,100	12,582,895
Foundry Networks [a,b]	5,181,300	61,242,966
KVH Industries [b,c]	1,150,200	9,581,166
NETGEAR [a,b]	1,342,800	18,611,208
Novatel Wireless [b,c]	1,816,800	20,220,984
Optium Corporation [a,b]	212,492	1,546,942
PC-Tel [c]	1,798,226	17,244,987
Premiere Global Services [b]	129,300	1,885,194
ViaSat [a,b]	238,300	4,816,043

		189,123,393

Total (Cost $807,394,335)		735,192,131

Miscellaneous [e] – 2.4%
Total (Cost $108,451,805)		97,203,964

TOTAL COMMON STOCKS
(Cost $3,179,230,024)		3,589,510,207

REPURCHASE AGREEMENT – 9.7%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $385,102,928 (collateralized
by obligations of various U.S. Government
Agencies, valued at $394,709,500)
(Cost $385,081,000)		385,081,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 5.0%
Federal Home Loan Bank-Bonds
5.25%
due 4/15/16	$358,463	362,310
U.S. Treasury Bills
due 11/13/08-11/20/08	1,218,680	1,218,680
U.S. Treasury Bonds
2.375%-8.75%
due 8/15/19-2/15/36	514,090	518,563
U.S. Treasury Notes-TIPS
0.875%-3.50%
due 4/15/10-7/15/12	19,523	19,747
VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED (continued)
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)	$195,134,436

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $197,253,736)	197,253,736

TOTAL INVESTMENTS – 105.1%
(Cost $3,761,564,760)	4,171,844,943
LIABILITIES LESS CASH
AND OTHER ASSETS – (5.1)%	(202,563,248)

NET ASSETS – 100.0%	$3,969,281,695

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 65

Schedules of Investments

Royce Total Return Fund

	SHARES	VALUE
COMMON STOCKS – 93.9%

Consumer Products – 5.4%
Apparel, Shoes and Accessories - 1.6%
Cherokee	28,400	$572,260
Columbia Sportswear	576,121	21,172,447
Jones Apparel Group	494,593	6,800,654
K-Swiss Cl. A	360,052	5,292,764
Liz Claiborne	49,190	696,038
Polo Ralph Lauren	247,000	15,506,660
Timberland Company (The) Cl. A [b]	17,935	293,237
Weyco Group	100,092	2,655,441
Wolverine World Wide	1,111,565	29,645,439

		82,634,940

Food/Beverage/Tobacco - 1.2%
Flowers Foods	450,000	12,753,000
Hershey Creamery	173	363,300
J & J Snack Foods	315,373	8,644,374
J.M. Smucker Company (The) [a]	320,900	13,041,376
Lancaster Colony	342,563	10,372,807
Mannatech	316,298	1,720,661
Sanderson Farms	21,963	758,163
Tootsie Roll Industries	425,153	10,684,095

		58,337,776

Health, Beauty and Nutrition - 0.6%
Inter Parfums	1,112,983	16,694,745
Nu Skin Enterprises Cl. A	893,600	13,332,512

		30,027,257

Home Furnishing and Appliances - 1.0%
Ethan Allen Interiors	679,006	16,703,548
Furniture Brands International	566,800	7,572,448
Hooker Furniture	23,860	413,255
Kimball International Cl. B	724,600	5,999,688
La-Z-Boy	1,707,300	13,060,845
National Presto Industries	57,637	3,699,143
Stanley Furniture	29,723	321,008

		47,769,935

Household Products/Wares - 0.0%
American Greetings Cl. A	40,000	493,600
Blyth	840	10,105

		503,705

Sports and Recreation - 1.0%
Arctic Cat	169,718	1,332,286
Callaway Golf	986,300	11,667,929
Hasbro	176,320	6,298,151
Thor Industries	1,100,653	23,399,883
Winnebago Industries	937,700	9,555,163

		52,253,412

Total (Cost $337,666,877)		271,527,025

Consumer Services – 5.1%
Leisure and Entertainment - 1.1%
Ambassadors Group	46,152	688,588
Cinemark Holdings	380,000	4,962,800
International Speedway Cl. A	661,547	25,820,179
	SHARES	VALUE
Consumer Services (continued)
Leisure and Entertainment (continued)
Regal Entertainment Group Cl. A	396,300	$6,055,464
Speedway Motorsports	192,600	3,925,188
World Wrestling Entertainment Cl. A	1,005,000	15,547,350

		56,999,569

Media and Broadcasting - 0.0%
Westwood One [b]	144,400	179,056

Online Commerce - 0.1%
Systemax	345,491	6,097,916

Restaurants and Lodgings - 0.4%
Bob Evans Farms	607,900	17,385,940
Brinker International	21,250	401,625
Darden Restaurants	1,445	46,153
DineEquity	122,130	4,562,777

		22,396,495

Retail Stores - 3.5%
American Eagle Outfitters	1,548,069	21,100,181
Books-A-Million	27	207
Buckle (The)	540,777	24,729,732
Cato Corporation (The) Cl. A	1,182,336	16,836,465
Dress Barn (The) [a,b]	1,566,185	20,955,555
Family Dollar Stores	765,869	15,271,428
Finish Line (The) Cl. A [a,b]	126,800	1,103,160
Foot Locker	103,900	1,293,555
Men’s Wearhouse (The)	895,331	14,584,942
Pep Boys-Manny, Moe & Jack (The)	742,500	6,474,600
Ross Stores	280,414	9,960,305
Tiffany & Co.	727,300	29,637,475
Tuesday Morning [a,b]	33,240	136,616
Village Super Market Cl. A	5,977	230,593
Williams-Sonoma	666,400	13,221,376

		175,536,190

Total (Cost $281,428,753)		261,209,226

Financial Intermediaries – 18.8%
Banking - 4.4%
Anchor BanCorp Wisconsin	266,200	1,866,062
Arrow Financial	342,658	6,212,389
Banco Latinoamericano de
Exportaciones Cl. E	201,195	3,257,347
Bancorp Rhode Island [c]	260,600	7,445,342
Bank of Hawaii	191,700	9,163,260
Bank of N.T. Butterfield & Son	486,746	7,203,841
BOK Financial	577,382	30,861,068
Boston Private Financial Holdings	802,000	4,547,340
Canadian Western Bank	783,200	19,009,709
Central Pacific Financial	20,000	213,200
Centrue Financial	173,755	1,893,929
Credicorp	262,000	21,515,440
First Citizens BancShares Cl. A	15,800	2,203,942
First Financial Bancorp	150,000	1,380,000
First National Bank Alaska	3,110	5,753,500
HopFed Bancorp	134,000	1,845,180
Kearny Financial	620,100	6,821,100
NewAlliance Bancshares	435,000	5,428,800

66 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Financial Intermediaries (continued)
Banking (continued)
Park National	143,370	$7,727,643
Peapack-Gladstone Financial	407,491	8,952,577
Provident Financial Services	146,000	2,045,460
Provident New York Bancorp	50,000	553,000
Sterling Bancorp	407,662	4,871,561
Sun Bancorp [a,b]	270,884	2,749,473
Susquehanna Bancshares	543,500	7,440,515
Tompkins Financial	45,958	1,709,638
Trustmark Corporation	410,700	7,248,855
Whitney Holding	917,000	16,781,100
Wilmington Trust	1,052,600	27,830,744

		224,532,015

Insurance - 10.8%
Alleghany Corporation [b]	99,798	33,137,926
American Financial Group	398,461	10,658,832
American National Insurance	145,093	14,222,016
Aspen Insurance Holdings	1,570,346	37,170,090
Assured Guaranty	167,000	3,004,330
Axis Capital Holdings	2,500	74,525
Baldwin & Lyons Cl. B	460,587	8,051,061
Donegal Group Cl. A	656,299	10,415,465
E-L Financial	52,588	27,849,928
EMC Insurance Group	522,229	12,575,274
Endurance Specialty Holdings	344,150	10,596,379
Erie Indemnity Cl. A	469,000	21,644,350
Fidelity National Financial Cl. A	1,354,700	17,069,220
First American	197,400	5,211,360
Harleysville Group	187,875	6,355,811
HCC Insurance Holdings	3,800	80,332
Horace Mann Educators	206,963	2,901,621
Infinity Property & Casualty	295,338	12,262,434
IPC Holdings	272,600	7,237,530
Leucadia National	744,800	34,960,912
Markel Corporation [a,b]	67,900	24,919,300
Max Capital Group	850,000	18,130,500
Montpelier Re Holdings	1,044,300	15,403,425
Odyssey Re Holdings	105,402	3,741,771
Old Republic International	977,000	11,567,680
OneBeacon Insurance Group	773,820	13,596,017
PartnerRe	456,090	31,529,502
Platinum Underwriters Holdings	375,343	12,239,935
Reinsurance Group of America	378,018	16,451,343
RenaissanceRe Holdings	161,100	7,196,337
RLI	186,010	9,201,915
Safety Insurance Group	852	30,374
State Auto Financial	836,196	20,010,170
Transatlantic Holdings	287,850	16,254,889
United Fire & Casualty	614,487	16,548,135
Validus Holdings	542,900	11,536,625
Wesco Financial	30,724	11,736,568
White Mountains Insurance Group	17,460	7,490,340
Zenith National Insurance	701,974	24,681,406

		547,745,628

	SHARES	VALUE
Financial Intermediaries (continued)
Real Estate Investment Trusts - 2.1%
Annaly Capital Management	1,073,900	$16,656,189
Capital Trust Cl. A	506,800	9,735,628
Cousins Properties	223,500	5,162,850
DCT Industrial Trust	836,100	6,922,908
Essex Property Trust	83,000	8,839,500
Hospitality Properties Trust	325,000	7,949,500
Macquarie MEAG Prime REIT	200,000	151,410
MFA Mortgage Investments	986,200	6,430,024
National Retail Properties	650,000	13,585,000
PS Business Parks	168,500	8,694,600
Rayonier	588,200	24,974,972
Suntec Real Estate Investment Trust	400,000	399,838

		109,502,419

Securities Brokers - 0.3%
Raymond James Financial	501,525	13,235,245

Securities Exchanges - 0.8%
London Stock Exchange Group	465,942	7,239,073
TMX Group	768,300	31,720,535

		38,959,608

Other Financial Intermediaries - 0.4%
KKR Financial Holdings	1,932,661	20,292,941

Total (Cost $915,630,549)		954,267,856

Financial Services – 8.7%
Diversified Financial Services - 0.0%
Advanta Corporation Cl. B	154,176	969,767
Centerline Holding Company	200,000	334,000
First Marblehead [a,b]	57,919	148,852

		1,452,619

Information and Processing - 1.0%
Global Payments	61,400	2,861,240
Interactive Data	612,900	15,402,177
SEI Investments	1,501,733	35,320,760

		53,584,177

Insurance Brokers - 1.3%
Brown & Brown	1,537,100	26,730,169
Gallagher (Arthur J.) & Co.	978,200	23,574,620
Hilb Rogal & Hobbs	378,350	16,443,091

		66,747,880

Investment Management - 5.8%
A.F.P. Provida ADR	332,000	8,475,960
AGF Management Cl. B	798,200	17,189,832
AllianceBernstein Holding L.P.	1,691,500	92,491,220
Apollo Investment	1,311,400	18,792,362
CI Financial	1,263,500	27,259,978
Cohen & Steers	385,630	10,014,811
Federated Investors Cl. B	908,500	31,270,570
GAMCO Investors Cl. A	278,300	13,809,246
IGM Financial	363,700	15,073,024
Janus Capital Group	393,200	10,408,004
JZ Equity Partners [d]	50,000	110,548
Onex Corporation	339,000	9,983,495

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 67

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
T. Rowe Price Group	690,500	$38,992,535

		293,871,585

Specialty Finance - 0.6%
Credit Acceptance [a,b]	254,005	6,492,368
GATX Corporation	259,000	11,481,470
Portfolio Recovery Associates [b]	37,580	1,409,250
Student Loan	91,900	9,013,552

		28,396,640

Total (Cost $349,861,646)		444,052,901

Health – 4.5%
Commercial Services - 1.0%
Chemed Corporation	381,396	13,962,908
Owens & Minor	751,300	34,326,897

		48,289,805

Drugs and Biotech - 0.1%
Alpharma Cl. A [a,b]	37,709	849,584
Biovail Corporation	259,231	2,501,579
Medicis Pharmaceutical Cl. A	1,894	39,357
Mylan [a,b]	260,000	3,138,200
Perrigo Company	22,300	708,471

		7,237,191

Health Services - 0.5%
BML	60,000	1,138,579
Computer Programs and Systems	54,250	940,152
Healthcare Services Group	81,458	1,238,976
LCA-Vision [c]	1,126,166	5,371,812
Omnicare	249,276	6,536,017
Universal Health Services Cl. B	141,942	8,973,573

		24,199,109

Medical Products and Devices - 2.7%
Applera Corporation-Applied Biosystems
Group	518,700	17,366,076
Datascope	432,367	20,321,249
Hill-Rom Holdings	470,338	12,689,719
IDEXX Laboratories [a,b]	379,600	18,501,704
Invacare Corporation	713,600	14,585,984
Mentor Corporation	506,376	14,087,380
STERIS Corporation	791,900	22,775,044
Vital Signs	311,296	17,675,387
Young Innovations	15,230	317,089

		138,319,632

Personal Care - 0.2%
Alberto-Culver Company	404,600	10,628,842

Total (Cost $198,852,424)		228,674,579

Industrial Products – 19.0%
Automotive - 0.2%
Gentex Corporation	595,000	8,591,800
Spartan Motors	7,800	58,266
Superior Industries International	76,000	1,282,880

		9,932,946

	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components - 0.9%
Bunka Shutter	85,000	$341,009
Lennox International	24,722	715,949
LSI Industries [c]	1,159,992	9,419,135
McGrath RentCorp	291,300	7,163,067
Preformed Line Products	204,410	8,239,767
Simpson Manufacturing	740,668	17,583,458

		43,462,385

Construction Materials - 0.6%
Ameron International	157,300	18,872,854
Ash Grove Cement	39,610	9,466,790
Louisiana-Pacific Corporation	78,000	662,220

		29,001,864

Industrial Components - 2.4%
AMETEK	280,650	13,252,293
Bel Fuse Cl. A	83,200	2,329,600
Bel Fuse Cl. B	380,356	9,398,597
Chase Corporation [c]	753,974	14,129,472
CLARCOR	685,900	24,075,090
Deswell Industries	719,071	4,069,942
Donaldson Company	389,500	17,387,280
Hubbell Cl. B	200,000	7,974,000
Mueller Water Products Cl. A	3,500	28,245
PerkinElmer	585,500	16,306,175
Watts Water Technologies Cl. A	484,200	12,056,580

		121,007,274

Machinery - 5.2%
Ampco-Pittsburgh	143,354	6,376,386
Briggs & Stratton	385,640	4,889,915
Cascade Corporation	185,001	7,829,242
Franklin Electric	364,300	14,127,554
FreightCar America	20,600	731,300
Gorman-Rupp Company	461,307	18,378,471
Lincoln Electric Holdings	549,300	43,229,910
Lindsay Corporation	194,900	16,560,653
Mueller (Paul) Company [c]	116,700	5,368,200
Nordson Corporation	329,200	23,995,388
Regal-Beloit	118,234	4,995,387
Roper Industries	214,500	14,131,260
Starrett (L.S.) Company (The) Cl. A [c]	534,800	12,642,672
Sun Hydraulics	674,265	21,758,532
Tennant Company	537,600	16,165,632
Toro Company (The)	369,793	12,303,013
Twin Disc	54,596	1,142,694
Woodward Governor	1,135,000	40,474,100

		265,100,309

Metal Fabrication and Distribution - 3.3%
Carpenter Technology	620,490	27,084,389
Castle (A.M.) & Co.	94,628	2,707,307
Commercial Metals	227,668	8,583,084
Encore Wire	52,900	1,120,951
Gerdau Ameristeel	14,951	288,554
Gibraltar Industries	301,684	4,817,893
Insteel Industries	6,020	110,226
Kennametal	74,332	2,419,507

68 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution (continued)
Mueller Industries	353,352	$11,377,934
Olympic Steel	32,374	2,457,834
Reliance Steel & Aluminum	795,293	61,309,137
Schnitzer Steel Industries Cl. A	176,900	20,272,740
Steel Dynamics	342,382	13,376,865
Trinity Industries	407,650	14,141,379

		170,067,800

Miscellaneous Manufacturing - 1.9%
Acuity Brands	19,000	913,520
American Railcar Industries	120,850	2,027,863
Brady Corporation Cl. A	591,000	20,407,230
Carlisle Companies	4,300	124,700
Crane Company	266,500	10,268,245
HNI Corporation	495,053	8,742,636
Matthews International Cl. A	367,300	16,623,998
Raven Industries	156,201	5,120,269
Smith (A.O.) Corporation	333,129	10,936,625
Teleflex	339,400	18,867,246

		94,032,332

Paper and Packaging - 1.2%
Albany International Cl. A	342,500	9,932,500
AptarGroup	443,600	18,609,020
Bemis Company	496,533	11,132,270
Greif Cl. A	187,900	12,031,237
Sonoco Products	374,300	11,584,585

		63,289,612

Pumps, Valves and Bearings - 0.7%
IDEX Corporation	378,600	13,947,624
Kaydon Corporation	460,950	23,697,439

		37,645,063

Specialty Chemicals and Materials - 2.6%
Agrium	5,200	559,208
Albemarle Corporation	366,000	14,607,060
Balchem Corporation	734,400	16,986,672
Cabot Corporation	911,700	22,163,427
CF Industries Holdings	3,154	481,931
Cytec Industries	1,400	76,384
H.B. Fuller Company	260,526	5,846,203
Innospec	332,925	6,265,649
International Flavors & Fragrances	175,000	6,835,500
Lubrizol Corporation (The)	303,900	14,079,687
Methanex Corporation	573,964	16,082,471
NewMarket Corporation	13,588	899,933
Park Electrochemical	129,441	3,146,711
Quaker Chemical	405,000	10,797,300
Snap-on	6,800	353,668
Spartech Corporation	26,846	253,158
Westlake Chemical	741,410	11,017,353

		130,452,315

Total (Cost $623,144,169)		963,991,900

	SHARES	VALUE
Industrial Services – 10.9%
Advertising and Publishing - 0.1%
Journal Communications Cl. A	782,450	$3,771,409
McClatchy Company (The) Cl. A [a]	119,000	806,820

		4,578,229

Commercial Services - 4.3%
ABM Industries	794,500	17,677,625
Barrett Business Services	498,600	5,898,438
Brink’s Company (The)	179,400	11,736,348
Heidrick & Struggles International	858,004	23,715,230
IKON Office Solutions	28,500	321,480
Jackson Hewitt Tax Service	86,445	1,056,358
Kelly Services Cl.A	587,200	11,350,576
Landauer	402,600	22,642,224
Macquarie Infrastructure Company	254,100	6,426,189
Manpower	485,809	28,293,516
Resources Connection [b]	3,800	77,330
Ritchie Bros. Auctioneers	1,627,020	44,141,053
Rollins	555,750	8,236,215
UniFirst Corporation	19,910	889,181
Watson Wyatt Worldwide Cl. A	688,500	36,414,765

		218,876,528

Engineering and Construction - 0.3%
Comfort Systems USA	325,268	4,371,602
Granite Construction	214,240	6,754,987
M.D.C. Holdings	7,480	292,169
Ryland Group (The)	7,876	171,775
Skyline Corporation	223,100	5,242,850

		16,833,383

Food, Tobacco and Agriculture - 0.6%
Corn Products International	80,632	3,959,838
Farmer Bros.	542,300	11,469,645
Seaboard Corporation	9,476	14,697,276

		30,126,759

Industrial Distribution - 1.6%
Applied Industrial Technologies	1,299,883	31,418,172
Doshisha Company	60,000	955,502
Grainger (W.W.)	346,600	28,351,880
Lawson Products	6,469	160,302
Mine Safety Appliances	196,000	7,838,040
MSC Industrial Direct Cl. A	280,900	12,390,499
Watsco	22,375	935,275

		82,049,670

Printing - 0.7%
Bowne & Co.	132,565	1,690,204
Courier Corporation [c]	717,316	14,403,705
CSS Industries	192,987	4,674,145
Ennis	1,053,784	16,491,720

		37,259,774

Transportation and Logistics - 3.3%
Alexander & Baldwin	494,700	22,533,585
Arkansas Best	828,128	30,342,610
C.H. Robinson Worldwide	256,000	14,039,040
Expeditors International of Washington	458,400	19,711,200
Heartland Express	926,950	13,820,824

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 69

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Transportation and Logistics (continued)
Knight Transportation	200,000	$3,660,000
Overseas Shipholding Group	8,000	636,160
Pacer International	518,649	11,156,140
SkyWest	342,506	4,332,701
Teekay Shipping	3,300	149,094
Tidewater	527,229	34,285,702
UTI Worldwide	492,600	9,827,370
Werner Enterprises	55,007	1,022,030

		165,516,456

Total (Cost $446,901,003)		555,240,799

Natural Resources – 13.6%
Energy Services - 5.9%
CARBO Ceramics	333,906	19,483,415
Energy Transfer Equity L.P.	530,600	15,382,094
Ensign Energy Services	1,156,500	25,200,971
Exterran Partners L.P.	439,900	13,667,693
Helmerich & Payne	884,231	63,682,317
Lufkin Industries	100,808	8,395,290
National Fuel Gas	100,528	5,979,405
Nicor	371,700	15,830,703
NuStar GP Holdings	369,200	8,000,564
Patterson-UTI Energy	1,492,266	53,781,267
Precision Drilling Trust	885,850	24,130,554
RPC	780,014	13,104,235
SEACOR Holdings [b]	288,600	25,832,586
Trican Well Service	307,200	7,637,070

		300,108,164

Oil and Gas - 5.4%
Berry Petroleum Cl. A	208,000	12,247,040
Cimarex Energy	640,304	44,609,980
Crosstex Energy	360,200	12,484,532
Delek US Holdings	80,504	741,442
Energen Corporation	241,840	18,870,775
EnergySouth	193,905	9,512,979
Enterprise GP Holdings L.P.	285,900	8,599,872
Frontier Oil	1,080,097	25,825,119
Hiland Holdings GP L.P.	302,600	8,152,044
Holly Corporation	204,074	7,534,412
Hugoton Royalty Trust	210,600	7,792,200
Magellan Midstream Holdings L.P.	738,500	16,616,250
Penn Virginia	648,660	48,921,937
Penn Virginia GP Holdings L.P.	228,000	7,478,400
Plains All American Pipeline L.P.	281,530	12,699,818
Rowan Companies	24,200	1,131,350
St. Mary Land & Exploration	73,900	4,776,896
Stone Energy [a,b]	180,450	11,893,460
Sunoco Logistics Partners L.P.	181,000	8,488,900
W&T Offshore	77,700	4,546,227

		272,923,633

Precious Metals and Mining - 1.5%
Agnico-Eagle Mines	340,500	25,322,985
Alliance Holdings GP L.P.	468,500	13,965,985
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Alliance Resource Partners L.P.	241,000	$13,418,880
Gold Fields ADR	434,700	5,498,955
IAMGOLD Corporation	455,000	2,752,750
Lihir Gold ADR [b]	99,000	3,145,230
Natural Resource Partners L.P.	308,200	12,697,840

		76,802,625

Real Estate - 0.8%
AMREP Corporation [b]	23,992	1,141,779
Deltic Timber	172,000	9,203,720
St. Joe Company (The) [a,b]	276,300	9,482,616
W.P. Carey & Co.	745,508	21,403,535

		41,231,650

Total (Cost $435,071,093)		691,066,072

Technology – 4.1%
Aerospace and Defense - 0.3%
American Science & Engineering	30,300	1,561,359
Cubic Corporation	29,201	650,599
HEICO Corporation	190,400	6,195,616
HEICO Corporation Cl. A	200,159	5,320,226

		13,727,800

Components and Systems - 2.1%
Analogic Corporation	141,400	8,918,098
AVX Corporation	1,186,646	13,420,966
Belden	4,000	135,520
Imation Corporation	284,500	6,520,740
Methode Electronics	1,154,252	12,061,933
MTS Systems	611,189	21,929,461
Nam Tai Electronics	2,159,737	28,249,360
OPTEX Company	30,000	406,555
Palm [b]	38,900	209,671
Sato Corporation	30,000	337,901
Technitrol	978,700	16,628,113

		108,818,318

Internet Software and Services - 0.6%
United Online	3,053,649	30,628,100

IT Services - 0.3%
Black Box	557,195	15,150,132

Semiconductors and Equipment - 0.2%
Cognex Corporation	418,300	9,641,815
Melco Holdings	32,000	628,337
Micrel	62,700	573,705

		10,843,857

Software - 0.1%
Fair Isaac	245,500	5,099,035

Telecommunications - 0.5%
ADTRAN	210,100	5,008,784
Atlantic Tele-Network	524,090	14,417,716
USA Mobility	533,357	4,026,845

		23,453,345

Total (Cost $230,367,722)		207,720,587

70 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Utilities – 2.2%
ALLETE	413,743	$17,377,206
Aqua America	819,766	13,091,663
CH Energy Group	224,300	7,978,351
ITC Holdings	200,000	10,222,000
Otter Tail	183,900	7,140,837
Piedmont Natural Gas	585,800	15,324,528
PNM Resources	638,900	7,641,244
SJW	400,400	10,570,560
SureWest Communications [a]	271,400	2,287,902
UGI Corporation	619,724	17,792,276

Total (Cost $107,146,088)		109,426,567

Miscellaneous[e] – 1.6%
Total (Cost $83,070,583)		80,334,705

TOTAL COMMON STOCKS
(Cost $4,009,140,907)		4,767,512,217

PREFERRED STOCKS – 0.5%
Edge Petroleum 5.75% Ser. A Conv.	142,415	4,450,469
Fleetwood Capital Trust 6.00% Conv.	70,000	1,085,000
†MF Global 9.75% Conv.[b,g]	50,000	4,215,625
Reinsurance Group of America 5.75%
Conv.	94,000	5,076,000
Vornado Realty Trust Ser. F 6.75%	200,000	3,980,000
Vornado Realty Trust Ser. G 6.625%	400,000	7,900,000

TOTAL PREFERRED STOCKS
(Cost $31,929,412)		26,707,094

	PRINCIPAL
	AMOUNT
CORPORATE BONDS – 0.6%
†Charming Shoppes 1.125%
Conv. Senior Note due 5/1/14	$20,000,000	12,125,000
†Encore Capital Group 3.375%
Conv. Senior Note due 9/19/10	1,000,000	786,250
Leucadia National 3.75%
Conv. Senior Note due 4/15/14	3,000,000	6,442,500
Level 3 Communications 6.00%
Conv. Sub. Deb. due 9/15/09 [a]	5,000,000	4,825,000
†MF Global 9.00%
Conv. Senior Note due 6/15/38 [g]	5,000,000	4,865,625
Mueller Industries 6.00%
Sub. Deb. due 11/1/14 [a]	1,088,000	984,640

TOTAL CORPORATE BONDS
(Cost $26,503,927)		30,029,015

	PRINCIPAL
	AMOUNT	VALUE
REPURCHASE AGREEMENT – 5.2%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $262,821,965 (collateralized
by obligations of various U.S. Government
Agencies, valued at $269,380,088)
(Cost $262,807,000)		$262,807,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 0.9%
Fannie Mae-Notes
5.25%-5.38%
due 8/1/12-10/30/14	$101	102
Federal Home Loan Bank-Bonds
5.125%
due 8/8/08	55,225	56,346
Federal Home Loan Bank-Discount Notes
due 8/1/08	6	6
Freddie Mac-Bonds
3.25%-5.00%
due 2/12/10-12/14/18	26	26
Freddie Mac-Notes
3.30%
due 3/5/10	14,504	14,660
U.S. Treasury Bills
due 11/13/08-11/20/08	718,447	718,447
U.S. Treasury Bonds
2.00%-8.75%
due 8/15/19-2/15/31	1,920,136	1,961,130
U.S. Treasury Notes
3.375%-5.75%
due 7/15/09-6/30/12	48,417	49,253
U.S. Treasury Notes-TIPS
2.00%-3.00%
due 7/15/12-7/15/14	115,628	116,512
Money Market Funds
State Street Navigator Securities
Lending Prime Portfolio (7 day yield-
2.6748%)		43,101,418

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $46,017,900)		46,017,900

TOTAL INVESTMENTS – 101.1%
(Cost $4,376,399,146)		5,133,073,226
LIABILITIES LESS CASH
AND OTHER ASSETS – (1.1)%		(53,667,393)

NET ASSETS – 100.0%		$5,079,405,833

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 71

Schedules of Investments

Royce Heritage Fund

	SHARES	VALUE
COMMON STOCKS – 95.2%

Consumer Products – 3.4%
Apparel, Shoes and Accessories - 1.2%
†Columbia Sportswear	14,600	$536,550
Jones Apparel Group	17,400	239,250
†Movado Group	22,000	435,600

		1,211,400

Consumer Electronics - 0.8%
Dolby Laboratories Cl. A [b]	21,400	862,420

Health, Beauty and Nutrition - 0.6%
†NBTY [b]	9,200	294,952
†NutriSystem	26,400	373,296

		668,248

Sports and Recreation - 0.8%
†Thor Industries	39,400	837,644

Total (Cost $3,835,211)		3,579,712

Consumer Services – 9.0%
Leisure and Entertainment - 0.5%
Cinemark Holdings	23,200	302,992
Premier Exhibitions [a,b]	51,200	232,448

		535,440

Online Commerce - 0.2%
†CryptoLogic [a]	15,740	226,026

Restaurants and Lodgings - 0.1%
†Benihana Cl. A [a,b]	18,100	114,754

Retail Stores - 8.2%
Brown Shoe	31,200	422,760
Build-A-Bear Workshop [a,b]	57,700	419,479
Bulgari	58,000	585,806
Charming Shoppes [a,b]	93,800	430,542
Conn’s [a,b]	18,600	298,902
Dress Barn (The) [a,b]	70,800	947,304
DSW Cl. A [a,b]	44,900	528,922
†EZCORP Cl. A [a,b]	14,500	184,875
†Jos. A. Bank Clothiers [a,b]	8,400	224,700
Longs Drug Stores	32,600	1,372,786
Men’s Wearhouse (The)	83,000	1,352,070
New York & Company [b]	22,800	208,164
†Tiffany & Co.	17,700	721,275
†Tractor Supply [a,b]	26,800	778,272
Wet Seal (The) Cl. A [b]	47,100	224,667

		8,700,524

Total (Cost $11,608,712)		9,576,744

Financial Intermediaries – 8.1%
Banking - 2.0%
Bank Sarasin & Cie Cl. B	12,000	539,768
Banque Privee Edmond de Rothschild	26	967,158
†Franklin Bank [a,b]	38,200	23,302
Peapack-Gladstone Financial	24,600	540,462

		2,070,690

Insurance - 0.9%
†E-L Financial	1,200	635,504
	SHARES	VALUE
Financial Intermediaries (continued)
Insurance (continued)
Greenlight Capital Re Cl. A [a,b]	15,000	$342,900

		978,404

Securities Brokers - 5.2%
†Egyptian Financial Group-Hermes Holding
GDR	22,500	405,000
Evercore Partners Cl. A	119,550	1,135,725
FBR Capital Markets [a,b]	78,900	396,867
HQ	23,000	379,995
KBW [a,b]	24,600	506,268
Lazard Cl. A [a]	32,300	1,103,045
†MF Global [a,b]	132,000	832,920
Stifel Financial [b]	21,900	753,141

		5,512,961

Total (Cost $10,373,000)		8,562,055

Financial Services – 17.8%
Information and Processing - 3.0%
FactSet Research Systems	4,000	225,440
†Interactive Data	22,700	570,451
MoneyGram International [b]	216,100	194,922
Morningstar [a,b]	10,000	720,300
SEI Investments	63,300	1,488,816

		3,199,929

Insurance Brokers - 2.0%
Brown & Brown	67,900	1,180,781
Gallagher (Arthur J.) & Co.	28,000	674,800
National Financial Partners	13,400	265,588

		2,121,169

Investment Management - 12.5%
Affiliated Managers Group [a,b]	11,450	1,031,187
AllianceBernstein Holding L.P.	33,900	1,853,652
†Ashmore Group	84,500	364,394
†Azimut Holding	94,000	828,051
CapMan Cl. B	129,000	507,760
Cohen & Steers	40,600	1,054,382
†F&C Asset Management	148,500	435,550
†Invesco	14,400	345,312
†Janus Capital Group	38,100	1,008,507
†RAB Capital	980,000	936,966
†Schroders	50,000	910,275
SHUAA Capital	292,000	601,800
SPARX Group	2,100	725,809
†Trust Company	48,000	391,129
Waddell & Reed Financial Cl. A	37,000	1,295,370
Westwood Holdings Group	24,500	975,100

		13,265,244

Specialty Finance - 0.3%
ASTA Funding	18,400	166,704
Portfolio Recovery Associates [b]	4,000	150,000

		316,704

Total (Cost $20,268,365)		18,903,046

72 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Health – 1.6%
Commercial Services - 0.3%
PDI [b]	43,400	$378,014

Health Services - 0.4%
†Air Methods [a,b]	10,700	267,500
Res-Care [b]	9,400	167,132

		434,632

Medical Products and Devices - 0.9%
Techne Corporation [a,b]	12,100	936,419

Total (Cost $1,760,795)		1,749,065

Industrial Products – 11.9%
Automotive - 1.6%
Copart [b]	9,900	423,918
WABCO Holdings	26,600	1,235,836

		1,659,754

Building Systems and Components - 2.4%
†Apogee Enterprises	27,500	444,400
Armstrong World Industries	8,200	239,604
†Drew Industries [a,b]	85,600	1,365,320
Simpson Manufacturing	21,400	508,036

		2,557,360

Industrial Components - 0.2%
†Gerber Scientific [a,b]	22,800	259,464

Machinery - 5.1%
EnPro Industries [b]	3,600	134,424
Franklin Electric	21,800	845,404
Hurco Companies [a,b]	6,900	213,141
Lincoln Electric Holdings	17,500	1,377,250
Rofin-Sinar Technologies [b]	28,800	869,760
Tennant Company	17,100	514,197
†Wabtec Corporation	12,000	583,440
Woodward Governor	23,600	841,576

		5,379,192

Metal Fabrication and Distribution - 2.6%
Haynes International [a,b]	20,010	1,151,576
†Kennametal	20,100	654,255
Schnitzer Steel Industries Cl. A	7,800	893,880

		2,699,711

Total (Cost $10,462,212)		12,555,481

Industrial Services – 17.0%
Advertising and Publishing - 0.3%
ValueClick [a,b]	18,600	281,790

Commercial Services - 8.4%
Acacia Research-Acacia Technologies [b]	25,000	112,000
Alliance Data Systems [a,b]	9,350	528,743
†Cintas Corporation	17,500	463,925
Corinthian Colleges [a,b]	77,000	893,970
CRA International [b]	25,200	910,980
Forrester Research [b]	16,200	500,256
Hewitt Associates Cl. A [b]	18,500	709,105
Hudson Highland Group [b]	24,828	259,949
Lincoln Educational Services [b]	27,575	320,697
Manpower	15,900	926,016
	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
MAXIMUS	8,600	$299,452
MPS Group [a,b]	33,000	350,790
Ritchie Bros. Auctioneers	24,300	659,259
Sotheby’s	27,900	735,723
Universal Technical Institute [b]	47,300	589,358
Volt Information Sciences [a,b]	18,000	214,380
†Waste Services [a,b]	29,286	206,173
Watson Wyatt Worldwide Cl. A	4,650	245,939

		8,926,715

Engineering and Construction - 3.0%
EMCOR Group [a,b]	4,700	134,091
HLS Systems International [b]	37,630	197,181
Integrated Electrical Services [a,b]	42,300	727,560
KBR	30,800	1,075,228
NVR [a,b]	2,000	1,000,160

		3,134,220

Food, Tobacco and Agriculture - 0.2%
Origin Agritech [a,b]	38,200	228,436

Industrial Distribution - 0.8%
MSC Industrial Direct Cl. A	18,400	811,624

Printing - 1.3%
†Consolidated Graphics [a,b]	5,800	285,766
†CSS Industries	27,300	661,206
†Multi-Color Corporation	23,000	482,770

		1,429,742

Transportation and Logistics - 3.0%
Atlas Air Worldwide Holdings [a,b]	5,008	247,696
Forward Air	21,600	747,360
Landstar System	8,600	474,892
Universal Truckload Services [b]	28,100	618,762
UTI Worldwide [a]	55,300	1,103,235

		3,191,945

Total (Cost $17,578,245)		18,004,472

Natural Resources – 5.1%
Energy Services - 4.1%
CE Franklin [b]	25,100	251,753
†Ensign Energy Services	24,800	540,410
Exterran Holdings [a,b]	15,700	1,122,393
SEACOR Holdings [a,b]	8,000	716,080
†Trican Well Service	30,800	765,696
Trico Marine Services [a,b]	7,300	265,866
Unit Corporation [b]	6,700	555,899
World Fuel Services	6,400	140,416

		4,358,513

Oil and Gas - 0.4%
Holly Corporation	11,500	424,580

Real Estate - 0.6%
†Avatar Holdings [a,b]	11,104	336,340
St. Joe Company (The) [a,b]	8,600	295,152

		631,492

Total (Cost $4,155,512)		5,414,585

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 73

Schedules of Investments

Royce Heritage Fund (continued)

	SHARES	VALUE
Technology – 16.5%
Aerospace and Defense - 1.9%
†BE Aerospace [a,b]	11,100	$258,519
HEICO Corporation	42,000	1,366,680
HEICO Corporation Cl. A	13,300	353,514

		1,978,713

Components and Systems - 1.6%
†Brocade Communications Systems [b]	75,200	619,648
Excel Technology [b]	13,000	290,160
Nam Tai Electronics [a]	11,400	149,112
Spectrum Control [b]	30,200	247,640
Vishay Intertechnology [b]	40,400	358,348

		1,664,908

Distribution - 0.4%
Avnet [b]	15,000	409,200

Internet Software and Services - 0.7%
Jupitermedia Corporation [b]	100,000	140,000
Marchex Cl. B	25,500	314,160
†Website Pros [a,b]	36,500	304,045

		758,205

IT Services - 1.6%
Sapient Corporation [a,b]	99,800	640,716
SRA International Cl. A [b]	45,100	1,012,946

		1,653,662

Semiconductors and Equipment - 2.8%
Advanced Energy Industries [b]	18,200	249,340
Diodes [a,b]	41,550	1,148,442
†Ikanos Communications [a,b]	39,850	134,294
†Mentor Graphics [a,b]	31,200	492,960
OmniVision Technologies [b]	30,400	367,536
Tessera Technologies [b]	8,500	139,145
Trident Microsystems [b]	60,600	221,190
†Varian Semiconductor Equipment
Associates [a,b]	7,800	271,596

		3,024,503

Software - 5.0%
Advent Software [a,b]	1,600	57,728
Aspen Technology [b]	20,700	289,800
†Cadence Design Systems [a,b]	61,800	624,180
DivX [b]	19,600	143,864
Fair Isaac	43,000	893,110
National Instruments	36,000	1,021,320
OpenTV Cl. A [a,b]	174,700	228,857
Pegasystems	110,800	1,491,368
SkillSoftADR [b]	30,000	271,200
THQ [a,b]	12,800	259,328

		5,280,755

Telecommunications - 2.5%
ADC Telecommunications [a,b]	28,800	425,376
ADTRAN	30,400	724,736
Comtech Telecommunications [b]	10,100	494,900
Globecomm Systems [a,b]	32,500	268,450
Novatel Wireless [b]	36,100	401,793
†Sierra Wireless [a,b]	9,300	135,780
	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
†Tekelec [a,b]	14,400	$211,824

		2,662,859

Total (Cost $18,231,957)		17,432,805

Miscellaneous[e] – 4.8%
Total (Cost $5,923,702)		5,085,073

TOTAL COMMON STOCKS
(Cost $104,197,711)		100,863,038

REPURCHASE AGREEMENT – 3.2%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $3,323,189 (collateralized
by obligations of various U.S. Government
Agencies, valued at $3,410,760)
(Cost $3,323,000)		3,323,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 13.5%
Fannie Mae-Discount Notes
due 8/1/08-8/4/08	$1,069	1,069
Fannie Mae-Notes
3.375%-6.00%
due 3/5/10-4/18/36	7,309	7,400
Federal Home Loan Bank-Bonds
5.53%
due 10/10/13	14	14
Federal Home Loan Bank-Discount Notes
due 11/19/08-12/31/08	12,441	12,442
Freddie Mac-Notes
3.05%-5.375%
due 4/28/10-1/9/14	730	735
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)		14,309,045

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $14,330,705)		14,330,705

TOTAL INVESTMENTS – 111.9%
(Cost $121,851,416)		118,516,743
LIABILITIES LESS CASH
AND OTHER ASSETS – (11.9)%		(12,590,038)

NET ASSETS – 100.0%		$105,926,705

74 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Opportunity Fund

	SHARES	VALUE
COMMON STOCKS – 91.7%

Consumer Products – 3.5%
Apparel, Shoes and Accessories - 2.4%
Bernard Chaus [a,b]	971,258	$291,377
Frederick’s of Hollywood Group [a,b]	710,772	1,066,158
Hanesbrands [a,b]	476,900	12,943,066
Hartmarx Corporation [a,b]	893,790	1,939,524
Jones Apparel Group	797,624	10,967,330
Quiksilver [a,b]	1,095,400	10,756,828
Warnaco Group (The) [b]	168,979	7,446,905

		45,411,188

Home Furnishing and Appliances - 0.8%
†Design Within Reach [a,b]	305,120	1,061,818
Furniture Brands International	540,400	7,219,744
La-Z-Boy	830,800	6,355,620

		14,637,182

Sports and Recreation - 0.3%
Steinway Musical Instruments [b]	239,700	6,328,080

Total (Cost $80,556,052)		66,376,450

Consumer Services – 12.1%
Leisure and Entertainment - 1.2%
Carmike Cinemas	414,559	2,433,461
Cinemark Holdings	728,000	9,507,680
Regal Entertainment Group Cl. A	684,700	10,462,216

		22,403,357

Media and Broadcasting - 0.5%
Ballantyne of Omaha [a,b]	445,800	1,983,810
Cox Radio Cl. A [a,b]	603,500	7,121,300

		9,105,110

Online Commerce - 0.6%
Alloy [b]	421,600	3,048,168
Autobytel [a,b]	1,422,329	2,019,707
MIVA [a,b]	1,319,583	1,398,758
1-800-FLOWERS.COM Cl. A [a,b]	604,604	3,899,696

		10,366,329

Restaurants and Lodgings - 1.0%
Jamba [a,b]	1,851,067	3,424,474
Krispy Kreme Doughnuts [a,b]	1,393,100	6,951,569
Landry’s Restaurants	308,500	5,543,745
Rubio’s Restaurants [a,b,c]	615,300	3,082,653

		19,002,441

Retail Stores - 8.8%
bebe Stores	301,900	2,901,259
Brown Shoe	788,100	10,678,755
†Cabela’s [a,b]	380,300	4,187,103
Cash America International	203,600	6,311,600
Children’s Place Retail Stores [b]	291,600	10,526,760
Collective Brands [a,b]	577,900	6,720,977
Conn’s [a,b]	512,212	8,231,247
Cost Plus [b]	803,465	2,008,662
dELiA*s [a,b,c]	1,563,653	3,142,943
Dillard’s Cl. A	624,200	7,221,994
Eddie Bauer Holdings [a,b]	873,132	3,623,498
	SHARES	VALUE
Consumer Services (continued)
Retail Stores (continued)
Finish Line (The) Cl. A [a,b]	108,115	$940,601
Fred’s Cl. A	912,600	10,257,624
Gander Mountain [a,b]	699,268	2,580,299
Genesco [a,b]	434,990	13,428,141
Group 1 Automotive	162,400	3,226,888
†Hot Topic [a,b]	340,200	1,840,482
Lithia Motors Cl. A	596,260	2,933,599
MarineMax [a,b]	614,900	4,408,833
New York & Company [a,b]	676,970	6,180,736
Pacific Sunwear of California [b]	694,100	5,920,673
Pep Boys-Manny, Moe & Jack (The)	864,150	7,535,388
Rent-A-Center [a,b]	569,200	11,708,444
REX Stores [a,b]	531,100	6,134,205
Saks [b]	914,400	10,040,112
Sonic Automotive Cl. A	453,700	5,848,193
Tuesday Morning [a,b]	703,771	2,892,499
West Marine [b]	619,844	2,541,360
Wet Seal (The) Cl. A [a,b]	427,700	2,040,129

		166,013,004

Total (Cost $334,996,683)		226,890,241

Financial Intermediaries – 3.9%
Banking - 2.7%
BancorpSouth	351,100	6,140,739
Cascade Financial	254,122	1,654,334
First BanCorp of Puerto Rico	1,013,500	6,425,590
First Commonwealth Financial	670,600	6,256,698
First Niagara Financial Group	127,848	1,644,125
FirstMerit Corporation	398,100	6,493,011
Franklin Bank [b]	306,211	186,789
Guaranty Bancorp [a,b]	794,301	2,859,484
Old National Bancorp	543,600	7,751,736
Pacific Mercantile Bancorp	104,900	802,485
Sterling Financial	272,273	1,127,210
Superior Bancorp [a,b]	67,000	568,830
Texas Capital Bancshares [b]	305,900	4,894,400
Umpqua Holdings	313,300	3,800,329

		50,605,760

Insurance - 0.4%
Horace Mann Educators	230,700	3,234,414
Meadowbrook Insurance Group	796,900	4,223,570

		7,457,984

Real Estate Investment Trusts - 0.6%
Mack-Cali Realty	202,300	6,912,591
RAIT Financial Trust	689,600	5,116,832

		12,029,423

Securities Brokers - 0.2%
Evercore Partners Cl. A	361,900	3,438,050

Total (Cost $112,147,572)		73,531,217

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 75

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Financial Services – 0.3%
Diversified Financial Services - 0.3%
Advanta Corporation Cl. B	719,297	$4,524,378

Total (Cost $9,783,490)		4,524,378

Health – 5.5%
Commercial Services - 0.3%
†Greatbatch [a,b]	310,402	5,369,955

Drugs and Biotech - 0.7%
Cambrex Corporation [b]	968,600	5,685,682
Par Pharmaceutical Companies [a,b]	508,650	8,255,389

		13,941,071

Health Services - 3.2%
Albany Molecular Research [b]	746,098	9,900,721
Allion Healthcare [a,b]	949,364	5,411,375
AMICAS [a,b]	675,436	1,918,238
Kindred Healthcare [a,b]	300,900	8,653,884
LifePoint Hospitals [a,b]	292,354	8,273,618
Medical Staffing Network Holdings [b]	415,910	1,605,413
PharMerica Corporation [a,b]	699,609	15,804,167
QuadraMed [a,b]	243,171	2,456,027
RehabCare Group [a,b]	409,944	6,571,402

		60,594,845

Medical Products and Devices - 1.3%
†AngioDynamics [a,b]	486,900	6,631,578
Del Global Technologies [a,b]	753,148	1,129,722
Digirad Corporation [b]	938,622	1,980,492
HealthTronics [a,b]	768,544	2,513,139
Home Diagnostics [a,b]	614,343	5,565,948
Wright Medical Group [a,b]	205,180	5,829,164

		23,650,043

Total (Cost $106,176,319)		103,555,914

Industrial Products – 24.2%
Building Systems and Components - 0.7%
NCI Building Systems [a,b]	308,300	11,323,859
PGT [a,b]	528,865	1,819,296

		13,143,155

Construction Materials - 1.1%
Building Materials Holding Corporation [a,b]	897,900	1,589,283
Louisiana-Pacific Corporation	948,100	8,049,369
Trex Company [a,b,c]	928,000	10,885,440

		20,524,092

Industrial Components - 3.6%
CTS Corporation	760,200	7,640,010
Deswell Industries	368,498	2,085,699
Gerber Scientific [a,b]	1,010,600	11,500,628
GrafTech International [b]	413,760	11,101,181
Hawk Corporation Cl. A [b]	251,900	4,685,340
Mueller Water Products Cl. B	490,075	4,185,240
Planar Systems [a,b]	872,271	2,267,905
Timken Company (The)	490,900	16,170,246
Zygo Corporation [a,b]	807,405	7,936,791

		67,573,040

	SHARES	VALUE
Industrial Products (continued)
Machinery - 4.3%
Astec Industries [a,b]	195,332	$6,277,970
Baldor Electric	230,500	8,062,890
Baldwin Technology Cl. A [b]	622,000	1,418,160
EnPro Industries [a,b]	430,400	16,071,136
Flow International [b]	1,190,386	9,285,011
Gehl Company [a,b,c]	644,574	9,533,249
Hardinge	356,641	4,696,962
Hurco Companies [a,b]	180,295	5,569,313
Intermec [a,b]	540,850	11,401,118
Thermadyne Holdings [a,b]	611,621	9,045,875

		81,361,684

Metal Fabrication and Distribution - 3.6%
Carpenter Technology	165,100	7,206,615
Commercial Metals	152,490	5,748,873
Haynes International [a,b]	254,000	14,617,700
Insteel Industries	388,984	7,122,297
NN	641,108	8,937,046
Northwest Pipe [b]	155,666	8,686,163
RTI International Metals [a,b]	157,300	5,603,026
Trinity Industries	281,250	9,756,562

		67,678,282

Miscellaneous Manufacturing - 2.0%
American Technology [a,b]	474,800	878,380
Barnes Group	450,000	10,390,500
Cherokee International [a,b]	777,633	1,376,410
Crane Company	373,700	14,398,661
Flanders Corporation [a,b]	1,114,720	6,744,056
Griffon Corporation [a,b]	537,300	4,706,748

		38,494,755

Paper and Packaging - 1.1%
Albany International Cl. A	466,000	13,514,000
Chesapeake Corporation [a,b]	911,300	2,141,555
Graphic Packaging Holding Company [a,b]	2,031,600	4,103,832

		19,759,387

Pumps, Valves and Bearings - 1.6%
CIRCOR International	278,900	13,663,311
Gardner Denver [b]	276,900	15,727,920

		29,391,231

Specialty Chemicals and Materials - 5.8%
Aceto Corporation	917,152	7,007,041
Calgon Carbon [a,b]	445,515	6,887,662
Chemtura Corporation	864,500	5,048,680
Cytec Industries	228,100	12,445,136
Ferro Corporation	815,600	15,300,656
Lydall [b]	704,500	8,841,475
Material Sciences [b]	665,400	5,389,740
Park Electrochemical	541,600	13,166,296
Penford Corporation	266,412	3,964,211
PolyOne Corporation [a,b]	1,384,950	9,653,101
Quaker Chemical	269,800	7,192,868
Solutia [b]	505,300	6,477,946
Spartech Corporation	780,500	7,360,115

		108,734,927

76 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Industrial Products (continued)
Textiles - 0.4%
Dixie Group [b]	548,144	$3,606,787
Unifi [a,b]	1,517,600	3,824,352

		7,431,139

Total (Cost $422,053,537)		454,091,692

Industrial Services – 5.7%
Advertising and Publishing - 1.5%
Harris Interactive [a,b]	884,780	1,778,408
Journal Register [b]	840,976	151,376
McClatchy Company (The) Cl. A [a]	706,200	4,788,036
MDC Partners Cl. A [a,b]	498,301	3,577,801
Media General Cl. A	416,400	4,975,980
Scholastic Corporation [a,b]	445,600	12,770,896

		28,042,497

Commercial Services - 1.8%
Access Integrated Technologies Cl. A [b]	909,600	1,919,256
Anacomp Cl. A [b]	105,000	47,250
Furmanite Corporation [a,b]	821,893	6,558,706
Lincoln Educational Services [b]	409,800	4,765,974
Rentrak Corporation [a,b]	303,300	4,270,464
TRC Companies [a,b,c]	1,552,432	6,240,777
Volt Information Sciences [a,b]	808,879	9,633,749

		33,436,176

Engineering and Construction - 1.4%
Champion Enterprises [a,b]	438,600	2,565,810
Comstock Homebuilding Cl. A [a,b,c]	1,108,911	399,208
Fleetwood Enterprises [b]	302,500	792,550
Hovnanian Enterprises Cl. A [a,b]	634,732	3,478,331
iShares Dow Jones US Home Construction
Index Fund	208,200	2,973,096
M.D.C. Holdings	274,800	10,733,688
Modtech Holdings [a,b,c]	1,828,948	191,491
†Toll Brothers [a,b]	280,700	5,257,511

		26,391,685

Food, Tobacco and Agriculture - 0.3%
Andersons (The)	132,265	5,384,508

Printing - 0.5%
Bowne & Co.	698,200	8,902,050

Transportation and Logistics - 0.2%
AirTran Holdings [a,b]	159,600	325,584
YRC Worldwide [a,b]	309,027	4,595,231

		4,920,815

Total (Cost $181,381,813)		107,077,731

Natural Resources – 3.6%
Energy Services - 2.9%
†Allis-Chalmers Energy [a,b]	384,100	6,836,980
Matrix Service [b]	535,700	12,353,242
Newpark Resources [a,b]	1,773,300	13,938,138
Pioneer Drilling [b]	602,400	11,331,144
StealthGas	652,034	9,200,200

		53,659,704

	SHARES	VALUE
Natural Resources (continued)
Oil and Gas - 0.6%
Pengrowth Energy Trust	325,700	$6,549,827
Swift Energy Company [a,b]	63,300	4,181,598

		10,731,425

Precious Metals and Mining - 0.1%
Century Aluminum [b]	30,800	2,047,892
Liberty Mines [b]	775,000	516,819

		2,564,711

Total (Cost $47,736,377)		66,955,840

Technology – 30.9%
Aerospace and Defense - 3.2%
Applied Signal Technology	529,960	7,239,253
BE Aerospace [a,b]	361,462	8,418,450
CPI Aerostructures [b,c]	305,100	2,370,627
Ducommun [b]	282,200	6,479,312
GenCorp [b]	1,192,942	8,541,465
Hexcel Corporation [a,b]	726,800	14,027,240
Kaman Corporation	592,800	13,492,128

		60,568,475

Components and Systems - 5.7%
Analogic Corporation	164,300	10,362,401
Benchmark Electronics [b]	707,550	11,561,367
Cray [a,b]	1,632,444	7,574,540
Data I/O Corporation [b]	322,000	1,851,500
Dot Hill Systems [a,b]	1,854,688	4,692,361
Evans & Sutherland Computer [b,c]	806,730	814,797
Hypercom Corporation [a,b]	1,193,850	5,252,940
InFocus Corporation [b]	1,352,805	2,029,207
Interlink Electronics [a,b,c]	760,775	426,034
Interphase Corporation [a,b,c]	392,400	1,326,312
Keithley Instruments	442,100	4,199,950
KEMET Corporation [a,b]	1,240,200	4,018,248
Maxwell Technologies [b]	805,900	8,558,658
Mercury Computer Systems [a,b]	782,111	5,889,296
Merix Corporation [b,c]	1,317,200	3,029,560
Newport Corporation [a,b]	711,187	8,100,420
OSI Systems [a,b]	484,795	10,384,309
†Perceptron [a,b]	284,200	2,486,750
SCM Microsystems [a,b,c]	894,420	2,683,260
SigmaTron International [a,b,c]	309,800	1,809,232
Vishay Intertechnology [a,b]	1,031,600	9,150,292

		106,201,434

Distribution - 0.1%
Bell Industries [b]	402,750	56,385
Bell Microproducts [a,b]	930,600	2,326,500

		2,382,885

Internet Software and Services - 2.7%
EarthLink [a,b]	1,297,000	11,219,050
InfoSpace	1,017,419	8,475,100
Interwoven [b]	794,840	9,546,028
Jupitermedia Corporation [b]	503,516	704,922
Lionbridge Technologies [b]	962,310	2,482,760
RealNetworks [a,b]	1,465,715	9,673,719

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 77

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE
Technology (continued)
Internet Software and Services (continued)
S1 Corporation [a,b]	336,306	$2,545,837
SupportSoft [a,b]	1,623,600	5,276,700

		49,924,116

IT Services - 0.1%
CIBER [b]	341,723	2,122,100

Semiconductors and Equipment - 9.9%
Actel Corporation [a,b]	722,397	12,172,389
Advanced Energy Industries [a,b]	672,656	9,215,387
ANADIGICS [b]	653,600	6,437,960
AXT [a,b]	933,952	3,913,259
Brooks Automation [a,b]	748,100	6,186,787
BTU International [a,b]	363,730	4,324,750
California Micro Devices [b]	756,213	2,351,822
Cascade Microtech [a,b]	256,672	1,688,902
Cohu	467,700	6,865,836
Cypress Semiconductor [a,b]	299,700	7,417,575
Electroglas [a,b,c]	1,427,927	2,713,061
Fairchild Semiconductor International [b]	834,600	9,789,858
FEI Company [a,b]	458,100	10,435,518
GSI Group [a,b]	1,196,476	9,284,654
Ikanos Communications [a,b]	1,191,021	4,013,741
Kulicke & Soffa Industries [a,b]	1,055,500	7,694,595
LeCroy Corporation [a,b,c]	766,636	6,838,393
Mentor Graphics [a,b]	448,300	7,083,140
Nanometrics [a,b,c]	1,177,305	6,851,915
†Novellus Systems [a,b]	408,500	8,656,115
Pericom Semiconductor [a,b]	670,669	9,952,728
PLX Technology [a,b]	812,238	6,197,376
Sanmina-SCI Corporation [a,b]	1,501,200	1,921,536
Silicon Storage Technology [a,b]	1,229,850	3,406,685
TriQuint Semiconductor [a,b]	1,310,300	7,940,418
TTM Technologies [b]	412,300	5,446,483
Ultra Clean Holdings [a,b]	274,100	2,181,836
Veeco Instruments [a,b]	684,300	11,003,544
White Electronic Designs [b]	1,042,090	4,783,193

		186,769,456

Software - 3.1%
Aspen Technology [a,b]	403,412	5,647,768
Avid Technology [b]	272,412	4,628,280
Borland Software [b]	875,250	1,190,340
Bottomline Technologies [a,b,c]	1,351,123	13,146,427
Concurrent Computer [a,b]	2,057,873	1,399,354
Epicor Software [a,b]	857,306	5,923,984
JDA Software Group [b]	157,065	2,842,876
Majesco Entertainment [b]	1,399,886	1,245,899
MSC.Software [a,b]	722,000	7,927,560
QAD	881,195	5,965,690
Sum Total Systems [a,b]	1,190,269	5,570,459
†TeleCommunication Systems Cl. A [a,b]	420,500	1,946,915

		57,435,552

Telecommunications - 6.1%
ADC Telecommunications [a,b]	822,100	12,142,417
Centillium Communications [b]	865,723	562,720
ClearOne Communications [a,b,c]	719,544	2,835,003
	SHARES	VALUE
Technology (continued)
Telecommunications (continued)
EMS Technologies [b]	104,664	$2,285,862
General Communication Cl. A [a,b]	839,945	5,770,422
Globecomm Systems [a,b]	689,200	5,692,792
Harmonic [a,b]	837,200	7,961,772
Harris Stratex Networks Cl. A [a,b]	1,041,941	9,888,020
†Loral Space & Communications [a,b]	306,658	5,403,314
MasTec [a,b]	633,900	6,757,374
Network Equipment Technologies [a,b]	1,354,300	4,807,765
Oplink Communications [a,b]	595,751	5,719,210
Optical Cable [b]	294,965	2,020,510
Powerwave Technologies [a,b]	1,526,100	6,485,925
Symmetricom [a,b]	1,398,000	5,368,320
Tekelec [a,b]	1,013,350	14,906,379
Tollgrade Communications [a,b,c]	819,665	3,680,296
UTStarcom [b]	1,703,102	9,315,968
Westell Technologies Cl. A [a,b]	2,023,821	2,732,158

		114,336,227

Total (Cost $668,852,708)		579,740,245

Miscellaneous[e] – 2.0%
Total (Cost $47,442,049)		36,797,906

TOTAL COMMON STOCKS
(Cost $2,011,126,600)		1,719,541,614

REPURCHASE AGREEMENT – 8.1%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $153,006,712 (collateralized
by obligations of various U.S. Government
Agencies, valued at $156,827,800)
(Cost $152,998,000)		152,998,000

	PRINCIPAL
	AMOUNT
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 11.3%
Fannie Mae-Discount Notes
due 7/9/08-12/31/08	$141,963	141,962
Fannie Mae-Notes
3.375%-6.00%
due 3/5/10-4/18/36	101,676	103,727
Federal Home Loan Bank-Bonds
5.53%
due 10/10/13	4,689	4,747
Federal Home Loan Bank-Discount Notes
due 11/19/08-12/31/08	45,148	45,148
Freddie Mac-Notes
3.05%
due 4/28/10	3,815	3,836

78 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Special Equity Fund

VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED (continued)
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)	$211,114,919

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $211,414,339)	211,414,339

TOTAL INVESTMENTS – 111.1%
(Cost $2,375,538,939)	2,083,953,953

LIABILITIES LESS CASH
AND OTHER ASSETS – (11.1)%	(208,578,374)

NET ASSETS – 100.0%	$1,875,375,579

	SHARES	VALUE
COMMON STOCKS – 90.2%

Consumer Products – 13.6%
Apparel, Shoes and Accessories - 1.5%
K-Swiss Cl. A	356,000	$5,233,200
Movado Group	114,600	2,269,080

		7,502,280

Food/Beverage/Tobacco - 3.1%
Lancaster Colony	450,300	13,635,084
National Beverage [b]	219,517	1,595,889

		15,230,973

Home Furnishing and Appliances - 8.5%
Ethan Allen Interiors	277,400	6,824,040
Koss Corporation [c]	201,000	3,139,620
National Presto Industries [c]	475,000	30,485,500
†Universal Electronics [a,b]	84,200	1,759,780

		42,208,940

Sports and Recreation - 0.5%
Escalade	490,800	2,655,228

Total (Cost $63,161,322)		67,597,421

Consumer Services – 10.0%
Leisure and Entertainment - 0.6%
Bowl America Cl. A	228,200	3,183,390

Restaurants and Lodgings - 2.7%
CEC Entertainment [b]	205,650	5,760,257
Frisch’s Restaurants [c]	277,000	6,379,310
Jack in the Box [b]	50,000	1,120,500

		13,260,067

Retail Stores - 6.7%
AnnTaylor Stores [a,b]	209,000	5,007,640
Arden Group Cl. A	114,300	14,486,382
†Barnes & Noble	114,100	2,834,244
Brown Shoe	630,342	8,541,134
Dollar Tree [b]	77,500	2,533,475

		33,402,875

Total (Cost $45,212,678)		49,846,332

Financial Services – 4.1%
Insurance Brokers - 4.1%
Hilb Rogal & Hobbs	464,000	20,165,440

Total (Cost $14,691,274)		20,165,440

Health – 5.5%
Health Services - 0.2%
Psychemedics Corporation	71,600	1,174,240

Medical Products and Devices - 5.3%
Atrion Corporation	74,000	7,090,680
Bio-Rad Laboratories Cl. A [a,b]	237,100	19,179,019

		26,269,699

Total (Cost $18,311,892)		27,443,939

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 79

Schedules of Investments

Royce Special Equity Fund (continued)

	SHARES	VALUE
Industrial Products – 32.8%
Automotive - 1.3%
Dorman Products [a,b]	791,700	$6,381,102

Industrial Components - 1.1%
Hubbell Cl. B	140,500	5,601,735

Machinery - 14.3%
Ampco-Pittsburgh	207,400	9,225,152
Cascade Corporation	197,300	8,349,736
Hurco Companies [b]	126,500	3,907,585
K-Tron International [a,b]	65,211	8,451,346
Nordson Corporation	119,400	8,703,066
Regal-Beloit	243,900	10,304,775
Rofin-Sinar Technologies [b]	485,350	14,657,570
Wabtec Corporation	158,200	7,691,684

		71,290,914

Metal Fabrication and Distribution - 6.3%
Carpenter Technology	249,300	10,881,945
Central Steel & Wire	903	595,980
Insteel Industries	755,000	13,824,050
Kennametal	180,200	5,865,510

		31,167,485

Miscellaneous Manufacturing - 4.0%
Carlisle Companies	285,000	8,265,000
HNI Corporation	123,000	2,172,180
Met-Pro Corporation	38,216	510,183
Standex International	426,500	8,845,610

		19,792,973

Specialty Chemicals and Materials - 5.8%
H.B. Fuller Company	30,250	678,810
Hawkins [c]	547,500	8,190,600
Lubrizol Corporation (The)	125,100	5,795,883
Park Electrochemical	451,200	10,968,672
Schulman (A.)	135,700	3,125,171

		28,759,136

Total (Cost $132,599,514)		162,993,345

Industrial Services – 11.5%
Advertising and Publishing - 0.8%
†Meredith Corporation	135,500	3,833,295

Commercial Services - 2.1%
MPS Group [a,b]	354,700	3,770,461
Watson Wyatt Worldwide Cl. A	120,495	6,372,980

		10,143,441

Industrial Distribution - 5.2%
Applied Industrial Technologies	242,400	5,858,808
Lawson Products [c]	450,000	11,151,000
Watsco	209,200	8,744,560

		25,754,368

Printing - 2.1%
CSS Industries	435,000	10,535,700

Transportation and Logistics - 1.3%
Arkansas Best	178,800	6,551,232

Total (Cost $55,541,324)		56,818,036

	SHARES	VALUE
Natural Resources – 5.4%
Energy Services - 5.4%
NATCO Group Cl.A [a,b]	66,700	$3,637,151
RPC	388,100	6,520,080
Superior Well Services [a,b]	251,200	7,965,552
Trico Marine Services [a,b]	241,200	8,784,504

Total (Cost $22,739,560)		26,907,287

Technology – 5.7%
Components and Systems - 4.9%
AVX Corporation	444,500	5,027,295
Imation Corporation	5,000	114,600
MKS Instruments [a,b]	345,000	7,555,500
Rimage Corporation [a,b]	209,400	2,594,466
Thomas & Betts [b]	237,800	9,000,730

		24,292,591

Semiconductors and Equipment - 0.8%
Advanced Energy Industries [b]	243,200	3,331,840
CyberOptics Corporation [b]	90,497	887,775

		4,219,615

Total (Cost $35,084,903)		28,512,206

Miscellaneous [e] – 1.6%
Total (Cost $7,455,095)		7,694,325

TOTAL COMMON STOCKS
(Cost $394,797,562)		447,978,331

REPURCHASE AGREEMENT – 9.9%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $48,932,786 (collateralized
by obligations of various U.S. Government
Agencies, valued at $50,155,125)
(Cost $48,930,000)		48,930,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 3.2%
Money Market Funds
Short Term Investment Trust -AIM Liquid
Assets Institutional (7 day yield-2.5832%)
(Cost $15,770,736)		15,770,736

TOTAL INVESTMENTS – 103.3%
(Cost $459,498,298)		512,679,067
LIABILITIES LESS CASH
AND OTHER ASSETS – (3.3)%		(16,197,304)

NET ASSETS – 100.0%		$496,481,763

80 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Value Fund

	SHARES	VALUE
COMMON STOCKS – 90.6%

Consumer Products – 5.6%
Apparel, Shoes and Accessories - 1.5%
Fossil [b]	629,104	$18,288,053

Food/Beverage/Tobacco - 1.2%
Sanderson Farms	417,351	14,406,957

Health, Beauty and Nutrition - 1.6%
†NBTY [a,b]	371,300	11,903,878
Nu Skin Enterprises Cl. A	532,200	7,940,424

		19,844,302

Sports and Recreation - 1.3%
Thor Industries	715,800	15,217,908

Total (Cost $82,892,269)		67,757,220

Consumer Services – 5.2%
Leisure and Entertainment - 1.0%
International Speedway Cl. A	293,400	11,451,402

Retail Stores - 4.2%
American Eagle Outfitters	1,129,700	15,397,811
AnnTaylor Stores [b]	100,100	2,398,396
Buckle (The)	232,100	10,613,933
Dress Barn (The) [a,b]	893,300	11,952,354
†Men’s Wearhouse (The)	660,299	10,756,270

		51,118,764

Total (Cost $73,528,913)		62,570,166

Financial Intermediaries – 5.6%
Insurance - 3.3%
Aspen Insurance Holdings	520,100	12,310,767
Max Capital Group	681,597	14,538,464
PartnerRe	192,300	13,293,699

		40,142,930

Securities Brokers - 2.3%
Knight Capital Group Cl. A [a,b]	1,523,000	27,383,540

Total (Cost $71,310,488)		67,526,470

Health – 1.9%
Drugs and Biotech - 1.5%
Endo Pharmaceuticals Holdings [b]	749,100	18,120,729

Medical Products and Devices - 0.4%
Vital Signs	92,792	5,268,730

Total (Cost $23,767,455)		23,389,459

Industrial Products – 16.9%
Building Systems and Components - 1.5%
Drew Industries [a,b]	423,033	6,747,376
Simpson Manufacturing [a]	493,700	11,720,438

		18,467,814

Machinery - 2.9%
Lincoln Electric Holdings	367,300	28,906,510
Woodward Governor	165,734	5,910,074

		34,816,584

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution - 9.0%
Carpenter Technology	382,467	$16,694,685
Haynes International [a,b]	78,314	4,506,971
Reliance Steel & Aluminum	465,200	35,862,268
Schnitzer Steel Industries Cl. A	199,500	22,862,700
†Sims Group ADR	732,938	29,244,226

		109,170,850

Miscellaneous Manufacturing - 0.2%
Rational	13,190	2,660,254

Pumps, Valves and Bearings - 3.3%
Gardner Denver [b]	566,000	32,148,800
Pfeiffer Vacuum Technology	80,600	8,360,222

		40,509,022

Total (Cost $147,214,382)		205,624,524

Industrial Services – 9.3%
Commercial Services - 6.3%
CRA International [a,b]	345,899	12,504,249
Heidrick & Struggles International	637,266	17,614,032
Korn/Ferry International [a,b]	1,275,000	20,055,750
Resources Connection [b]	651,969	13,267,569
TrueBlue [b]	947,537	12,516,964

		75,958,564

Industrial Distribution - 1.8%
Applied Industrial Technologies	645,800	15,608,986
MSC Industrial Direct Cl. A	148,000	6,528,280

		22,137,266

Transportation and Logistics - 1.2%
Arkansas Best	221,600	8,119,424
Heartland Express	421,000	6,277,110

		14,396,534

Total (Cost $134,640,109)		112,492,364

Natural Resources – 28.1%
Energy Services - 15.3%
Ensign Energy Services	929,800	20,261,014
Helmerich & Payne	198,900	14,324,778
Oil States International [b]	658,700	41,787,928
Patterson-UTI Energy	571,500	20,596,860
RPC	431,000	7,240,800
Superior Well Services [b]	430,185	13,641,166
Tesco Corporation [b]	210,400	6,722,280
Trican Well Service	805,700	20,029,906
Unit Corporation [b]	490,875	40,727,899

		185,332,631

Oil and Gas - 2.0%
Cimarex Energy	270,200	18,824,834
Frontier Oil	243,400	5,819,694

		24,644,528

Precious Metals and Mining - 10.8%
Agnico-Eagle Mines	281,000	20,897,970
Fronteer Development Group [b]	1,327,300	6,663,046
Gammon Gold [b]	1,877,400	20,369,790

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 81

Schedules of Investments

Royce Value Fund (continued)

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Ivanhoe Mines [b]	1,386,600	$15,127,806
†Lundin Mining [a,b]	500,000	3,035,000
Pan American Silver [b]	790,030	27,319,237
Red Back Mining [b]	1,552,200	13,091,027
Silver Standard Resources [a,b]	869,701	24,916,934

		131,420,810

Total (Cost $241,408,649)		341,397,969

Technology – 14.3%
Aerospace and Defense - 1.2%
†Ceradyne [a,b]	430,000	14,749,000

Components and Systems - 1.8%
MKS Instruments [b]	787,600	17,248,440
†Synaptics [a,b]	124,615	4,701,724

		21,950,164

Semiconductors and Equipment - 6.9%
Advanced Energy Industries [b]	932,067	12,769,318
Cabot Microelectronics [a,b]	178,600	5,920,590
Entegris [a,b]	890,090	5,830,089
Fairchild Semiconductor International [b]	506,700	5,943,591
†Lam Research [a,b]	554,900	20,059,635
Novellus Systems [a,b]	502,631	10,650,751
†Varian Semiconductor Equipment Associates [a,b]	338,300	11,779,606
Verigy [b]	476,200	10,814,502

		83,768,082

Telecommunications - 4.4%
Comtech Telecommunications [a,b]	401,500	19,673,500
Foundry Networks [b]	1,542,700	18,234,714
NETGEAR [b]	1,110,700	15,394,302

		53,302,516

Total (Cost $188,448,210)		173,769,762

Miscellaneous[e] – 3.7%
Total (Cost $50,646,152)		44,906,163

TOTAL COMMON STOCKS
(Cost $1,013,856,627)		1,099,434,097

REPURCHASE AGREEMENT – 9.3%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $112,246,391 (collateralized
by obligations of various U.S. Government
Agencies, valued at $115,048,688)
(Cost $112,240,000)		112,240,000

	PRINCIPAL
	AMOUNT	VALUE
COLLATERAL RECEIVED FOR SECURITIES
LOANED – 7.2%
Fannie Mae-Discount Notes
due 7/9/08	$55	$55
Federal Home Loan Bank-Discount Notes
due 11/19/08-12/31/08	7,116	7,116
Freddie Mac-Notes
3.05%
due 4/28/10	95	95
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)		86,969,075

TOTAL COLLATERAL RECEIVED FOR
SECURITIES LOANED
(Cost $86,976,341)		86,976,341

TOTAL INVESTMENTS – 107.1%
(Cost $1,213,072,968)		1,298,650,438

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.1)%		(85,537,076)

NET ASSETS – 100.0%		$1,213,113,362

82 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Value Plus Fund

	SHARES	VALUE
COMMON STOCKS – 91.5%

Consumer Products – 5.1%
Apparel, Shoes and Accessories - 1.3%
Gildan Activewear [a,b]	1,514,400	$39,192,672

Consumer Electronics - 0.8%
Dolby Laboratories Cl. A [b]	98,362	3,963,988
Harman International Industries	499,420	20,670,994

		24,634,982

Food/Beverage/Tobacco - 0.8%
Sanderson Farms	665,549	22,974,752

Health, Beauty and Nutrition - 1.7%
Inter Parfums	1,255,304	18,829,560
Nu Skin Enterprises Cl. A	283,300	4,226,836
NutriSystem [a,c]	1,808,874	25,577,478

		48,633,874

Home Furnishing and Appliances - 0.1%
Select Comfort [b]	1,104,300	1,811,052

Sports and Recreation - 0.4%
Thor Industries	480,800	10,221,808

Total (Cost $214,812,222)		147,469,140

Consumer Services – 3.6%
Leisure and Entertainment - 0.8%
DreamWorks Animation SKG Cl. A [b]	786,200	23,436,622

Online Commerce - 0.2%
Liquidity Services [b]	419,000	4,831,070

Restaurants and Lodgings - 0.4%
Cosi [b,c]	3,997,600	10,033,976

Retail Stores - 2.2%
A.C. Moore Arts & Crafts [a,b,c]	1,883,100	13,275,855
Casual Male Retail Group [b,c]	4,081,600	12,448,880
Christopher & Banks [c]	2,531,900	17,216,920
Men’s Wearhouse (The)	300,000	4,887,000
†Tractor Supply [a,b]	593,500	17,235,240

		65,063,895

Total (Cost $189,299,998)		103,365,563

Financial Intermediaries – 4.6%
Banking - 0.7%
Bancorp (The) [b]	696,300	5,305,806
Enterprise Financial Services	624,800	11,777,480
Umpqua Holdings	400,000	4,852,000

		21,935,286

Securities Brokers - 2.6%
Knight Capital Group Cl. A [a,b]	2,931,800	52,713,764
TradeStation Group [a,b,c]	2,190,000	22,228,500

		74,942,264

Securities Exchanges - 1.3%
MarketAxess Holdings [a,b]	805,000	6,085,800
TMX Group	760,700	31,406,757

		37,492,557

Total (Cost $150,313,691)		134,370,107

	SHARES	VALUE
Financial Services – 2.9%
Information and Processing - 1.1%
SEI Investments	1,329,400	$31,267,488

Insurance Brokers - 0.7%
Brown & Brown	1,285,100	22,347,889

Investment Management - 0.3%
U.S. Global Investors Cl. A	500,000	8,375,000

Special Purpose Acquisition Corporation - 0.8%
†Heckmann Corporation [a,b]	2,000,000	17,920,000
†Heckmann Corporation (Warrants) [a,b]	2,000,000	5,100,000

		23,020,000

Total (Cost $94,599,266)		85,010,377

Health – 8.0%
Drugs and Biotech - 3.8%
†Affymetrix [a,b]	1,125,000	11,576,250
Alpharma Cl. A [a,b]	1,448,900	32,643,717
Arena Pharmaceuticals [a,b]	1,912,000	9,923,280
Cypress Bioscience [b,c]	2,384,200	17,142,398
Dyax Corporation [a,b,c]	4,063,060	12,595,486
Exelixis [a,b]	1,118,100	5,590,500
Theratechnologies [b]	2,369,600	10,921,957
†Watson Pharmaceuticals [a,b]	350,000	9,509,500

		109,903,088

Health Services - 1.4%
eResearch Technology [b]	1,106,950	19,305,208
PharmaNet Development Group [a,b,c]	1,327,200	20,929,944

		40,235,152

Medical Products and Devices - 2.8%
Anika Therapeutics [b,c]	1,042,395	8,954,173
Caliper Life Sciences [a,b]	2,141,700	5,547,003
Cerus Corporation [a,b,c]	2,884,500	11,797,605
HealthTronics [a,b,c]	3,258,000	10,653,660
Patterson Companies [a,b]	796,300	23,403,257
Shamir Optical Industry [c]	899,900	6,254,305
Vital Images [b,c]	1,271,242	15,814,251

		82,424,254

Total (Cost $311,162,500)		232,562,494

Industrial Products – 13.1%
Automotive - 0.7%
Spartan Motors [c]	2,753,578	20,569,228

Building Systems and Components - 0.4%
Drew Industries [a,b]	811,000	12,935,450

Industrial Components - 2.5%
CLARCOR	706,200	24,787,620
FARO Technologies [a,b,c]	857,100	21,573,207
†Littelfuse [a,b]	779,000	24,577,450

		70,938,277

Machinery - 1.9%
Lincoln Electric Holdings	133,900	10,537,930
Tennant Company [c]	948,100	28,509,367
Woodward Governor	449,500	16,029,170

		55,076,467

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 83

Schedules of Investments

Royce Value Plus Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Metal Fabrication and Distribution - 5.4%
Kennametal	979,200	$31,872,960
Reliance Steel & Aluminum	683,700	52,706,433
Schnitzer Steel Industries Cl. A	253,430	29,043,078
Sims Group	504,387	20,158,382
†Sims Group ADR	600,325	23,952,968

		157,733,821

Miscellaneous Manufacturing - 0.6%
Raven Industries	501,800	16,449,004

Pumps, Valves and Bearings - 0.8%
†IDEX Corporation	604,500	22,269,780

Specialty Chemicals and Materials - 0.8%
Symyx Technologies [a,b,c]	3,336,477	23,288,609

Total (Cost $324,569,042)		379,260,636

Industrial Services – 8.3%
Commercial Services - 3.9%
†Cintas Corporation	960,700	25,468,157
eTelecare Global Solutions ADR [b]	780,000	4,165,200
MPS Group [a,b]	1,572,900	16,719,927
PeopleSupport [b,c]	1,598,080	13,583,680
Ritchie Bros. Auctioneers	725,600	19,685,528
TrueBlue [b]	1,245,200	16,449,092
UniFirst Corporation	374,400	16,720,704

		112,792,288

Industrial Distribution - 3.1%
Grainger (W.W.)	339,600	27,779,280
Houston Wire & Cable [c]	992,000	19,740,800
MSC Industrial Direct Cl. A	506,124	22,325,130
Watsco	508,100	21,238,580

		91,083,790

Transportation and Logistics - 1.3%
Celadon Group [a,b,c]	2,184,200	21,820,158
Universal Truckload Services [b]	674,600	14,854,692

		36,674,850

Total (Cost $263,304,695)		240,550,928

Natural Resources – 21.9%
Energy Services - 8.4%
Calfrac Well Services	860,200	27,104,272
CARBO Ceramics	574,400	33,516,240
Ensign Energy Services	1,644,700	35,839,202
Pason Systems	1,491,000	24,126,213
Tesco Corporation [b]	757,700	24,208,515
Trican Well Service	1,553,800	38,627,861
Unit Corporation [b]	716,700	59,464,599

		242,886,902

Oil and Gas - 1.0%
Bill Barrett [b]	498,200	29,598,062

Precious Metals and Mining - 12.5%
Agnico-Eagle Mines	656,800	48,846,216
Alamos Gold [b]	3,081,600	18,585,702
AMCOL International	475,038	13,519,581
Denison Mines [a,b]	2,157,700	18,944,606
	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining (continued)
Equinox Minerals [b]	2,220,500	$9,668,549
Fronteer Development Group [a,b]	2,556,000	12,831,120
Gabriel Resources [b]	5,952,300	16,110,962
Gammon Gold [b]	3,816,200	41,405,770
Ivanhoe Mines [a,b]	4,825,900	52,650,569
Lundin Mining [a,b]	1,000,000	6,070,000
NovaGold Resources [a,b]	4,916,600	36,628,670
Red Back Mining [b]	2,500,000	21,084,633
Silver Standard Resources [a,b]	1,289,500	36,944,175
Silvercorp Metals	3,689,600	21,709,915
Uranium Resources [a,b]	2,315,200	8,543,088

		363,543,556

Total (Cost $526,933,868)		636,028,520

Technology – 21.1%
Aerospace and Defense - 0.4%
FLIR Systems [a,b]	263,400	10,686,138

Components and Systems - 1.9%
Checkpoint Systems [b]	1,116,800	23,318,784
Mercury Computer Systems [a,b,c]	1,948,749	14,674,080
MKS Instruments [b]	810,900	17,758,710

		55,751,574

Internet Software and Services - 1.5%
Answers Corporation [a,b,c]	575,010	2,098,786
RADVision [b,c]	1,612,500	9,820,125
RealNetworks [a,b]	4,635,400	30,593,640

		42,512,551

IT Services - 2.0%
Entrust [a,b]	2,416,034	7,103,140
Perot Systems Cl. A [b]	1,543,200	23,163,432
†SRA International Cl. A [b]	1,211,200	27,203,552

		57,470,124

Semiconductors and Equipment - 7.5%
Electro Scientific Industries [a,b]	806,000	11,421,020
Exar Corporation [a,b]	1,378,500	10,393,890
Fairchild Semiconductor International [b]	2,582,800	30,296,244
GSI Group [b]	1,626,800	12,623,968
IPG Photonics [a,b]	1,900,899	35,755,910
Skyworks Solutions [b]	3,670,700	36,229,809
Supertex [a,b,c]	1,170,600	27,321,804
†Tessera Technologies [b]	1,668,800	27,318,256
†Varian [a,b]	222,675	11,369,786
†Varian Semiconductor Equipment Associates [a,b]	450,000	15,669,000

		218,399,687

Software - 4.2%
Avid Technology [a,b]	1,644,000	27,931,560
DivX [b,c]	1,786,300	13,111,442
Epicor Software [b]	1,107,200	7,650,752
Intermap Technologies [b]	2,108,700	12,200,971
MSC.Software [a,b]	2,158,000	23,694,840
National Instruments	579,400	16,437,578
Sonic Solutions [a,b,c]	1,711,900	10,202,924

84 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Technology Value Fund

	SHARES	VALUE
Technology (continued)
Software (continued)
Ulticom [b]	1,446,300	$10,124,100

		121,354,167

Telecommunications - 3.6%
ADTRAN	647,300	15,431,632
†Arris Group [a,b]	1,525,000	12,886,250
Digi International [a,b,c]	1,787,700	14,033,445
Extreme Networks [a,b]	3,400,000	9,656,000
Foundry Networks [b]	2,762,000	32,646,840
Optium Corporation [a,b,c]	1,486,100	10,818,808
ORBCOMM [a,b]	1,746,368	9,954,298

		105,427,273

Total (Cost $733,801,217)		611,601,514

Miscellaneous [e] – 2.9%
Total (Cost $75,816,318)		83,810,198

TOTAL COMMON STOCKS
(Cost $2,884,612,817)		2,654,029,477

REPURCHASE AGREEMENT – 8.4%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $243,827,884 (collateralized
by obligations of various U.S. Government
Agencies, valued at $249,914,013)
(Cost $243,814,000)		243,814,000

COLLATERAL RECEIVED FOR SECURITIES
LOANED – 7.1%
Money Market Funds
State Street Navigator Securities Lending
Prime Portfolio (7 day yield-2.6748%)
(Cost $205,168,240)		205,168,240

TOTAL INVESTMENTS – 107.0%
(Cost $3,333,595,057)		3,103,011,717

LIABILITIES LESS CASH
AND OTHER ASSETS – (7.0)%		(204,175,129)

NET ASSETS – 100.0%		$2,898,836,588

	SHARES	VALUE
COMMON STOCKS – 89.9%

Commercial Services - 0.7%
TeleTech Holdings [b]	5,000	$99,800

Total (Cost $104,287)		99,800

Components and Systems - 9.4%
Brocade Communications Systems [b]	20,000	164,800
†Mercury Computer Systems [b]	20,000	150,600
MKS Instruments [b]	9,000	197,100
OSI Systems [b]	12,000	257,040
†SMART Modular Technologies (WWH) [b]	60,000	229,800
†Super Micro Computer [b]	37,500	276,750

Total (Cost $1,329,315)		1,276,090

Health Services - 1.1%
Allscripts Healthcare Solutions [b]	12,500	155,125

Total (Cost $136,095)		155,125

Home Furnishing and Appliances - 0.8%
Universal Electronics [b]	5,000	104,500

Total (Cost $125,833)		104,500

Internet Software and Services - 5.5%
†Blue Coat Systems [b]	12,000	169,320
Chordiant Software [b]	20,000	100,000
ePresence [b,d]	350,000	0
†j2 Global Communications [b]	5,000	115,000
SupportSoft [b]	40,000	130,000
United Online	22,600	226,678

Total (Cost $915,692)		740,998

IT Services - 5.6%
BluePhoenix Solutions [b]	30,000	138,300
†iGATE Corporation [b]	15,000	121,950
†Jack Henry & Associates	8,401	181,797
Sapient Corporation [b]	10,000	64,200
†Virtusa Corporation [b]	25,000	253,250

Total (Cost $791,541)		759,497

Online Commerce - 2.3%
CryptoLogic	10,000	143,600
InsWeb Corporation [b]	18,580	173,909
Total (Cost $349,881)		317,509

Securities Brokers - 1.1%
Knight Capital Group Cl. A [b]	8,000	143,840

Total (Cost $114,316)		143,840

Semiconductors and Equipment - 28.1%
Advanced Energy Industries [b]	10,000	137,000
Brooks Automation [b]	40,000	330,800
Cabot Microelectronics [b]	7,000	232,050
Entegris [b]	20,000	131,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 85

Schedules of Investments

Royce Technology Value Fund (continued)

	SHARES	VALUE
Semiconductors and Equipment (continued)
Fairchild Semiconductor
International [b]	25,000	$293,250
GSI Group [b]	30,000	232,800
Intevac [b]	10,000	112,800
†Lam Research [b]	6,000	216,900
†PDF Solutions [b]	30,000	178,500
Semitool [b]	25,000	187,750
Sigma Designs [b]	24,000	333,360
Silicon Motion Technology ADR [b]	10,000	144,500
Skyworks Solutions [b]	10,000	98,700
†Techwell [b]	15,000	184,800
†Tessera Technologies [b]	7,500	122,775
Trident Microsystems [b]	100,000	365,000
TTM Technologies [b]	27,000	356,670
Varian Semiconductor Equipment Associates [b]	4,000	139,280

Total (Cost $4,673,898)		3,797,935

Software - 10.2%
Aspen Technology [b]	7,500	105,000
Avid Technology [b]	6,000	101,940
DivX [b]	7,500	55,050
†Double-Take Software [b]	15,000	206,100
MSC.Software [b]	15,000	164,700
Pegasystems	20,000	269,200
SeaChange International [b]	20,000	143,200
†Synopsys [b]	7,500	179,325
THQ [b]	7,500	151,950

Total (Cost $1,402,764)		1,376,465

Specialty Chemicals and Materials - 1.5%
Symyx Technologies [b]	30,000	209,400

Total (Cost $251,882)		209,400

Telecommunications - 18.6%
ADTRAN	12,500	298,000
Arris Group [b]	30,000	253,500
†Comtech Telecommunications [b]	6,000	294,000
Comverse Technology [b]	15,000	254,250
Digi International [b]	15,000	117,750
Foundry Networks [b]	36,000	425,520
Harmonic [b]	10,000	95,100
NETGEAR [b]	10,000	138,600
Novatel Wireless [b]	45,000	500,850
†SoundBite Communications [b]	40,000	138,400

Total (Cost $2,813,288)		2,515,970

Miscellaneous[e] - 5.0%
Total (Cost $732,541)		671,409

TOTAL COMMON STOCKS
(Cost $13,741,333)		12,168,538

VALUE
REPURCHASE AGREEMENT – 11.7%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $1,584,090 (collateralized
by obligations of various U.S. Government
Agencies, valued at $1,624,938)
(Cost $1,584,000)	$1,584,000

TOTAL INVESTMENTS – 101.6%
(Cost $15,325,333)	13,752,538

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.6)%	(215,880)

NET ASSETS – 100.0%	$13,536,658

86 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce 100 Fund

	SHARES	VALUE
COMMON STOCKS – 84.3%

Consumer Products – 6.1%
Apparel, Shoes and Accessories - 1.1%
Columbia Sportswear	9,300	$341,775
K-Swiss Cl. A	14,700	216,090

		557,865

Consumer Electronics - 0.8%
Dolby Laboratories Cl. A [b]	9,900	398,970

Food/Beverage/Tobacco - 0.8%
Sanderson Farms	12,900	445,308

Home Furnishing and Appliances - 2.2%
Ethan Allen Interiors	18,600	457,560
†Mohawk Industries [b]	10,800	692,280

		1,149,840

Sports and Recreation - 1.2%
Thor Industries	29,600	629,296

Total (Cost $3,744,466)		3,181,279

Consumer Services – 3.2%
Retail Stores - 3.2%
Dollar Tree [b]	10,500	343,245
Dress Barn (The) [b]	33,000	441,540
†Men’s Wearhouse (The)	26,900	438,201
Tiffany & Co.	10,800	440,100

Total (Cost $1,710,611)		1,663,086

Financial Intermediaries – 4.2%
Banking - 1.2%
BOK Financial	12,303	657,595

Securities Brokers - 3.0%
Evercore Partners Cl. A	62,500	593,750
Jefferies Group	19,500	327,990
Lazard Cl. A	18,700	638,605

		1,560,345

Total (Cost $2,640,391)		2,217,940

Financial Services – 9.1%
Information and Processing - 2.2%
Morningstar [b]	5,100	367,353
SEI Investments	33,000	776,160

		1,143,513

Insurance Brokers - 1.1%
Brown & Brown	31,700	551,263

Investment Management - 5.8%
Affiliated Managers Group [b]	4,200	378,252
AllianceBernstein Holding L.P.	13,100	716,308
Cohen & Steers	16,000	415,520
Federated Investors Cl. B	9,800	337,316
†Janus Capital Group	13,000	344,110
Waddell & Reed Financial Cl. A	16,200	567,162
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
†Westwood Holdings Group	7,100	$282,580

		3,041,248

Total (Cost $4,747,147)		4,736,024

Health – 0.8%
Medical Products and Devices - 0.8%
IDEXX Laboratories [b]	8,501	414,339

Total (Cost $388,431)		414,339

Industrial Products – 18.2%
Automotive - 1.1%
Gentex Corporation	13,400	193,496
WABCO Holdings	8,400	390,264

		583,760

Building Systems and Components - 2.3%
Drew Industries [b]	37,000	590,150
Simpson Manufacturing	25,500	605,370

		1,195,520

Industrial Components - 3.8%
CLARCOR	11,200	393,120
Donaldson Company	8,400	374,976
FARO Technologies [b]	20,000	503,400
PerkinElmer	25,100	699,035

		1,970,531

Machinery - 6.3%
Franklin Electric	13,100	508,018
Lincoln Electric Holdings	10,400	818,480
Nordson Corporation	6,200	451,918
Rofin-Sinar Technologies [b]	8,400	253,680
Tennant Company	16,500	496,155
†Wabtec Corporation	8,700	422,994
Woodward Governor	9,800	349,468

		3,300,713

Metal Fabrication and Distribution - 3.5%
†Haynes International [b]	10,700	615,785
†Kennametal	17,000	553,350
†Sims Group ADR	15,810	630,819

		1,799,954

Miscellaneous Manufacturing - 0.5%
Raven Industries	8,200	268,796

Pumps, Valves and Bearings - 0.7%
Gardner Denver [b]	6,800	386,240

Total (Cost $8,060,066)		9,505,514

Industrial Services – 16.6%
Commercial Services - 9.8%
Administaff	8,200	228,698
Corinthian Colleges [b]	34,600	401,706
†Corporate Executive Board	8,300	349,015
CRA International [b]	16,713	604,175
Gartner [b]	24,100	499,352
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 87

Schedules of Investments

Royce 100 Fund (continued)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Grupo Aeroportuario del Centro Norte
ADR	26,234	$434,960
Hewitt Associates Cl. A [b]	6,900	264,477
Manpower	13,600	792,064
MPS Group [b]	41,400	440,082
Ritchie Bros. Auctioneers	8,700	236,031
Sotheby’s	9,700	255,789
Universal Technical Institute [b]	23,100	287,826
Watson Wyatt Worldwide Cl. A	6,500	343,785

		5,137,960

Engineering and Construction - 3.0%
Integrated Electrical Services [b]	30,400	522,880
KBR	14,500	506,195
†NVR [b]	1,100	550,088

		1,579,163

Industrial Distribution - 1.6%
MSC Industrial Direct Cl. A	11,100	489,621
Pool Corporation	18,600	330,336

		819,957

Transportation and Logistics - 2.2%
Arkansas Best	9,000	329,760
Landstar System	4,900	270,578
Universal Truckload Services [b]	10,500	231,210
UTI Worldwide	15,500	309,225

		1,140,773

Total (Cost $8,763,546)		8,677,853

Natural Resources – 6.3%
Energy Services - 5.8%
Ensign Energy Services	24,100	525,156
Exterran Holdings [b]	9,600	686,304
Pason Systems	26,500	428,803
SEACOR Holdings [b]	5,300	474,403
Trican Well Service	18,100	449,970
Unit Corporation [b]	5,900	489,523

		3,054,159

Real Estate - 0.5%
Jones Lang LaSalle	4,100	246,779

Total (Cost $2,534,791)		3,300,938

Technology – 15.2%
Aerospace and Defense - 2.0%
†HEICO Corporation	17,000	553,180
HEICO Corporation Cl. A	19,100	507,678

		1,060,858

Components and Systems - 3.1%
Benchmark Electronics [b]	32,100	524,514
†Brocade Communications Systems [b]	59,900	493,576
Dionex Corporation [b]	4,200	278,754
Plexus Corporation [b]	10,900	301,712

		1,598,556

IT Services - 2.2%
Sapient Corporation [b]	91,400	586,788
	SHARES	VALUE
Technology (continued)
IT Services (continued)
SRA International Cl. A [b]	24,500	$550,270

		1,137,058

Semiconductors and Equipment - 2.5%
Coherent [b]	15,400	460,306
Diodes [b]	12,650	349,646
†Varian [b]	10,000	510,600

		1,320,552

Software - 3.7%
†Blackbaud	19,100	408,740
Fair Isaac	19,200	398,784
National Instruments	17,100	485,127
Pegasystems	46,900	631,274

		1,923,925

Telecommunications - 1.7%
ADTRAN	10,600	252,704
Foundry Networks [b]	52,400	619,368

		872,072

Total (Cost $7,965,865)		7,913,021

Miscellaneous[e] – 4.6%
Total (Cost $2,813,453)		2,398,867

TOTAL COMMON STOCKS
(Cost $43,368,767)		44,008,861

REPURCHASE AGREEMENT – 19.0%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $9,915,565 (collateralized
by obligations of various U.S. Government
Agencies, valued at $10,166,313)
(Cost $9,915,000)		9,915,000

TOTAL INVESTMENTS – 103.3%
(Cost $53,283,767)		53,923,861

LIABILITIES LESS CASH
AND OTHER ASSETS – (3.3)%		(1,716,908)

NET ASSETS – 100.0%		$52,206,953

88 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Discovery Fund

	SHARES	VALUE
COMMON STOCKS – 90.6%

Consumer Products – 3.3%
Apparel, Shoes and Accessories - 0.3%
Weyco Group	389	$10,320

Food/Beverage/Tobacco - 0.7%
Schiff Nutrition International [b]	4,400	24,640

Home Furnishing and Appliances - 2.3%
Hooker Furniture	2,100	36,372
National Presto Industries	700	44,926

		81,298

Total (Cost $108,266)		116,258

Consumer Services – 4.7%
Direct Marketing - 0.7%
Zones [b]	3,000	23,490

Leisure and Entertainment - 1.4%
Monarch Casino &Resort [b]	3,100	36,580
New Frontier Media	3,600	14,076

		50,656

Media and Broadcasting - 0.1%
Saga Communications Cl. A [b]	300	1,503

Restaurants and Lodgings - 0.1%
Nathan’s Famous [b]	200	3,042

Retail Stores - 2.4%
†Charlotte Russe Holding [b]	2,400	42,624
Jos. A. Bank Clothiers [b]	1,600	42,800

		85,424

Total (Cost $196,769)		164,115

Financial Intermediaries – 13.9%
Banking - 1.5%
City Bank	3,000	25,800
First Financial Service	1,210	21,853
Northrim BanCorp	400	7,268

		54,921

Insurance - 11.9%
†American Physicians Service Group	1,900	41,876
American Safety Insurance Holdings [b]	2,800	40,264
Amerisafe [b]	2,700	43,038
Baldwin & Lyons Cl. B	2,000	34,960
†Eastern Insurance Holdings	2,138	33,353
EMC Insurance Group	1,600	38,528
First Mercury Financial [b]	2,500	44,100
Meadowbrook Insurance Group	5,838	30,941
Mercer Insurance Group	1,827	31,790
ProCentury Corporation	2,400	38,016
SeaBright Insurance Holdings [b]	2,800	40,544

		417,410

Real Estate Investment Trusts - 0.5%
Gyrodyne Company of America [b]	500	17,375

Total (Cost $597,051)		489,706

	SHARES	VALUE
Financial Services – 0.0%
Insurance Brokers - 0.0%
Brooke Corporation	1,500	$1,065

Total (Cost $12,251)		1,065

Health – 17.0%
Drugs and Biotech - 2.9%
Harvard Bioscience [b]	7,599	35,335
Sinovac Biotech [b]	9,700	31,525
Theragenics Corporation [b]	9,900	35,937

		102,797

Health Services - 1.3%
Metropolitan Health Networks [b]	17,448	31,581
Psychemedics Corporation	900	14,760

		46,341

Medical Products and Devices - 12.6%
Atrion Corporation	400	38,328
Bovie Medical [b]	3,300	23,595
Cardiac Science [b]	4,100	33,620
Cynosure Cl. A [b]	1,700	33,694
Exactech [b]	1,500	38,565
Health Tronics [b]	7,488	24,486
Kensey Nash [b]	1,067	34,197
Medical Action Industries [b]	3,200	33,184
Merit Medical Systems [b]	2,484	36,515
Neogen Corporation [b]	2,550	58,370
Osteotech [b]	6,300	35,847
†Somanetics Corporation [b]	2,400	50,880

		441,281

Personal Care - 0.2%
CCA Industries	577	4,818

Total (Cost $659,097)		595,237

Industrial Products – 14.3%
Automotive - 1.7%
ATC Technology [b]	2,000	46,560
Miller Industries [b]	1,300	12,948

		59,508

Industrial Components - 4.2%
Bel Fuse Cl. B	1,700	42,007
†CTS Corporation	3,600	36,180
Gerber Scientific [b]	6,114	69,577

		147,764

Machinery - 3.8%
†Ampco-Pittsburgh	1,000	44,480
Core Molding Technologies [b]	2,400	16,344
FreightCar America	1,000	35,500
Hurco Companies [b]	1,200	37,068

		133,392

Metal Fabrication and Distribution - 2.4%
†Foster (L.B.) Company Cl. A [b]	1,300	43,160
Universal Stainless & Alloy Products [b]	1,100	40,744

		83,904

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 89

Schedules of Investments

Royce Discovery Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Paper and Packaging - 1.0%
Kapstone Paper and Packaging [b]	5,300	$35,351

Specialty Chemicals and Materials - 0.9%
†Landec Corporation [b]	4,733	30,622

Other Industrial Products - 0.3%
Lakeland Industries [b]	751	9,523
Media Sciences International [b]	700	1,659

		11,182

Total (Cost $538,005)		501,723

Industrial Services – 11.3%
Commercial Services - 5.4%
†ChinaCast Education [b]	8,300	34,777
†CRA International [b]	1,300	46,995
†ICF International [b]	1,985	32,991
Spherion Corporation [b]	8,600	39,732
Volt Information Sciences [b]	2,900	34,539

		189,034

Industrial Distribution - 2.2%
†Houston Wire & Cable	2,000	39,800
†Sport Supply Group	3,600	36,972

		76,772

Printing - 2.5%
CSS Industries	1,581	38,292
Ennis	2,400	37,560
Schawk	1,100	13,189

		89,041

Transportation and Logistics - 1.2%
†Allegiant Travel [b]	2,100	39,039
Vitran Corporation [b]	300	4,497

		43,536

Total (Cost $468,306)		398,383

Natural Resources – 5.3%
Energy Services - 2.7%
Bronco Drilling [b]	2,400	44,112
Union Drilling [b]	2,300	49,864

		93,976

Oil and Gas - 2.6%
TransGlobe Energy [b]	8,100	40,905
VAALCO Energy [b]	6,000	50,820

		91,725

Total (Cost $163,401)		185,701

Technology – 16.2%
Aerospace and Defense - 3.7%
Ducommun [b]	1,400	32,144
Dynamics Research [b]	3,400	35,700
Hi-Shear Technology	1,900	24,035
LaBarge [b]	2,900	37,700

		129,579

Components and Systems - 1.1%
†Super Micro Computer [b]	5,400	39,852

	SHARES	VALUE
Technology (continued)
Internet Software and Services - 0.1%
Edgewater Technology [b]	500	$2,405

IT Services - 2.2%
CIBER [b]	6,300	39,123
TechTeam Global [b]	3,500	37,415

		76,538

Semiconductors and Equipment - 3.3%
GSI Group [b]	3,600	27,936
†GSI Technology [b]	8,900	34,532
Image Sensing Systems [b]	1,537	19,781
Ultra Clean Holdings [b]	4,100	32,636

		114,885

Software - 3.3%
American Software Cl. A	4,700	26,508
†Double-Take Software [b]	3,300	45,342
Pervasive Software [b]	1,600	6,832
Versant Corporation [b]	1,500	39,285

		117,967

Telecommunications - 2.5%
Atlantic Tele-Network	1,500	41,265
Soapstone Networks [b]	1,200	4,596
Telestone Technologies [b]	1,400	4,830
USA Mobility	5,022	37,916

		88,607

Total (Cost $637,624)		569,833

Miscellaneous[e] – 4.6%
Total (Cost $184,327)		160,865

TOTAL COMMON STOCKS
(Cost $3,565,097)		3,182,886

REPURCHASE AGREEMENT – 9.5%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $335,019 (collateralized
by obligations of various U.S. Government
Agencies, valued at $344,250)
(Cost $335,000)		335,000

TOTAL INVESTMENTS – 100.1%
(Cost $3,900,097)		3,517,886

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(4,542)

NET ASSETS – 100.0%		$3,513,344

90 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Financial Services Fund

	SHARES	VALUE
COMMON STOCKS – 76.8%

Banking - 16.7%
Ameriana Bancorp	3,500	$33,250
Banca Generali	3,100	23,489
Bancorp Rhode Island	700	19,999
Bank of Hawaii	1,200	57,360
Bank of N.T. Butterfield & Son	3,993	59,096
Bank Sarasin & Cie Cl. B	2,200	98,958
Banque Privee Edmond de Rothschild	3	111,595
BCB Bancorp	2,400	31,800
BOK Financial	2,100	112,245
Boston Private Financial Holdings	6,600	37,422
Cadence Financial	1,900	20,577
Center Bancorp	1,323	11,576
Centrue Financial	1,600	17,440
CFS Bancorp	3,400	40,086
CNB Financial	3,700	52,318
Commercial National Financial	2,800	41,720
Fauquier Bankshares	2,400	38,640
First Citizens BancShares Cl. A	125	17,436
HopFed Bancorp	3,600	49,572
International Bancshares	687	14,681
Kearny Financial	4,000	44,000
Peapack-Gladstone Financial	2,700	59,319
Sun Bancorp [b]	926	9,399
Susquehanna Bancshares	3,700	50,653
†Vontobel Holding	2,700	92,242
Western Alliance Bancorp [b]	900	6,984
Wilber Corporation (The)	6,100	51,667
Wilmington Trust	3,200	84,608

Total (Cost $1,556,206)		1,288,132

Closed-End Funds - 0.5%
Kohlberg Capital	3,500	35,000

Total (Cost $56,295)		35,000

Commercial Services - 1.2%
Hewitt Associates Cl. A [b]	1,500	57,495
Watson Wyatt Worldwide Cl. A	600	31,734

Total (Cost $58,022)		89,229

Diversified Financial Services - 0.2%
World Acceptance [b]	500	16,835

Total (Cost $9,040)		16,835

Information and Processing - 5.3%
†Fiserv [b]	1,300	58,981
Interactive Data	2,800	70,364
MoneyGram International [b]	18,500	16,687
Morningstar [b]	1,500	108,045
†Riskmetrics Group [b]	1,800	35,352
SEI Investments	4,900	115,248

Total (Cost $423,295)		404,677

	SHARES	VALUE
Insurance - 8.1%
Alleghany Corporation [b]	200	$66,410
Argo Group International Holdings [b]	518	17,384
Aspen Insurance Holdings	1,400	33,138
Assured Guaranty	2,000	35,980
CNA Surety [b]	4,900	61,936
†E-L Financial	150	79,438
†Enstar Group [b]	1,000	87,500
Erie Indemnity Cl. A	200	9,230
Greenlight Capital Re Cl. A [b]	4,700	107,442
Infinity Property & Casualty	700	29,064
RLI	300	14,841
Transatlantic Holdings	600	33,882
Validus Holdings	2,300	48,875

Total (Cost $639,924)		625,120

Insurance Brokers - 3.0%
Brown & Brown	2,600	45,214
Gallagher (Arthur J.) & Co.	2,700	65,070
Hilb Rogal & Hobbs	2,800	121,688

Total (Cost $231,612)		231,972

Investment Management - 22.9%
Affiliated Managers Group [b]	700	63,042
AGF Management Cl. B	1,500	32,304
AllianceBernstein Holding L.P.	3,900	213,252
Anima	11,000	24,939
AP Alternative Assets L.P.	2,300	25,300
†Azimut Holding	6,500	57,259
BKF Capital Group [b]	18,300	37,698
Calamos Asset Management Cl. A	700	11,921
CapMan Cl. B	7,000	27,553
Cohen & Steers	3,200	83,104
Deutsche Beteiligungs	1,200	30,343
Epoch Holding Corporation	2,900	26,419
Federated Investors Cl. B	1,500	51,630
GAMCO Investors Cl. A	800	39,696
Hennessy Advisors	2,250	12,375
IGM Financial	200	8,289
†Investec	8,500	52,146
JAFCO	1,400	47,860
MVC Capital	3,600	49,284
New Star Asset Management Group	11,500	23,250
†Partners Group Holding	400	55,171
Pzena Investment Management Cl. A	2,300	29,348
†RAB Capital	75,000	71,706
RHJ International [b]	2,900	36,527
†Schroders	6,500	118,336
SHUAA Capital	46,000	94,804
SPARX Group	145	50,115
T. Rowe Price Group	900	50,823
Trust Company	8,300	67,633
U.S. Global Investors Cl. A	4,700	78,725
Waddell & Reed Financial Cl. A	2,300	80,523

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 91

Schedules of Investments

Royce Financial Services Fund (continued)

	SHARES	VALUE
Investment Management (continued)
Westwood Holdings Group	2,900	$115,420

Total (Cost $1,876,771)		1,766,795

Other Financial Intermediaries - 0.1%
KKR Private Equity Investors L.P.	800	10,200

Total (Cost $18,264)		10,200

Real Estate - 1.9%
†Jones Lang LaSalle	1,900	114,361
W.P. Carey & Co.	1,000	28,710

Total (Cost $159,617)		143,071

Real Estate Investment Trusts - 0.1%
Gladstone Commercial	600	10,398

Total (Cost $9,930)		10,398

Securities Brokers - 14.3%
Cowen Group [b]	5,700	44,004
DundeeWealth	5,300	67,725
†Egyptian Financial Group-Hermes Holding GDR	3,500	63,000
Evercore Partners Cl. A	9,300	88,350
FBR Capital Markets [b]	7,800	39,234
Greenhill & Co.	600	32,316
HQ	1,300	21,478
†Investcorp Bank GDR	2,300	58,650
Investment Technology Group [b]	1,200	40,152
Jefferies Group	1,900	31,958
KBW [b]	5,500	113,190
Lazard Cl. A	2,900	99,035
†MF Global [b]	17,000	107,270
Mizuho Investors Securities	17,000	20,172
Piper Jaffray [b]	1,100	32,263
Sanders Morris Harris Group	7,500	50,850
Shinko Securities	10,800	31,835
Stifel Financial [b]	2,250	77,378
Thomas Weisel Partners Group [b]	9,600	52,512
Tokai Tokyo Securities	9,400	34,082

Total (Cost $1,426,864)		1,105,454

Software - 0.3%
Fair Isaac	1,200	24,924

Total (Cost $38,517)		24,924

Specialty Finance - 0.4%
Credit Acceptance [b]	1,066	27,247
MCG Capital	142	565

Total (Cost $21,172)		27,812

Miscellaneous [e] - 1.8%
Total (Cost $153,664)		134,948

TOTAL COMMON STOCKS
(Cost $6,679,193)		5,914,567

	SHARES	VALUE
PREFERRED STOCK – 3.0%
Kennedy-Wilson Conv. [d,f]
(Cost $230,000)	230	$234,108

REPURCHASE AGREEMENT – 20.0%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $1,542,088 (collateralized
by obligations of various U.S. Government
Agencies, valued at $1,584,938)
(Cost $1,542,000)		1,542,000

TOTAL INVESTMENTS – 99.8%
(Cost $8,451,193)		7,690,675

CASH AND OTHER ASSETS
LESS LIABILITIES – 0.2%		14,743

NET ASSETS – 100.0%		$7,705,418

92 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce Dividend Value Fund

	SHARES	VALUE
COMMON STOCKS – 88.9%

Consumer Products – 5.6%
Apparel, Shoes and Accessories - 0.8%
Wolverine World Wide	2,000	$53,340

Food/Beverage/Tobacco - 1.1%
Sanderson Farms	2,300	79,396

Home Furnishing and Appliances - 2.2%
American Woodmark	5,200	109,876
Leggett & Platt	2,800	46,956

		156,832

Sports and Recreation - 1.5%
Thor Industries	2,800	59,528
Winnebago Industries	4,300	43,817

		103,345

Total (Cost $480,800)		392,913

Consumer Services – 5.6%
Leisure and Entertainment - 1.5%
International Speedway Cl. A	1,300	50,739
World Wrestling Entertainment Cl. A	3,500	54,145

		104,884

Retail Stores - 4.1%
American Eagle Outfitters	3,800	51,794
Buckle (The)	600	27,438
Cato Corporation (The) Cl. A	4,400	62,656
Dress Barn (The) [b]	7,200	96,336
Williams-Sonoma	2,400	47,616

		285,840

Total (Cost $447,561)		390,724

Financial Intermediaries – 23.5%
Banking - 7.7%
Banca Generali	4,200	31,824
†Bancorp Rhode Island	3,000	85,710
Bank of N.T. Butterfield & Son	3,960	58,608
BOK Financial	1,700	90,865
Boston Private Financial Holdings	2,200	12,474
Fauquier Bankshares	4,400	70,840
Peapack-Gladstone Financial	4,100	90,077
Wilmington Trust	3,600	95,184

		535,582

Insurance - 6.4%
Aspen Insurance Holdings	3,600	85,212
Fidelity National Financial Cl. A	4,600	57,960
Max Capital Group	3,600	76,788
PartnerRe	800	55,304
†Validus Holdings	2,600	55,250
Zenith National Insurance	3,300	116,028

		446,542

Real Estate Investment Trusts - 5.9%
Annaly Capital Management	6,700	103,917
Capital Trust Cl. A	3,500	67,235
DCT Industrial Trust	8,900	73,692
Gladstone Commercial	3,800	65,854
	SHARES	VALUE
Financial Intermediaries (continued)
Real Estate Investment Trusts (continued)
†Lexington Realty Trust	7,200	$98,136

		408,834

Securities Brokers - 1.8%
Jefferies Group	3,000	50,460
Lazard Cl. A	2,300	78,545

		129,005

Other Financial Intermediaries - 1.7%
KKR Financial Holdings	11,016	115,668

Total (Cost $1,982,985)		1,635,631

Financial Services – 18.1%
Information and Processing - 3.7%
†Fiserv [b]	1,400	63,518
SEI Investments	6,000	141,120
†Value Line	1,600	53,200

		257,838

Insurance Brokers - 3.6%
Brown & Brown	4,600	79,994
Gallagher (Arthur J.) & Co.	4,400	106,040
Hilb Rogal & Hobbs	1,500	65,190

		251,224

Investment Management - 10.8%
AGF Management Cl. B	1,300	27,996
AllianceBernstein Holding L.P.	3,400	185,912
Apollo Investment	7,300	104,609
BlackRock Kelso Capital	5,200	49,192
Cohen & Steers	2,100	54,537
†Janus Capital Group	2,200	58,234
Pzena Investment Management Cl. A	2,600	33,176
Waddell & Reed Financial Cl. A	3,300	115,533
Westwood Holdings Group	3,000	119,400

		748,589

Specialty Finance - 0.0%
MCG Capital	572	2,277

Total (Cost $1,269,935)		1,259,928

Industrial Products – 11.8%
Building Systems and Components - 0.6%
Simpson Manufacturing	1,700	40,358

Industrial Components - 0.9%
Deswell Industries	11,000	62,260

Machinery - 3.1%
Franklin Electric	1,900	73,682
Lincoln Electric Holdings	1,100	86,570
†Tennant Company	2,000	60,140

		220,392

Metal Fabrication and Distribution - 4.2%
Carpenter Technology	1,200	52,380
Reliance Steel & Aluminum	1,600	123,344
Schnitzer Steel Industries Cl. A	300	34,380
†Sims Group ADR	2,050	81,795

		291,899

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 93

Schedules of Investments

Royce Dividend Value Fund (continued)

	SHARES	VALUE
Industrial Products (continued)
Pumps, Valves and Bearings - 2.0%
Gardner Denver [b]	2,300	$130,640
Graco	200	7,614

		138,254

Specialty Chemicals and Materials - 1.0%
†Schulman (A.)	3,000	69,090

Total (Cost $699,819)		822,253

Industrial Services – 6.5%
Commercial Services - 3.8%
Administaff	1,500	41,835
Heidrick & Struggles International	2,800	77,392
†Robert Half International	2,200	52,734
TrueBlue [b]	7,000	92,470

		264,431

Industrial Distribution - 1.7%
Applied Industrial Technologies	3,600	87,012
Grainger (W.W.)	400	32,720

		119,732

Transportation and Logistics - 1.0%
Tidewater	1,000	65,030

Total (Cost $484,307)		449,193

Natural Resources – 8.5%
Energy Services - 7.0%
Ensign Energy Services	5,600	122,028
Helmerich & Payne	1,800	129,636
Oil States International [b]	2,000	126,880
Patterson-UTI Energy	2,900	104,516

		483,060

Oil and Gas - 1.2%
Frontier Oil	2,200	52,602
Hiland Holdings GP L.P.	1,100	29,634

		82,236

Real Estate - 0.3%
W.P. Carey & Co.	800	22,968

Total (Cost $402,872)		588,264

Technology – 3.6%
Internet Software and Services - 0.7%
United Online	5,100	51,153

IT Services - 0.9%
†Jack Henry & Associates	2,800	60,592

Software - 2.0%
†National Instruments	1,800	51,066
Pegasystems	6,393	86,050

		137,116

Total (Cost $248,818)		248,861

Utilities – 1.2%
ALLETE	600	25,200
	SHARES	VALUE
Utilities (continued)
UGI Corporation	2,000	$57,420

Total (Cost $74,581)		82,620

Miscellaneous [e] – 4.5%
Total (Cost $368,186)		312,964

TOTAL COMMON STOCKS
(Cost $6,459,864)		6,183,351

PREFERRED STOCK – 3.3%
Kennedy-Wilson Conv.[d,f]
(Cost $230,000)	230	234,108

REPURCHASE AGREEMENT – 8.1%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $563,032 (collateralized
by obligations of various U.S. Government
Agencies, valued at $577,688)
(Cost $563,000)		563,000

TOTAL INVESTMENTS – 100.3%
(Cost $7,252,864)		6,980,459

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.3)%		(23,826)

NET ASSETS – 100.0%		$6,956,633

94 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce European Smaller-Companies Fund

	SHARES	VALUE
COMMON STOCKS – 90.6%

Austria – 3.9%
Mayr-Melnhof Karton	2,300	$217,238
Semperit AG Holding	3,000	117,423

Total (Cost $353,683)		334,661

Belgium – 4.8%
†EVS Broadcast Equipment	1,100	98,337
GIMV	1,200	79,163
Sipef	255	195,415
Van De Velde	900	40,668

Total (Cost $401,504)		413,583

Denmark – 0.7%
†Bang & Olufsen Cl. B	1,500	60,645

Total (Cost $89,173)		60,645

Egypt – 0.4%
†Egyptian Financial Group-Hermes Holding
GDR	1,900	34,200

Total (Cost $47,119)		34,200

Finland – 6.1%
CapMan Cl. B	46,000	181,062
Rapala VMC	10,000	63,451
Vacon	2,500	101,355
Vaisala Cl. A	4,500	186,407

Total (Cost $637,105)		532,275

France – 14.8%
Alten [b]	4,000	146,109
Beneteau	6,300	137,974
Boiron	2,000	68,961
†Eurofins Scientific	400	33,693
Exel Industries Cl. A	1,530	111,894
Haulotte Group	2,000	29,190
IMS International Metal Service	2,200	74,472
Manitou BF	4,200	125,840
Manutan International	2,200	159,334
†Societe BIC	1,500	78,408
†Societe Internationale de Plantations d’Heveas	55	52,996
Somfy	200	50,178
Trigano	800	17,734
†Vetoquinol	2,200	89,539
†Virbac	1,300	111,918

Total (Cost $1,483,340)		1,288,240

Germany – 12.1%
AS Creation Tapeten	1,400	79,903
Deutsche Beteiligungs	5,600	141,600
ElringKlinger	600	56,860
Fielmann	1,000	73,086
	SHARES	VALUE
Germany (continued)
Fuchs Petrolub	1,400	$138,360
Pfeiffer Vacuum Technology	1,900	197,077
Rational	900	181,518
Takkt	10,500	184,990

Total (Cost $1,025,515)		1,053,394

Hong Kong – 0.8%
†Asian Citrus Holdings	12,000	68,719

Total (Cost $72,875)		68,719

Italy – 8.7%
Anima	13,000	29,474
†Azimut Holding	8,000	70,472
Banca Generali	6,500	49,251
Bulgari	15,500	156,552
Landi Renzo	31,500	194,413
SAES Getters	5,000	117,690
Tod’s	2,500	137,331

Total (Cost $878,961)		755,183

Jersey – 0.9%
†Randgold Resources	1,800	81,889

Total (Cost $81,149)		81,889

Netherlands – 3.0%
Boskalis Westminster	1,000	53,610
†Fugro	1,300	111,038
†Nutreco Holding	822	55,275
†Smartrac [b]	1,300	43,433

Total (Cost $243,206)		263,356

Norway – 3.1%
Ekornes	8,000	117,804
Tandberg	9,000	147,550

Total (Cost $297,807)		265,354

South Africa – 7.2%
Astral Foods	8,000	92,976
Brait	45,000	115,517
†City Lodge Hotels	6,900	61,677
†Lewis Group	25,000	105,364
†Metorex [b]	30,000	88,506
Northam Platinum	12,000	103,601
†Pretoria Portland Cement	15,000	54,962

Total (Cost $745,785)		622,603

Sweden – 1.6%
†Lundin Petroleum [b]	9,500	140,391

Total (Cost $112,461)		140,391

Switzerland – 3.5%
Bank Sarasin & Cie Cl. B	2,500	112,452
Banque Privee Edmond de Rothschild	3	111,595

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 95

Schedules of Investments

Royce European Smaller-Companies Fund (continued)	Royce Global Value Fund

	SHARES	VALUE
Switzerland (continued)
†EFG International	1,300	$35,568
†Partners Group Holding	300	41,379

Total (Cost $304,854)		300,994

Turkey – 0.5%
Izmir Demir Celik Sanayi	20,000	45,436

Total (Cost $43,815)		45,436

United Arab Emirates – 0.7%
†SHUAA Capital	30,000	61,829

Total (Cost $54,403)		61,829

United Kingdom – 17.8%
†Ashmore Group	22,500	97,028
†Avocet Mining [b]	22,000	69,675
†Begbies Traynor	22,000	69,894
†Burberry Group	17,000	153,392
†Charter	3,800	65,813
Diploma	40,000	129,868
F&C Asset Management	27,500	80,657
†Hochschild Mining	14,000	109,103
JKX Oil & Gas	13,500	141,038
Michael Page International	31,000	144,334
†RAB Capital	57,000	54,497
Rotork	2,672	58,385
†Schroders	7,000	127,439
Spirax-Sarco Engineering	4,000	85,570
Ultra Electronics Holdings	2,500	59,407
Victrex	7,000	104,154

Total (Cost $1,580,179)		1,550,254

TOTAL COMMON STOCKS
(Cost $8,452,934)		7,873,006

REPURCHASE AGREEMENT – 10.2%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $889,051 (collateralized
by obligations of various U.S. Government
Agencies, valued at $914,020)
(Cost $889,000)		889,000

TOTAL INVESTMENTS – 100.8%
(Cost $9,341,934)		8,762,006

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.8)%		(68,647)

NET ASSETS – 100.0%		$8,693,359

	SHARES	VALUE
COMMON STOCKS – 81.8%
Australia – 2.8%
†Sims Group ADR	31,800	$1,268,820

Total (Cost $940,553)		1,268,820

Austria – 3.6%
Mayr-Melnhof Karton	12,000	1,133,416
Semperit AG Holding	12,500	489,260

Total (Cost $1,761,532)		1,622,676

Belgium – 2.9%
GIMV	6,000	395,817
Sipef	1,200	919,599

Total (Cost $1,276,576)		1,315,416

Brazil – 2.7%
†Datasul	50,000	712,682
†OdontoPrev [b]	21,000	537,084

Total (Cost $1,145,385)		1,249,766

Canada – 18.0%
Agnico-Eagle Mines	7,200	535,464
Denison Mines [b]	74,000	649,720
Ensign Energy Services	26,000	566,559
Gammon Gold [b]	90,000	976,500
Ivanhoe Mines [b]	32,000	349,120
Lundin Mining [b]	50,000	303,500
Pan American Silver [b]	44,865	1,551,432
Pason Systems	19,800	320,388
Red Back Mining [b]	57,000	480,730
Silver Standard Resources [b]	30,000	859,500
Silvercorp Metals	79,000	464,842
Tesco Corporation [b]	18,000	575,100
Trican Well Service	22,500	559,356

Total (Cost $7,349,408)		8,192,211

Cayman Islands – 2.7%
Endeavour Mining Capital	172,000	1,248,210

Total (Cost $1,360,560)		1,248,210

Finland – 2.0%
CapMan Cl. B	113,000	444,782
Vaisala Cl. A	11,000	455,662

Total (Cost $1,043,942)		900,444

France – 4.3%
Alten [b]	12,500	456,591
Beneteau	30,000	657,018
Exel Industries Cl. A	2,500	182,833
Manitou BF	8,700	260,668

96 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
France (continued)
†Societe Internationale de Plantations
d’Heveas	430	$414,333

Total (Cost $2,274,221)		1,971,443

Germany – 3.7%
Deutsche Beteiligungs	20,800	525,942
Pfeiffer Vacuum Technology	8,200	850,544
Rational	1,400	282,362

Total (Cost $1,650,552)		1,658,848

Italy – 2.8%
Landi Renzo	119,000	734,450
†Tod’s	10,000	549,326

Total (Cost $1,133,123)		1,283,776

Mexico – 2.7%
Grupo Simec Ser. B [b]	70,000	396,050
†Industrias Bachoco ADR	27,600	816,960

Total (Cost $1,100,605)		1,213,010

Norway – 0.9%
†Tandberg	24,000	393,466

Total (Cost $419,654)		393,466

South Africa – 3.2%
Brait	183,000	469,770
Lewis Group	104,000	438,314
Northam Platinum	65,000	561,175

Total (Cost $1,732,710)		1,469,259

Switzerland – 0.9%
†Partners Group Holding	3,000	413,783

Total (Cost $417,975)		413,783

Turkey – 0.7%
Izmir Demir Celik Sanayi	150,000	340,770

Total (Cost $336,388)		340,770

United Kingdom – 1.0%
†Burberry Group	48,000	433,108

Total (Cost $478,685)		433,108

United States – 26.9%
†Ceradyne [b]	20,000	686,000
CRA International [b]	9,400	339,810
Dynamic Materials	2,600	85,670
Fossil [b]	33,000	959,310
†Foundry Networks [b]	74,800	884,136
Gardner Denver [b]	13,200	749,760
Kennametal	13,000	423,150
Knight Capital Group Cl. A [b]	50,000	899,000
†Lam Research [b]	22,100	798,915
Lincoln Electric Holdings	18,000	1,416,600
	SHARES	VALUE
United States (continued)
MKS Instruments [b]	15,900	$348,210
Reliance Steel & Aluminum	18,000	1,387,620
Sanderson Farms	10,000	345,200
Schnitzer Steel Industries Cl. A	5,000	573,000
†Sigma Designs [b]	32,500	451,425
†Unit Corporation [b]	17,000	1,410,490
Uranium Resources [b]	40,000	147,600
Woodward Governor	8,400	299,544

Total (Cost $11,209,000)		12,205,440

TOTAL COMMON STOCKS
(Cost $35,630,869)		37,180,446

PREFERRED STOCK – 1.3%
Brazil – 1.3%
Duratex
(Cost $614,446)	27,000	572,640

REPURCHASE AGREEMENT – 18.6%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $8,433,480 (collateralized
by obligations of various U.S. Government
Agencies, valued at $8,648,418)
(Cost $8,433,000)		8,433,000

TOTAL INVESTMENTS – 101.7%
(Cost $44,678,315)		46,186,086

LIABILITIES LESS CASH
AND OTHER ASSETS – (1.7)%		(759,484)

NET ASSETS – 100.0%		$45,426,602

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 97

Schedules of Investments

Royce SMid-Cap Value Fund

	SHARES	VALUE
COMMON STOCKS – 86.7%

Consumer Products – 6.2%
Apparel, Shoes and Accessories - 2.7%
†Gildan Activewear [b]	1,000	$25,880
Polo Ralph Lauren	800	50,224

		76,104

Consumer Electronics - 1.0%
†Dolby Laboratories Cl. A [b]	700	28,210

Health, Beauty and Nutrition - 0.6%
†NBTY [b]	570	18,274

Home Furnishing and Appliances - 1.4%
Mohawk Industries [b]	600	38,460

Sports and Recreation - 0.5%
Thor Industries	700	14,882

Total (Cost $194,359)		175,930

Consumer Services – 2.9%
Retail Stores - 2.9%
†Charming Shoppes [b]	5,400	24,786
Dollar Tree [b]	1,100	35,959
Tiffany & Co.	520	21,190

Total (Cost $79,658)		81,935

Financial Intermediaries – 7.9%
Banking - 2.2%
BOK Financial	1,000	53,450
Cullen/Frost Bankers	200	9,970

		63,420

Insurance - 4.7%
Alleghany Corporation [b]	84	27,892
Fidelity National Financial Cl. A	2,300	28,980
†Greenlight Capital Re Cl. A [b]	1,600	36,576
Markel Corporation [b]	50	18,350
†Mercury General	200	9,344
Wesco Financial	33	12,606

		133,748

Securities Brokers - 1.0%
Lazard Cl. A	800	27,320

Total (Cost $242,544)		224,488

Financial Services – 12.9%
Information and Processing - 3.2%
†Dun & Bradstreet	200	17,528
†Fiserv [b]	600	27,222
SEI Investments	1,900	44,688

		89,438

Insurance Brokers - 2.4%
Brown & Brown	2,470	42,954
†Hilb Rogal & Hobbs	600	26,076

		69,030

Investment Management - 7.3%
Affiliated Managers Group [b]	90	8,105
AGF Management Cl. B	800	17,229
	SHARES	VALUE
Financial Services (continued)
Investment Management (continued)
AllianceBernstein Holding L.P.	1,470	$80,379
†Cohen & Steers	400	10,388
†Federated Investors Cl. B	700	24,094
†Fortress Investment Group Cl. A	1,700	20,944
†Invesco	600	14,388
†Janus Capital Group	500	13,235
Waddell & Reed Financial Cl. A	560	19,606

		208,368

Total (Cost $389,927)		366,836

Health – 4.7%
Drugs and Biotech - 0.6%
Charles River Laboratories International [b]	270	17,258

Health Services - 0.7%
†Humana [b]	520	20,681

Medical Products and Devices - 3.4%
†Applera Corporation-Applied Biosystems
Group	600	20,088
DENTSPLY International	500	18,400
IDEXX Laboratories [b]	650	31,681
†Varian Medical Systems [b]	500	25,925

		96,094

Total (Cost $144,033)		134,033

Industrial Products – 11.8%
Automotive - 2.2%
Advance Auto Parts	855	33,200
†Harley-Davidson	800	29,008

		62,208

Building Systems and Components - 0.7%
†Drew Industries [b]	1,300	20,735

Industrial Components - 2.5%
†CLARCOR	1,200	42,120
†PerkinElmer	1,030	28,685

		70,805

Machinery - 1.7%
†Franklin Electric	900	34,902
†Lincoln Electric Holdings	170	13,379

		48,281

Metal Fabrication and Distribution - 3.0%
Kennametal	1,300	42,315
†Sims Group ADR	1,100	43,890

		86,205

Pumps, Valves and Bearings - 1.7%
†Gardner Denver [b]	880	49,984

Total (Cost $332,194)		338,218

Industrial Services – 9.1%
Commercial Services - 4.0%
†Grupo Aeroportuario del Centro Norte ADR	2,100	34,818
Manpower	1,295	75,421

98 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Industrial Services (continued)
Commercial Services (continued)
Monster Worldwide [b]	200	$4,122

		114,361

Food, Tobacco and Agriculture - 1.8%
Hormel Foods	600	20,766
†Ruddick Corporation	900	30,879

		51,645

Industrial Distribution - 0.8%
†Pool Corporation	1,300	23,088

Transportation and Logistics - 1.7%
†Bristow Group [b]	400	19,796
†Expeditors International of Washington	200	8,600
†Forward Air	600	20,760

		49,156

Other Industrial Services - 0.8%
†Republic Services	700	20,790

Total (Cost $282,183)		259,040

Natural Resources – 8.0%
Energy Services - 3.3%
Exterran Holdings [b]	480	34,315
†Helix Energy Solutions Group [b]	800	33,312
†Unit Corporation [b]	310	25,721

		93,348

Oil and Gas - 2.0%
†Forest Oil [b]	780	58,110

Precious Metals and Mining - 2.5%
†Agnico-Eagle Mines	280	20,824
Ivanhoe Mines [b]	1,360	14,837
†Pan American Silver [b]	1,000	34,580

		70,241

Real Estate - 0.2%
Jones Lang LaSalle	100	6,019

Total (Cost $226,131)		227,718

Technology – 13.4%
Aerospace and Defense - 3.8%
Alliant Techsystems [b]	505	51,348
†HEICO Corporation	1,200	39,048
†Teledyne Technologies [b]	400	19,516

		109,912

Components and Systems - 0.9%
†Vishay Intertechnology [b]	2,800	24,836

Internet Software and Services - 1.8%
Check Point Software Technologies [b]	1,700	40,239
VeriSign [b]	300	11,340

		51,579

IT Services - 1.0%
†Jack Henry & Associates	1,300	28,132

Semiconductors and Equipment - 1.0%
†Varian [b]	550	28,083

Software - 3.3%
†Advent Software [b]	300	10,824
†Blackbaud	900	19,260
	SHARES	VALUE
Technology (continued)
Software (continued)
National Instruments	605	$17,164
†Net 1 UEPS Technologies [b]	800	19,440
†Pegasystems	2,000	26,920

		93,608

Telecommunications - 1.6%
†Comtech Telecommunications [b]	600	29,400
Foundry Networks [b]	1,500	17,730

		47,130

Total (Cost $410,030)		383,280

Utilities – 4.9%
†Equitable Resources	400	27,624
†ONEOK	420	20,509
UGI Corporation	2,210	63,449
Wisconsin Energy	610	27,584

Total (Cost $135,389)		139,166

Miscellaneous [e] – 4.9%
Total (Cost $155,437)		140,487

TOTAL COMMON STOCKS
(Cost $2,591,885)		2,471,131

REPURCHASE AGREEMENT – 23.1%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $658,037 (collateralized
by obligations of various U.S. Government
Agencies, valued at $679,178)
(Cost $658,000)		658,000

TOTAL INVESTMENTS – 109.8%
(Cost $3,249,885)		3,129,131

LIABILITIES LESS CASH
AND OTHER ASSETS – (9.8)%		(280,031)

NET ASSETS – 100.0%		$2,849,100

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 99

Schedules of Investments	June 30, 2008 (unaudited)

†	New additions in 2008.
[a]	All or a portion of these securities were on loan at June 30, 2008.
[b]	Non-income producing.
[c]	At June 30, 2008, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See notes to financial statements.
[d]	Securities for which market quotations are not readily available represent 0.0%, 0.5%, 0.0%, 0.0%, 3.0% and 3.3% of net assets for Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Total Return Fund, Royce Technology Value Fund, Royce Financial Services Fund and Royce Dividend Value Fund. These securities have been valued at their fair value under procedures established by the Fund’s Board of Trustees.
[e]	Includes securities first acquired in 2008 and less than 1% of net assets.
[f]	This security, and the common stock into which the security is convertible, are not and will not be registered under the Securities Act of 1933 and related rules (“restricted security”). Accordingly, such securities may not be offered, sold, transferred or delivered, directly or indirectly, unless (i) such shares are registered under the Securities Act and any other applicable state securities laws, or (ii) an exemption from registration under the Securities Act and any other applicable state securities laws is available.
[g]	These securities are not registered under the Securities Act of 1933 and may be subject to contractual and/or legal restrictions on resale to the general public or to certain institutions. However, these securities can be sold in accordance with Rule 144A under the Securities Act of 1933 and will not be considered to be illiquid so long as Royce believes that an adequate trading market exists for the security. Rule 144A allows qualified institutional buyers to participate in an institutional trading market for securities otherwise subject to restriction on resale to the general public.
Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2008 market value.

100 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Assets and Liabilities	June 30, 2008 (unaudited)

	Royce	Royce	Royce	Royce
	Pennsylvania	Micro-Cap	Premier	Low-Priced
	Mutual Fund	Fund	Fund	Stock Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$4,026,269,943	$820,935,065	$3,234,580,666	$3,182,836,345
Affiliated Companies	88,685,959	49,213,659	1,506,758,453	603,927,598
Repurchase agreements (at cost and value)	409,595,000	143,309,000	573,907,000	385,081,000
Cash and foreign currency	609	6,779	–	237,416
Receivable for investments sold	15,445,768	2,347,993	9,153,797	5,182,514
Receivable for capital shares sold	7,950,490	3,114,105	11,217,632	5,546,484
Receivable for dividends and interest	2,427,409	443,323	2,047,988	1,367,891
Prepaid expenses and other assets	1,062,649	5,348	26,990	27,204

Total Assets	4,551,437,827	1,019,375,272	5,337,692,526	4,184,206,452

LIABILITIES:
Payable for collateral on loaned securities	285,335,061	67,160,494	162,024,580	197,253,736
Payable for investments purchased	17,699,607	5,773,335	5,882,694	9,305,515
Payable for capital shares redeemed	6,728,456	1,194,755	5,735,138	3,803,702
Payable to custodian for overdrawn balance	–	–	5,105	–
Payable for investment advisory fees	2,730,053	1,025,829	4,131,276	3,755,880
Accrued expenses	735,524	284,780	813,689	805,924

Total Liabilities	313,228,701	75,439,193	178,592,482	214,924,757

Net Assets	$4,238,209,126	$943,936,079	$5,159,100,044	$3,969,281,695

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,862,229,404	$883,339,620	$3,671,899,418	$3,438,430,943
Undistributed net investment income (loss)	(14,245,706)	(15,706,472)	(59,942,292)	(109,367,529)
Accumulated net realized gain (loss) on investments and foreign currency	(1,027,634)	64,992,040	116,159,305	229,939,718
Net unrealized appreciation (depreciation) on investments and foreign currency	391,253,062	11,310,891	1,430,983,613	410,278,563

Net Assets	$4,238,209,126	$943,936,079	$5,159,100,044	$3,969,281,695

Investment Class	$3,139,150,292	$733,029,421	$3,922,551,933	$40,373,158
Service Class	65,009,824	36,326,599	265,256,461	3,040,834,233
Consultant Class	1,028,058,121	174,580,059	47,261,623
Institutional Class			524,798,348	887,896,944
W Class			398,761,702
R Class	5,902,705		419,516	132,314
K Class	88,184		50,461	45,046

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	305,094,839	50,105,356	217,165,979	2,788,387
Service Class	6,349,181	2,499,153	14,797,255	209,921,023
Consultant Class	107,671,274	12,986,686	2,754,923
Institutional Class			28,942,522	61,264,499
W Class			22,065,997
R Class	578,013		23,315	9,160
K Class	9,343		5,220	4,702

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$10.29	$14.63	$18.06	$14.48
Service Class(1)	10.24	14.54	17.93	14.49
Consultant Class(1)	9.55	13.44	17.16
Institutional Class(2)			18.13	14.49
W Class(2)			18.07
R Class(1)	10.21		17.99	14.44
K Class(1)	9.44		9.67	9.58

* Investments at identified cost	$3,723,701,152	$858,837,386	$3,310,352,281	$3,376,483,760
Market value of loaned securities	273,860,929	63,643,014	156,223,305	188,441,093

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 101

Statements of Assets and Liabilities

	Royce	Royce	Royce	Royce
	Total Return	Heritage	Opportunity	Special Equity
	Fund	Fund	Fund	Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$4,801,485,888	$115,193,743	$1,848,955,275	$404,403,037
Affiliated Companies	68,780,338	–	82,000,678	59,346,030
Repurchase agreements (at cost and value)	262,807,000	3,323,000	152,998,000	48,930,000
Cash and foreign currency	24,323	5,958	–	–
Receivable for investments sold	4,058,049	2,718,427	15,705,111	–
Receivable for capital shares sold	13,134,790	109,842	1,743,588	819,705
Receivable for dividends and interest	7,463,558	147,487	847,191	416,087
Prepaid expenses and other assets	34,779	634	14,575	3,482

Total Assets	5,157,788,725	121,499,091	2,102,264,418	513,918,341

LIABILITIES:
Payable for collateral on loaned securities	46,017,900	14,330,705	211,414,339	15,770,736
Payable for investments purchased	16,817,706	856,624	9,660,423	392,258
Payable for capital shares redeemed	10,223,996	248,191	3,712,002	745,775
Payable to custodian for overdrawn balance	–	–	65,444	23,094
Payable for investment advisory fees	4,193,450	93,559	1,653,708	425,256
Accrued expenses	1,129,840	43,307	382,923	79,459

Total Liabilities	78,382,892	15,572,386	226,888,839	17,436,578

Net Assets	$5,079,405,833	$105,926,705	$1,875,375,579	$496,481,763

ANALYSIS OF NET ASSETS:
Paid-in capital	$4,159,971,219	$112,093,783	$2,109,632,941	$402,942,126
Undistributed net investment income (loss)	45,003,511	336,934	8,271,856	2,908,226
Accumulated net realized gain (loss) on investments and foreign currency	117,759,914	(3,169,949)	49,056,227	37,450,641
Net unrealized appreciation (depreciation) on investments and foreign currency	756,671,189	(3,334,063)	(291,585,445)	53,180,770

Net Assets	$5,079,405,833	$105,926,705	$1,875,375,579	$496,481,763

Investment Class	$3,874,361,306	$7,105,506	$1,070,089,938	$323,318,935
Service Class	231,039,173	92,257,839	258,639,181	3,311,811
Consultant Class	540,044,766	6,383,076	7,070,323	13,601,033
Institutional Class	236,307,912		539,489,039	156,249,984
W Class	191,357,728
R Class	3,413,465	90,128	48,078
K Class	2,881,483	90,156	39,020

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	320,783,077	624,047	109,446,493	19,190,783
Service Class	19,298,151	8,109,915	27,005,384	196,686
Consultant Class	44,777,861	654,084	743,799	829,561
Institutional Class	19,536,537		54,805,708	9,293,798
W Class	15,831,553
R Class	282,566	10,000	4,931
K Class	303,321	10,000	4,327

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$12.08	$11.39	$9.78	$16.85
Service Class(1)	11.97	11.38	9.58	16.84
Consultant Class(1)	12.06	9.76	9.51	16.40
Institutional Class(2)	12.10		9.84	16.81
W Class(2)	12.09
R Class(1)	12.08	9.01	9.75
K Class(1)	9.50	9.02	9.02

* Investments at identified cost	$4,113,592,146	$118,528,416	$2,222,540,939	$410,568,298
Market value of loaned securities	44,528,352	13,648,709	201,988,100	15,424,297

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.
(2)	Offering and redemption price per share.

102 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	Royce Value Fund	Royce Value Plus Fund	Royce Technology Value Fund	Royce 100 Fund
ASSETS:
Investments at value
(including collateral on loaned securities)*
Non-Affiliated Companies	$1,186,410,438	$2,403,107,823	$12,168,538	$44,008,861
Affiliated Companies	–	456,089,894	–	–
Repurchase agreements (at cost and value)	112,240,000	243,814,000	1,584,000	9,915,000
Receivable for investments sold	1,038,863	6,435,299	329,390	–
Receivable for capital shares sold	17,766,863	10,987,070	1,315	862,407
Receivable for dividends and interest	377,303	784,734	840	17,249
Prepaid expenses and other assets	4,382	13,545	113	203

Total Assets	1,317,837,849	3,121,232,365	14,084,196	54,803,720

LIABILITIES:
Payable for collateral on loaned securities	86,976,341	205,168,240	–	–
Payable for investments purchased	15,491,679	10,296,393	510,867	2,505,914
Payable for capital shares redeemed	1,128,421	3,932,601	15,654	32,598
Payable to custodian for overdrawn balance	11,444	13,726	5,300	1,020
Payable for investment advisory fees	972,453	2,432,626	6,962	41,643
Accrued expenses	144,149	552,191	8,755	15,592

Total Liabilities	104,724,487	222,395,777	547,538	2,596,767

Net Assets	$1,213,113,362	$2,898,836,588	$13,536,658	$52,206,953

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,154,399,868	$3,144,050,793	$17,071,545	$50,627,560
Undistributed net investment income (loss)	(14,826,566)	(53,321,931)	(91,084)	(40,284)
Accumulated net realized gain (loss) on investments and foreign currency	(12,037,502)	38,691,907	(1,871,009)	979,593
Net unrealized appreciation (depreciation) on investments and foreign currency	85,577,562	(230,584,181)	(1,572,794)	640,084

Net Assets	$1,213,113,362	$2,898,836,588	$13,536,658	$52,206,953

Investment Class	$24,203,895	$85,180,269		$6,745,488
Service Class	994,983,612	2,619,279,746	$13,536,658	45,275,604
Consultant Class	19,516,421	43,669,059
Institutional Class	174,143,983	150,599,655
R Class	212,344	63,719		92,916
K Class	53,107	44,140		92,945

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,109,311	6,686,569		875,576
Service Class	86,687,582	205,786,988	2,575,596	5,889,067
Consultant Class	1,728,899	3,484,061
Institutional Class	15,190,381	11,822,079
R Class	18,556	5,022		10,000
K Class	5,464	4,690		10,000

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)	$11.47	$12.74		$7.70
Service Class(1)	11.48	12.73	$5.26	7.69
Consultant Class(1)	11.29	12.53
Institutional Class(2)	11.46	12.74
R Class(1)	11.44	12.69		9.29
K Class(1)	9.72	9.41		9.29

* Investments at identified cost	$1,100,832,968	$3,089,781,057	$13,741,333	$43,368,767
Market value of loaned securities	82,575,747	194,940,044

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce Technology Value Fund within 180 days of purchase; 1% effective July 1, 2008).
(2)	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 103

Statements of Assets and Liabilities

	Royce Discovery Fund	Royce Financial Services Fund	Royce Dividend Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$3,182,886	$6,148,675	$6,417,459
Repurchase agreements (at cost and value)	335,000	1,542,000	563,000
Cash and foreign currency	407	2,583	266
Receivable for investments sold	–	–	27,241
Receivable for capital shares sold	1,933	36,175	32,677
Receivable for dividends and interest	998	20,262	17,064
Prepaid expenses and other assets	25	28	44

Total Assets	3,521,249	7,749,723	7,057,751

LIABILITIES:
Payable for investments purchased	–	20,033	83,321
Payable for capital shares redeemed	–	10,923	2,797
Payable for investment advisory fees	126	894	3,106
Accrued expenses	7,779	12,455	11,894

Total Liabilities	7,905	44,305	101,118

Net Assets	$3,513,344	$7,705,418	$6,956,633

ANALYSIS OF NET ASSETS:
Paid-in capital	$3,989,430	$8,285,603	$7,308,608
Undistributed net investment income (loss)	750	80,157	63,966
Accumulated net realized gain (loss) on investments and foreign currency	(94,624)	100,049	(143,533)
Net unrealized appreciation (depreciation) on investments and foreign currency	(382,212)	(760,391)	(272,408)

Net Assets	$3,513,344	$7,705,418	$6,956,633

Investment Class			$1,891,774
Service Class	$3,513,344	$7,705,418	5,064,859

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class			343,766
Service Class	694,094	1,323,175	917,577

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class(1)			$5.50
Service Class(1)	$5.06	$5.82	5.52

* Investments at identified cost	$3,565,097	$6,909,193	$6,689,864
(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund.

104 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	Royce European Smaller- Companies Fund	Royce Global Value Fund	Royce SMid-Cap Value Fund
ASSETS:
Investments at value*
Non-Affiliated Companies	$7,873,006	$37,753,086	$2,471,131
Repurchase agreements (at cost and value)	889,000	8,433,000	658,000
Cash and foreign currency	–	2,261	2,575
Receivable for investments sold	41,450	–	156,193
Receivable for capital shares sold	604	597,680	21,305
Receivable for dividends and interest	21,168	44,319	1,269
Prepaid expenses and other assets	24	56	–

Total Assets	8,825,252	46,830,402	3,310,473

LIABILITIES:
Payable for investments purchased	99,921	1,328,297	445,327
Payable for capital shares redeemed	17,576	25,008	–
Payable to custodian for overdrawn balance	459	–	–
Payable for investment advisory fees	3,549	36,986	–
Accrued expenses	10,388	13,509	16,046

Total Liabilities	131,893	1,403,800	461,373

Net Assets	$8,693,359	$45,426,602	$2,849,100

ANALYSIS OF NET ASSETS:
Paid-in capital	$9,712,183	$44,581,230	$2,887,199
Undistributed net investment income (loss)	156,434	(298,242)	1,583
Accumulated net realized gain (loss) on investments and foreign currency	(595,977)	(364,614)	81,073
Net unrealized appreciation (depreciation) on investments and foreign currency	(579,281)	1,508,228	(120,755)

Net Assets	$8,693,359	$45,426,602	$2,849,100

Service Class	$8,693,359	$45,426,602	$2,849,100

SHARES OUTSTANDING (unlimited number of $.001 par value):
Service Class	902,998	3,821,792	286,151

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Service Class(1)	$9.63	$11.89	$9.96

* Investments at identified cost	$8,452,934	$36,245,315	$2,591,885

(1)	Offering and redemption price per share; shares redeemed within 180 days of purchase are subject to a 1% redemption fee, payable to the Fund (2% for Royce European Smaller-Companies Fund and Royce Global Value Fund within 180 days of purchase).

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 105

Statements of Changes in Net Assets

	Royce Pennsylvania
	Mutual Fund		Royce Micro-Cap Fund		Royce Premier Fund

	Six months ended		Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Year ended	6/30/08	Year ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$2,409,879	$7,824,617	$5,174,888	$(2,841,981)	$2,318,365	$13,720,640
Net realized gain (loss) on investments and foreign currency	(44,656,358)	369,343,168	49,729,827	136,694,462	62,804,768	578,325,988
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(184,686,094)	(277,790,418)	(121,464,086)	(71,825,987)	119,378,513	(31,257,175)

Net increase (decrease) in net assets from investment operations	(226,932,573)	99,377,367	(66,559,371)	62,026,494	184,501,646	560,789,453

DISTRIBUTIONS:
Net investment income
Investment Class	–	(21,815,444)	–	(16,995,633)	–	(53,407,267)
Service Class	–	(270,692)	–	(589,080)	–	(3,203,018)
Consultant Class	–	–	–	(3,248,788)	–	(249,605)
Institutional Class					–	(6,885,256)
W Class					–	(4,658,931)
R Class	–	(2,711)			–	(1,036)
K Class	–				–
Net realized gain on investments and
foreign currency
Investment Class	–	(270,219,340)	–	(90,981,633)	–	(435,077,458)
Service Class	–	(4,724,213)	–	(3,336,960)	–	(29,419,889)
Consultant Class	–	(107,049,659)	–	(29,121,595)	–	(6,359,399)
Institutional Class					–	(52,446,163)
W Class					–	(36,616,583)
R Class	–	(42,122)			–	(11,276)
K Class	–				–

Total distributions	–	(404,124,181)	–	(144,273,689)	–	(628,335,881)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	141,869,084	503,329,915	89,293,542	70,598,816	78,984,091	112,730,430
Service Class	12,546,823	19,489,867	11,158,504	23,152,640	10,162,188	61,282,730
Consultant Class	(72,871,147)	87,965,155	(13,566,495)	602,229	(5,829,882)	1,636,777
Institutional Class					57,184,251	109,730,690
W Class					50,314,388	37,239,372
R Class	5,142,224	937,493			285,686	112,312
K Class	93,432				52,199
Shareholder redemption fees
Investment Class	107,678	313,803	18,535	30,884	64,592	134,275
Service Class	1,276	426	2,848	183	15,442	56,777
Consultant Class	25,406	60,829	1,517	4,358	386	1,258

Net increase (decrease) in net assets from
capital share transactions	86,914,776	612,097,488	86,908,451	94,389,110	191,233,341	322,924,621

NET INCREASE (DECREASE) IN NET ASSETS	(140,017,797)	307,350,674	20,349,080	12,141,915	375,734,987	255,378,193
NET ASSETS:
Beginning of period	4,378,226,923	4,070,876,249	923,586,999	911,445,084	4,783,365,057	4,527,986,864

End of period	$4,238,209,126	$4,378,226,923	$943,936,079	$923,586,999	$5,159,100,044	$4,783,365,057

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(14,245,706)	$(16,655,584)	$(15,706,472)	$(20,881,359)	$(59,942,292)	$(62,260,657)

106 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Low-Priced Stock Fund		Royce Total Return Fund		Royce Heritage Fund

	Six months ended		Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Year ended	6/30/08	Year ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,384,472)	$(5,542,545)	$35,856,088	$71,935,471	$146,471	$(182,826)
Net realized gain (loss) on investments and
foreign currency	174,811,226	607,885,245	119,171,655	354,363,602	(5,554,666)	12,837,106
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(262,483,455)	(478,723,555)	(497,807,198)	(273,425,269)	(8,669,724)	(11,904,104)

Net increase (decrease) in net assets from
investment operations	(91,056,701)	123,619,145	(342,779,455)	152,873,804	(14,077,919)	750,176

DISTRIBUTIONS:
Net investment income
Investment Class	–	(822,648)	(28,601,287)	(55,003,674)	–	–
Service Class	–	(84,347,612)	(1,498,627)	(3,142,690)	–	–
Consultant Class			(1,389,773)	(1,484,363)	–	–
Institutional Class	–	(24,481,005)	(1,916,063)	(3,992,442)
W Class			(1,635,422)	(3,110,072)
R Class	–	(2,243)	(8,018)	(3,102)	–
K Class	–		(433)		–
Net realized gain on investments and
foreign currency
Investment Class	–	(3,478,907)	–	(306,794,301)	–	(886,370)
Service Class	–	(414,122,810)	–	(21,157,025)	–	(10,283,090)
Consultant Class			–	(46,937,169)	–	(731,650)
Institutional Class	–	(105,132,456)	–	(19,857,236)
W Class			–	(17,975,651)
R Class	–	(10,972)	–	(73,547)	–
K Class	–		–		–

Total distributions	–	(632,398,653)	(35,049,623)	(479,531,272)	–	(11,901,110)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	11,121,968	33,341,802	(54,340,167)	23,727,933	(774,142)	9,966,322
Service Class	(222,239,652)	(352,864,954)	(20,000,833)	(94,665,672)	781,986	17,499,264
Consultant Class			(66,261,952)	(3,715,842)	525,683	3,672,749
Institutional Class	35,462,554	389,977,835	(2,859,141)	(9,846,437)
W Class			(44,296,324)	45,843,302
R Class	40,080	113,215	2,390,363	1,310,580	100,000
K Class	47,017		3,012,371		100,000
Shareholder redemption fees
Investment Class	41	–	199,882	284,200	–	–
Service Class	24,556	55,780	–	24,288	3,314	46,510
Consultant Class			14,080	31,933	3,378	2,458

Net increase (decrease) in net assets from
capital share transactions	(175,543,436)	70,623,678	(182,141,721)	(37,005,715)	740,219	31,187,303

NET INCREASE (DECREASE) IN NET ASSETS	(266,600,137)	(438,155,830)	(559,970,799)	(363,663,183)	(13,337,700)	20,036,369
NET ASSETS:
Beginning of period	4,235,881,832	4,674,037,662	5,639,376,632	6,003,039,815	119,264,405	99,228,036

End of period	$3,969,281,695	$4,235,881,832	$5,079,405,833	$5,639,376,632	$105,926,705	$119,264,405

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(109,367,529)	$(105,983,057)	$45,003,511	$44,197,047	$336,934	$190,463

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 107

Statements of Changes in Net Assets

	Royce Opportunity Fund		Royce Special Equity Fund		Royce Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Year ended	6/30/08	Year ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$8,129,426	$8,874,832	$2,880,989	$3,407,540	$(2,013,264)	$(167,794)
Net realized gain (loss) on investments and
foreign currency	(9,040,577)	350,776,218	13,433,814	88,983,600	(9,642,164)	47,322,440
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(245,330,541)	(406,479,812)	(60,108,425)	(64,034,831)	76,855,563	(34,881,905)

Net increase (decrease) in net assets from
investment operations	(246,241,692)	(46,828,762)	(43,793,622)	28,356,309	65,200,135	12,272,741

DISTRIBUTIONS:
Net investment income
Investment Class	–	(8,861,139)	–	(2,314,954)	–	(211,501)
Service Class	–	(1,167,075)	–	(11,553)	–	(9,229,473)
Consultant Class	–	–	–	–	–	(107,647)
Institutional Class	–	(2,558,760)	–	(1,053,795)	–	(2,874,164)
R Class	–	(159)			–	(1,442)
K Class	–				–
Net realized gain on investments and
foreign currency
Investment Class	–	(216,056,869)	–	(44,938,377)	–	(791,079)
Service Class	–	(42,684,065)	–	(305,504)	–	(40,622,868)
Consultant Class	–	(1,126,327)	–	(1,855,831)	–	(825,097)
Institutional Class	–	(52,716,524)	–	(17,780,504)	–	(10,386,697)
R Class	–	(12,064)			–	(5,933)
K Class	–				–

Total distributions	–	(325,182,982)	–	(68,260,518)	–	(65,055,901)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(312,868,940)	(6,532,172)	(33,356,346)	(26,430,654)	9,589,584	14,193,899
Service Class	(796,374)	52,636,789	792,624	1,831,448	278,764,622	255,847,665
Consultant Class	37,658	5,554,109	(912,399)	(251,308)	3,997,577	11,074,713
Institutional Class	250,612,046	148,859,051	12,242,710	21,679,209	(9,069,353)	164,932,966
R Class	(33,272)	112,223			104,350	107,375
K Class	43,272				54,638
Shareholder redemption fees
Investment Class	39,812	178,943	7,971	53,001	2,736	188
Service Class	3,432	4,598	–	914	76,911	307,090
Consultant Class	412	2,577	603	2,588	1,508	4,861
R Class	–	–			41	–

Net increase (decrease) in net assets from
capital share transactions	(62,961,954)	200,816,118	(21,224,837)	(3,114,802)	283,522,614	446,468,757

NET INCREASE (DECREASE) IN NET ASSETS	(309,203,646)	(171,195,626)	(65,018,459)	(43,019,011)	348,722,749	393,685,597
NET ASSETS:
Beginning of period	2,184,579,225	2,355,774,851	561,500,222	604,519,233	864,390,613	470,705,016

End of period	$1,875,375,579	$2,184,579,225	$496,481,763	$561,500,222	$1,213,113,362	$864,390,613

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$8,271,856	$142,430	$2,908,226	$27,238	$(14,826,566)	$(12,813,302)

108 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce Value Plus Fund		Royce Technology Value Fund		Royce 100 Fund

	Six months ended		Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Year ended	6/30/08	Year ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$(6,987,003)	$(9,411,929)	$(91,084)	$(172,667)	$(49,498)	$(26,411)
Net realized gain (loss) on investments and
foreign currency	(3,033,438)	148,824,281	(1,533,416)	3,159,103	266,437	3,465,418
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(227,166,109)	(146,174,341)	(361,448)	(2,457,824)	(3,289,477)	(1,000,974)

Net increase (decrease) in net assets from
investment operations	(237,186,550)	(6,761,989)	(1,985,948)	528,612	(3,072,538)	2,438,033

DISTRIBUTIONS:
Net investment income
Investment Class	–	(862,863)			–	–
Service Class	–	(31,671,098)	–	–	–	–
Consultant Class	–	(279,914)
Institutional Class	–	(1,962,578)
R Class	–	(1,183)			–
K Class	–				–
Net realized gain on investments and
foreign currency
Investment Class	–	(2,455,451)			–	(587,713)
Service Class	–	(109,351,266)	–	(1,532,140)	–	(2,275,046)
Consultant Class	–	(1,903,737)
Institutional Class	–	(5,470,066)
R Class	–	(3,844)			–
K Class	–				–

Total distributions	–	(153,962,000)	–	(1,532,140)	–	(2,862,759)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	23,806,597	71,815,942			(33,183)	7,814,345
Service Class	146,091,868	1,314,292,512	(1,288,212)	(3,243,223)	19,110,877	(6,104,604)
Consultant Class	199,657	37,815,231
Institutional Class	17,541,268	126,264,149
R Class	(26,276)	105,034			100,000
K Class	46,899				100,000
Shareholder redemption fees
Investment Class	15,517	8,371			–	–
Service Class	187,923	993,657	1,939	14,950	6,709	19,534
Consultant Class	6,614	15,609

Net increase (decrease) in net assets from
capital share transactions	187,870,067	1,551,310,505	(1,286,273)	(3,228,273)	19,284,403	1,729,275

NET INCREASE (DECREASE) IN NET ASSETS	(49,316,483)	1,390,586,516	(3,272,221)	(4,231,801)	16,211,865	1,304,549
NET ASSETS:
Beginning of period	2,948,153,071	1,557,566,555	16,808,879	21,040,680	35,995,088	34,690,539

End of period	$2,898,836,588	$2,948,153,071	$13,536,658	$16,808,879	$52,206,953	$35,995,088

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$(53,321,931)	$(46,334,928)	$(91,084)	$–	$(40,284)	$9,214

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 109

Statements of Changes in Net Assets

	Royce Discovery Fund		Royce Financial Services Fund		Royce Dividend Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Year ended	6/30/08	Year ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$1,322	$(15,271)	$53,472	$49,014	$59,402	$158,812
Net realized gain (loss) on investments and
foreign currency	(278,704)	509,984	44,473	228,335	(45,267)	749,356
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(257,561)	(811,821)	(943,059)	(514,365)	(331,404)	(906,140)

Net increase (decrease) in net assets from
investment operations	(534,943)	(317,108)	(845,114)	(237,016)	(317,269)	2,028

DISTRIBUTIONS:
Net investment income
Investment Class					(18,031)	(5,405)
Service Class	–	–	–	(48,863)	(36,117)	(122,939)
Net realized gain on investments and
foreign currency
Investment Class					–	(271,229)
Service Class	–	(318,850)	–	(155,048)	–	(603,242)

Total distributions	–	(318,850)	–	(203,911)	(54,148)	(1,002,815)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class					157,803	2,120,463
Service Class	136,870	140,927	3,899,536	1,001,931	1,491,890	(2,267,492)
Shareholder redemption fees
Investment Class					10	–
Service Class	119	1,078	699	9,181	91	7,084

Net increase (decrease) in net assets from
capital share transactions	136,989	142,005	3,900,235	1,011,112	1,649,794	(139,945)

NET INCREASE (DECREASE) IN NET ASSETS	(397,954)	(493,953)	3,055,121	570,185	1,278,377	(1,140,732)
NET ASSETS:
Beginning of period	3,911,298	4,405,251	4,650,297	4,080,112	5,678,256	6,818,988

End of period	$3,513,344	$3,911,298	$7,705,418	$4,650,297	$6,956,633	$5,678,256

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$750	$(572)	$80,157	$26,684	$63,966	$58,712

110 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

	Royce European Smaller-
	Companies Fund		Royce Global Value Fund		Royce SMid-Cap Value Fund

	Six months ended		Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Year ended	6/30/08	Period ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07*
INVESTMENT OPERATIONS:
Net investment income (loss)	$152,579	$15,072	$105,495	$(28,433)	$1,583	$1,960
Net realized gain (loss) on investments and
foreign currency	(581,656)	(21,549)	(368,704)	22,987	82,829	(488)
Net change in unrealized appreciation
(depreciation) on investments and
foreign currency	(84,315)	(494,966)	1,544,291	(36,063)	(126,567)	5,813

Net increase (decrease) in net assets from
investment operations	(513,392)	(501,443)	1,281,082	(41,509)	(42,155)	7,285

DISTRIBUTIONS:
Net investment income
Service Class	–	(3,989)	–	(361,494)	–	(2,224)
Net realized gain on investments and
foreign currency
Service Class	–	–	–	(32,707)	–	(1,315)

Total distributions	–	(3,989)	–	(394,201)	–	(3,539)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Service Class	(267,237)	9,969,605	24,263,276	20,272,232	1,510,852	1,375,324
Shareholder redemption fees
Service Class	4,540	5,275	5,906	39,816	1,333	–

Net increase (decrease) in net assets from
capital share transactions	(262,697)	9,974,880	24,269,182	20,312,048	1,512,185	1,375,324

NET INCREASE (DECREASE) IN NET ASSETS	(776,089)	9,469,448	25,550,264	19,876,338	1,470,030	1,379,070
NET ASSETS:
Beginning of period	9,469,448	–	19,876,338	–	1,379,070	–

End of period	$8,693,359	$9,469,448	$45,426,602	$19,876,338	$2,849,100	$1,379,070

UNDISTRIBUTED NET INVESTMENT INCOME
(LOSS) AT END OF PERIOD	$156,434	$3,855	$(298,242)	$(403,737)	$1,583	$–

* The Fund commenced operations on September 28, 2007.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 111

Statements of Operations	Six Months Ended June 30, 2008 (unaudited)

	Royce
	Pennsylvania	Royce	Royce	Royce	Royce	Royce	Royce	Royce	Royce
	Mutual	Micro-Cap	Premier	Low-Priced	Total Return	Heritage	Opportunity	Special Equity	Value
	Fund	Fund	Fund	Stock Fund	Fund	Fund	Fund	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$20,992,612	$10,662,876	$15,536,474	$15,098,213	$63,912,940	$852,424	$15,349,302	$2,677,476	$3,620,318
Affiliated Companies	496,456	596,728	6,861,968	3,085,373	987,940	–	252,895	2,573,185	–
Interest	3,159,394	1,251,380	5,513,784	3,974,833	2,519,731	48,836	1,649,969	556,212	749,663
Securities lending	1,469,452	267,794	1,230,430	2,412,240	595,211	72,914	2,314,461	32,137	106,017

Total income	26,117,914	12,778,778	29,142,656	24,570,659	68,015,822	974,174	19,566,627	5,839,010	4,475,998

Expenses:
Investment advisory fees	15,684,023	5,774,048	22,985,551	22,141,183	24,987,327	545,238	9,798,965	2,555,969	4,723,784
Distribution fees	5,358,181	937,941	549,791	3,813,782	3,202,789	149,125	368,208	76,128	1,020,803
Shareholder servicing	1,666,059	449,762	2,005,109	1,870,635	2,366,393	59,850	813,056	164,780	478,532
Shareholder reports	491,908	275,996	748,052	432,217	994,271	34,696	267,633	65,885	124,514
Custody	183,388	95,402	199,507	187,146	233,589	17,258	93,439	24,868	44,734
Administrative and office facilities	178,645	38,102	198,711	174,229	231,824	4,696	88,477	22,821	36,210
Registration	73,828	26,201	47,800	36,404	62,566	22,671	43,897	22,553	54,357
Trustees’ fees	64,530	13,720	73,546	61,179	81,553	1,705	30,446	7,997	14,120
Audit	24,000	15,000	24,000	24,000	30,000	7,500	24,000	15,000	15,000
Legal	23,368	4,906	25,915	22,867	30,287	893	11,778	2,951	4,943
Other expenses	54,285	16,911	57,871	70,041	91,954	4,189	39,562	11,640	3,696

Total expenses	23,802,215	7,647,989	26,915,853	28,833,683	32,312,553	847,821	11,579,461	2,970,592	6,520,693
Compensating balance credits	(90,859)	(25,631)	(42,356)	(50,772)	(116,796)	(4,921)	(51,923)	(4,913)	(23,142)
Fees waived by distributor	(28)	–	(884)	(610,465)	(2,810)	(90)	(196)	–	(314)
Expenses reimbursed by investment adviser
Investment Class						(3,752)
Service Class		(18,468)	(41,336)	(209,233)	(30,446)		(81,946)	(7,658)
Consultant Class						(4,743)
R Class			(3,638)	(4,721)		(3,291)	(4,837)		(4,627)
K Class	(3,293)		(3,348)	(3,361)	(2,767)	(3,321)	(3,358)		(3,348)

Net expenses	23,708,035	7,603,890	26,824,291	27,955,131	32,159,734	827,703	11,437,201	2,958,021	6,489,262

Net investment income (loss)	2,409,879	5,174,888	2,318,365	(3,384,472)	35,856,088	146,471	8,129,426	2,880,989	(2,013,264)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	(36,849,351)	49,776,927	27,377,793	191,215,380	124,882,477	(5,554,666)	1,020,247	13,381,271	(9,642,164)
Affiliated Companies	(7,807,007)	(47,100)	35,426,975	(16,404,154)	(5,710,822)	–	(10,060,824)	52,543	–
Net change in unrealized appreciation
(depreciation) on investments and foreign currency	(184,686,094)	(121,464,086)	119,378,513	(262,483,455)	(497,807,198)	(8,669,724)	(245,330,541)	(60,108,425)	76,855,563

Net realized and unrealized gain(loss) on
investments and foreign currency	(229,342,452)	(71,734,259)	182,183,281	(87,672,229)	(378,635,543)	(14,224,390)	(254,371,118)	(46,674,611)	67,213,399

NET INCREASE (DECREASE) IN NET ASSETS
FROM INVESTMENT OPERATIONS	$(226,932,573)	$(66,559,371)	$184,501,646	$(91,056,701)	$(342,779,455)	$(14,077,919)	$(246,241,692)	$(43,793,622)	$65,200,135

112 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2008 (unaudited)

							Royce
							European
	Royce	Royce	Royce	Royce	Royce	Royce	Smaller-	Royce	Royce
	Value Plus	Technology	100	Discovery	Financial	Dividend	Companies	Global	SMid-Cap
	Fund	Value Fund	Fund	Fund	Services Fund	Value Fund	Fund	Value Fund	Value Fund
INVESTMENT INCOME:
Income:
Dividends
Non-Affiliated Companies	$6,114,097	$9,310	$186,616	$24,379	$84,035	$95,520	$213,951	$265,266	$10,347
Affiliated Companies	1,419,446
Interest	2,505,646	24,137	45,375	3,252	9,917	7,187	13,272	46,015	5,091
Securities lending	2,847,409	–	–	–	–	–	–	–	–

Total income	12,886,598	33,447	231,991	27,631	93,952	102,707	227,223	311,281	15,438

Expenses:
Investment advisory fees	13,912,520	92,108	194,217	17,656	27,168	30,585	55,210	152,436	9,299
Distribution fees	3,413,716	18,422	40,117	4,414	6,792	5,376	11,042	30,487	2,325
Shareholder servicing	1,495,764	11,871	26,010	6,195	7,701	12,588	8,284	10,882	5,326
Shareholder reports	642,274	10,385	10,225	1,961	2,686	3,181	3,802	4,391	986
Custody	122,133	3,244	4,416	2,583	14,832	3,030	21,865	16,693	3,520
Administrative and office facilities	117,904	678	1,498	160	198	250	365	803	58
Registration	99,975	7,931	14,436	6,785	8,218	15,719	10,196	14,566	13,532
Trustees’ fees	44,205	230	572	55	77	91	142	343	27
Audit	24,000	5,000	7,500	5,000	5,000	7,500	5,000	5,000	5,000
Legal	15,436	88	480	21	26	33	46	102	7
Other expenses	28,811	1,118	2,714	1,135	1,120	1,651	1,182	88	1,025

Total expenses	19,916,738	151,075	302,185	45,965	73,818	80,004	117,134	235,791	41,105
Compensating balance credits	(34,776)	(496)	(1,370)	(98)	(434)	(41)	(1,705)	(1,055)	(128)
Fees waived by investment adviser and distributor	(212)	(26,048)	(6,491)	(19,558)	(32,904)	(24,978)	(40,785)	(28,950)	(11,623)
Expenses reimbursed by investment adviser
Investment Class			(6,226)			(10,105)
Service Class						(1,575)			(15,499)
R Class	(4,796)		(3,289)
K Class	(3,353)		(3,320)

Net expenses	19,873,601	124,531	281,489	26,309	40,480	43,305	74,644	205,786	13,855

Net investment income (loss)	(6,987,003)	(91,084)	(49,498)	1,322	53,472	59,402	152,579	105,495	1,583

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments and foreign currency
Non-Affiliated Companies	10,587,413	(1,533,416)	266,437	(278,704)	44,473	(45,267)	(581,656)	(368,704)	82,829
Affiliated Companies	(13,620,851)	–	–	–	–	–	–	–	–
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(227,166,109)	(361,448)	(3,289,477)	(257,561)	(943,059)	(331,404)	(84,315)	1,544,291	(126,567)

Net realized and unrealized gain (loss) on investments and foreign currency	(230,199,547)	(1,894,864)	(3,023,040)	(536,265)	(898,586)	(376,671)	(665,971)	1,175,587	(43,738)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$(237,186,550)	$(1,985,948)	$(3,072,538)	$(534,943)	$(845,114)	$(317,269)	$(513,392)	$1,281,082	$(42,155)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 113

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund – Investment Class
†2008	$10.82	$0.02	$(0.55)	$(0.53)	$–	$–	$–	$–	$10.29	(4.90	)%#	$3,139,150	0.89	%*	0.89	%*	0.89	%*	0.37%*	17%
2007	11.57	0.05	0.29	0.34	(0.08)	(1.01)	(1.09)	–	10.82	2.75		3,157,742	0.89		0.88		0.88		0.44	43
2006	10.78	0.04	1.56	1.60	(0.04)	(0.77)	(0.81)	–	11.57	14.78		2,867,562	0.88		0.87		0.87		0.39	38
2005	10.14	0.05	1.22	1.27	–	(0.63)	(0.63)	–	10.78	12.50		1,864,481	0.90		0.90		0.90		0.49	26
2004	8.88	(0.02)	1.81	1.79	–	(0.53)	(0.53)	–	10.14	20.23		1,243,059	0.89		0.89		0.89		(0.20)	32
2003	6.59	(0.01)	2.66	2.65	–	(0.36)	(0.36)	–	8.88	40.29		839,604	0.93		0.93		0.93		(0.17)	30

Royce Pennsylvania Mutual Fund – Service Class(a)
†2008	$10.78	$0.01	$(0.55)	$(0.54)	$–	$–	$–	$–	$10.24	(5.01	)%#	$65,010	1.09	%*	1.09	%*	1.09	%*	0.17%*	17%
2007	11.53	0.03	0.28	0.31	(0.05)	(1.01)	(1.06)	–	10.78	2.56		55,478	1.10		1.09		1.09		0.24	43
2006	10.77	(0.04)	1.61	1.57	(0.04)	(0.77)	(0.81)	–	11.53	14.49		40,049	1.16		1.16		1.14		0.30	38
2005	10.93	0.02	0.45	0.47	–	(0.63)	(0.63)	–	10.77	4.27	#	104	26.06	*	26.06	*	1.14	*	1.32 *	26

Royce Pennsylvania Mutual Fund – Consultant Class
†2008	$10.09	$(0.03)	$(0.51)	$(0.54)	$–	$–	$–	$–	$9.55	(5.35	)%#	$1,028,058	1.87	%*	1.86	%*	1.86	%*	(0.61)%*	17%
2007	10.89	(0.06)	0.27	0.21	–	(1.01)	(1.01)	–	10.09	1.73		1,164,136	1.89		1.88		1.88		(0.55)	43
2006	10.25	(0.07)	1.48	1.41	–	(0.77)	(0.77)	–	10.89	13.71		1,163,265	1.87		1.86		1.86		(0.61)	38
2005	9.77	(0.04)	1.15	1.11	–	(0.63)	(0.63)	–	10.25	11.32		904,160	1.89		1.89		1.88		(0.52)	26
2004	8.65	(0.11)	1.76	1.65	–	(0.53)	(0.53)	–	9.77	19.14		753,388	1.89		1.89		1.89		(1.20)	32
2003	6.50	(0.09)	2.60	2.51	–	(0.36)	(0.36)	–	8.65	38.69		484,439	1.94		1.94		1.94		(1.19)	30

Royce Pennsylvania Mutual Fund – R Class(b)
†2008	$10.78	$(0.03)	$(0.55)	$(0.57)	$–	$–	$–	$–	$10.21	(5.29	)%#	$5,903	1.66	%*	1.65	%*	1.65	%*	(0.37)%*	17%
2007	12.71	(0.11)	(0.75)	(0.86)	(0.06)	(1.01)	(1.07)	–	10.78	(6.91	)#	871	7.52	*	7.50	*	1.74	*	(0.42)*	43

Royce Pennsylvania Mutual Fund – K Class(c)
†2008	$10.00	$(0.01)	$(0.55)	$(0.56)	$–	$–	$–	$–	$9.44	(5.60	)%#	$88	30.19	%*	30.19	%*	1.59	%*	(0.50)%*	17%

Royce Micro-Cap Fund – Investment Class
†2008	$15.72	$(0.10)	$(1.19)	$(1.09)	$–	$–	$–	$–	$14.63	(6.93	)%#	$733,029	1.53	%*	1.52	%*	1.52	%*	1.35 )%*	21%
2007	17.35	0.00	1.22	1.22	(0.45)	(2.40)	(2.85)	–	15.72	7.07		693,320	1.46		1.46		1.46		(0.06)	49
2006	15.90	(0.06)	3.58	3.52	(0.28)	(1.79)	(2.07)	–	17.35	22.31		682,513	1.44		1.43		1.43		(0.31)	42
2005	15.71	(0.10)	1.90	1.80	(0.13)	(1.48)	(1.61)	–	15.90	11.50		497,917	1.49		1.49		1.48		(0.72)	31
2004	14.93	(0.15)	2.47	2.32	–	(1.54)	(1.54)	–	15.71	15.78		473,248	1.56		1.56		1.47		(0.94)	44
2003	10.16	(0.13)	5.47	5.34	–	(0.57)	(0.57)	–	14.93	52.62		431,808	1.67		1.67		1.48		(1.09)	44

Royce Micro-Cap Fund – Service Class
†2008	$15.63	$(0.09)	$(1.18)	$(1.09)	$–	$–	$–	$–	$14.54	(6.97	)%#	$36.327	1.79	%*	1.79	%*	1.66	%*	1.17 )%*	21%
2007	17.27	(0.14)	1.33	1.19	(0.43)	(2.40)	(2.83)	–	15.63	6.90		27,224	1.72		1.71		1.66		(0.21)	49
2006	15.85	(0.18)	3.65	3.47	(0.26)	(1.79)	(2.05)	–	17.27	22.02		7,521	1.93		1.93		1.66		(0.50)	42
2005	15.68	(0.11)	1.89	1.78	(0.13)	(1.48)	(1.61)	–	15.85	11.39		2,742	2.75		2.75		1.49		(0.72)	31
2004	14.91	(0.16)	2.47	2.31	–	(1.54)	(1.54)	–	15.68	15.73		1,152	3.07		3.07		1.49		(1.06)	44
2003	10.16	(0.15)	5.47	5.32	–	(0.57)	(0.57)	–	14.91	52.42		202	17.16		17.16		1.49		(1.11)	44
114 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Fund – Consultant Class
†2008	$14.51	$0.03	$(0.10)	$(1.07)	$–	$–	$–	$–	$13.44	(7.37	)%#	$174,580	2.45	%*	2.44	%*	2.44	%*	0.46%*	21%
2007	16.21	(0.16)	1.13	0.97	(0.27)	(2.40)	(2.67)	–	14.51	6.01		203,044	2.45		2.45		2.45		(1.06)	49
2006	14.98	(0.21)	3.35	3.14	(0.12)	(1.79)	(1.91)	–	16.21	21.10		221,411	2.44		2.42		2.42		(1.30)	42
2005	14.92	(0.25)	1.79	1.54	–	(1.48)	(1.48)	–	14.98	10.37		173,017	2.49		2.49		2.49		(1.72)	31
2004	14.39	(0.29)	2.36	2.07	–	(1.54)	(1.54)	–	14.92	14.62		169,813	2.56		2.56		2.47		(1.94)	44
2003	9.91	(0.25)	5.30	5.05	–	(0.57)	(0.57)	–	14.39	51.01		144,451	2.74		2.74		2.49		(2.10)	44

Royce Premier Fund – Investment Class
†2008	$17.36	$0.01	$0.69	$0.70	$–	$–	$–	$–	$18.06	4.03	%#	$3,922,552	1.12	%*	1.12	%*	1.12	%*	0.10%*	5%
2007	17.66	0.07	2.21	2.28	(0.28)	(2.30)	(2.58)	–	17.36	12.73		3,702,043	1.10		1.10		1.10		0.29	21
2006	16.86	0.03	1.47	1.50	(0.07)	(0.63)	(0.70)	–	17.66	8.81		3,628,842	1.10		1.09		1.09		0.18	13
2005	15.12	(0.01)	2.59	2.58	–	(0.84)	(0.84)	–	16.86	17.07		3,382,086	1.13		1.13		1.13		(0.09)	20
2004	12.90	(0.06)	2.99	2.93	–	(0.71)	(0.71)	–	15.12	22.82		2,975,348	1.14		1.14		1.14		(0.43)	24
2003	9.39	(0.03)	3.67	3.64	–	(0.13)	(0.13)	–	12.90	38.74		1,713,001	1.16		1.16		1.16		(0.29)	26

Royce Premier Fund – Service Class
†2008	$17.25	$(0.01)	$0.69	$0.68	$–	$–	$–	$–	$17.93	3.94	%#	$265,256	1.37	%*	1.37	%*	1.34	%*	(0.12%*	5%
2007	17.56	0.01	2.23	2.24	(0.25)	(2.30)	(2.55)	–	17.25	12.56		246,313	1.38		1.38		1.29		(0.12)	21
2006	16.77	(0.00)	1.46	1.46	(0.04)	(0.63)	(0.67)	–	17.56	8.61		193,860	1.38		1.38		1.29		(0.01)	13
2005	15.07	(0.04)	2.58	2.54	–	(0.84)	(0.84)	–	16.77	16.86		135,927	1.37		1.37		1.29		(0.24)	20
2004	12.89	(0.08)	2.97	2.89	–	(0.71)	(0.71)	–	15.07	22.52		69,759	1.39		1.39		1.29		(0.57)	24
2003	9.39	(0.04)	3.67	3.63	–	(0.13)	(0.13)	–	12.89	38.63		32,307	1.42		1.42		1.29		(0.33)	26

Royce Premier Fund – Consultant Class(d)
†2008	$16.57	$(0.07)	$0.66	$0.59	$–	$–	$–	$–	$17.16	3.56	%#	$47,262	2.10	%*	2.09	%*	2.09	%*	(0.87)%*	5%
2007	16.96	(0.13)	2.13	2.00	(0.09)	(2.30)	(2.39)	–	16.57	11.60		51,700	2.10		2.09		2.09		(0.70)	21
2006	16.31	(0.14)	1.42	1.28	–	(0.63)	(0.63)	–	16.96	7.74		50,862	2.12		2.11		2.11		(0.83)	13
2005	14.80	(0.17)	2.52	2.35	–	(0.84)	(0.84)	–	16.31	15.88		47,310	2.17		2.17		2.17		(1.12)	20
2004	12.80	(0.22)	2.93	2.71	–	(0.71)	(0.71)	–	14.80	21.27		26,805	2.35		2.35		2.35		(1.59)	24
2003	10.52	(0.08)	2.49	2.41	–	(0.13)	(0.13)	–	12.80	22.88	#	5,401	4.25	*	4.25	*	2.49	*	(1.22)*	26

Royce Premier Fund – Institutional Class
†2008	$17.42	$0.02	$0.69	$0.71	$–	$–	$–	$–	$18.13	4.08	%#	$524,798	1.01	%*	1.01	%*	1.01	%*	0.21%*	5%
2007	17.71	0.06	2.25	2.31	(0.30)	(2.30)	(2.60)	–	17.42	12.86		450,492	1.01		1.00		1.00		0.40	21
2006	16.91	0.05	1.47	1.52	(0.09)	(0.63)	(0.72)	–	17.71	8.88		355,293	1.01		1.00		1.00		0.27	13
2005	15.15	0.01	2.59	2.60	–	(0.84)	(0.84)	–	16.91	17.17		235,886	1.02		1.02		1.02		0.04	20
2004	12.91	(0.04)	2.99	2.95	–	(0.71)	(0.71)	–	15.15	22.96		104,497	1.06		1.06		1.04		(0.30)	24
2003	9.39	(0.00)	3.65	3.65	–	(0.13)	(0.13)	–	12.91	38.84		24,106	1.14		1.14		1.04		(0.03)	26

Royce Premier Fund – W Class(e)
†2008	$17.36	$0.01	$0.70	$0.71	$–	$–	$–	$–	$18.07	4.90	%#	$398,762	1.04	%*	1.04	%*	1.04	%*	0.17%*	5%
2007	17.67	0.07	2.21	2.28	(0.29)	(2.30)	(2.59)	–	17.36	12.72		332,720	1.05		1.05		1.05		0.34	21
2006	16.87	0.04	1.46	1.50	(0.07)	(0.63)	(0.70)	–	17.67	8.82		299,129	1.08		1.07		1.07		0.20	13
2005	14.37	0.01	3.33	3.34	–	(0.84)	(0.84)	–	16.87	23.25	#	283,095	1.04	*	1.04	*	1.04	*	0.06 *	20
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 115

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Premier Fund – R Class(b)
†2008	$17.36	$(0.05)	$0.68	$0.63)	$–	$–	$–	$–	$17.99	3.63	)%#	$420	4.43	%*	4.43	%*	1.84	%*	(0.61	)%*	5%
2007	20.38	(0.02)	(0.49)	(0.51)	(0.21)	(2.30)	(2.51)	–	17.36	(2.67	)#	97	14.23	*	14.23	*	1.74	*	(0.18	)*	21

Royce Premier Fund – K Class(c)
†2008	$10.00	$(0.01)	$(0.32)	$(0.33)	$–	$–	$–	$–	$9.67	(3.30	)%#	$50	53.17	%*	53.17	%*	1.59	%*	(0.76	)%*	5%

Royce Low-Priced Stock Fund – Investment Class(f)
†2008	$14.75	$0.00	$(0.27)	$(0.27)	$–	$–	$–	$–	$14.48	(1.83	)%#	$40,373	1.24	%*	1.24	%*	1.24	%*	0.03	%*	15%
2007	17.06	(2.35)	2.58	0.23	(0.49)	(2.05)	(2.54)	–	14.75	1.15	#	29,260	2.11	*	2.12	*	1.24	*	0.44	*	30

Royce Low-Priced Stock Fund – Service Class
†2008	$14.78	$(0.02)	$(0.27)	$(0.29)	$–	$–	$–	$–	$14.49	(1.96	)%#	$3,040,834	1.55	%*	1.55	%*	1.49	%*	(0.25	%*	15%
2007	16.83	0.02	0.40	0.42	(0.42)	(2.05)	(2.47)	–	14.78	2.32		3,337,488	1.53		1.53		1.49		(0.16)		30
2006	15.53	(0.05)	3.00	2.95	(0.12)	(1.53)	(1.65)	–	16.83	18.97		4,065,946	1.51		1.51		1.46		(0.37)		27
2005	15.33	(0.10)	1.58	1.48	–	(1.28)	(1.28)	–	15.53	9.66		3,909,389	1.54		1.54		1.49		(0.68)		21
2004	13.98	(0.14)	2.04	1.90	–	(0.55)	(0.55)	–	15.33	13.64		4,769,417	1.71		1.71		1.49		(1.00)		26
2003	9.75	(0.07)	4.36	4.29	–	(0.06)	(0.06)	–	13.98	44.02		3,046,100	1.94		1.94		1.49		(0.70)		42

Royce Low-Priced Stock Fund – Institutional Class(g)
†2008	$14.76	$0.01	$(0.28)	$(0.27)	$–	$–	$–	$–	$14.49	(1.83	)%#	$887,897	1.17	%*	1.17	%*	1.17	%*	0.08	%*	15%
2007	16.82	(0.04)	0.51	0.47	(0.48)	(2.05)	(2.53)	–	14.76	2.61		869,042	1.22		1.22		1.22		0.12		30
2006	15.84	(0.18)	2.87	2.69	(0.18)	(1.53)	(1.71)	–	16.82	16.94	#	608,092	1.20	*	1.19	*	1.19	*	0.02	*	27

Royce Low-Priced Stock Fund – R Class(b)
†2008	$14.76	$(0.04)	$(0.28)	$(0.32)	$–	$–	$–	$–	$14.44	(2.17	)%#	$133	10.36	%*	10.35	%*	1.84	%*	(0.57	)%*	15%
2007	18.69	(0.02)	(1.44)	(1.46)	(0.42)	(2.05)	(2.47)	–	14.76	(7.96	)#	92	11.93	*	11.93	*	1.74	*	(0.28	)*	30

Royce Low-Priced Stock Fund – K Class(c)
†2008	$10.00	$(0.01)	$(0.41)	$(0.42)	$–	$–	$–	$–	$9.58	(4.20	)%#	$45	59.30	%*	59.30	%*	1.59	%*	(0.77	)%*	15%

Royce Total Return Fund – Investment Class
†2008	$12.93	$0.09	$(0.85)	$(0.76)	$(0.09)	$–	$(0.09)	$–	$12.08	(5.90	)%#	$3,874,361	1.13	%*	1.12	%*	1.12	%*	1.48	%*	13%
2007	13.75	0.19	0.16	0.35	(0.17)	(1.00)	(1.17)	–	12.93	2.39		4,214,156	1.08		1.08		1.08		1.29		27
2006	12.60	0.18	1.64	1.82	(0.15)	(0.52)	(0.67)	–	13.75	14.54		4,438,964	1.09		1.09		1.09		1.31		25
2005	12.26	0.14	0.87	1.01	(0.12)	(0.55)	(0.67)	–	12.60	8.23		4,258,135	1.12		1.12		1.12		1.13		24
2004	10.69	0.11	1.75	1.86	(0.12)	(0.17)	(0.29)	–	12.26	17.52		3,738,851	1.15		1.15		1.15		1.08		22
2003	8.37	0.11	2.39	2.50	(0.10)	(0.08)	(0.18)	–	10.69	29.99		2,289,013	1.18		1.18		1.18		1.27		20

Royce Total Return Fund – Service Class
†2008	$12.82	$0.08	$(0.85)	$(0.77)	$(0.08)	$–	$(0.08)	$–	$11.97	(6.06	)%#	$231,039	1.36	%*	1.36	%*	1.34	%*	1.27	%*	13%
2007	13.61	0.15	0.17	0.32	(0.11)	(1.00)	(1.11)	–	12.82	2.20		268,562	1.39		1.39		1.29		1.09		27
2006	12.46	0.15	1.63	1.78	(0.11)	(0.52)	(0.63)	–	13.61	14.32		371,755	1.34		1.34		1.29		1.12		25
2005	12.12	0.12	0.86	0.98	(0.09)	(0.55)	(0.64)	–	12.46	8.07		315,602	1.36		1.36		1.29		0.98		24
2004	10.57	0.10	1.72	1.82	(0.10)	(0.17)	(0.27)	–	12.12	17.38		261,212	1.38		1.38		1.29		0.95		22
2003	8.28	0.11	2.34	2.45	(0.08)	(0.08)	(0.16)	–	10.57	29.71		131,813	1.45		1.45		1.28		1.28		20

116 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total		Net Assets, End of Period	Prior to Fee Waivers and		Prior to Fee		Net of Fee		Income (Loss) to Average		Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Balance Credits		Waivers		Waivers		Net Assets		Rate

Royce Total Return Fund – Consultant Class
†2008	$12.91	$0.03	$(0.85)	$(0.82)	$(0.03)	$–	$(0.03)	$–	$12.06	(6.36	)%#	$540,045	2.09	%*	2.08	%*	2.08	%*	0.52	%*	13%
2007	13.73	0.04	0.17	0.21	(0.03)	(1.00)	(1.03)	–	12.91	1.35		648,191	2.08		2.07		2.07		0.30		27
2006	12.58	0.05	1.64	1.69	(0.02)	(0.52)	(0.54)	–	13.73	13.45		689,311	2.07		2.06		2.06		0.34		25
2005	12.24	0.02	0.87	0.89	–	(0.55)	(0.55)	–	12.58	7.18		606,618	2.10		2.10		2.10		0.17		24
2004	10.68	0.01	1.73	1.74	(0.01)	(0.17)	(0.18)	–	12.24	16.35		501,635	2.13		2.13		2.13		0.10		22
2003	8.37	0.02	2.37	2.39	–	(0.08)	(0.08)	–	10.68	28.61		309,136	2.19		2.19		2.19		0.26		20

Royce Total Return Fund – Institutional Class(h)
†2008	$12.95	$0.10	$(0.85)	$(0.75)	$(0.10)	$–	$(0.10)	$–	$12.10	(5.81	)%#	$236,308	0.99	%*	0.99	%*	0.99	%*	1.62	%*	13%
2007	13.77	0.20	0.17	0.37	(0.19)	(1.00)	(1.19)	–	12.95	2.52		257,066	0.99		0.99		0.99		1.38		27
2006	12.63	0.19	1.65	1.84	(0.18)	(0.52)	(0.70)	–	13.77	14.62		282,295	1.00		0.99		0.99		1.42		25
2005	12.30	0.16	0.86	1.02	(0.14)	(0.55)	(0.69)	–	12.63	8.31		214,275	1.00		1.00		1.00		1.30		24
2004	10.71	0.13	1.76	1.89	(0.13)	(0.17)	(0.30)	–	12.30	17.78		124,286	1.04		1.04		1.04		1.20		22
2003	7.88	0.10	2.90	3.00	(0.09)	(0.08)	(0.17)	–	10.71	38.16	#	67,912	1.07	*	1.07	*	1.04	*	1.54	*	20

Royce Total Return Fund – W Class(e)
†2008	$12.95	$0.10	$(0.86)	$(0.76)	$(0.10)	$–	$(0.10)	$–	$12.09	(5.93	)%#	$191,358	1.09	%*	1.09	%*	1.09	%*	1.50	%*	13%
2007	13.76	0.19	0.18	0.37	(0.18)	(1.00)	(1.18)	–	12.95	2.49		250,178	1.06		1.06		1.06		1.31		27
2006	12.61	0.18	1.65	1.83	(0.16)	(0.52)	(0.68)	–	13.76	14.54		220,716	1.10		1.09		1.09		1.33		25
2005	11.97	0.11	1.17	1.28	(0.09)	(0.55)	(0.64)	–	12.61	10.68	#	144,506	1.06	*	1.06	*	1.06	*	1.38	*	24

Royce Total Return Fund – R Class(b)
†2008	$12.93	$0.05	$(0.85)	$(0.80)	$(0.05)	$–	$(0.05)	$–	$12.08	(6.23	)%#	$3,413	2.13	%*	2.11	%*	1.84	%*	0.86	%*	13%
2007	14.89	(0.02)	(0.87)	(0.89)	(0.07)	(1.00)	(1.07)	–	12.93	(6.15	)#	1,224	6.15	*	6.14	*	1.74	*	0.78	*	27

Royce Total Return Fund – K Class(i)
†2008	$10.00	$0.03	$(0.51)	$(0.48)	$(0.02)	$–	$(0.02)	$–	$9.50	(4.86	)%#	$2,882	4.94	%*	4.94	%*	1.59	%*	1.93	%*	13%

Royce Heritage Fund – Investment Class(f)
†2008	$12.88	$0.03	$(1.52)	$(1.49)	$–	$–	$–	$–	$11.39	(11.57	)%#	$7,106	1.34	%*	1.33	%*	1.24	%*	0.54	%*	77%
2007	14.03	(0.01)	0.28	0.27	–	(1.42)	(1.42)	–	12.88	1.64	#	8,884	3.33	*	3.33	*	1.24	*	(0.06	)*	138

Royce Heritage Fund – Service Class
†2008	$12.88	$0.02	$(1.52)	$(1.50)	$–	$–	$–	$–	$11.38	(11.65	)%#	$92,258	1,49	%*	1,48	%*	1,48	%*	0.31	%*	77%
2007	14.09	(0.02)	0.22	0.20	–	(1.42)	(1.42)	0.01	12.88	1.20		103,652	1.42		1.42		1.27		(0.10)		138
2006	12.47	0.01	2.82	2.83	–	(1.21)	(1.21)	–	14.09	22.62		95,349	1.48		1.47		1.32		(0.05)		98
2005	13.00	(0.06)	1.21	1.15	–	(1.68)	(1.68)	–	12.47	8.74		58,905	1.58		1.58		1.43		(0.44)		142
2004	12.19	(0.12)	2.57	2.45	–	(1.64)	(1.64)	–	13.00	20.35		52,891	1.55		1.55		1.49		(0.95)		86
2003	9.03	(0.08)	3.51	3.43	–	(0.27)	(0.27)	–	12.19	38.09		34,143	1.63		1.63		1.49		(0.81)		25

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 117

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Heritage Fund – Consultant Class
†2008	$11.10	$(0.04)	$(1.31)	$(1.35)	$–	$–	$–	$0.01	$9.76	(12.07	)%#	$6,383	2.66	%*	2.65	%*	2.49	%*	(0.70)%*	77%
2007	12.47	(0.17)	0.21	0.04	–	(1.42)	(1.42)	0.01	11.10	0.07		6,728	2.61		2.60		2.49		(1.33)	138
2006	11.29	(0.14)	2.53	2.39	–	(1.21)	(1.21)	–	12.47	21.08		3,879	3.20		3.18		2.49		(1.12)	98
2005	12.03	(0.17)	1.11	0.94	–	(1.68)	(1.68)	–	11.29	7.70		2,507	3.99		3.99		2.49		(1.50)	142
2004	11.50	(0.23)	2.40	2.17	–	(1.64)	(1.64)	–	12.03	19.11		1,885	5.21		5.21		2.49		(1.94)	86
2003	8.62	(0.18)	3.33	3.15	–	(0.27)	(0.27)	–	11.50	36.65		762	8.20		8.20		2.49		(1.81)	25

Royce Heritage Fund – R Class(c)
†2008	$10.00	$0.00	$(0.99)	$(0.99)	$–	$–	$–	$–	$9.01	(9.90	)%#	$90	29.23	%*	29.22	%*	1.84	%*	0.10%*	77%

Royce Heritage Fund – K Class(c)
†2008	$10.00	$0.00	$(0.98)	$(0.98)	$–	$–	$–	$–	$9.02	(9.80	)%#	$90	28.98	%*	28.98	%*	1.59	%*	0.34%*	77%

Royce Opportunity Fund – Investment Class
†2008	$11.02	$0.05	$(1.29)	$(1.24)	$–	$–	$–	$–	$9.78	(11.25	)%#	$1,070,090	1.17	%*	1.17	%*	1.17	%*	0.89%*	23%
2007	13.04	0.06	(0.27)	(0.21)	(0.07)	(1.74)	(1.81)	–	11.02	(2.00)		1,550,045	1.11		1.10		1.10		0.36	50
2006	12.29	(0.01)	2.32	2.31	–	(1.56)	(1.56)	–	13.04	18.76		1,811,073	1.12		1.11		1.11		(0.05)	47
2005	13.31	(0.05)	0.70	0.65	–	(1.67)	(1.67)	–	12.29	4.76		1,490,999	1.14		1.14		1.14		(0.38)	42
2004	12.14	(0.07)	2.17	2.10	–	(0.93)	(0.93)	–	13.31	17.51		1,677,215	1.14		1.14		1.14		(0.55)	47
2003	7.37	(0.06)	5.41	5.35	–	(0.58)	(0.58)	–	12.14	72.87		1,311,815	1.15		1.15		1.15		(0.65)	55

Royce Opportunity Fund – Service Class
†2008	$10.80	$0.03	$(1.25)	$(1.22)	$–	$–	$–	$–	$9.58	(11.30	)%#	$258,639	1.41	%*	1.40	%*	1.34	%*	0.65%*	23%
2007	12.82	0.02	(0.25)	(0.23)	(0.05)	(1.74)	(1.79)	–	10.80	(2.22)		293,012	1.39		1.39		1.29		0.14	50
2006	12.13	(0.03)	2.28	2.25	–	(1.56)	(1.56)	–	12.82	18.51		291,911	1.40		1.40		1.29		(0.20)	47
2005	13.17	(0.07)	0.70	0.63	–	(1.67)	(1.67)	–	12.13	4.66		167,369	1.41		1.41		1.29		(0.53)	42
2004	12.05	(0.09)	2.14	2.05	–	(0.93)	(0.93)	–	13.17	17.22		230,068	1.43		1.43		1.29		(0.70)	47
2003	7.33	(0.08)	5.38	5.30	–	(0.58)	(0.58)	–	12.05	72.59		90,243	1.45		1.45		1.29		(0.79)	55

Royce Opportunity Fund – Consultant Class(j)
†2008	$10.78	$(0.02)	$(1.25)	$(1.27)	$–	$–	$–	$–	$9.51	(11.78	)%#	$7,071	2.44	%*	2.43	%*	2.43	%*	(0.44)%*	23%
2007	12.90	(0.14)	(0.24)	(0.38)	–	(1.74)	(1.74)	–	10.78	(3.34)		7,982	2.48		2.46		2.46		(1.03)	50
2006	14.29	(0.12)	0.29	0.17	–	(1.56)	(1.56)	–	12.90	1.16	#	4,080	3.75	*	3.74	*	2.49	*	(1.24)*	47

Royce Opportunity Fund – Institutional Class
†2008	$11.09	$0.04	$(1.29)	$(1.25)	$–	$–	$–	$–	$9.84	(11.27	)%#	$539,489	1.04	%*	1.04	%*	1.04	%*	0.80%*	23%
2007	13.11	0.06	(0.25)	(0.19)	(0.09)	(1.74)	(1.83)	–	11.09	(1.89)		333,452	1.02		1.02		1.02		0.47	50
2006	12.34	0.00)	2.33	2.33	–	(1.56)	(1.56)	–	13.11	18.85		248,710	1.04		1.03		1.03		0.03	47
2005	13.34	(0.04)	0.71	0.67	–	(1.67)	(1.67)	–	12.34	4.90		199,293	1.05		1.05		1.04		(0.28)	42
2004	12.16	(0.06)	2.17	2.11	–	(0.93)	(0.93)	–	13.34	17.57		193,136	1.06		1.06		1.04		(0.44)	47
2003	7.38	(0.05)	5.41	5.36	–	(0.58)	(0.58)	–	12.16	72.91		85,813	1.08		1.08		1.04		(0.54)	55

118 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Opportunity Fund – R Class(b)
†2008	$11.02	$0.01	$(1.28)	$(1.27)	$–	$–	$–	$–	$9.75	(11.52	)%#	$48	15.56	%*	15.55	%*	1.84	%*	(0.17	)%*	23%
2007	14.43	(0.08)	(1.57)	(1.65)	(0.02)	(1.74)	(1.76)	–	11.02	(11.77	)#	88	14.59	*	14.59	*	1.74	*	(0.92	)*	50

Royce Opportunity Fund – K Class(c)
†2008	$10.00	$0.00	$(0.98)	$(0.98)	$–	$–	$–	$–	$9.02	(9.80	)%#	$39	65.18	%*	65.17	%*	1.59	%*	0.20	%*	23%

Royce Special Equity Fund – Investment Class
†2008	$18.27	$0.10	$(1.52)	$(1.42)	$–	$–	$–	$–	$16.85	(7.77	)%#	$323,319	1.16	%*	1.16	%*	1.16	%*	1.13	%*	7%
2007	19.72	0.13	0.86	0.99	(0.12)	(2.32)	(2.44)	–	18.27	4.74		385,864	1.12		1.11		1.11		0.57		29
2006	18.70	0.11	2.53	2.64	(0.11)	(1.51)	(1.62)	–	19.72	14.00		438,427	1.13		1.13		1.13		0.51		16
2005	19.61	0.23	(0.42)	(0.19)	(0.22)	(0.50)	(0.72)	–	18.70	(0.99)		523,961	1.14		1.14		1.14		0.94		22
2004	17.97	0.20	2.28	2.48	(0.18)	(0.67)	(0.85)	0.01	19.61	13.91		856,537	1.15		1.15		1.15		1.02		17
2003	14.24	0.05	3.86	3.91	(0.05)	(0.15)	(0.20)	0.02	17.97	27.64		721,334	1.19		1.19		1.19		0.35		22

Royce Special Equity Fund – Service Class(k)
†2008	$18.28	$0.08	$(1.52)	$(1.44)	$–	$–	$–	$–	$16.84	(7.88	)%#	$3,312	1.89	%*	1.88	%*	1.35	%*	0.93	%*	7%
2007	19.73	0.03	0.92	0.95	(0.09)	(2.32)	(2.41)	0.01	18.28	4.58		2,758	2.04		2.03		1.35		0.27		29
2006	18.66	0.10	2.48	2.58	–	(1.51)	(1.51)	–	19.73	(13.70)		1,200	1.69		1.69		1.35		0.52		16
2005	19.56	0.17	(0.41)	(0.24)	(0.16)	(0.50)	(0.66)	–	18.66	(1.23)		7,606	1.48		1.48		1.35		0.65		22
2004	17.95	0.09	2.35	2.44	(0.16)	(0.67)	(0.83)	–	19.56	13.66		12,743	1.55		1.55		1.35		0.74		17
2003	16.38	(0.02)	1.80	1.78	(0.06)	(0.15)	(0.21)	–	17.95	10.90	#	5,387	1.79	*	1.79	*	1.35	*	(0.04	)*	22

Royce Special Equity Fund – Consultant Class(d)
†2008	$17.87	$0.01	$(1.48)	$(1.47)	$–	$–	$–	$–	$16.40	(8.23	)%#	$13,601	2.23	%*	2.22	%*	2.22	%*	0.08	%*	7%
2007	19.43	(0.10)	0.86	0.76	–	(2.32)	(2.32)	–	17.87	3.63		15,778	2.20		2.19		2.19		(0.50)		29
2006	18.55	(0.12)	2.51	2.39	–	(1.51)	(1.51)	–	19.43	12.75		17,231	2.23		2.22		2.22		(0.60)		16
2005	19.47	(0.03)	(0.39)	(0.42)	–	(0.50)	(0.50)	–	18.55	(2.16)		17,517	2.26		2.26		2.26		(0.15)		22
2004	17.89	(0.02)	2.28	2.26	(0.01)	(0.67)	(0.68)	–	19.47	12.66		20,277	2.28		2.28		2.28		(0.09)		17
2003	15.06	(0.08)	3.07	2.99	(0.01)	(0.15)	(0.16)	–	17.89	19.91	#	9,944	3.21	*	3.21	*	2.20	*	(0.81	)*	22

Royce Special Equity Fund – Institutional Class(l)
†2008	$18.22	$0.11	$(1.52)	$(1.41)	$–	$–	$–	$–	$16.81	(7.74	)%#	$156,250	1.05	%*	1.05	%*	1.05	%*	1.23	%*	7%
2007	19.68	0.13	0.87	1.00	(0.14)	(2.32)	(2.46)	–	18.22	4.79		157,100	1.04		1.04		1.04		0.64		29
2006	18.66	0.12	2.54	2.66	(0.13)	(1.51)	(1.64)	–	19.68	14.12		147,661	1.05		1.05		1.05		0.58		16
2005	19.58	0.21	(0.39)	(0.18)	(0.24)	(0.50)	(0.74)	–	18.66	(0.93)		154,195	1.05		1.05		1.05		1.08		22
2004	17.95	0.10	2.40	2.50	(0.20)	(0.67)	(0.87)	–	19.58	13.97		162,819	1.07		1.07		1.07		1.07		17
2003	15.78	0.01	2.37	2.38	(0.06)	(0.15)	(0.21)	–	17.95	15.14	#	13,439	1.36	*	1.36	*	1.10	*	0.24	*	22

Royce Value Fund – Investment Class(f)
†2008	$10.62	$(0.01)	$0.86	$0.85	$–	$–	$–	$–	$11.47	8.00	%#	$24,204	1.18	%*	1.18	%*	1.18	%*	(0.22	)%*	20%
2007	11.22	(0.32)	0.60	0.28	(0.19)	(0.69)	(0.88)	–	10.62	2.36	#	13,233	1.89	*	1.88	*	1.24	*	0.06	*	67

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 119

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Prior to Fee Waivers and Balance Credits		Prior to Fee Waivers		Net of Fee Waivers		Income (Loss) to Average Net Assets		Portfolio Turnover Rate

Royce Value Fund – Service Class
†2008	$10.64	$(0.03)	$0.87	$0.84	$–	$–	$–	$–	$11.48	7.89	%#	$994,984	1.44	%*	1.43	%*	1.43	%*	(0.48	)%*	20%
2007	11.06	(0.03)	0.45	0.42	(0.16)	(0.69)	(0.85)	0.01	10.64	3.77		663,808	1.43		1.43		1.36		(0.08)		67
2006	9.67	(0.02)	1.63	1.61	(0.02)	(0.22)	(0.24)	0.02	11.06	16.76		452,383	1.43		1.42		1.31		(0.15)		41
2005	8.39	(0.03)	1.46	1.43	–	(0.16)	(0.16)	0.01	9.67	17.23		113,451	1.53		1.53		1.28		(0.31)		44
2004	6.56	(0.06)	2.07	2.01	–	(0.19)	(0.19)	0.01	8.39	30.94		38,713	2.15		2.15		1.49		(0.77)		83
2003	4.35	(0.04)	2.40	2.36	–	(0.15)	(0.15)	–	6.56	54.32		4,034	3.46		3.46		1.49		(0.73)		181

Royce Value Fund – Consultant Class(j)
†2008	$10.50	$(0.07)	$0.86	$0.79	$–	$–	$–	$–	$11.29	7.52	%#	$19,516	2.26	%*	2.25	%*	2.25	%*	(1.30	)%*	20%
2007	10.98	(0.16)	0.45	0.29	(0.09)	(0.69)	(0.78)	0.01	10.50	2.65		14,374	2.35		2.33		2.33		(1.05)		67
2006	10.94	(0.07)	0.32	0.25	(0.00)	(0.22)	(0.22)	0.01	10.98	2.33	#	4,424	4.35	*	4.34	*	2.49	*	(0.93	)*	41

Royce Value Fund – Institutional Class(m)
†2008	$10.61	$(0.01)	$0.86	$0.85	$–	$–	$–	$–	$11.46	8.01	%#	$174,144	1.04	%*	1.04	%*	1.04	%*	(0.11	)%*	20%
2007	11.04	0.02	0.43	0.45	(0.19)	(0.69)	(0.88)	–	10.61	4.00		172,877	1.03		1.03		1.03		0.25		67
2006	10.52	0.01	0.77	0.78	(0.04)	(0.22)	(0.26)	–	11.04	7.35	#	13,898	1.27	*	1.27	*	1.04	*	0.43	*	41

Royce Value Fund – R Class(n)
†2008	$10.63	$(0.05)	$0.86	$0.81	$–	$–	$–	$–	$11.44	7.62	%#	$212	10.14	%*	10.12	%*	1.84	%*	(0.87	)%*	20%
2007	11.64	(0.01)	(0.14)	(0.15)	(0.17)	(0.69)	(0.86)	–	10.63	(1.39	)#	99	16.39	*	16.39	*	1.74	*	(0.26	)*	67

Royce Value Fund – K Class(c)
†2008	$10.00	$(0.01)	$(0.27)	$(0.28)	$–	$–	$–	$–	$9.72	(2.80	)%#	$53	50.93	%*	50.93	%*	1.59	%*	(0.66	)%*	20%

Royce Value Plus Fund – Investment Class(f)
†2008	$13.80	$(0.01)	$(1.05)	$(1.06)	$–	$–	$–	$–	$12.74	(7.68	)%#	$85,180	1.07	%*	1.07	%*	1.07	%*	(0.16	)%*	18%
2007	14.38	(0.61)	0.81	0.20	(0.21)	(0.58)	(0.79)	0.01	13.80	1.33		66,888	1.33	*	1.32	*	1.24	*	(0.24	)*	42

Royce Value Plus Fund – Service Class
†2008	$13.81	$(0.03)	$(1.05)	$(1.08)	$–	$–	$–	$–	$12.73	(7.82	)%#	$2,619,280	1.43	%*	1.43	%*	1.43	%*	(0.51	)%*	18%
2007	14.09	(0.08)	0.54	0.46	(0.17)	(0.58)	(0.75)	0.01	13.81	3.24		2,690,448	1.41		1.40		1.33		(0.37)		42
2006	12.03	(0.06)	2.38	2.32	(0.00)	(0.27)	(0.27)	0.01	14.09	19.35		1,513,626	1.41		1.40		1.26		(0.45)		31
2005	10.94	(0.04)	1.47	1.43	–	(0.35)	(0.35)	0.01	12.03	13.20		293,856	1.42		1.42		1.17		(0.54)		62
2004	8.57	(0.08)	2.47	2.39	–	(0.04)	(0.04)	0.02	10.94	28.19		211,981	1.55		1.55		1.30		(0.84)		56
2003	4.97	(0.05)	4.01	3.96	–	(0.36)	(0.36)	–	8.57	79.88		20,405	2.01		2.01		1.49		(0.91)		161

Royce Value Plus Fund – Consultant Class(f)
†2008	$13.65	$(0.08)	$(1.04)	$(1.12)	$–	$–	$–	$–	$12.53	(8.21	)%#	$43,669	2.17	%*	2.16	%*	2.16	%*	(1.25	)%*	18%
2007	13.97	(0.20)	0.54	0.34	(0.09)	(0.58)	(0.67)	0.01	13.65	2.40		47,409	2.18		2.16		2.16		(1.18)		42
2006	13.85	(0.16)	0.55	0.39	–	(0.27)	(0.27)	–	13.97	2.78	#	12,956	2.91	*	2.90	*	2.49	*	(1.61	)*	31

Royce Value Plus Fund – Institutional Class(o)
†2008	$13.80	$(0.01)	$(1.05)	$(1.06)	$–	$–	$–	$–	$12.74	(7.68	)%#	$150,600	1.04	%*	1.03	%*	1.03	%*	(0.12	)%*	18%
2007	14.08	(0.17)	0.68	0.51	(0.21)	(0.58)	(0.79)	–	13.80	3.52		143,312	1.05		1.04		1.04		(0.05)		42
2006	14.20	(0.04)	0.21	0.17	(0.02)	(0.27)	(0.29)	–	14.08	1.16	#	30,985	1.17	*	1.17	*	1.04	*	(0.18	)*	31

120 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total		Net Assets, End of Period	Prior to Fee Waivers and		Prior to Fee		Net of Fee		Income (Loss) to Average	Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Balance Credits		Waivers		Waivers		Net Assets	Rate

Royce Value Plus Fund – R Class(n)
†2008	$13.80	$(0.06)	$(1.05)	$(1.11)	$–	$–	$–	$–	$12.69	(8.04	)%#	$64	14.45	%*	14.45	%*	1.84	%*	(0.90)%*	18%
2007	15.16	(0.03)	(0.57)	(0.60)	(0.18)	(0.58)	(0.76)	$–	13.80	(4.05	)#	96	16.18	*	16.18	*	1.74	*	(0.68)*	42

Royce Value Plus Fund – K Class(c)
†2008	$10.00	$(0.01)	$(0.58)	$(0.59)	$–	$–	$–	$–	$9.41	(5.90	)%#	$44	59.27	%*	59.27	%*	1.59	%*	(0.93)%*	18%

Royce Technology Value Fund – Service Class
†2008	$5.98	$(0.03)	$(0.69)	$(0.72)	$–	$–	$–	$–	$5.26	(12.04	)%#	$13,537	2.05	%*	2.04	%*	1.69	%*	(1.24)%*	87%
2007	6.41	(0.06)	0.19	0.13	–	(0.57)	(0.57)	0.01	5.98	1.93		16,809	1.96		1.95		1.80		(0.87)	224
2006	6.15	(0.09)	0.60	0.51	–	(0.26)	(0.26)	0.01	6.41	8.53		21,041	2.17		2.15		1.99		(1.35)	117
2005	6.73	(0.10)	(0.02)	(0.12)	–	(0.47)	(0.47)	0.01	6.15	(1.82)		27,705	2.18		2.18		1.99		(1.62)	94
2004	8.25	(0.15)	(0.69)	(0.84)	–	(0.72)	(0.72)	0.04	6.73	(9.64)		37,602	2.13		2.13		1.99		(1.94)	107
2003	4.33	(0.11)	4.01	3.90	–	(0.01)	(0.01)	0.03	8.25	90.72		102,408	2.11		2.11		1.99		(1.51)	64

Royce 100 Fund – Investment Class(f)
†2008	$8.23	$(0.00)	$(0.53)	$(0.53)	$–	$–	$–	$–	$7.70	(6.44	)%#	$6,745	1.42	%*	1.42	%*	1.24	%*	(0.04)%*	40%
2007	8.42	0.00	0.54	0.54	–	(0.73)	(0.73)	–	8.23	6.20	#	7,246	3.37	*	3.36	*	1.24	*	(0.04)*	85

Royce 100 Fund – Service Class(p)
†2008	$8.22	$(0.01)	$(0.52)	$(0.53)	$–	$–	$–	$–	$7.69	(6.45	)%#	$45,276	1.54	%*	1.53	%*	1.49	%*	(0.30)%*	40%
2007	8.32	(0.01)	0.64	0.63	–	(0.73)	(0.73)	–	8.22	7.34		28,749	1.56		1.56		1.31		(0.08)	85
2006	7.52	(0.02)	1.04	1.02	–	(0.23)	(0.23)	0.01	8.32	13.70		34,691	1.73		1.72		1.47		(0.26)	45
2005	6.85	(0.03)	1.06	1.03	–	(0.36)	(0.36)	–	7.52	14.89		16,892	2.07		2.07		1.49		(0.49)	60
2004	5.53	(0.02)	1.52	1.50	–	(0.18)	(0.18)	–	6.85	27.24		8,748	2.84		2.84		1.49		(0.34)	97
2003	5.00	(0.01)	0.54	0.53	–	(0.00)	(0.00)	–	5.53	10.66	#	2,502	3.68	*	3.68	*	1.49	*	(0.39)*	8

Royce 100 Fund – R Class(c)
†2008	$10.00	$(0.01)	$(0.70)	$(0.71)	$–	$–	$–	$–	$9.29	(7.10	)%#	$93	28.86	%*	28.85	%*	1.84	%*	(0.82)%*	40%

Royce 100 Fund – K Class(c)
†2008	$10.00	$(0.01)	$(0.70)	$(0.71)	$–	$–	$–	$–	$9.29	(7.10	)%#	$93	28.61	%*	28.61	%*	1.59	%*	(0.57)%*	40%

Royce Discovery Fund – Service Class(q)
†2008	$5.85	$(0.00)	$(0.79)	$(0.79)	$–	$–	$–	$–	$5.06	(13.50	)%#	$3,513	2.60	%*	2.60	%*	1.49	%*	0.07%*	54%
2007	6.87	(0.02)	(0.49)	(0.51)	–	(0.51)	(0.51)	–	5.85	(7.44)		3,911	2.43		2.43		1.49		(0.35)	105
2006	6.33	(0.02)	1.08	1.06	–	(0.52)	(0.52)	–	6.87	16.84		4,405	3.75		3.73		1.49		(0.37)	91
2005	6.39	(0.02)	0.51	0.49	–	(0.55)	(0.55)	–	6.33	7.60		3,612	3.75		3.75		1.49		(0.38)	105
2004	5.70	(0.05)	0.81	0.76	–	(0.07)	(0.07)	–	6.39	13.35		3,217	4.12		4.12		1.49		(0.91)	111
2003	5.00	(0.01)	0.71	0.70	–	–	–	–	5.70	14.00	#	1,359	8.69	*	8.69	*	1.49	*	(1.05)*	1

Royce Financial Services Fund – Service Class(r)
†2008	$6.71	$0.06	$(0.95)	$(0.89)	$–	$–	$–	$–	$5.82	(13.26	)%#	$7,705	2.72	%*	2.70	%*	1.49	%*	1.97%*	19%
2007	7.37	0.08	(0.43)	(0.35)	(0.08)	(0.24)	(0.32)	0.01	6.71	(4.72)		4,650	2.38		2.37		1.49		1.01	36
2006	6.26	0.08	1.46	1.54	(0.06)	(0.37)	(0.43)	–	7.37	24.77		4,080	3.71		3.70		1.49		1.44	14
2005	5.66	0.05	0.64	0.69	(0.03)	(0.06)	(0.09)	–	6.26	12.23		1,761	3.87		3.87		1.49		0.97	9
2004	5.00	(0.01)	0.76	0.75	–	(0.09)	(0.09)	–	5.66	15.08		1,418	4.70		4.70		1.49		(0.16)	22
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 121

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.
	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net							Ratio of Expenses to Average Net Assets						Ratio of Net Investment
	Asset Value, Beginning	Investment Income	Gain (Loss) on Investments and	Total from Investment	from Net Investment	Realized Gain on Investments and	Total	Shareholder Redemption	Net Asset Value, End	Total		Net Assets, End of Period	Prior to Fee Waivers and		Prior to Fee		Net of Fee		Income (Loss) to Average		Portfolio Turnover
	of Period	(Loss)	Foreign Currency	Operations	Income	Foreign Currency	Distributions	Fees	of Period	Return		(in thousands)	Balance Credits		Waivers		Waivers		Net Assets		Rate

Royce Dividend Value Fund – Investment Class(n)
†2008	$5.82	$0.06	$(0.32)	$(0.26)	$(0.06)	$–	$(0.06)	$–	$5.50	(4.58	)%#	$1,892	3.01	%*	3.01	%*	1.24	%*	2.08	%*	31%
2007	6.94	0.01	(0.11)	(0.10)	(0.02)	(1.00)	(1.02)	$–	5.82	(1.71	)#	1,843	17.04	*	17.04	*	1.24	*	2.83	*	126

Royce Dividend Value Fund – Service Class(s)
†2008	$5.83	$0.05	$(0.31)	$(0.26)	$(0.05)	$–	$(0.05)	$–	$5.52	(4.57	)%#	$5,065	2.45	%*	2.45	%*	1.49	%*	1.89	%*	31%
2007	6.92	0.14	(0.13)	0.01	(0.11)	(1.00)	(1.11)	0.01	5.83	(0.02)		3,835	2.03		2.04		1.49		2.08		126
2006	5.98	0.11	1.07	1.18	(0.09)	(0.15)	(0.24)	–	6.92	19.87		6,819	2.73		2.72		1.49		1.72		19
2005	5.65	0.07	0.34	0.41	(0.05)	(0.03)	(0.08)	–	5.98	7.31		3,596	2.89		2.89		1.49		1.33		4
2004	5.00	(0.01)	0.66	0.65	–	–	–	–	5.65	13.00	#	1,650	5.60	*	5.60	*	1.49	*	(0.17	)*	8

Royce European Smaller-Companies Fund – Service Class(t)
†2008	$10.14	$0.17	$(0.68)	$(0.51)	$–	$–	$–	$–	$9.63	(5.03	)%#	$8,693	2.65	%*	2.61	%*	1.69	%*	3.45	%*	43%
2007	10.00	0.03	0.10	0.13	(0.00)	–	(0.00)	0.01	10.14	1.44	#	9,469	3.03	*	2.60	*	1.69	*	0.28	*	47

Royce Global Value Fund – Service Class(t)
†2008	$11.20	$0.05	$0.64	$0.69	$–	$–	$–	$–	$11.89	6.16	%#	$45,427	1.93	%*	1.92	%*	1.69	%*	0.87	%*	20%
2007	10.00	(0.14)	1.53	1.39	(0.21)	(0.02)	(0.23)	0.04	11.20	14.28	#	19,876	2.17	*	2.00	*	1.69	*	(0.23	)*	54

Royce SMid-Cap Value Fund – Service Class(u)
†2008	$9.99	$0.01	$(0.05)	$(0.04)	$–	$–	$–	$0.01	$9.96	(0.30	)%#	$2,849	4.42	%*	4.41	%*	1.49	%*	0.17	%*	131%
2007	10.00	0.01	0.01	0.02	(0.02)	(0.01)	(0.03)	–	9.99	0.16	#	1,379	16.82	*	16.40	*	1.49	*	0.67	*	17

(a)	The Class commenced operations on November 8, 2005.	(t)	The Fund commenced operations on December 29, 2006.
(b)	The Class commenced operations on May 21, 2007.	(u)	The Fund commenced operations on September 28, 2007.
(c)	The Class commenced operations on May 15, 2008.	*	Annualized.
(d)	The Class commenced operations on June 2, 2003.	#	Not Annualized.
(e)	The Class commenced operations on May 19, 2005.	†	Six months ended June 30, 2008.
(f)	The Class commenced operations on March 15, 2007.
(g)	The Class commenced operations on January 3, 2006.
(h)	The Class commenced operations on March 4, 2003.
(i)	The Class commenced operations on May 1, 2008.
(j)	The Class commenced operations on March 30, 2006.
(k)	The Class commenced operations on October 2, 2003.
(l)	The Class commenced operations on July 25, 2003.
(m)	The Class commenced operations on June 1, 2006.
(n)	The Class commenced operations on September 14, 2007.
(o)	The Class commenced operations on May 10, 2006.
(p)	The Class commenced operations on June 30, 2003.
(q)	The Fund commenced operations on October 3, 2003.
(r)	The Fund commenced operations on December 31, 2003.
(s)	The Class commenced operations on May 3, 2004.
122 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce European Smaller-Companies Fund, Royce Global Value Fund and Royce SMid-Cap Value Fund (the “Fund” or “Funds”), are eighteen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective February 15, 2008, the following name changes for the Funds were made: Royce International Smaller-Companies Fund became Royce European Smaller-Companies Fund; Royce International Value Fund became Royce Global Value Fund; and Royce Mid-Cap Value Fund became Royce SMid-Cap Value Fund. Effective May 1, 2008 Pennsylvania Mutual Fund became Royce Pennsylvania Mutual Fund.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration, shareholder reports, compensating balance credits and different expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant observable inputs (including each Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2008:
	Level 1	Level 2	Level 3	Total

Royce Pennsylvania Mutual Fund	$3,630,151,637	$894,399,265	$-	$4,524,550,902
Royce Micro-Cap Fund	580,932,556	428,046,584	4,478,584	1,013,457,724
Royce Premier Fund	4,147,285,697	1,167,960,422	-	5,315,246,119
Royce Low-Priced Stock Fund	3,092,595,995	1,079,248,948	-	4,171,844,943
Royce Total Return Fund	4,569,112,698	563,849,980	110,548	5,133,073,226
Royce Heritage Fund	90,457,167	28,059,576	-	118,516,743
Royce Opportunity Fund	1,703,555,198	380,398,755	-	2,083,953,953
Royce Special Equity Fund	447,382,351	65,296,716	-	512,679,067
Royce Value Fund	1,032,907,315	265,743,123	-	1,298,650,438
Royce Value Plus Fund	2,352,970,000	750,041,717	-	3,103,011,717
Royce Technology Value Fund	11,738,179	2,014,359	-	13,752,538
Royce 100 Fund	42,604,932	11,318,929	-	53,923,861
Royce Discovery Fund	3,182,886	335,000	-	3,517,886
Royce Financial Services Fund	4,303,576	3,152,991	234,108	7,690,675
Royce Dividend Value Fund	5,893,272	853,079	234,108	6,980,459
Royce European Smaller-Companies Fund	34,200	8,727,806	-	8,762,006
Royce Global Value Fund	21,339,766	24,846,320	-	46,186,086
Royce SMid-Cap Value Fund	2,453,902	675,229	-	3,129,131

The Royce Funds 2008 Semiannual Report to Shareholders | 123

Notes to Financial Statements (unaudited) (continued)

     Level 3 Reconciliation:
		Change in unrealized appreciation
	Balance as of 12/31/07	(depreciation)	Purchases	Balance as of 6/30/08

Royce Micro-Cap Fund	-	$78,584	$4,400,000	$4,478,584
Royce Total Return Fund	-	(2,207)	112,755	110,548
Royce Financial Services Fund	-	4,108	230,000	234,108
Royce Dividend Value Fund	-	4,108	230,000	234,108

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Securities Lending:
     The Funds loan securities to qualified institutional investors for the purpose of realizing additional income. Collateral on all securities loaned for the Funds is accepted in cash and cash equivalents and invested temporarily by the custodian. The collateral is equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     Royce Total Return Fund and Royce Dividend Value Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income are determined at a class level and distributions from capital gains are determined at a Fund level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one series of the Trust are allocated equitably. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of Trustees’ Fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

Compensating Balance Credits:
     The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

124 | The Royce Funds 2008 Semiannual Report to Shareholders

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2008.

Capital Share Transactions (in dollars):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended		Period ended		Period ended		Period ended
	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07

Royce Pennsylvania Mutual Fund
Investment Class	$469,282,155	$1,076,265,203	$–	$253,295,224	$(327,413,071)	$(826,230,512)	$141,869,084	$503,329,915
Service Class	21,667,349	31,734,016	–	4,975,950	(9,120,526)	(17,220,099)	12,546,823	19,489,867
Consultant Class	66,925,913	183,922,298	–	104,179,266	(139,797,060)	(200,136,409)	(72,871,147)	87,965,155
R Class	5,690,269	957,836	–	44,833	(548,045)	(65,176)	5,142,224	937,493
K Class	93,432		–		–		93,432

Royce Micro-Cap Fund
Investment Class	171,748,022	141,764,616	–	99,923,608	(82,454,480)	(171,089,408)	89,293,542	70,598,816
Service Class	16,341,161	27,378,089	–	3,925,773	(5,182,657)	(8,151,222)	11,158,504	23,152,640
Consultant Class	11,535,164	11,120,304	–	31,251,875	(25,101,659)	(41,769,950)	(13,566,495)	602,229

Royce Premier Fund
Investment Class	406,560,402	455,914,471	–	456,939,316	(327,576,311)	(800,123,357)	78,984,091	112,730,430
Service Class	65,975,487	111,750,886	–	32,619,336	(55,813,299)	(83,087,492)	10,162,188	61,282,730
Consultant Class	3,294,300	4,494,369	–	6,384,582	(9,124,182)	(9,242,174)	(5,829,882)	1,636,777
Institutional Class	95,503,152	136,957,924	–	55,300,225	(38,318,901)	(82,527,459)	57,184,251	109,730,690
W Class	85,457,921	46,098,342	–	37,281,909	(35,143,533)	(46,140,879)	50,314,388	37,239,372
R Class	367,459	100,000	–	12,312	(81,773)	–	285,686	112,312
K Class	52,199		–		–		52,199

Royce Low-Priced Stock Fund
Investment Class	13,377,576	29,364,544	–	4,136,752	(2,255,608)	(159,494)	11,121,968	33,341,802
Service Class	229,750,821	591,565,935	–	480,195,830	(451,990,473)	(1,424,626,719)	(222,239,652)	(352,864,954)
Institutional Class	110,047,414	442,308,777	–	129,613,461	(74,584,860)	(181,944,403)	35,462,554	389,977,835
R Class	95,375	100,000	–	13,215	(55,295)	–	40,080	113,215
K Class	47,017		–		–		47,017

Royce Total Return Fund
Investment Class	475,905,144	763,443,449	26,138,823	338,235,926	(556,384,134)	(1,077,951,442)	(54,340,167)	23,727,933
Service Class	68,776,861	133,361,736	1,497,209	23,934,618	(90,274,903)	(251,962,026)	(20,000,833)	(94,665,672)
Consultant Class	25,315,408	81,808,367	1,350,257	46,568,594	(92,927,617)	(132,092,803)	(66,261,952)	(3,715,842)
Institutional Class	32,175,088	65,128,902	1,753,307	21,572,433	(36,787,536)	(96,547,772)	(2,859,141)	(9,846,437)
W Class	11,761,935	56,409,494	1,628,389	20,986,688	(57,686,648)	(31,552,880)	(44,296,324)	45,843,302
R Class	2,572,296	1,239,445	8,017	76,649	(189,950)	(5,514)	2,390,363	1,310,580
K Class	3,083,114		439		(71,182)		3,012,371

Royce Heritage Fund
Investment Class	365,573	9,082,638	–	886,371	(1,139,715)	(2,687)	(774,142)	9,966,322
Service Class	9,270,815	30,275,866	–	10,058,164	(8,488,829)	(22,834,766)	781,986	17,499,264
Consultant Class	1,131,697	4,019,048	–	713,504	(606,014)	(1,059,803)	525,683	3,672,749
R Class	100,000		–		–		100,000
K Class	100,000		–		–		100,000

Royce Opportunity Fund
Investment Class	123,662,499	398,707,804	–	210,376,502	(436,531,439)	(615,616,478)	(312,868,940)	(6,532,172)
Service Class	31,400,247	163,626,783	–	43,837,513	(32,196,621)	(154,827,507)	(796,374)	52,636,789
Consultant Class	1,066,962	6,040,054	–	1,087,867	(1,029,304)	(1,573,812)	37,658	5,554,109
Institutional Class	303,825,911	250,698,769	–	45,079,340	(53,213,865)	(146,919,058)	250,612,046	148,859,051
R Class	10,000	100,000	–	12,223	(43,272)	–	(33,272)	112,223
K Class	43,272		–		–		43,272

Royce Special Equity Fund
Investment Class	26,330,183	84,120,790	–	42,845,602	(59,686,529)	(153,397,046)	(33,356,346)	(26,430,654)
Service Class	1,005,814	2,510,392	–	249,788	(213,190)	(928,732)	792,624	1,831,448
Consultant Class	1,235,753	2,462,212	–	1,716,147	(2,148,152)	(4,429,667)	(912,399)	(251,308)
Institutional Class	25,820,792	46,769,920	–	18,763,158	(13,578,082)	(43,853,869)	12,242,710	21,679,209

The Royce Funds 2008 Semiannual Report to Shareholders | 125

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in dollars)(continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended		Period ended		Period ended		Period ended
	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07

Royce Value Fund
Investment Class	$10,060,855	$14,358,214	$–	$949,015	$(471,271)	$(1,113,330)	$9,589,584	$14,1 93,899
Service Class	385,076,682	411,768,536	–	46,654,341	(106,312,060)	(202,575,212)	278,764,622	255,847,665
Consultant Class	5,389,388	11,169,420	–	872,912	(1,391,811)	(967,619)	3,997,577	11,074,713
Institutional Class	41,655,465	184,518,741	–	13,191,206	(50,724,818)	(32,776,981)	(9,069,353)	164,932,966
R Class	164,110	100,000	–	7,375	(59,760)	–	104,350	107,375
K Class	54,638		–		–		54,638

Royce Value Plus Fund
Investment Class	34,296,531	72,069,561	–	1,999,282	(10,489,934)	(2,252,901)	23,806,597	71,815,942
Service Class	537,934,247	1,942,464,425	–	133,098,635	(391,842,379)	(761,270,548)	146,091,868	1,314,292,512
Consultant Class	6,760,814	40,271,948	–	2,107,243	(6,561,157)	(4,563,960)	199,657	37,815,231
Institutional Class	47,566,805	150,749,933	–	5,561,059	(30,025,537)	(30,046,843)	17,541,268	126,264,149
R Class	20,623	100,006	–	5,028	(46,899)	–	(26,276)	105,034
K Class	46,899		–		–		46,899

Royce Technology Value Fund
Service Class	962,508	2,485,677	–	1,476,679	(2,250,720)	(7,205,579)	(1,288,212)	(3,243,223)

Royce 100 Fund
Investment Class	95,744	7,242,660	–	587,713	(128,927)	(16,028)	(33,183)	7,814,345
Service Class	23,376,563	16,587,775	–	2,114,730	(4,265,686)	(24,807,109)	19,110,877	(6,104,604)
R Class	100,000		–		–		100,000
K Class	100,000		–		–		100,000

Royce Discovery Fund
Service Class	289,333	821,949	–	289,628	(152,463)	(970,650)	136,870	140,927

Royce Financial Services Fund
Service Class	4,515,032	3,276,334	–	195,417	(615,496)	(2,469,820)	3,899,536	1,001,931

Royce Dividend Value Fund
Investment Class	140,756	1,843,829	18,031	276,634	(984)	–	157,803	2,120,463
Service Class	2,375,464	2,577,281	35,620	717,141	(919,194)	(5,561,914)	1,491,890	(2,267,492)

Royce European Smaller-Companies Fund
Service Class	1,618,612	10,633,415	–	3,576	(1,885,849)	(667,386)	(267,237)	9,969,605

Royce Global Value Fund
Service Class	26,560,467	24,902,911	–	374,424	(2,297,191)	(5,005,103)	24,263,276	20,272,232

Royce SMid-Cap Value Fund
Service Class	1,913,894	1,371,811	–	3,513	(403,042)	–	1,510,852	1,375,324

Capital Share Transactions (in shares):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended		Period ended		Period ended		Period ended
	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07

Royce Pennsylvania Mutual Fund
Investment Class	45,334,921	89,225,586	–	22,985,047	(32,000,604)	(68,187,637)	13,334,317	44,022,996
Service Class	2,091,494	2,644,014	–	453,183	(890,082)	(1,421,938)	1,201,412	1,675,259
Consultant Class	6,944,076	16,217,713	–	10,134,111	(14,618,111)	(17,785,292)	(7,674,035)	8,566,532
R Class	550,935	81,973	–	4,079	(53,688)	(5,286)	497,247	80,766
K Class	9,343		–		–		9,343

Royce Micro-Cap Fund
Investment Class	11,581,921	7,866,803	–	6,364,554	(5,578,242)	(9,476,019)	6,003,679	4,755,338
Service Class	1,109,050	1,498,575	–	251,491	(351,649)	(443,752)	757,401	1,306,314
Consultant Class	840,813	658,412	–	2,155,302	(1,844,729)	(2,483,768)	(1,003,916)	329,946

126 | The Royce Funds 2008 Semiannual Report to Shareholders

Capital Share Transactions (in shares)(continued):

			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended		Period ended		Period ended		Period ended
	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07

Royce Premier Fund
Investment Class	23,199,736	23,612,503	–	25,991,997	(19,288,106)	(41,782,715)	3,911,630	7,821,785
Service Class	3,761,871	5,743,736	–	1,867,163	(3,246,668)	(4,366,032)	515,203	3,244,867
Consultant Class	198,986	243,839	–	380,261	(564,536)	(502,608)	(365,550)	121,492
Institutional Class	5,356,100	6,931,681	–	3,134,933	(2,279,743)	(4,260,337)	3,076,357	5,806,277
W Class	4,927,529	2,512,586	–	2,120,700	(2,025,202)	(2,400,366)	2,902,327	2,232,920
R Class	22,128	4,907	–	700	(4,420)	–	17,708	5,607
K Class	5,220		–		–		5,220

Royce Low-Priced Stock Fund
Investment Class	964,611	1,716,726	–	277,262	(159,441)	(10,771)	805,170	1,983,217
Service Class	15,921,104	33,654,042	–	32,120,097	(31,838,028)	(81,506,714)	(15,916,924)	(15,732,575)
Institutional Class	7,642,923	24,523,276	–	8,681,410	(5,249,527)	(10,475,851)	2,393,396	22,728,835
R Class	6,590	5,351	–	885	(3,666)	–	2,924	6,236
K Class	4,702		–		–		4,702

Royce Total Return Fund
Investment Class	38,180,915	53,568,418	2,104,527	25,419,476	(45,363,223)	(76,015,976)	(5,077,781)	2,971,918
Service Class	5,549,848	9,474,348	121,555	1,813,108	(7,322,905)	(17,653,818)	(1,651,502)	(6,366,362)
Consultant Class	2,034,799	5,747,520	108,798	3,524,240	(7,561,035)	(9,297,331)	(5,417,438)	(25,571)
Institutional Class	2,577,939	4,566,448	140,391	1,617,602	(3,027,167)	(6,832,033)	(308,837)	(647,983)
W Class	950,410	3,938,753	131,081	1,576,049	(4,574,932)	(2,226,828)	(3,493,441)	3,287,974
R Class	202,392	89,218	637	5,810	(15,068)	(423)	187,961	94,605
K Class	310,380		43		(7,102)		303,321

Royce Heritage Fund
Investment Class	30,177	623,298	–	66,745	(95,986)	(187)	(65,809)	689,856
Service Class	790,702	2,094,209	–	756,822	(727,818)	(1,573,212)	62,884	1,277,819
Consultant Class	109,839	319,600	–	62,260	(61,912)	(86,667)	47,927	295,193
R Class	10,000		–		–		10,000
K Class	10,000		–		–		10,000

Royce Opportunity Fund
Investment Class	12,101,426	29,411,580	–	18,535,353	(43,282,966)	(46,164,767)	(31,181,540)	1,782,167
Service Class	3,123,098	12,145,435	–	3,938,681	(3,236,126)	(11,730,632)	(113,028)	4,353,484
Consultant Class	106,453	448,153	–	97,917	(102,989)	(122,103)	3,464	423,967
Institutional Class	29,916,433	18,775,963	–	3,947,402	(5,187,956)	(11,615,671)	24,728,477	11,107,694
R Class	928	6,930	–	1,076	(4,003)	–	(3,075)	8,006
K Class	4,327		–		–		4,327

Royce Special Equity Fund
Investment Class	1,522,720	4,059,162	–	2,291,209	(3,451,511)	(7,465,506)	(1,928,791)	(1,115,135)
Service Class	58,042	120,437	–	13,350	(12,227)	(43,746)	45,815	90,041
Consultant Class	74,186	122,926	–	93,727	(127,386)	(220,578)	(53,200)	(3,925)
Institutional Class	1,466,243	2,239,304	–	1,006,067	(793,788)	(2,128,594)	672,455	1,116,777

Royce Value Fund
Investment Class	908,380	1,260,905	–	88,280	(45,043)	(103,211)	863,337	1,245,974
Service Class	34,390,484	34,690,774	–	4,331,879	(10,110,962)	(17,506,774)	24,279,522	21,515,879
Consultant Class	491,441	967,511	–	82,040	(130,947)	(84,068)	360,494	965,483
Institutional Class	3,845,008	16,579,969	–	1,229,376	(4,955,692)	(2,767,309)	(1,110,684)	15,042,036
R Class	14,376	8,591	–	685	(5,096)	–	9,280	9,276
K Class	5,464		–		–		5,464

Royce Value Plus Fund
Investment Class	2,645,566	4,868,189	–	141,994	(806,789)	(162,391)	1,838,777	4,847,792
Service Class	41,439,872	129,074,118	–	9,439,611	(30,455,217)	(51,114,317)	10,984,655	87,399,412
Consultant Class	527,491	2,707,837	–	151,165	(516,778)	(312,970)	10,713	2,546,032
Institutional Class	3,670,643	9,819,482	–	394,962	(2,235,246)	(2,028,123)	1,435,397	8,186,321
R Class	1,546	6,596	–	357	(3,477)		(1,931)	6,953
K Class	4,690		–		–		4,690

Royce Technology Value Fund
Service Class	177,606	365,510	–	240,894	(411,975)	(1,080,081)	(234,369)	(473,677)

The Royce Funds 2008 Semiannual Report to Shareholders | 127

Notes to Financial Statements (unaudited) (continued)

Capital Share Transactions (in shares)(continued):
			Shares issued for				Net increase (decrease) in
	Shares sold		reinvestment of distributions		Shares redeemed		shares outstanding
	Period ended		Period ended		Period ended		Period ended
	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07

Royce 100 Fund
Investment Class	12,639	811,850	–	70,049	(17,179)	(1,783)	(4,540)	880,116
Service Class	2,944,182	1,894,844	–	252,054	(551,169)	(2,821,425)	2,393,013	(674,527)
R Class	10,000		–		–		10,000
K Class	10,000		–		–		10,000

Royce Discovery Fund
Service Class	54,305	120,533	–	49,256	(28,268)	(142,783)	26,037	27,006

Royce Financial Services Fund
Service Class	730,619	449,102	–	28,362	(100,147)	(338,635)	630,472	138,829

Royce Dividend Value Fund
Investment Class	24,044	270,230	3,171	46,493	(172)	–	27,043	316,723
Service Class	418,672	365,914	6,220	117,196	(164,749)	(811,083)	260,143	(327,973)

Royce European Smaller-Companies Fund
Service Class	162,581	995,410	–	344	(193,216)	(62,121)	(30,635)	933,633

Royce Global Value Fund
Service Class	2,261,275	2,185,881	–	33,076	(214,674)	(443,766)	2,046,601	1,775,191

Royce SMid-Cap Value Fund
Service Class	186,355	137,629	–	348	(38,181)	–	148,174	137,977

Investment Advisor and Distributor:
Investment Adviser: Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive Investment Advisory fees that are computed daily and payable monthly. Royce’s commitment to waive its fees and reimburse expenses to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through December 31, 2008 is shown below to the extent that it impacted net expenses for the period ended June 30, 2008. See the Prospectus for contractual waiver expiration dates.

	Annual contractual	Commited net annual							Period ended
	advisory fee as a	operating expense ratio cap							June 30, 2008
	percentage of	Investment	Service	Consultant	Institutional				Net advisory	Advisory fees
	average net assets[b]	Class	Class	Class	Class	W Class	R Class	K Class	fees	waived
Royce Pennsylvania Mutual Fund	0.75%[a]	N/A	N/A	N/A	N/A	N/A	N/A	1.59%	$15,684,023	$–
Royce Micro-Cap Fund	1.30%	N/A	1.66%	N/A	N/A	N/A	N/A	N/A	5,774,048	–
Royce Premier Fund	0.96%	N/A	1.34%	N/A	N/A	N/A	1.84%	1.59%	22,985,551	–
Royce Low-Priced Stock Fund	1.13%	N/A	1.49%	N/A	N/A	N/A	1.84%	1.59%	22,141,183	–
Royce Total Return Fund	0.96%	N/A	1.34%	N/A	N/A	N/A	1.84%	1.59%	24,987,327	–
Royce Heritage Fund	1.00%	1.24%	N/A	2.49%	N/A	N/A	1.84%	1.59%	545,238	–
Royce Opportunity Fund	1.00%	N/A	1.34%	N/A	N/A	N/A	1.84%	1.59%	9,798,965	–
Royce Special Equity Fund	1.00%	N/A	1.35%	N/A	N/A	N/A	N/A	N/A	2,555,969	–
Royce Value Fund	1.00%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	4,723,784	–
Royce Value Plus Fund	0.99%	N/A	N/A	N/A	N/A	N/A	1.84%	1.59%	13,912,520	–
Royce Technology Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	72,323	19,785
Royce 100 Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	194,217	–
Royce Discovery Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	2,512	15,144
Royce Financial Services Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	1,056	26,112
Royce Dividend Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	10,553	20,032
Royce European Smaller- Companies Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	25,467	29,743
Royce Global Value Fund	1.25%	N/A	1.69%	N/A	N/A	N/A	N/A	N/A	146,562	5,874
Royce SMid-Cap Value Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	–	9,299

[a]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[b]	From a base annual rate of 1.00% (1.30% for Royce Micro-Cap Fund, 1.15% for Royce Low-Priced Stock Fund and 1.25% for Royce Technology Value Fund, Royce European-Smaller Companies Fund and Royce Global Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion:
• More than $2 billion to $4 billion	.05% per annum
• More than $4 billion to $6 billion	.10% per annum
• Over $6 billion	.15% per annum

128 | The Royce Funds 2008 Semiannual Report to Shareholders

Distributor: Royce Fund Services, Inc. (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

		Period ended June 30, 2008
	Annual contractual distribution fee as a		Distribution fees
	percentage of average net assets	Net distribution fees	waived
Royce Pennsylvania Mutual Fund – Service Class	0.25%	$75,004	$–
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	5,274,159	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	8,990	–
Royce Pennsylvania Mutual Fund – K Class	0.25%	–	28
Royce Micro-Cap Fund – Service Class	0.25%	37,544	–
Royce Micro-Cap Fund – Consultant Class	1.00%	900,397	–
Royce Premier Fund – Service Class	0.25%	311,181	–
Royce Premier Fund – Consultant Class	1.00%	237,726	–
Royce Premier Fund – R Class	0.50%	–	868
Royce Premier Fund – K Class	0.25%	–	16
Royce Low-Priced Stock Fund – Service Class	0.25%	3,203,317	610,156
Royce Low-Priced Stock Fund – R Class	0.50%	–	295
Royce Low-Priced Stock Fund – K Class	0.25%	–	14
Royce Total Return Fund – Service Class	0.25%	303,770	–
Royce Total Return Fund – Consultant Class	1.00%	2,894,026	–
Royce Total Return Fund – R Class	0.50%	2,183	2,587
Royce Total Return Fund – K Class	0.25%	–	223
Royce Heritage Fund – Service Class	0.25%	118,639	–
Royce Heritage Fund – Consultant Class	1.00%	30,396	–
Royce Heritage Fund – R Class	0.50%	–	60
Royce Heritage Fund – K Class	0.25%	–	30
Royce Opportunity Fund – Service Class	0.25%	332,153	–
Royce Opportunity Fund – Consultant Class	1.00%	35,859	–
Royce Opportunity Fund – R Class	0.50%	–	183
Royce Opportunity Fund – K Class	0.25%	–	13
Royce Special Equity Fund – Service Class	0.25%	3,618	–
Royce Special Equity Fund – Consultant Class	1.00%	72,510	–
Royce Value Fund – Service Class	0.25%	940,746	–
Royce Value Fund – Consultant Class	1.00%	79,743	–
Royce Value Fund – R Class	0.50%	–	297
Royce Value Fund – K Class	0.25%	–	17
Royce Value Plus Fund – Service Class	0.25%	3,192,114	–
Royce Value Plus Fund – Consultant Class	1.00%	221,390	–
Royce Value Plus Fund – R Class	0.50%	–	198
Royce Value Plus Fund – K Class	0.25%	–	14
Royce Technology Value Fund – Service Class	0.25%	12,159	6,263
Royce 100 Fund – Service Class	0.25%	33,626	6,400
Royce 100 Fund – R Class	0.50%	–	61
Royce 100 Fund – K Class	0.25%	–	30
Royce Discovery Fund – Service Class	0.25%	–	4,414
Royce Financial Services Fund – Service Class	0.25%	–	6,792
Royce Dividend Value Fund – Service Class	0.25%	430	4,946
Royce European Smaller-Companies Fund – Service Class	0.25%	–	11,042
Royce Global Value Fund – Service Class	0.25%	7,411	23,076
Royce SMid-Cap Value Fund – Service Class	0.25%	–	2,325

The Royce Funds 2008 Semiannual Report to Shareholders | 129

Notes to Financial Statements (unaudited) (continued)

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	Purchases	Sales		Purchases	Sales
Royce Pennsylvania Mutual Fund	$661,900,355	$846,991,288	Royce Technology Value Fund	$11,470,707	$11,419,159
Royce Micro-Cap Fund	216,519,865	163,441,744	Royce 100 Fund	28,320,302	14,469,607
Royce Premier Fund	371,760,269	206,064,958	Royce Discovery Fund	1,893,691	1,794,979
Royce Low-Priced Stock Fund	549,042,466	694,701,038	Royce Financial Services Fund	3,535,100	916,732
Royce Total Return Fund	662,921,386	960,389,631	Royce Dividend Value Fund	3,092,743	1,761,194
Royce Heritage Fund	81,668,037	82,099,862	Royce European Smaller-
Royce Opportunity Fund	430,339,151	525,784,458	Companies Fund	3,830,647	3,372,606
Royce Special Equity Fund	33,982,470	51,827,615	Royce Global Value Fund	23,628,685	4,372,010
Royce Value Fund	406,360,278	178,894,505	Royce SMid-Cap Value Fund	3,662,088	2,046,171
Royce Value Plus Fund	648,313,317	481,438,561

Class Specific Expenses:
     Class specific expenses, for Funds with multiple classes, were as follows:
							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Pennsylvania Mutual Fund – Investment Class	$–	$1,298,747	$379,583	$53,541	$(56,467)	$1,675,404	$–
Royce Pennsylvania Mutual Fund – Service Class	75,004	13,810	2,283	3,268	(1,470)	92,895	–
Royce Pennsylvania Mutual Fund – Consultant Class	5,274,159	343,331	109,798	16,952	(33,428)	5,710,812	–
Royce Pennsylvania Mutual Fund – R Class	8,990	6,802	224	66	(248)	15,834	–
Royce Pennsylvania Mutual Fund – K Class	–	3,369	20	1	–	3,390	3,293
	5,358,153	1,666,059	491,908	73,828	(91,613)
Royce Micro-Cap Fund – Investment Class	–	365,787	244,396	17,241	(17,626)	609,798	–
Royce Micro-Cap Fund – Service Class	37,544	24,445	1,309	2,988	(357)	65,929	18,468
Royce Micro-Cap Fund – Consultant Class	900,397	59,530	30,291	5,972	(5,145)	991,045	–
	937,941	449,762	275,996	26,201	(23,128)
Royce Premier Fund – Investment Class	–	1,837,010	576,454	23,353	(42,132)	2,394,685	–
Royce Premier Fund – Service Class	311,181	130,758	31,737	8,784	(3,069)	479,391	41,336
Royce Premier Fund – Consultant Class	237,726	14,373	6,720	4,723	(1,320)	262,222	–
Royce Premier Fund – Institutional Class	–	7,594	42,550	3,200	(514)	52,830	–
Royce Premier Fund – W Class	–	6,863	90,590	7,735	(532)	104,656	–
Royce Premier Fund – R Class	–	5,142	(19)	5	–	5,128	3,638
Royce Premier Fund – K Class	–	3,369	20	–	–	3,389	3,348
	548,907	2,005,109	748,052	47,800	(47,567)
Royce Low-Priced Stock Fund – Investment Class	–	6,369	742	10,315	(321)	17,105	–
Royce Low-Priced Stock Fund – Service Class	3,203,317	1,846,599	382,445	16,484	(28,336)	5,420,509	209,233
Royce Low-Priced Stock Fund – Institutional Class	–	9,154	49,028	9,602	(78)	67,706	–
Royce Low-Priced Stock Fund – R Class	–	5,144	(18)	3	(5)	5,124	4,721
Royce Low-Priced Stock Fund – K Class	–	3,369	20	–	–	3,389	3,361
	3,203,317	1,870,635	432,217	36,404	(28,740)
Royce Total Return Fund – Investment Class	–	2,028,658	768,435	39,507	(66,252)	2,770,348	–
Royce Total Return Fund – Service Class	303,770	119,607	33,040	7,544	(2,952)	461,009	30,446
Royce Total Return Fund – Consultant Class	2,894,026	196,063	88,043	8,198	(19,441)	3,166,889	–
Royce Total Return Fund – Institutional Class	–	6,536	(2,880)	848	(638)	3,866	–
Royce Total Return Fund – W Class	–	6,230	107,483	6,408	(249)	119,872	–
Royce Total Return Fund – R Class	2,183	5,930	130	60	(154)	8,149	–
Royce Total Return Fund – K Class	–	3,369	20	1	–	3,390	2,767
	3,199,979	2,366,393	994,271	62,566	(89,686)
Royce Heritage Fund – Investment Class	–	5,240	91	5,580	(51)	10,860	3,752
Royce Heritage Fund – Service Class	118,639	41,605	28,459	11,515	(1,911)	198,307	–
Royce Heritage Fund – Consultant Class	30,396	6,266	6,106	5,574	(161)	48,181	4,743
Royce Heritage Fund – R Class	–	3,370	20	1	(1)	3,390	3,291
Royce Heritage Fund – K Class	–	3,369	20	1	–	3,390	3,321
	149,035	59,850	34,696	22,671	(2,124)

130 | The Royce Funds 2008 Semiannual Report to Shareholders

Class Specific Expenses (continued):
							Expenses
					Transfer		Reimbursed
	Net				Agent		by
	Distribution	Shareholder	Shareholder		Balance		Investment
	Fees	Servicing	Reports	Registration	Credits	Total	Adviser
Royce Opportunity Fund – Investment Class	$–	$657,956	$221,552	$26,797	$(30,521)	$875,784	$–
Royce Opportunity Fund – Service Class	332,153	124,193	40,954	7,184	(2,716)	501,768	81,946
Royce Opportunity Fund – Consultant Class	35,859	12,356	(2,496)	4,845	(334)	50,230	–
Royce Opportunity Fund – Institutional Class	–	10,047	7,606	5,068	(984)	21,737	–
Royce Opportunity Fund – R Class	–	5,135	(3)	3	(2)	5,133	4,837
Royce Opportunity Fund – K Class	–	3,369	20	–	–	3,389	3,358
	368,012	813,056	267,633	43,897	(34,557)
Royce Special Equity Fund – Investment Class	–	146,150	60,348	15,218	(5,231)	216,485	–
Royce Special Equity Fund – Service Class	3,618	6,097	1,060	1,644	(130)	12,289	7,658
Royce Special Equity Fund – Consultant Class	72,510	6,704	2,705	4,829	(374)	86,374	–
Royce Special Equity Fund – Institutional Class	–	5,829	1,772	862	(47)	8,416	–
	76,128	164,780	65,885	22,553	(5,782)
Royce Value Fund – Investment Class	–	5,774	364	7,989	(149)	13,978	–
Royce Value Fund – Service Class	940,746	450,442	118,181	36,579	(14,425)	1,531,523	–
Royce Value Fund – Consultant Class	79,743	7,934	4,317	6,324	(625)	97,693	–
Royce Value Fund – Institutional Class	–	5,874	1,651	3,461	(29)	10,957	–
Royce Value Fund – R Class	–	5,139	(19)	3	(12)	5,111	4,627
Royce Value Fund – K Class	–	3,369	20	1	–	3,390	3,348
	1,020,489	478,532	124,514	54,357	(15,240)
Royce Value Plus Fund – Investment Class	–	7,649	1,253	14,906	(1,106)	22,702	–
Royce Value Plus Fund – Service Class	3,192,114	1,455,098	621,644	74,352	(26,973)	5,316,235	–
Royce Value Plus Fund – Consultant Class	221,390	18,444	8,635	7,750	(1,781)	254,438	–
Royce Value Plus Fund – Institutional Class	–	6,066	10,740	2,965	(522)	19,249	–
Royce Value Plus Fund – R Class	–	5,138	(18)	2	–	5,122	4,796
Royce Value Plus Fund – K Class	–	3,369	20	–	–	3,389	3,353
	3,413,504	1,495,764	642,274	99,975	(30,382)
Royce 100 Fund – Investment Class	–	5,239	25	5,954	(37)	11,181	6,226
Royce 100 Fund – Service Class	33,626	14,033	10,160	8,480	(896)	65,403	–
Royce 100 Fund – R Class	–	3,369	20	1	–	3,390	3,289
Royce 100 Fund – K Class	–	3,369	20	1	–	3,390	3,320
	33,626	26,010	10,225	14,436	(933)
Royce Dividend Value Fund – Investment Class	–	5,138	–	9,182	(14)	14,306	10,105
Royce Dividend Value Fund – Service Class	430	7,450	3,181	6,537	(139)	17,459	1,575
	430	12,588	3,181	15,719	(153)

Tax Information:
     At June 30, 2008, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:
		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Pennsylvania Mutual Fund	$4,140,772,820	$ 383,778,082	$ 861,516,487	$477,738,405
Royce Micro-Cap Fund	1,003,392,492	10,065,232	151,708,176	141,642,944
Royce Premier Fund	3,884,512,946	1,430,733,173	1,675,902,589	245,169,416
Royce Low-Priced Stock Fund	3,762,947,776	408,897,167	993,147,077	584,249,910
Royce Total Return Fund	4,379,112,074	753,961,152	1,274,774,259	520,813,107
Royce Heritage Fund	122,762,492	(4,245,749)	9,751,836	13,997,585
Royce Opportunity Fund	2,379,626,664	(295,672,711)	232,919,670	528,592,381
Royce Special Equity Fund	459,498,973	53,180,094	94,411,002	41,230,908
Royce Value Fund	1,213,335,419	85,315,019	197,787,065	112,472,046
Royce Value Plus Fund	3,334,084,021	(231,072,304)	337,120,279	568,192,583
Royce Technology Value Fund	15,457,212	(1,704,674)	373,414	2,078,088
Royce 100 Fund	53,313,036	610,825	4,313,472	3,702,647
Royce Discovery Fund	3,900,368	(382,482)	126,259	508,741
Royce Financial Services Fund	8,452,486	(761,811)	395,490	1,157,301
Royce Dividend Value Fund	7,288,836	(308,377)	563,533	871,910
Royce European Smaller-Companies Fund	9,368,955	(606,949)	381,960	988,909

The Royce Funds 2008 Semiannual Report to Shareholders | 131

Notes to Financial Statements (unaudited) (continued)

Tax Information (continued):

		Net Unrealized
		Appreciation	Gross Unrealized
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Global Value Fund	$44,705,492	$1,480,594	$3,626,633	$2,146,039
Royce SMid-Cap Value Fund	3,269,729	(140,598)	25,197	165,795
     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

Transactions in Affiliated Companies:
     An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the six months ended June 30, 2008.

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	6/30/08	6/30/08
Royce Pennsylvania Mutual Fund
Barrett Business Services*	628,301	$11,315,701	$-	$3,274,179	$(896,829)	$89,728
Carmike Cinemas*	692,100	5,024,646	-	6,259,586	(2,928,498)	121,118
CRA International	550,350	26,202,163	3,580,575	2,548,533	(362,910)	-	587,248	$21,229,015
Hi-Tech Pharmacal*	679,553	6,598,460	155,400	2,387,798	(693,789)	-
Nutraceutical International	824,810	10,928,733	-	1,582,188	(447,238)	-	737,810	8,853,720
Pervasive Software	1,511,500	6,091,345	-	244,622	(46,125)	-	1,461,500	6,240,605
Rimage Corporation	562,903	14,607,333	1,377,968	1,254,490	(42,527)	-	591,303	7,326,244
SM&A*	1,001,047	5,836,104	-	818,472	(270,245)	-
Stanley Furniture	764,924	9,179,088	-	2,086,720	(1,229,825)	137,985	689,924	7,451,179
U.S. Physical Therapy	933,575	13,415,473	-	433,594	36	-	905,675	14,862,127
Universal Stainless & Alloy Products*	372,743	13,258,469	194,696	2,599,561	(889,057)	-
Weyco Group	590,500	16,238,750	-	-	-	147,625	590,500	15,665,965
Zapata Corporation	1,009,600	7,390,272	-	-	-	-	1,009,600	7,057,104
		146,086,537			(7,807,007)	496,456		88,685,959
Royce Micro-Cap Fund
Arctic Cat	129,200	1,542,648	6,303,150	-	-	18,088	934,200	7,333,470
Cache	462,350	4,318,349	2,965,092	232,302	(47,101)	-	746,450	7,987,015
Jones Soda	309,500	2,302,680	3,618,560	-	-	-	1,601,900	5,158,118
LaCrosse Footwear	371,202	6,510,883	753,720	-	-	469,490	421,369	6,164,628
New Frontier Media	873,200	4,802,600	2,110,848	-	-	109,150	1,422,900	5,563,539
PLATO Learning	1,230,000	4,883,100	-	-	-	-	1,230,000	3,259,500
TGC Industries	586,528	5,659,995	2,837,946	-	1	-	995,613	8,860,956
ULURU	1,261,700	3,419,207	1,858,426	-	-	-	3,344,310	2,842,664
Willdan Group	424,900	2,923,312	-	-	-	-	424,900	2,043,769
		36,362,774			(47,100)	596,728		49,213,659
Royce Premier Fund
Arkansas Best	2,056,902	45,128,430	-	-	-	617,071	2,056,902	75,364,889
Cabot Microelectronics	1,780,800	63,948,528	3,445,785	-	-	-	1,886,200	62,527,530
Cognex Corporation	2,862,717	57,683,748	-	-	-	486,662	2,862,717	65,985,627
Corinthian Colleges*	4,031,165	62,079,941	1,762,179	-	-	-
Dionex Corporation	1,170,500	96,987,630	-	-	-	-	1,170,500	77,686,085
Fossil	2,840,000	119,223,200	32,217,041	-	-	-	3,855,200	112,070,664
Lincoln Electric Holdings	2,769,597	197,139,914	-	-	-	1,384,799	2,769,597	217,967,284
Metal Management*	1,570,000	71,482,100	8,592,789	576,200	54,843	-
MKS Instruments	2,941,910	56,308,157	-	-	-	-	2,941,910	64,427,829
Nu Skin Enterprises Cl. A	4,086,500	67,141,195	-	-	-	899,030	4,086,500	60,970,580
ProAssurance Corporation	1,443,449	79,274,219	10,606,929	-	-	-	1,655,049	79,624,407
Ritchie Bros. Auctioneers*	1,776,200	146,891,740	-	13,327,672	25,438,970	604,166
Sanderson Farms	1,191,800	40,259,004	-	-	-	333,704	1,191,800	41,140,936
Schnitzer Steel Industries Cl. A*	1,571,300	108,623,969	-	5,857,166	13,333,338	52,999
Silver Standard Resources	3,563,600	130,178,308	22,205,884	4,298,381	147,927	-	4,177,399	119,682,481
Simpson Manufacturing	3,435,400	91,347,286	2,565,117	-	-	697,920	3,543,800	84,129,812
Thor Industries	3,310,500	125,832,105	15,370,953	-	-	517,818	3,829,300	81,410,918
Trican Well Service*	6,219,000	121,172,673	-	9,870,568	1,648,754	240,110
Unit Corporation	2,733,500	126,424,375	-	-	-	-	2,733,500	226,798,495
Westlake Chemical*	3,074,500	58,384,755	3,666,000	-	-	327,450
Winnebago Industries*	1,968,400	41,375,768	451,533	40,865,490	(5,273,811)	239,004

132 | The Royce Funds 2008 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	6/30/08	6/30/08
Royce Premier Fund (continued)
Woodward Governor	1,921,812	$130,587,125	$-	$28,826	$76,954	$461,235	3,841,024	$136,970,916
		2,037,474,170			35,426,975	6,861,968		1,506,758,453
Royce Low-Priced Stock Fund
Alamos Gold	5,743,700	32,182,644	3,841,375	6,416,026	(629,401)	-	5,558,400	33,523,742
Arctic Cat*	1,298,360	15,502,418	-	21,277,784	(11,111,625)	181,770
Cache*	1,106,800	10,337,512	348,345	14,668,528	(2,948,500)	-
Caliper Life Sciences	2,431,229	13,444,696	-	-	-	-	2,431,229	6,296,883
Casual Male Retail Group*	2,245,900	11,633,762	-	24,444,683	(16,000,099)	-
CEVA	1,281,800	15,599,506	-	4,156	(685)	-	1,281,400	10,212,758
Cross Country Healthcare	1,993,800	28,391,712	2,854,203	-	-	-	2,228,100	32,106,921
CryptoLogic	735,975	12,916,361	-	-	-	141,307	735,975	10,568,601
DivX	2,187,507	30,625,098	-	-	-	-	2,187,507	16,056,301
eResearch Technology*	2,754,500	32,558,190	-	9,966,858	5,724,822	-
Fronteer Development Group	4,305,600	42,840,720	7,285,584	1,326,125	(422,300)	-	5,542,700	27,824,354
Gammon Gold	5,565,900	44,582,859	12,944,308	4,488,477	(305,597)	-	6,754,600	73,287,410
Helen of Troy*	1,543,796	26,460,663	1,504,888	6,337,326	(958,851)	-
Hooper Holmes*	4,720,300	8,118,916	-	12,926,158	(9,779,176)	-
Houston Wire & Cable	1,291,200	18,257,568	-	-	-	219,504	1,291,200	25,694,880
iPass	3,526,917	14,319,283	-	-	-	-	3,526,917	7,300,718
Jones Soda*	1,863,600	13,865,184	1,119,395	21,522,732	(15,744,652)	-
Korn/Ferry International	2,698,663	50,788,838	1,638,630	-	-	-	2,798,663	44,022,969
KVH Industries	1,150,200	9,270,612	-	-	-	-	1,150,200	9,581,166
Lexicon Pharmaceuticals*	5,027,300	15,232,719	-	-	-	-
Metal Management*	1,512,500	68,864,125	-	7,035,361	9,587,306	-
Monaco Coach	1,251,350	11,111,988	3,377,051	664,780	(105,066)	174,162	1,886,450	5,734,808
Natuzzi ADR	3,015,400	14,172,380	-	-	-	-	3,015,400	9,619,126
NetList	1,620,100	3,564,220	-	-	-	-	1,620,100	2,754,170
Novatel Wireless	714,800	11,579,760	12,182,665	-	-	-	1,816,800	20,220,984
Nu Skin Enterprises Cl. A	3,342,900	54,923,847	-	-	-	735,438	3,342,900	49,876,068
NYMAGIC	561,400	12,985,182	-	1,243,243	(160,165)	85,824	511,400	9,798,424
Olympic Steel*	835,700	26,500,047	-	5,701,818	11,325,147	54,856
Omega Protein*	1,376,200	12,784,898	-	7,381,067	6,191,383	-
Palm Harbor Homes*	1,398,300	14,752,065	-	6,253,627	(3,621,446)	-
PC-Tel	2,007,900	13,774,194	-	2,315,040	(307,047)	1,003,950	1,798,226	17,244,987
Possis Medical*	1,163,800	16,968,204	-	13,257,215	8,763,454	-
Sigma Designs	-	-	24,975,048	-	-	-	1,345,000	18,682,050
Tesco Corporation	2,350,505	67,388,978	6,340,875	8,878,402	4,783,787	-	2,244,305	71,705,545
Total Energy Services Trust	1,966,700	10,740,679	-	-	-	300,498	1,966,700	16,239,692
TrueBlue	2,919,100	42,268,568	-	-	-	-	2,919,100	38,561,311
TTM Technologies	2,250,035	26,235,408	916,977	-	-	-	2,350,035	31,043,962
VIVUS *	2,938,500	15,221,430	-	4,997,156	2,113,786	-
Winnebago Industries			28,005,864	-	-	188,064	1,567,200	15,969,768
Zila*	3,518,800	3,413,236	-	3,448,424	(2,799,229)	-
		874,178,470			(16,404,154)	3,085,373		603,927,598
Royce Total Return Fund
Bancorp Rhode Island	260,600	8,896,884	-	-	-	83,392	260,600	7,445,342
Chase Corporation	759,474	19,176,719	-	92,953	22,174	-	753,974	14,129,472
Courier Corporation	41,888	1,382,723	16,186,627			100,292	717,316	14,403,705
LCA-Vision	692,920	13,837,612	5,700,305	78,755	894	233,266	1,126,166	5,371,812
LSI Industries	667,737	12,152,813	6,300,550	-	-	290,074	1,159,992	9,419,135
Mueller (Paul) Company	116,700	5,659,950	-	-	-	140,040	116,700	5,368,200
Quixote Corporation*	461,900	8,771,481	-	9,515,592	(5,733,890)	23,220
Starrett (L.S.) Company (The) Cl. A	518,800	8,772,908	237,046	-	-	117,656	534,800	12,642,672
		78,651,090			(5,710,822)	987,940		68,780,338
Royce Opportunity Fund
Allion Healthcare*	913,134	5,013,106	475,830	505,869	(122,354)	-
Applied Signal Technology*	703,760	9,557,061	-	2,773,103	(257,694)	175,315
Bell Industries*	468,100	416,609	-	245,934	(239,399)	-
Bottomline Technologies	1,398,414	19,577,796	59,938	699,155	4,842	-	1,351,123	13,146,427
California Micro Devices*	1,349,700	6,262,608	-	3,688,999	(1,777,189)	-
ClearOne Communications	701,944	3,860,692	81,815	-	-	-	719,544	2,835,003
The Royce Funds 2008 Semiannual Report to Shareholders | 133

Notes to Financial Statements (unaudited) (continued)

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	6/30/08	6/30/08
Royce Opportunity Fund (continued)
Comstock Homebuilding Cl. A	1,165,011	$768,907	$11,644	$155,799	$(113,237)	$-	1,108,911	$399,208
CPI Aerostructures	305,100	2,654,370	-	-	-	-	305,100	2,370,627
dELiA*s	897,524	2,432,290	1,493,785	-	-	-	1,563,653	3,142,943
Digirad Corporation*	1,025,122	3,731,444	-	431,831	(232,164)	-
Electroglas	1,417,927	2,382,117	17,700	-	-	-	1,427,927	2,713,061
Evans & Sutherland Computer	763,225	954,031	44,119	-	-	-	806,730	814,797
Gehl Company	545,968	8,757,327	1,566,944	-	-	-	644,574	9,533,249
Interlink Electronics	787,275	1,338,368	-	201,794	(180,932)	-	760,775	426,034
Interphase Corporation	392,400	4,049,568	17,280	17,280	(5,716)	-	392,400	1,326,312
Landry’s Restaurants*	707,100	13,929,870	1,682,368	14,602,011	(4,784,559)	77,580
LeCroy Corporation	721,900	6,937,459	365,072	-	-	-	766,636	6,838,393
Merix Corporation	1,232,200	5,729,730	192,470	-	-	-	1,317,200	3,029,560
Modtech Holdings	1,061,370	944,619	154,029	-	-	-	1,828,948	191,491
Nanometrics	1,008,800	9,946,768	1,282,126	134,762	(48,430)	-	1,177,305	6,851,915
Optical Cable*	299,065	1,193,269	22,106	51,044	19,722	-
Printronix*	359,481	5,697,774	-	4,956,617	795,079	-
REX Stores*	596,800	9,411,536	650,402	1,779,178	257,161	-
Rubio’s Restaurants	625,000	5,156,250	41,078	123,205	(21,447)	-	615,300	3,082,653
SCM Microsystems	894,420	2,987,363	-	-	-	-	894,420	2,683,260
Sharper Image*	722,678	2,023,498	154,506	2,506,233	(2,174,215)	-
SigmaTron International	300,200	2,248,498	71,700	-	-	-	309,800	1,809,232
Tollgrade Communications	830,661	6,661,901	274,002	764,465	(332,628)	-	819,665	3,680,296
TRC Companies	1,272,732	10,181,856	1,766,102	-	-	-	1,552,432	6,240,777
Trex Company	809,000	6,884,590	1,297,973	643,772	(47,094)	-	928,000	10,885,440
White Electronic Designs*	1,278,890	5,934,050	-	1,804,334	(800,570)	-
		167,625,325			(10,060,824)	252,895		82,000,678
Royce Special Equity Fund
Frisch’s Restaurants	277,000	6,481,800	-	-	-	66,480	277,000	6,379,310
Hawkins	547,500	8,212,500	-	-	-	131,400	547,500	8,190,600
Koss Corporation	195,000	3,490,500	105,899	-	-	52,130	201,000	3,139,620
Lawson Products	450,000	17,064,000	-	-	-	270,000	450,000	11,151,000
National Presto Industries	483,100	25,440,046	-	338,178	52,543	2,053,175	475,000	30,485,500
		60,688,846			52,543	2,573,185		59,346,030
Royce Value Plus Fund
A.C. Moore Arts & Crafts	1,603,100	22,042,625	2,762,799	-	-	-	1,883,100	13,275,855
Anika Therapeutics	1,042,395	15,135,575	-	-	-	-	1,042,395	8,954,173
Answers Corporation	575,010	3,910,068	-	-	-	-	575,010	2,098,786
Bancorp (The)*	696,300	9,372,198	-	-	-	-
Casual Male Retail Group	2,931,600	15,185,688	4,324,000	-	-	-	4,081,600	12,448,880
Celadon Group	2,136,200	19,567,592	1,122,824	709,783	80,242	-	2,184,200	21,820,158
Cerus Corporation	2,634,500	17,150,595	1,323,073	-	-	-	2,884,500	11,797,605
Christopher & Banks	2,000,300	22,903,435	5,182,700	-	-	303,828	2,531,900	17,216,920
Cosi	3,997,600	8,954,624	-	-	-	-	3,997,600	10,033,976
Cypress Bioscience	2,234,200	24,643,226	1,305,986	-	-	-	2,384,200	17,142,398
Digi International	1,087,700	15,434,463	6,834,905	-	-	-	1,787,700	14,033,445
DivX	1,786,300	25,008,200	-	-	-	-	1,786,300	13,111,442
Dyax Corporation	3,748,060	13,717,900	1,502,550	-	-	-	4,063,060	12,595,486
Enterprise Financial Services*	624,800	14,876,488	-	-	-	65,604
Entrust*	4,575,434	8,830,588	-	6,790,966	(2,299,220)	-
FARO Technologies	672,300	18,273,114	7,883,752	2,743,244	1,016,461	-	857,100	21,573,207
HealthTronics	3,158,000	14,495,220	292,487	-	-	-	3,258,000	10,653,660
Houston Wire & Cable	992,000	14,026,880	-	-	-	168,640	992,000	19,740,800
Mercury Computer Systems	1,576,049	25,390,149	3,178,032	-	-	-	1,948,749	14,674,080
NutriSystem	1,312,970	35,423,931	10,655,365	2,752,900	54,002	309,028	1,808,874	25,577,478
Optium Corporation	2,111,800	16,640,984	-	8,455,467	(1,922,726)	-	1,486,100	10,818,808
Packeteer*	2,259,400	13,917,904	-	19,383,476	(4,896,583)	-
PeopleSupport	1,900,900	26,004,312	-	3,778,833	(889,186)	-	1,598,080	13,583,680
PharmaNet Development Group	841,300	32,987,373	13,353,141	-	-	-	1,327,200	20,929,944
RADVision	1,512,500	16,713,125	778,605	-	-	-	1,612,500	9,820,125
Shamir Optical Industry	899,900	8,999,000	-	-	-	186,134	899,900	6,254,305

134 | The Royce Funds 2008 Semiannual Report to Shareholders

Transactions in Affiliated Companies (continued):

		Market			Realized			Market
	Shares	Value	Cost of	Cost of	Gain	Dividend	Shares	Value
Affiliated Company	12/31/07	12/31/07	Purchases	Sales	(Loss)	Income	6/30/08	6/30/08
Royce Value Plus Fund (continued)
Sonic Solutions	1,711,900	$17,786,641	$-	$-	$-	$-	1,711,900	$10,202,924
Spartan Motors	3,075,729	23,498,570	1,171,521	7,865,963	(3,600,980)	161,286	2,753,578	20,569,228
Supertex	1,045,600	32,716,824	2,428,386	-	-	-	1,170,600	27,321,804
Symyx Technologies	3,336,477	25,624,143	-	-	-	-	3,336,477	23,288,609
Tennant Company	782,100	34,639,209	5,901,005			224,926	948,100	28,509,367
TradeStation Group	2,135,000	30,338,350	647,169	-	-	-	2,190,000	22,228,500
Vital Images	1,379,200	24,922,144	1,297,409	3,954,223	(1,162,861)	-	1,271,242	15,814,251
		649,131,138			(13,620,851)	1,419,446		456,089,894

*Not an Affiliated Company at June 30, 2008.

The Royce Funds 2008 Semiannual Report to Shareholders | 135

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2008 and held for the entire six-month period ended June 30, 2008. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2008 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical (5% per year return before expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
Investment Class	1/1/08	6/30/08	Period(1)	1/1/08	6/30/08	Period(2)	Ratio(3)
Royce Pennsylvania Mutual Fund	$1,000.00	$951.02	$4.32	$1,000.00	$1,020.44	$4.47	0.89%
Royce Micro-Cap Fund	1,000.00	930.66	7.30	1,000.00	1,017.30	7.62	1.52%
Royce Premier Fund	1,000.00	1,040.32	5.68	1,000.00	1,019.29	5.62	1.12%
Royce Low-Priced Stock Fund	1,000.00	981.69	6.11	1,000.00	1,018.70	6.22	1.24%
Royce Total Return Fund	1,000.00	941.04	5.41	1,000.00	1,019.29	5.62	1.12%
Royce Heritage Fund(4)	1,000.00	884.32	5.81	1,000.00	1,018.70	6.22	1.24%
Royce Opportunity Fund	1,000.00	887.48	5.49	1,000.00	1,019.05	5.87	1.17%
Royce Special Equity Fund	1,000.00	922.28	5.54	1,000.00	1,019.10	5.82	1.16%
Royce Value Fund	1,000.00	1,080.04	6.10	1,000.00	1,019.00	5.92	1.18%
Royce Value Plus Fund	1,000.00	923.19	5.12	1,000.00	1,019.54	5.37	1.07%
Royce 100 Fund	1,000.00	935.60	5.97	1,000.00	1,018.70	6.22	1.24%
Royce Dividend Value Fund	1,000.00	954.19	6.02	1,000.00	1,018.70	6.22	1.24%
Service Class
Royce Pennsylvania Mutual Fund	1,000.00	949.91	5.28	1,000.00	1,019.44	5.47	1.09%
Royce Micro-Cap Fund	1,000.00	930.26	7.97	1,000.00	1,016.61	8.32	1.66%
Royce Premier Fund	1,000.00	1,039.42	6.79	1,000.00	1,018.20	6.72	1.34%
Royce Low-Priced Stock Fund	1,000.00	980.38	7.34	1,000.00	1,017.45	7.47	1.49%
Royce Total Return Fund	1,000.00	939.38	6.46	1,000.00	1,018.20	6.72	1.34%
Royce Heritage Fund(4)	1,000.00	883.54	6.93	1,000.00	1,017.50	7.42	1.48%
Royce Opportunity Fund	1,000.00	887.04	6.29	1,000.00	1,018.20	6.72	1.34%
Royce Special Equity Fund	1,000.00	921.23	6.45	1,000.00	1,018.15	6.77	1.35%
Royce Value Fund	1,000.00	1,078.95	7.39	1,000.00	1,017.75	7.17	1.43%
Royce Value Plus Fund	1,000.00	921.80	6.83	1,000.00	1,017.75	7.17	1.43%
Royce Technology Value Fund	1,000.00	879.60	7.90	1,000.00	1,016.46	8.47	1.69%
Royce 100 Fund	1,000.00	935.52	7.17	1,000.00	1,017.45	7.47	1.49%
Royce Discovery Fund	1,000.00	864.96	6.91	1,000.00	1,017.45	7.47	1.49%
Royce Financial Services Fund	1,000.00	867.36	6.92	1,000.00	1,017.45	7.47	1.49%
Royce Dividend Value Fund	1,000.00	954.32	7.24	1,000.00	1,017.45	7.47	1.49%
Royce European Smaller-Companies Fund	1,000.00	949.70	8.19	1,000.00	1,016.46	8.47	1.69%
Royce Global Value Fund	1,000.00	1,061.61	8.66	1,000.00	1,016.46	8.47	1.69%

136 | The Royce Funds 2008 Semiannual Report to Shareholders

	Actual			Hypothetical (5% per year return before expenses)
	Beginning	Ending	Expenses Paid	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During the	Account Value	Account Value	During the	Expense
Service Class (continued)	1/1/08	6/30/08	Period(1)	1/1/08	6/30/08	Period(2)	Ratio(3)
Royce SMid-Cap Value Fund	$1,000.00	$997.00	$7.40	$1,000.00	$1,017.45	$7.47	1.49%
Consultant Class
Royce Pennsylvania Mutual Fund	1,000.00	946.48	9.00	1,000.00	1,015.61	9.32	1.86%
Royce Micro-Cap Fund	1,000.00	926.26	11.69	1,000.00	1,012.73	12.21	2.44%
Royce Premier Fund	1,000.00	1,035.61	10.58	1,000.00	1,014.47	10.47	2.09%
Royce Total Return Fund	1,000.00	936.42	10.01	1,000.00	1,014.52	10.42	2.08%
Royce Heritage Fund(4)	1,000.00	879.28	11.63	1,000.00	1,012.48	12.46	2.49%
Royce Opportunity Fund	1,000.00	882.19	11.37	1,000.00	1,012.78	12.16	2.43%
Royce Special Equity Fund	1,000.00	917.74	10.59	1,000.00	1,013.82	11.12	2.22%
Royce Value Fund	1,000.00	1,075.24	11.61	1,000.00	1,013.67	11.27	2.25%
Royce Value Plus Fund	1,000.00	917.95	10.30	1,000.00	1,014.12	10.82	2.16%
Institutional Class
Royce Premier Fund	1,000.00	1,040.76	5.12	1,000.00	1,019.84	5.07	1.01%
Royce Low-Priced Stock Fund	1,000.00	981.71	5.76	1,000.00	1,019.05	5.87	1.17%
Royce Total Return Fund	1,000.00	941.86	4.78	1,000.00	1,019.94	4.97	0.99%
Royce Opportunity Fund	1,000.00	887.29	4.88	1,000.00	1,019.69	5.22	1.04%
Royce Special Equity Fund	1,000.00	922.61	5.02	1,000.00	1,019.64	5.27	1.05%
Royce Value Fund	1,000.00	1,080.11	5.38	1,000.00	1,019.69	5.22	1.04%
Royce Value Plus Fund	1,000.00	923.19	4.93	1,000.00	1,019.74	5.17	1.03%
W Class
Royce Premier Fund	1,000.00	1,040.90	5.28	1,000.00	1,019.69	5.22	1.04%
Royce Total Return Fund	1,000.00	940.73	5.26	1,000.00	1,019.44	5.47	1.09%
R Class
Royce Pennsylvania Mutual Fund	1,000.00	947.12	7.99	1,000.00	1,016.66	8.27	1.65%
Royce Premier Fund	1,000.00	1,036.29	9.32	1,000.00	1,015.71	9.22	1.84%
Royce Low-Priced Stock Fund	1,000.00	978.32	9.05	1,000.00	1,015.71	9.22	1.84%
Royce Total Return Fund	1,000.00	937.66	8.86	1,000.00	1,015.71	9.22	1.84%
Royce Heritage Fund(4)	1,000.00	901.00	2.20	1,000.00	1,015.71	9.22	1.84%
Royce Opportunity Fund	1,000.00	884.75	8.62	1,000.00	1,015.71	9.22	1.84%
Royce Value Fund	1,000.00	1,076.20	9.50	1,000.00	1,015.71	9.22	1.84%
Royce Value Plus Fund	1,000.00	919.57	8.78	1,000.00	1,015.71	9.22	1.84%
Royce 100 Fund	1,000.00	929.00	2.23	1,000.00	1,015.71	9.22	1.84%
K Class
Royce Pennsylvania Mutual Fund	1,000.00	944.00	1.94	1,000.00	1,016.96	7.97	1.59%
Royce Premier Fund	1,000.00	967.00	1.97	1,000.00	1,016.96	7.97	1.59%
Royce Low-Priced Stock Fund	1,000.00	958.00	1.96	1,000.00	1,016.96	7.97	1.59%
Royce Total Return Fund	1,000.00	951.41	2.50	1,000.00	1,016.96	7.97	1.59%
Royce Heritage Fund(4)	1,000.00	902.00	1.90	1,000.00	1,016.96	7.97	1.59%
Royce Opportunity Fund	1,000.00	902.00	1.90	1,000.00	1,016.96	7.97	1.59%
Royce Value Fund	1,000.00	972.00	1.97	1,000.00	1,016.96	7.97	1.59%
Royce Value Plus Fund	1,000.00	941.00	1.94	1,000.00	1,016.96	7.97	1.59%
Royce 100 Fund	1,000.00	929.00	1.93	1,000.00	1,016.96	7.97	1.59%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period for all fund classes existing for the full half-year period. The R Classes of Royce Heritage Fund and Royce 100 Fund multiplied by 46 days; Royce Total Return Fund-K Class multiplied by 59 days; all other K Classes multiplied by 46 days).

(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 182 days in the most recent fiscal half-year divided by 366 days (to reflect the half-year period).

(3)	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(4)	GiftShare accounts pay an annual $50 trustee fee to State Street Bank, NA, as trustee. If these fees were included above, your costs would be higher.

The Royce Funds 2008 Semiannual Report to Shareholders | 137

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
        The Sharpe Ratio is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of sensitivity to market movements compared to the unmanaged S&P 500 Index, with the beta of the S&P 500 equal to 1.00. A low beta means that the correlation of a fund’s performance to that of the market has been low.
        The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index measures the performance of the 1,000 smallest publicly traded U.S. companies in the Russell 2000 index. The Russell 2500 is an index of domestic small to mid-cap stocks. It includes approximately 2500 of the smallest securities in the Russell 3000 Index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI Europe Small Core Index represents the small-cap segment within the developed equity markets in Europe. The MSCI World Small Core Index represents the small-cap segment in the world’s developed equity markets. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments and MSCI. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
        The Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective prospectus). Royce European Smaller Companies Fund invests primarily in European stocks. Royce Global Value Fund invests in companies domiciled in at least three countries, which may include the United States. All other Royce Funds, except Royce Opportunity and Special Equity Funds, may invest up to 25% (35% of Royce Financial Services Fund) of their respective assets in foreign securities. Investing in foreign securities may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in International Securities” in the prospectus). Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling 1-800-221-4268, or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•      the Funds’ future operating results,

•      the prospects of the Funds’ portfolio companies,

•      the impact of investments that the Funds have made or may make,

•      the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and

•      the ability of the Funds’ portfolio companies to achieve their objectives.

        This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
        The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling 1-800-221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

138 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Board Approval of Investment Advisory Agreements

        At meetings held on June 4-5, 2008, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Pennsylvania Mutual Fund, Royce Micro-Cap Fund, Royce Premier Fund, Royce Low-Priced Stock Fund, Royce Total Return Fund, Royce Heritage Fund, Royce Opportunity Fund, Royce Special Equity Fund, Royce Value Fund, Royce Value Plus Fund, Royce Technology Value Fund, Royce 100 Fund, Royce Discovery Fund, Royce Financial Services Fund, Royce Dividend Value Fund, Royce Global Value Fund, Royce European Smaller-Companies Fund and Royce SMid-Cap Value Fund (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each series of the Fund with other mutual funds in their “peer group” and “category”, information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such as payments made to R&A or its affiliates relating to distribution of Fund shares, allocation of Fund brokerage commissions, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each of the Funds. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
        The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of the Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing the Funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests as exemplified by capping expenses on smaller funds, closing funds to new investors when R&A believed such closings were in the best interests of existing shareholders, establishing break points for a number of funds and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The Board considered the fact that during 2008 R&A provided certain administrative services to the Fund at cost pursuant to the Administration Agreement between the Funds and R&A which went into effect on January 1, 2008. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
        Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the series’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three, five and ten years. Except as described below, all of the Funds fell in the 1st or 2nd quartiles within the small-cap universe for the three-year, five-year and ten-year periods ended December 31, 2007. Royce Special Equity Fund (“RSE”) and Royce Opportunity Fund (“ROF”) placed in the middle third of the small-cap universe for the five-year period ended December 31, 2007 due to different reasons. ROF had a 13th percentile total return ranking with a 93rd percentile standard deviation while RSE had a 95th percentile total return ranking with a 2nd percentile standard deviation. RSE placed in the third quartile for the five-year period as its returns during the recent strong small-cap market have lagged its category peers. Royce Technology Value Fund (“RTV”) placed in the 4th quartile in its Morningstar category for the three-year and five-year periods as the technology market has favored larger cap stocks. Royce Discovery Fund has a micro-cap focus and, had its Sharpe Ratio been compared to the peer group chosen by Morningstar for Royce Micro-Cap Fund (“RMC”), it would have placed effectively at the median among its micro-cap peers. All other Royce Funds fell in the 1st or 2nd quartile within the small-cap universe for each of the periods. In addition to each Fund’s risk-adjusted performance the trustees also reviewed and considered each Fund’s absolute total returns, down-market performance and, for the Funds in existence for such periods, long-term performance records over periods of ten years or longer.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 139

Board Approval of Investment Advisory Agreements (continued)

        The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that each of the Fund’s performance supported the renewal of its Investment Advisory Agreement.
        Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. As part of the analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees noted that at times R&A had closed certain of the Funds to new investors because of the rate of growth in Fund assets. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.
        The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of sale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted that in 2004 breakpoints had been added to the investment advisory fees for all series except Royce Pennsylvania Mutual Fund (“PMF”), (PMF’s fee schedule already had breakpoints) and that the contractual investment advisory fee rate for RMC, Royce Low-Priced Stock Fund (“RLP”) and RTV had each been reduced in recent years. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
        Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. Except as described below, the net expense ratios for the series ranked within the 1st and 2nd quartile among their peers, as selected by Morningstar. Royce Premier Fund, Royce Heritage Fund, ROF, Royce 100 Fund, Royce Dividend Value Fund and Royce Global Value Fund fell in the middle quintile versus their peers. RMC placed in the 4th quartile within its peer group as Morningstar did not limit its peer group to micro-cap funds. RMC’s net expense ratio compares favorably against the average net expense ratio for domestic stock funds in the Morningstar database with market caps below $500 million and 12b-1 fees equal to or less than 0.25%. It was noted that Royce Total Return Fund’s (“RTR”) net expense ratio was five basis points greater than its peer group median but, within its Morningstar category, RTR placed well below the median. It was noted that RLP’s net expense ratio was in the 4th quartile of the Morningstar peer group, but that its expense ratio includes a 12b-1 fee of up to 0.25%. (Only seven other peers have a 0.25% 12b-1 fee). If the 12b-1 fee was stripped out, RLP would place 10 of 14. RLP’s higher management fee, reflecting the Fund’s use of low-priced and micro-cap stocks, which are harder to research and trade, accounts for the remainder of the difference. The trustees noted that Royce Value Plus Fund and Royce Value Fund similarly can account for their higher relative expense ratios by their net 12b-1 fee of 18 basis points each, respectively, compared to their differentials from the median of 17 and 13 basis points, respectively. The trustees believed that RTV’s 3rd quartile (16 of 21) peer ranking should be viewed with consideration of its investment style. RTV’s investment approach is significantly different from most of the funds in its peer group, as only RTV and four other funds had a small-cap orientation in 2007 (average market cap of $13 billion RTV’s peer group). 3 of the 4 other small-cap funds in the peer group had higher expense ratios than RTV. The level of research necessary for RTV’s small-cap oriented bottom-up approach is far greater than that necessary for larger-cap stocks. Notwithstanding this analysis, the recent reduction of the management fee for this Fund, effective May 14, 2007, and the related expense cap reduction to 1.69% was noted by the Board. Similarly, the trustees noted that Royce Financial Services Fund’s peer group includes only two other small-cap oriented financial services funds, which have management fees of 1.00% and 0.90% respectively. The rest are large-cap. The trustees took into consideration the fact that the level of research necessary for a small-cap, bottom-up approach is far greater than that necessary for large-cap stocks. It was noted that the 20 basis point differential in the management fee for Royce European Smaller-Companies Fund compared to its peers is appropriate given its true small-cap orientation compared to its peers that invest in larger-cap securities as the work necessary to invest in larger-cap securities is significantly greater than investing in larger-cap international securities.
        The trustees noted that R&A has waived advisory fees in order to maintain expense ratios at competitive levels and acknowledged R&A’s intention to continue this expense limitation practice. The trustees also considered fees charged by R&A to institutional and other clients and noted that each of the Funds’ advisory fees compared favorably to these other accounts.
        The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

140 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Postscript: Freeway Jam

Everyone can probably think of one example—that neighborhood restaurant only you and a few friends seem aware of; an uncrowded, out-of-the-way vacation spot that you stumbled on accidentally and have returned to each year since; maybe a band, a book or a film that you love but that escaped most other people’s notice. Back in the ‘70s, and lasting through much of the ‘80s, small-cap value investing was much like discovering, and regularly returning to, a favorite place or thing that few others seemed to know about.
        There were not a lot of professional money managers devoting their attention to smaller stocks in those days. Most of those who did were looking for fast-growing, usually short-term opportunities. Being a value investor with a long-term

Over time, things began to change. Little by little, the road began to fill with others looking for the same sort of bargain-priced, high-quality smaller companies that we loved. Simply knowing about the existence of all these wonderful, out-of-the-way businesses was no longer an advantage in itself. By the ‘90s, we wondered whether or not our waning edge in obtaining information would be a problem. If more and more people had access to all of this information, how would we continue to find what we deemed high-quality companies in our increasingly crowded marketplace? In the era of the cell phone, GPS, PDA, satellite radio and multiple all-news stations with regular updates of traffic and weather, the kind of person-to-person communication that a CB provided is a relic from a simpler time.

investment horizon in the small-cap world was definitely a rarity, but we were more than content to follow our own path. Aside from a few other kindred spirits, we were mostly alone in choosing a long-term route to small-cap value, and we were happy to operate on nearly empty roads.
        It was the ‘70s, after all, which perhaps explains why there were times when we felt a little bit like drivers using CB radios as we searched for undervalued smaller companies. Our work was not nearly as trendy—we never had a hit record—but we did share with CB enthusiasts access to information that others lacked, or perhaps did not want in the first place. A CB radio

How would our approach avoid a similar fate?
        One key element was the wealth of knowledge that we had built (and continue to build) about thousands of smaller companies. Our years of investment experience give us an advantage that few in our industry can match. As the ‘90s gave way to the current decade, we began to see that access to information, while vital to any investment enterprise, would not be enough. It is one thing to have information, it is something else entirely to know how to best put it to use. This, it seems to us, remains one of our major competitive advantages. As gave truckers and other drivers traffic and safety news, warnings about lurking ‘smokies’ on the highways and advice about where you could find a good cup of joe nearly anywhere in the continental U.S. at any hour of the day. Our intense scrutiny of

It is one thing to have information, it is something else entirely to know how to best put it to use. This, it seems to us, remains one of our major competitive advantages.	experienced smaller-company investors, we feel confident about our knowledge of the marketplace and how to select securities within it.

smaller companies gave us similar advantages. Many of the companies that drew our attention received little, if any, coverage from Wall Street analysts. For some, there was very little public information available. This meant that when we saw an interesting business along the small-cap road, there were few others pulling over to take a close look.

        In the last four decades, we have seen the smaller-company universe go from being the province of a few professional managers to a widely accepted domestic asset class in which many investment managers traffic. We have continued to enjoy long-term success because throughout this time we never strayed from our commitment to our approach or our chosen asset class. Today, as smaller-companies face the challenge of becoming an asset class with global acceptance, we are even more committed to the principles that have guided us thus far. And that’s a big 10-4, buddy.

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Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same smaller-company investing principles that have served us well for more than 35 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 12 Portfolio Managers, as well as nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available smaller-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on smaller-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $117 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	For Fund Materials, Performance Updates,
and Prospectus Inquiries	Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Shareholder Services	Broker/Dealer Services
(800) 841-1180	For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

Automated Telephone Services
(800) 78-ROYCE (787-6923)
www.roycefunds.com

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds		OE-REP-0608

Royce Select Fund I Royce Select Fund II Royce Global Select Fund Royce SMid-Cap Select Fund	SEMIANNUAL REVIEW AND REPORT TO SHAREHOLDERS

www.roycefunds.com

Performance and Expenses	Through June 30, 2008

	Average Annual Total Returns
		1-Year			Since Inception			Since Inception	Annual Operating
Fund	1-Year	Net	3-Year	5-Year	(Date)			Net[1]	Expenses
Royce Select Fund I	-3.28%	-4.95%	11.64%	15.23%	16.14%		(11/18/98)	n.a.	2.09%

Royce Select Fund II	-19.22	-20.74	2.56	n.a.	2.56		(6/30/05)	n.a.	1.01

Royce Global Select Fund	7.72	5.68	21.54	n.a.	21.54		(6/30/05)	n.a.	2.42

Royce SMid-Cap Select Fund	n.a.	n.a.	n.a.	n.a.	-1.64	*	(9/28/07)	-3.61 *	0.75

Russell 2000	-16.19	n.a.	3.79	10.29	n.a.			n.a.	n.a.

 * Not Annualized
Net results for periods less than three years have been adjusted to reflect the 2% fee assessed on shares redeemed within three years.

Important Performance, Expense and Risk Information
All performance information in this Review and Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Effective July 1, 2008, shares redeemed within 365 days of purchase (reduced from three years) may be subject to a 2% redemption fee payable to the respective Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The performance information in the table above and in the graphs and tables appearing on pages 10-17 does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Annual operating expenses for Royce Select Fund I, Royce Select Fund II, Royce Global Select and Royce SMid-Cap Select Funds reflect each Fund’s total annual operating expenses as of the most current prospectus and include each Fund’s performance fee based on 12.5% of its pre-fee, high-watermark total return in 2007 of 15.52% for Royce Select Fund I, 5.92% for Royce Select Fund II and 19.20% for Royce Global Select Fund and, in the case of Royce Select II, dividend expense relating to short selling. Royce SMid-Cap Select Fund’s annual operating expenses include estimated performance fees of 12.5% of an assumed pre-fee, high watermark, total return of 5% plus an estimate for dividend expense related to short selling. Actual management fees will depend on each Fund’s future returns. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

The Royce Funds invest primarily in securities of micro-, small- and/or mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies (see “Primary Risks for Fund Investors” in the respective Prospectus). Please read the Prospectus carefully before investing or sending money. The Russell 2000 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. Distributor: Royce Fund Services, Inc.

Table of Contents

Semiannual Review

Performance and Expenses	Inside Cover

Letter to Our Shareholders	2

Semiannual Report to Shareholders	9

This page is not part of the 2008 Semiannual Report to Shareholders  |  1

We are contrarians. To us, the

term has always been synonymous

with value investor. Our research

screens include searches for well-run

businesses whose stock prices

have fallen, which typically leads us

to companies, and often entire

industries, that others have recently

fled or are otherwise happy to ignore.

 Searching among the neglected and

broken in the smaller-company world

for new investment ideas not only

helps us to find potential hidden

gems, it also helps to lower portfolio

risk. Companies whose stock prices

have been beaten up by mass sell-offs

often carry very low expectations

(and price risk), especially once the

smoke has cleared and former stock-

holders have moved on. Although

there’s always the risk of additional

stock price erosion if a company’s

fortunes worsen or an industry’s

prospects grow dimmer, we try to use

falling stock prices to our advantage;

 it is common for us to add to positions

at such times (provided,

Continued on page 6...
Letter to Our Shareholders

Ballad of a Thin Market
The first six months of 2008 gave even the most serene investor cause for anxiety, if not outright panic. First, a long list of worries ushered in the new year: the credit crisis, housing bubble, subprime implosion, falling dollar, stumbling equity prices, and an economy in either a full-blown recession or “merely” stalled. By the end of June, one could add to this list rapidly rising oil prices and associated energy costs. And we would be remiss if we did not also mention that smaller-company stock prices, after rallying from mid-March through early June, spent most of that latter month swooning. Indeed, share price declines throughout the market were so severe that on July 1 several media outlets were trotting out comparisons to the 1930s, since June saw the worst respective one-month losses for both the Dow Jones Industrial Average and the S&P 500 since the Great Depression.
    Each of the formidable problems besetting the economy and financial markets remained unsolved as the year crept nervously to its midpoint, with little in the way of solutions on the immediate horizon. For anyone expecting good news soon about these matters, we can offer only sympathy. It will probably take some time before genuine improvement begins. We do not mean to imply that we like being where we are, only that a measured look at the current landscape suggests that most equities will need to log a few more miles of volatility and poor short-term performance prior to a sustained recovery. The fact that this is not surprising does not make the news any easier to bear. What it does mean for smaller-company bargain-hunters such

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as ourselves is opportunity. Both domestically and internationally, we have seen a large number of what we believe are superb values emerge in our asset class. As is often the case with value investing, patience and discipline will be critical as we wait for the markets to rebound.
    While we wait, it is worth noting that many observers, including some for whom we have enormous respect, are arguing that the events of the past year—particularly the housing crisis, the credit crunch and the slowing economy—signal the end of the era of low interest rates and low-to-moderate inflation that began following the 1982 recession and ran, with some notable interruptions, through the stock market peaks in 2007. We agree in large part with this assessment. It seems plain to us that we have entered a period that will be characterized by higher inflation and rising interest rates. However, there is little agreement as to how pronounced an effect these changes will have on the U.S. economy and stock markets. So these recent travails put all of us in the position of Dylan’s Mr. Jones: there is something happening here, but we don’t know what it is. Our take is that the short term will be challenging at best, but that solid recoveries for both the economy and equities will come in the next three to five years. As is our habit, we first look at history for future direction. In a Royce Fund 1989 Annual Report, we recalled a “full-blown recession” that led to a robust economic expansion, “an epic crash in 1987 and mini-crash in 1989,” and a market that saw “speculative binges in oil, precious metals and real estate as well as stocks.” In other words, it seems to us that nothing about the ’90s or the current decade is unprecedented.

Subterranean Small-Cap Blues
As might be expected in such a tumultuous period, the current market leadership question also looks unsettled. Domestic small-caps, as measured by the Russell 2000 index, finished the year-to-date period ended 6/30/08 with a loss of 9.4%, which was better than the large-cap S&P 500 index (-13.1%), the more tech-laden Nasdaq Composite (-11.9%) and the global MSCI EAFE (Europe, Australasia and Far East) index (-11.0%). Small-cap’s performance advantage over large-cap stocks thus far in 2008 was primarily attributable to its advantage in the second quarter, in particular its strong relative showing in May, when the Russell 2000 gained 4.6% versus 1.3% for the S&P 500. (Smaller stocks finished the second quarter just barely in positive territory, up 0.6% versus -2.7% for their large-cap peers.) The strong rally from the current small-cap cycle trough on 3/10/08 was followed by an almost equally strong decline in June that collapsed share prices across the globe. During the month, the Russell 2000 lost 7.7%, the S&P 500 fell 8.4%, the Nasdaq Composite was down 9.1% and the MSCI EAFE declined 8.2%.
    The relative resilience of smaller companies during June was a welcome development. Although it did not decisively shift market leadership back to our chosen asset class, it certainly helped the Russell 2000 lose less during the highly volatile first half of 2008. However, the S&P 500 was slightly ahead of its small-cap counterpart in the first quarter of 2008 (-9.5% versus -9.9%) and decidedly better in the second half of 2007. These outperformance periods allowed
Both domestically and internationally,
we have seen a large number of what
we believe are superb values emerge
in our asset class. As is often the
case with value investing, patience
and discipline will be critical as we
wait for the markets to rebound.

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of course, that our long-term outlook

for the company remains positive).

 While our hope is that any

subsequent drops in share prices are

temporary, it is also why we look

for companies that have the

financial strength to survive difficult

times for their industry or sector. This

remains a cornerstone of our

approach because, despite our best

intelligence, trouble sometimes

lasts longer than we anticipate. Just

as we attempt to be opportunistic

from a purchase-price standpoint,

 we like companies that view

opportunity through a similar prism.

 Businesses with strong balance

sheets will at times act in a similar

fashion, using their financial position

to acquire lesser competitors.

 Our practice of purchasing low-

expectation companies often involves

going against the grain of Wall

Street. Five years ago, for example,

 oil was trading at a then-high of $30

per barrel. The Wall Street consensus

was that the price of oil had reached

a peak and would soon begin to

decline. We began to look closely

at energy services companies as well

as oil and gas businesses because

expectations were driving investors

away to the point that share prices

began to look more and more

Continued on page 8...
Letter to Our Shareholders

the S&P 500 to stay ahead of the Russell 2000 for both the one-year (-13.1% versus -16.2%) and three-year (+4.4% versus +3.8%) periods ended 6/30/08, while over longer-term periods, smaller stocks held serve; the Russell 2000 beat the S&P 500 for the five-, 10- and 15-year periods ended 6/30/08.
     While large-cap stocks had to wait until early July to officially enter a bear market (traditionally defined as a price decline of 20% or more from a previous peak), the seeming inevitability of its arrival put the phrase ‘bear market’ on the lips of most investors before the end of June. The Dow Jones Industrial Average finished the second quarter with a price 19.9% below its 10/9/07 all-time peak. After making a cyclical high in May, the S&P 500 fell more than 10% to close the quarter within a single percentage point of its cycle low on 3/10/08. The Russell 2000 rallied to a new cyclical high in early June before it fell 9.5% by the end of the quarter. However, the small-cap index also managed to retain more of its gain, staying 7.6% above its current cycle low on 3/10/08.
     We expect more volatility and lower, possibly negative returns for much of the market in the coming months. Although we once believed that large-cap would have an advantage, we now believe that quality-oriented companies, regardless of market cap, should outperform and that smaller companies may provide an edge during short-term market upswings. We also suspect that smaller stocks should lead when share prices eventually show some sustained recovery. This, however, is likely to take some time before materializing. Putting aside for a moment the challenges that must be worked through in the economy as well as in the credit and housing markets, the Russell 2000 also enjoyed a mostly uninterrupted run from its trough on 10/9/02 through its most recent peak on 7/13/07. Nearly five years of primarily rising stock prices does not correct itself quickly or, unfortunately, without pain.

Tangled up in Value
Small-cap value stocks, as measured by the Russell 2000 Value index, have felt more than their share of pain recently after dominating the Russell 2000 Growth index during the first seven years of the current decade. During the last full small-cap market cycle, which lasted from 3/9/00 until 7/13/07, the Russell 2000 Value index substantially outperformed the Russell 2000 Growth index (+189.5% versus -14.8%). The small-cap value index also outpaced the small-cap growth index from the small-cap market trough on 10/9/02 through 7/13/07, up 183.9% versus 169.7%. However, the small-cap growth index began to chip away at this lead during 2007, when it beat small-cap value in each of that year’s four quarters.
    Small-cap growth hung on to its advantage through the year-to-date period ended 6/30/08 (-8.9% versus -9.8% for the small-cap value index), as well as from the recent small-cap peak on 7/13/07. Results for both small-cap style indices were close from 7/13/07 through the small-cap trough low on 3/10/08, a period in which the Russell 2000 Value index fell 25.4% and its small-cap growth sibling lost 23.0%, reversing small-cap value’s usual edge during downturns. From the small-cap market peak on 7/13/07 through 6/30/08, the small-cap growth index enjoyed a larger performance edge, falling 13.8% versus a loss of 23.1% for the small-cap value index.

4 | This page is not part of the 2008 Semiannual Report to Shareholders

    While neither index has been exempt from the market’s troubles over the past year, investors may be wondering what became of small-cap value’s typical performance edge in down-market periods. We think that the current reversal is not entirely a surprise when one considers just how thoroughly the Russell 2000 Value index prevailed over the Russell 2000 Growth index both from the previous small-cap market peak on 3/9/00 and from the small-cap market trough on 10/9/02 through the end of the last full market cycle in July 2007. That small-cap value has been struggling of late is therefore not unexpected, both in the context of reversion to the mean and in the context of an indiscriminate bear market. Of course, just as we spent much of the first several years of the decade looking for high-quality bargains in areas usually populated by smaller-company growth managers, we have spent much of the last year scrutinizing those places where value managers are thought to roam.

Although we once believed that
large-cap would have an advantage,
we now believe that quality-oriented
companies, regardless of market cap,
should outperform and that smaller
companies may provide an edge
during short-term market upswings.
We also suspect that smaller stocks
should lead when share prices eventually
show some sustained recovery.

Our Back Pages
Performance during the first half of 2008 for the four Select Fund portfolios in this Review and Report was mostly solid on a relative basis, with the exception of Royce Select Fund II. However, there was a particularly wide margin on an absolute basis between the best—Royce Global Select Fund—and worst—Royce Select Fund II—year-to-date results. Part of the performance disparity can be explained by the fact that two portfolios focus mostly on domestic smaller companies, while one has a more global reach and another is a SMid-cap product. We also have four different people co-managing along with Chuck Royce and Whitney George. Thus, a certain divergence is a healthy development. Still, we were disappointed in those portfolios that struggled on an absolute basis during both the six-month and one-year periods ended 6/30/08.
    In general, those funds with more exposure to both energy and steel companies did well, while those that did not paid the price. Portfolios with fairly large exposure to consumer, technology and financial stocks generally struggled more. Indeed, financials continued to be a drag across the entire equity market. On average, the financial components of the Dow declined 26.6% in the second quarter, versus a 7.4% decline for the index. Within the S&P 500, banking and related industries declined 24.9% on average, versus a 2.7% decline for the index. The Financial Services sector of the Russell 2000 was that index’s worst performer, losing 13.4%, while the index gained 0.6%.

The Times They Are A-Changin’
As much as the current bearish period has convinced us that major changes are working their way through the market, it seems to us that there is a significant element to the story that has not received as much attention, namely, the shift in the status of the U.S. in the global economy. The U.S. has gone from being by far the most dominant force, perhaps the only truly dominant force, to being first among a small group of leading players, which includes the European Union, China, Japan and India. The first sign of this change can be traced back to
Interestingly, the degree of inefficiency that we are seeing today in many international smaller companies reminds us of the small-cap market in the United States 15 to 20 years ago.

This page is not part of the 2008 Semiannual Report to Shareholders | 5

attractive to us. This, combined with

many years of industry consolidation,

 gave us the conviction to start

building positions within the sector.

 We were not making a call on

the prospects for oil prices or thinking

that we knew better than the analysts

who devote their careers to the

study of energy—we simply saw an

industry in which we had enjoyed

success in the past once again looking

attractively undervalued to us.

 Our thinking was that the industry was

both significant and robust enough

to eventually recover, though we set

no specific time table as to when.

 More recently, certain industries in

the consumer sectors appear to us to

have been suffering from a similar

dearth of positive expectations. The

slowing economy, the credit crunch,

 the housing bubble and, somewhat

ironically, rising energy costs

have all convinced many observers

that the American consumer is too

financially challenged for consumer

stocks to do anything more than

languish at best. As was the case

with energy earlier in the decade, we

see a traditionally cyclical area

at what looks to us like a potential

low point in its business cycle.

Continued on page 8...

Letter to Our Shareholders

late 2000, when the U.S. dollar first began to decline versus the Euro, a decline that has lasted more than seven years and counting. Other factors also contributed—the bursting Internet bubble, the events of 9/11, a war that has made the U.S. unpopular abroad, the surging economies of China and India, and our own recent struggles with housing, credit and an overall stalled economy. Each is a piece of a larger puzzle that shows the global economy undergoing major changes, and we believe that the shifting role of the U.S. within this system is the critical event.
    We have sought to meet the challenges these changes present by exporting our investment approach over the past decade. Our initial forays into international smaller companies generally involved those with a strong domestic presence, while more recently we have been expanding our scope to include companies whose activities are more international or centered in a particular overseas region such as Western Europe. Our evolution to international investing is rooted in the Royce tradition of attempting to capitalize on market inefficiencies to generate strong absolute returns, while always keeping a close eye on managing risk. We are focusing primarily on developed economies, where we see ample inefficiencies that could translate into opportunities to find attractively priced securities. Interestingly, the degree of inefficiency that we are seeing today in many international smaller companies reminds us of the small-cap market in the United States 15 to 20 years ago. It is possible that we may be in the early phases of a long-term outperformance cycle for smaller companies on a global scale, as international smaller companies follow their U.S. peers and potentially evolve into a professional asset class.

DEVELOPED UNIVERSE BY MARKET CAPITALIZATION (EXCLUDING USA) June 30, 2008
Market Cap Range (Millions)	Number of Companies	Total Market Cap (Billions)	Percent of Companies	Percent of Total Market Cap

$0 - $500	14,148	1,235	81%	6%

$500 - $1,000	1,106	798	6	4

$1,000 - $2,000	753	1,078	4	5

$2,000 - $2,500	232	518	1	2

$2,500 - $5,000	507	1,810	3	8

$5,000 and over	755	16,844	4	76

Total	17,501	22,283	100	100

Source: Reuters

    The number of opportunities in international investing is vast. There are more companies from which to choose and greater total market capitalization. Our research indicates that there are three times as many micro-cap companies—those with market capitalizations up to $500 million—in the developed international universe, with roughly twice the total market capitalization of the U.S. micro-cap universe. Similarly, in the upper tier of the international small-cap world—market caps of $500 million to $2.5 billion—there are more total companies (2,091 versus 1,119) and greater total market capitalization ($2.4 trillion versus $1.3 trillion domestically). However, average market caps tend to be smaller in the international market. For example, according to Reuters the international micro-cap market has a weighted average market cap of $219, compared to $257 domestically. Liquidity issues, therefore, tend

6 | This page is not part of the 2008 Semiannual Report to Shareholders to increase as we move down the market-cap scale, which contributes to greater pricing inefficiencies. Independent research is difficult to come by (when it is available at all). We believe that these differences give us the opportunity to find quality businesses that are not properly priced. In addition, a counter-weight to the liquidity challenges is a marketplace with generally higher yields. As of 6/30/08, the weighted average yield of the international small-cap universe was more than a percentage point higher than its domestic equivalent, 3.5% versus 2.1%.
    Most importantly, we have found that quality is a truly international concept, an idea that recognizes no borders. The same attributes that attract us to domestic companies—strong balance sheets, an established record of earnings, the ability to generate free cash flow and excellent growth prospects—are readily found in international businesses. It really is a small world after all.

We see the next year or two as a
time to prepare and position our
portfolios for a market and economic
rebound that looks at least a year or
two away. We think that three to
five years from now, investors will be
mostly pleased with returns because
we expect the economy to recover
and think that the market will see it
coming first.

Bringing It all Back Home
However promising the future for global opportunities in smaller companies, we think that far too much uncertainty currently exists here at home for the equity markets to settle down and establish a consistent, forward-looking direction. Although there have been plenty of pleasant surprises, we do not think the profit picture is strong enough to outweigh the anxiety that so many investors are feeling, especially about inflation. We see the next year or so being a very volatile period as the market continues to sort out the effects of the housing and credit bubbles and adjusts to a more inflationary environment.
     It seems plain to us that investors will therefore be looking for lower risk in the form of company quality, especially if the bond markets begin to struggle, as many seem to expect. We see the next year or two as a time to prepare and position our portfolios for a market and economic rebound that looks at least a year or two away.

This page is not part of the 2008 Semiannual Report to Shareholders | 7

Our practice in the past several

months has been to root around various

consumer industries looking

for smaller-cap businesses that boast

sterling financial characteristics

in the form of strong balance sheets,

 established records of earnings and

the ability to generate free cash flow.

 The contrarian habit of scouring

beaten-down industries that others

are avoiding or ignoring is a hallmark

of our time-tested value approach.

 By closely examining industries for

which expectations are at a minimum,

 we stay true to our goal of trying

to lower risk, which is a critical part

of building strong, long-term returns

for The Royce Funds.

Letter to Our Shareholders

We think that three to five years from now, investors will be mostly pleased with returns because we expect the economy to recover and think that the market will see it coming first. So while smaller companies should be all right in the short term, we suspect that the real action lies further ahead. In any case, we keep doing what we have always done—buying what we think are high-quality smaller companies trading at attractive prices. A volatile stock market has historically been a boon to value investors, and the current period will hopefully be no exception. Certain areas continue to offer what look to us like compelling bargains, both here and abroad. In addition, some industries have been doing very well, so we have been taking gains in some cases, holding in others and even building positions in companies that are managing their growth most effectively. Wide divergence in sector performance is something that we anticipate will be with us for a while, so we see ample opportunity out there on a global scale.

Sincerely,

Charles M. Royce	W. Whitney George	Jack E. Fockler, Jr.
President	Vice President	Vice President

July 31, 2008
8 | This page is not part of the 2008 Semiannual Report to Shareholders

The Royce Funds 2008 Semiannual Report to Shareholders  |  9

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-4.18%

One-Year			-3.28

One-Year Net [1]			-4.95

Three-Year			11.64

Five-Year			15.23

Since Inception (11/18/98)			16.14

ANNUAL EXPENSE RATIO

Operating Expenses			2.09%

* Not annualized
1 Royce Select Fund I’s one-year result has been adjusted to reflect the 2% fee assessed on shares redeemed within three years (365 days effective July 1, 2008).

CALENDAR YEAR TOTAL RETURNS

Year	RS1	Year	RS1

2007	10.7%	2002	-15.8%

2006	15.0	2001	24.5

2005	10.9	2000	15.0

2004	19.1	1999	35.4

2003	48.7

TOP 10 POSITIONS % of Net Assets

AllianceBernstein Holding L.P.			3.3%

SEI Investments			2.6

Sims Group ADR			2.0

CRA International			2.0

Pegasystems			2.0

Unit Corporation			1.9

Lazard Cl. A			1.9

Thor Industries			1.8

Corinthian Colleges			1.8

Gardner Denver			1.8

SHORT POSITIONS % of Net Assets

iShares Russell MicroCap Index			-0.8%

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Services			17.8%

Technology			17.0

Industrial Products			15.8

Financial Services			10.3

Financial Intermediaries			6.8

Natural Resources			6.3

Miscellaneous			4.0

Consumer Products			3.1

Consumer Services			2.2

Health			2.0

Cash and Cash Equivalents			14.7

Royce Select Fund I

Managers’ Discussion
Royce Select Fund I (RS1) was resilient in the midst of the highly volatile downturn that characterized the first half of 2008. For the year-to-date period ended 6/30/08, the Fund was down 4.2% versus a loss of 9.4% for its small-cap benchmark, the Russell 2000. Although not ideal on an absolute basis, RS1’s first-half results were strong enough for the portfolio to outpace its benchmark during each of the bearish and bullish short-term swings that have so far typified 2008. In the first quarter, the Fund lost 5.6% versus a decline of 9.9% for the small-cap index. Following the recent small-cap trough on 3/10/08, when equities began to rebound, RS1 participated fully, outpacing the Russell 2000 from that early March low through the end of the second quarter, up 8.9% compared to a gain of 7.6% for its benchmark. This resulted in outperformance during the second quarter, when the Fund was up 1.5% versus a gain of 0.6% for the Russell 2000.
     When small-caps kicked off a new cycle last July, they established a new peak. From that small-cap market peak on 7/13/07 through 6/30/08, RS1 again posted stronger down market performance than the Russell 2000, losing only 5.6% versus a loss of 18.4% for its benchmark. This was consistent with the Fund’s terrific relative and absolute return from the previous small-cap market peak on 3/9/00 through 6/30/08, a period in which RS1 gained 172.1% versus 26.4% for the small-cap index. RS1 also outperformed the Russell 2000 for the one-, three-, five-year and since inception (11/18/98) periods ended 6/30/08. The Fund’s average annual total return since inception was 16.1%.

     The bulk of the Fund’s dollar-based net losses came from the Financial Services sector, though Technology and Financial Intermediaries were also sizeable detractors. The company with the most significant dollar-based negative impact was MoneyGram International. We built a position last year, while the company was suffering through miseries caused by its exposure to subprime mortgages in its investment portfolio. After re-valuing the portfolio in January 2008, the company announced that it had experienced additional losses due to the subprime contagion. That sent its already
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Sims Group ADR	$269,628

Unit Corporation	250,543

Oil States International	205,324

Calfrac Well Services	192,966

Gardner Denver	173,312

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Effective July 1, 2008, shares redeemed within 365 days of purchase (reduced from three years) may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 15.52% in 2007. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

10  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

plummeting share price into a free fall. After some re-evaluation, we chose to add to our position during the first half, with large purchases in March, April and May. Our hope was that a large infusion of cash received in March from Thomas Lee Partners and Goldman Sachs could help the company stabilize. We also think that the firm’s various money transfer businesses may be strong enough to help it eventually overcome its formidable problems.
     AllianceBernstein Holding remains a healthy dividend payer and, in our view, a very well-run business. However, its stock disappointed after the firm revised its earnings guidance for fiscal 2007 early in 2008. Although we underestimated the intensity of the sentiment against all financial businesses during the first half, we like the firm’s strong profit margins and high returns on equity and capital.

     Steel companies have been undergoing a resurgence, boosted by the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries where large-scale infrastructure construction has continued at a brisk pace. After Metal Management merged with Australian scrap-metal business Sims Group in March 2008—retaining Metal Management’s managers—its share price climbed as it reaped a benefit from its global presence in an increasingly international market. Rising energy prices helped to make Natural Resources the Fund’s only sector with significant dollar-based net gains in the first half. One beneficiary was Unit Corporation, which operates primarily as a contract drilling company, though it also runs its own oil and natural gas exploration business. The record-shattering price of oil and its own growing businesses helped its share price to soar through the end of June. We took gains between April and June. In one notable instance, rising energy costs took nearly as much as they gave, hindering results for companies in businesses sensitive to skyrocketing oil prices. HEICO Corporation has little debt, pays dividends and shows positive, mostly growing, earnings. A manufacturer of electronics and other products for aerospace and defense companies, it saw its price stumble as investors appeared anxious about the future growth of its industry.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

MoneyGram International	$509,182

AllianceBernstein Holding L.P.	227,896

HEICO Corporation Cl. A	197,775

Evercore Partners Cl. A	195,108

SEI Investments	188,700

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,337 million

Weighted Average P/E Ratio**		15.7x

Weighted Average P/B Ratio		2.0x

Weighted Average Portfolio Yield		1.5%

Fund Net Assets		$20 million

Turnover Rate		41%

Number of Holdings		66

Symbol		RYSFX

* Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RS1	Category Median	Best Quartile Breakpoint

Sharpe Ratio	1.02	0.54	0.66

Standard Deviation	11.42	13.92	12.98

Beta	1.01	1.21	1.14

* Five years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 346 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Five-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RS1	15.23%	11.42	1.33

Russell 2000	10.29	14.38	0.72

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  11

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			-10.98%

One-Year			-19.22

One-Year Net [1]			-20.74

Three-Year			2.56

Since Inception (6/30/05)			2.56

ANNUAL EXPENSE RATIO

Operating Expenses			1.01%

* Not annualized
1 Royce Select Fund II’s one-year and since inception results have been adjusted to reflect the 2% fee assessed on shares redeemed within three years (365 days effective July 1, 2008).

CALENDAR YEAR TOTAL RETURNS

Year	RS2	Year	RS2

2007	-5.5%	2006	19.8%

TOP 10 POSITIONS % of Net Assets

CSS Industries			2.1%

UTI Worldwide			2.0

WABCO Holdings			1.9

Interactive Data			1.8

DSW Cl. A			1.6

Comtech Telecommunications			1.6

Alliance Data Systems			1.6

Multi-Color Corporation			1.5

Mentor Graphics			1.5

HEICO Corporation			1.5

SHORT POSITIONS % of Net Assets

iShares Lehman 20+ Year Treasury			-5.9%

Ultra QQQ ProShares			-2.0

Ultra S&P500 ProShares			-1.7

Ultra Oil & Gas ProShares			-0.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Technology			24.6%

Industrial Services			16.5

Consumer Services			14.5

Consumer Products			6.7

Industrial Products			6.6

Financial Services			5.2

Miscellaneous			5.0

Natural Resources			4.5

Financial Intermediaries			4.1

Health			3.1

Cash and Cash Equivalents			9.1

Royce Select Fund II

Managers’ Discussion
The disappointing first half for Royce Select Fund II (RS2) was made somewhat worse for us because of its poor performance during the period’s downturns. For the year-to-date period ended 6/30/08, the Fund was down 11.0%, underperforming its small-cap benchmark, the Russell 2000, which lost 9.4% for the same period. The Fund fell 10.8% during the bearish first quarter of 2008, losing ground to its benchmark, which was down 9.9% for the same period. RS2’s performance revived when smaller stock prices heated up following the recent small-cap market trough on 3/10/08. The Fund outpaced the small-cap index in April (+6.5% versus +4.2%) and held a slight edge during May (+4.9% versus +4.6%).
     This welcome positive momentum was spoiled by a rally-killing June. Stock prices declined indiscriminately throughout the market, but RS2 suffered more than the Russell 2000, down 10.7% versus a loss of 7.7% for the small-cap index. This meant a loss of 0.2% for the second quarter compared to a small gain of 0.6% for the Fund’s benchmark. It also meant that June’s downturn negated a strong upswing for the Fund that had nearly wiped out its poor first quarter. Most upsetting to us was the fact that the portfolio failed to hold value better than the Russell 2000 in both the first quarter and during the month of June.

     The Russell 2000 established a new peak, and thus began a new market cycle, in mid- July 2007. Thus far, the Fund has struggled. From the most recent small-cap peak on 7/13/07 through 6/30/08, the Fund lost 20.6% versus a decline of 18.4% for the Russell 2000. Measuring from the small-cap trough on 3/10/08 through 6/30/08, RS2 was better on an absolute basis, but still trailed its benchmark, up 7.0% versus 7.6% for the small-cap index. We wish to again point out that the Fund’s portfolio managers owned a significant portion of the Fund’s outstanding shares at 6/30/08. Our belief in eating our own cooking has not changed. The Fund’s average annual total return since inception (6/30/05) was 2.6%.
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Mentor Graphics	$15,935

Alliance Data Systems	12,073

Wet Seal (The) Cl. A	11,978

Stifel Financial	9,919

Tekelec	9,498

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Effective July 1, 2008, shares redeemed within 365 days of purchase (reduced from three years) may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 5.92% in 2007. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

12  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

The most significant losses year-to-date came from the following sectors: Consumer Services, where retail stores were hit hard; Financial Services, where specialty finance companies and information and processing businesses disappointed; Technology, which saw net losses in telecommunications, semiconductors and equipment, and software; and Financial Intermediaries, where securities brokers and banks were loss leaders on a dollar basis. Evercore Partners is a boutique-style investment bank specializing in strategic and tactical advice to public and private companies. The credit crunch slowed merger & acquisition (M&A) activity, which led the firm’s stock price to drop. We more than doubled our position in the first half based on our confidence in its conservatively managed business, ample cash and the strength of its corporate restructuring business.
     ASTA Funding buys unpaid credit card and other consumer receivables at a significant discount to the amounts owed by the debtors. Its stock price plunged in May after the announcement of a large fiscal second-quarter loss owing to slow collections on a sizeable portfolio of credit card debt that the company purchased in 2007. At the end of June, we liked its profitable business model enough to have built our stake in the first half. When we first bought shares of MoneyGram International in November 2007, it was finishing a miserable year, with exposure to subprime mortgages in its investment portfolio. After valuing the portfolio in January 2008, the funds-transfer services company announced that it had experienced additional losses due to the subprime contagion. That sent its already falling share price into a free fall, prompting us to sell our position in RS2’s portfolio in January.

     We also chose to take our losses and move on with RF Micro Devices, a manufacturer of radio frequency (RF) components for mobile communications. Its revised, softer outlook for the fiscal year, based mostly on a slow market for headsets, led investors to sever their connections. Teddy bears are serious business, at least to the talented group at Build-A-Bear Workshop. The firm has what we think is a terrific niche business in a plaything category that never goes out of style. It also boasts a strong balance sheet and receives little attention from Wall Street. The stock of this mall-based consumer discretionary business has slumped badly, so we added to our position in the first half.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

Evercore Partners Cl. A	$20,041

RF Micro Devices	19,440

Build-A-Bear Workshop	19,126

ASTA Funding	17,856

MoneyGram International	17,220

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$661 million

Weighted Average P/E Ratio**		12.8x

Weighted Average P/B Ratio		1.4x

Weighted Average Portfolio Yield		1.1%

Fund Net Assets		$2 million

Turnover Rate		147%

Number of Holdings		110

Symbol		RSFDX

* Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (10% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RS2	Category Median	Best Quartile Breakpoint

Sharpe Ratio	-0.03	0.03	0.25

Standard Deviation	15.19	13.74	12.70

Beta	1.13	1.13	1.05

* Three years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 361 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RS2	15.23%	15.19	1.00

Russell 2000	10.29	13.85	0.74

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

The Royce Funds 2008 Semiannual Report to Shareholders  |  13

AVERAGE ANNUAL TOTAL RETURNS Through 6/30/08

Jan-June 2008*			8.13%

One-Year			7.72

One-Year Net [1]			5.68

Three-Year			21.54

Since Inception (6/30/05)			21.54

ANNUAL EXPENSE RATIO

Operating Expenses			2.42%

* Not annualized

1Royce Global Select Fund’s one-year and since inception results have been adjusted to reflect the 2% fee assessed on redemptions of shares held for less than three years (365 days effective July 1, 2008).

CALENDAR YEAR TOTAL RETURNS

Year	RGS	Year	RGS

2007	18.2%	2006	19.4%

TOP 10 POSITIONS % of Net Assets

Unit Corporation			4.4%

Sims Group ADR			3.6

Knight Capital Group Cl. A			3.3

Silver Standard Resources			3.3

Lincoln Electric Holdings			3.0

Schnitzer Steel Industries Cl. A			2.9

Gammon Gold			2.9

Gardner Denver			2.9

Trican Well Service			2.7

Reliance Steel & Aluminum			2.6

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Natural Resources			33.3%

Industrial Products			27.4

Technology			8.2

Consumer Products			5.0

Industrial Services			4.7

Diversified Investment Companies			4.3

Financial Intermediaries			3.3

Consumer Services			2.1

Financial Services			1.5

Health			1.4

Cash and Cash Equivalents			8.9

Royce Global Select Fund

Managers’ Discussion
Although much attention has been focused on the troubles in the U.S. stock market, equities across the globe struggled in the first half of 2008, which made the strong absolute performance of Royce Global Select Fund (RGS) that much more impressive on a relative basis. For the year-to-date period ended 6/30/08, the Fund was up 8.1% versus a loss of 9.4% for its small-cap benchmark, the Russell 2000, and a decline of 9.0% for the global smaller-company index, the MSCI World Small Core, during the same period. Stock prices slumped across the globe during the second half of 2007, and the advent of 2008 offered no respite from the downturn. RGS’s benchmark slipped 9.9% and the global small-cap index fell 8.1% in the first quarter, while the Fund was down 2.6%. Following the U.S. small-cap market trough on 3/10/08, equities rallied through the beginning of June. In spite of losing less in the first quarter, RGS built on its advantage during April and May. When share prices fell again in June, the Fund’s performance also stalled (-1.1%), though not to the same degree as its benchmark (-7.7%) or the MSCI World Small Core index (-8.1%). The upshot was a volatile second quarter in which the Fund’s performance was terrific, up 11.0% versus a gain of 0.6% for the Russell 2000 and a loss of 0.9% for the MSCI World Small Core index.

     Domestic smaller stocks established a new peak on 7/13/07. In doing so, the previous small-cap cycle that began with the peak on 3/9/00 came to a close and a new cycle got under way. From 7/13/07 through 6/30/08, the Fund, which invests in both domestic and international stocks, was up 3.2% compared to a loss of 18.4% for its small-cap benchmark and a decline of 19.4% for the global smaller stock index. In the short-term period from the recent small-cap market trough on 3/10/08 through 6/30/08, RGS gained 11.8% versus respective gains of 7.6% and 3.8% for the Russell 2000 and the MSCI World Small Core index. While the Fund has been in existence only a short time, we could not be more pleased with its results, especially in the more volatile, downward-trending market that began with the new small-cap market cycle in July
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

Unit Corporation	$154,224

Sims Group ADR	123,474

Gardner Denver	105,173

Schnitzer Steel Industries Cl. A	91,008

Gammon Gold	70,164

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Effective July 1, 2008, shares redeemed within 365 days of purchase (reduced from three years) may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses reflect the Fund’s total annual operating expenses as of the most current prospectus and include the Fund’s management fee based on 12.5% of its pre-fee, high watermarked return of 19.20% in 2007. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

14  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

2007. RGS significantly outpaced both its benchmark and the global small-cap index for the one-year and three-year/since inception (6/30/05) periods ended 6/30/08. The Fund’s average annual total return since inception was an impressive 21.5%.
     Three holdings from the precious metals and mining industry in the otherwise strong Natural Resources sector disappointed. Fronteer Development Group is a gold mining company with what we believe are several promising projects. Investors opted for a different point of view in the form of a mass exodus from its stock in February. At issue was the ownership of a uranium mine in which the firm holds an equity stake. Hard times for the Chinese stock market meant a falling stock price for Silvercorp Metals—though the firm is based in Canada, the bulk of its mining operations are located in China. We added to our stake because of an excess of attractive qualities not often found in smaller precious metals and mining companies. Silvercorp pays dividends, has positive earnings and boasts a terrific balance sheet. Its stock price fell in the face of its improving fundamentals, which made our decision to buy more shares much easier. Silver Standard Resources is another conservatively capitalized silver miner with solid fundamentals. Its share price dropped with two consecutive quarters of negative earnings as it experienced some difficulties in transitioning from an exploration business to a full-fledged mining company. We added to our stake in the first half.

     Two of the portfolio’s strongest individual performances, which came from Unit Corporation and Sims Group (which acquired another holding, Metal Management), each had higher net gains on a dollar basis than RGS’s worst-performing sector, Consumer Products (home to RV makers Thor Industries and Winnebago Industries). Unit is primarily a contract drilling company, but also runs its own oil and natural gas exploration business. It benefited from increased production in both its oil and natural gas business. We initiated a small position in RGS’s portfolio in 2005. Steel companies from the Industrial Products sector, such as Schnitzer Steel Industries, Reliance Steel & Aluminum and Australia’s Sims Group continued to benefit from the weak U.S. dollar, which has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

Fronteer Development Group	$68,041

Silvercorp Metals	42,424

Thor Industries	41,525

Winnebago Industries	41,301

Silver Standard Resources	41,101

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*		$1,832 million

Weighted Average P/E Ratio**		14.2x

Weighted Average P/B Ratio		2.5x

Weighted Average Portfolio Yield		1.2%

Fund Net Assets		$7 million

Turnover Rate		14%

Number of Holdings		54

Symbol		RSFTX

* Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (13% of portfolio holdings as of 6/30/08).

MORNINGSTAR STATISTICAL MEASURES*

	RGS	Category Median	Best Quartile Breakpoint

Sharpe Ratio	1.21	0.03	0.25

Standard Deviation	13.57	13.74	12.70

Beta	0.81	1.13	1.05

* Three years ended 6/30/08. Category Median and Best Quartile Breakpoint based on 361 small-cap objective funds (oldest class) with at least five years of history.

RISK/RETURN COMPARISON Three-Year Period Ended 6/30/08

	Average Annual Total Return	Standard Deviation	Return Efficiency*

RGS	21.54%	13.57	1.59

Russell 2000	10.29	13.85	0.74

* Return Efficiency is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

PORTFOLIO COUNTRY BREAKDOWN % of Net Assets

United States		40.6%

Canada		23.9

Australia		3.6

Germany		3.2

Mexico		2.6

Finland		2.5

South Africa		2.4

Cayman Islands		2.3

Belgium		2.2

Italy		2.0

Austria		1.8

France		1.6

Brazil		1.6

United Kindgom		0.9

The Royce Funds 2008 Semiannual Report to Shareholders  |  15

CUMULATIVE TOTAL RETURNS Through 6/30/08

Year-to-Date	-2.19%

Since Inception (9/28/07)	-1.64

Since Inception (9/28/07) Net [1]	-3.61

ANNUAL EXPENSE RATIO

Annual Operating Expenses	0.75%

1 Royce SMid-Cap Select Fund’s since inception result has been adjusted to reflect the 2% fee assessed on shares redeemed within three years (365 days effective July 1, 2008).

TOP 10 POSITIONS % of Net Assets

Pan American Silver	3.3%

Alliant Techsystems	3.2

UGI Corporation	3.2

Gardner Denver	2.8

Polo Ralph Lauren	2.6

Helix Energy Solutions Group	2.6

Exterran Holdings	2.5

Check Point Software Technologies	2.4

Agnico-Eagle Mines	2.2

Equitable Resources	2.2

SHORT POSITIONS % of Net Assets

Amazon	-1.5%

Rogers Corporation	-0.8

Harsco Corporation	-0.5

PORTFOLIO SECTOR BREAKDOWN % of Net Assets

Industrial Products	13.8%

Natural Resources	10.9

Technology	10.5

Industrial Services	8.8

Financial Services	7.3

Consumer Products	6.8

Financial Intermediaries	6.1

Health	3.4

Diversified Investment Companies	2.0

Utilities	8.3

Miscellaneous	2.8

Consumer Services	2.4

Cash and Cash Equivalents	16.9

Royce SMid-Cap Select Fund

Managers’ Discussion
While we would prefer to report positive results, given the equity market’s difficulties thus far in 2008, we were not terribly disappointed with Royce SMid-Cap Select Fund’s (RSS) first half results. RSS was down 2.2% for the year-to-date period ended 6/30/08, substantially outperforming its benchmark, the Russell 2500, which declined 8.1% for the same period. It was particularly gratifying to have been able to minimize downside losses while outperforming the index. During the bearish first quarter, RSS was down 5.4%, while the Russell 2500 lost 9.4%. The Fund’s solid second quarter results, up 3.4% versus 1.4% for the benchmark, was the result of strong performance in the volatile period from the recent trough on 3/10/08 through what was a truly awful June.
      Although RSS has only been in existence for a short period of time, we are satisfied with the Fund’s early results on a relative basis, although it perhaps goes without saying that we would always prefer positive absolute returns. RSS significantly outpaced the Russell 2500 for the six-month and since inception (9/28/07) periods ended 6/30/08. The Fund’s cumulative total return since inception was -3.6%.

     Natural Resources was the Fund’s best performing sector during the period, largely benefiting from holdings in the energy services group and oil and gas industries. The precious metals and mining industry was also a positive contributor from this sector, with noteworthy performance from Agnico-Eagle Mines, a large Canadian gold producer, which remains a favorite precious metals name as it is one of the few gold producers exhibiting production growth. In the Industrial Products sector, steel companies have been undergoing a resurgence, boosted by a weak U.S. dollar that has made domestic steel and scrap metal attractively priced to BRIC (Brazil, Russia, India and China) and other developing countries where large-scale infrastructure construction has continued at a brisk pace. Sims Group, an Australian scrap steel processor, was a notable performer with strong earnings driven by rising scrap steel prices around the world. Both the demand and pricing outlooks continue to be very favorable for Sims. Consumer Services also contributed dollar-based net gains, with
GOOD IDEAS THAT WORKED Net Realized and Unrealized Investment Return* Year-to-Date Through 6/30/08

ScanSource	$10,609

Agnico-Eagle Mines	6,585

Arris Group	6,107

Analog Devices	4,492

Sims Group ADR	4,296

*Includes dividends

Important Performance and Expense Information
All performance information in this Report reflects past performance, is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Effective July 1, 2008, shares redeemed within 365 days of purchase (reduced from three years) may be subject to a 2% redemption fee payable to the Fund. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. Operating expenses include performance fees based on 12.5% of the Fund’s estimated pre-fee, high watermarked return of 5%. Royce & Associates has contractually agreed to absorb all other operating expenses of the Fund, other than dividend expense relating to any short selling activity of the Fund and acquired fund fees and expenses, when applicable. Acquired fund fees and expenses are those incurred indirectly as a result of investment in one or more acquired funds, including mutual funds, hedge funds, private equity funds and other pooled investment vehicles.

16  |  The Royce Funds 2008 Semiannual Report to Shareholders

Performance and Portfolio Review

favorable results from the retail stores and online commerce industries. The Fund’s success in the sector was an especially noteworthy feat because, like technology, consumer stocks generally performed poorly elsewhere in the market during the period. Tiffany, Dollar Tree, and a short position in Amazon.com were particularly successful investments in this sector.
     Technology was also a strong contributor to the Fund’s performance, with three of the Fund’s top gainers on a dollar basis. Considering the difficulties faced by many tech stocks in the first half, we were pleased with our stock picking. ScanSource, a value-added distributor of specialty tech products, was by far the largest single contributor on a dollar basis. Its stock price seemed to climb based on strong earnings in the first quarter. We sold our shares in June. A dismal outlook for cable television providers helped to bring the share price of cable equipment provider ARRIS to a level we found attractive in April. Its stock then soared on solid earnings news and some favorable attention from Wall Street analysts. We traded the stock actively between April and June. In March, we initiated a position in Analog Devices, an analog semiconductor company that has seen improved new designs and stable-to-growing end markets. The firm also prudently divested some lower margin businesses. Technology was not without its losers, however, as Foundry Networks detracted from performance in part owing to slower government spending on network gateway products.

     Not surprisingly, Financial Services was a troublesome sector for the Fund in the first half of 2008, as were Consumer Products and Health. Underperformance in Financial Services was largely attributable to SEI Investments, an investment management services company that provides investment processing software and services to money management, brokerage and trust companies. It struggled with declines in global equity markets and with the introduction of new products. In light of a generally negative view on the equity markets, we sold the position in RSS’s portfolio. URS Corporation, which provides engineering, construction, and technical services, had the largest negative impact on performance. Suffering the ill effects of the housing slowdown, the company’s business faced budget shortfalls and deficits from structure spending over the next year or two. We sold our shares in the first quarter.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Investment Loss* Year-to-Date Through 6/30/08

URS Corporation	$7,342

SEI Investments	5,600

NCR Corporation	5,139

Foundry Networks	4,382

Advance Auto Parts	4,285

*Net of dividends

FUND INFORMATION AND PORTFOLIO DIAGNOSTICS

Average Market Capitalization*	$3,166 million

Weighted Average P/E Ratio**	16.1x

Weighted Average P/B Ratio	2.0x

Weighted Average Portfolio Yield	1.4%

Fund Net Assets	$1 million

Turnover Rate	328%

Number of Holdings	62

Symbol	RMISX

* Geometrically calculated
**The Fund’s P/E calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 6/30/08).

The Royce Funds 2008 Semiannual Report to Shareholders  |  17

Schedules of Investments

Royce Select Fund I

	SHARES	VALUE
COMMON STOCKS – 85.3%

Consumer Products – 3.1%
Apparel, Shoes and Accessories - 1.3%
Columbia Sportswear	6,900	$253,575

Sports and Recreation - 1.8%
† Thor Industries	17,500	372,050

Total (Cost $769,780)		625,625

Consumer Services – 2.2%
Retail Stores - 2.2%
† AnnTaylor Stores [a]	8,500	203,660
† Men’s Wearhouse (The)	15,100	245,979

Total (Cost $533,733)		449,639

Financial Intermediaries – 6.8%
Banking - 1.1%
Bank of N.T. Butterfield & Son	15,391	227,787

Securities Brokers - 5.7%
Evercore Partners Cl. A	33,500	318,250
Jefferies Group	16,100	270,802
Lazard Cl. A	11,300	385,895
† Stifel Financial [a]	4,600	158,194

		1,133,141

Total (Cost $1,687,444)		1,360,928

Financial Services – 10.3%
Information and Processing - 4.2%
MoneyGram International [a]	106,500	96,063
Morningstar [a]	3,100	223,293
SEI Investments	22,200	522,144

		841,500

Insurance Brokers - 1.5%
Brown & Brown	16,900	293,891

Investment Management - 4.6%
AllianceBernstein Holding L.P.	12,200	667,096
† Westwood Holdings Group	6,520	259,496

		926,592

Total (Cost $2,221,510)		2,061,983

Health – 2.0%
Drugs and Biotech - 1.3%
Alpharma Cl. A [a]	11,800	265,854

Health Services - 0.7%
eResearch Technology [a]	7,900	137,776

Total (Cost $284,447)		403,630

Industrial Products – 15.8%
Automotive - 0.7%
Copart [a]	3,300	141,306

Building Systems and Components - 2.7%
† Apogee Enterprises	15,000	242,400
	SHARES	VALUE
Industrial Products (continued)
Building Systems and Components (continued)
† Drew Industries [a]	19,200	$306,240

		548,640

Industrial Components - 1.2%
PerkinElmer	8,800	245,080

Machinery - 5.7%
Lincoln Electric Holdings	4,000	314,800
Regal-Beloit	7,300	308,425
Rofin-Sinar Technologies [a]	7,800	235,560
Wabtec Corporation	5,800	281,996

		1,140,781

Metal Fabrication and Distribution - 3.7%
Haynes International [a]	5,700	328,035
† Sims Group ADR	10,240	408,576

		736,611

Pumps, Valves and Bearings - 1.8%
Gardner Denver [a]	6,500	369,200

Total (Cost $2,512,623)		3,181,618

Industrial Services – 17.8%
Commercial Services - 9.8%
† Cintas Corporation	9,500	251,845
Corinthian Colleges [a]	31,900	370,359
CRA International [a]	11,000	397,650
Grupo Aeroportuario del Centro Norte ADR	16,800	278,544
MPS Group [a]	12,100	128,623
Ritchie Bros. Auctioneers	5,700	154,641
Universal Technical Institute [a]	12,700	158,242
Watson Wyatt Worldwide Cl. A	4,210	222,667

		1,962,571

Engineering and Construction - 1.7%
KBR	10,000	349,100

Food, Tobacco and Agriculture - 1.0%
† Industrias Bachoco ADR	6,800	201,280

Industrial Distribution - 2.3%
MSC Industrial Direct Cl. A	6,300	277,893
Pool Corporation	10,100	179,376

		457,269

Transportation and Logistics - 3.0%
Arkansas Best	8,900	326,096
Universal Truckload Services [a]	12,500	275,250

		601,346

Total (Cost $3,324,815)		3,571,566

Natural Resources – 6.3%
Energy Services - 6.3%
Calfrac Well Services	7,600	239,470
Oil States International [a]	5,400	342,576
Pason Systems	18,700	302,589
Unit Corporation [a]	4,700	389,959

Total (Cost $723,848)		1,274,594

18 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Technology – 17.0%
Aerospace and Defense - 1.7%
HEICO Corporation Cl. A	13,300	$353,514

Components and Systems - 2.7%
Benchmark Electronics [a]	17,450	285,133
Plexus Corporation [a]	9,600	265,728

		550,861

IT Services - 3.0%
Perot Systems Cl. A [a]	13,400	201,134
SRA International Cl. A [a]	9,200	206,632
Syntel	5,900	198,948

		606,714

Semiconductors and Equipment - 1.5%
GSI Group [a]	38,400	297,984

Software - 6.6%
Fair Isaac	16,700	346,859
MSC.Software [a]	26,000	285,480
Pegasystems	29,307	394,472
SkillSoft ADR [a]	32,600	294,704

		1,321,515

Telecommunications - 1.5%
Foundry Networks [a]	25,000	295,500

Total (Cost $3,179,177)		3,426,088

Miscellaneous [b] – 4.0%
Total (Cost $821,204)		805,748

TOTAL COMMON STOCKS
(Cost $16,058,581)		17,161,419

REPURCHASE AGREEMENT – 14.8%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $2,969,169 (collateralized
by obligations of various U.S. Government
Agencies, valued at $3,045,078)
(Cost $2,969,000)		2,969,000

TOTAL INVESTMENTS – 100.1%
(Cost $19,027,581)		20,130,419

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.1)%		(13,051)

NET ASSETS – 100.0%		$20,117,368

SECURITIES SOLD SHORT
COMMON STOCKS – 0.8%
Diversified Investment Companies – 0.8%
Exchange Traded Funds - 0.8%
iShares Russell Microcap Index Fund	3,500	$156,135

TOTAL SECURITIES SOLD SHORT
(Proceeds $207,894)		$156,135

Royce Select Fund II

	SHARES	VALUE
COMMON STOCKS – 90.8%

Consumer Products – 6.7%
Apparel, Shoes and Accessories - 3.9%
† Cherokee	1,100	$22,165
Jones Apparel Group	1,180	16,225
† Movado Group	1,500	29,700
† Phillips-Van Heusen	450	16,479

		84,569

Health, Beauty and Nutrition - 2.0%
† NBTY [a]	600	19,236
NutriSystem	1,800	25,452

		44,688

Sports and Recreation - 0.8%
† RC2 Corporation [a]	900	16,704

Total (Cost $160,296)		145,961

Consumer Services – 14.5%
Leisure and Entertainment - 1.7%
Cinemark Holdings	1,600	20,896
Premier Exhibitions [a]	3,500	15,890

		36,786

Online Commerce - 2.4%
† Alloy [a]	3,010	21,762
† CryptoLogic	1,060	15,222
† 1-800-FLOWERS.COM Cl. A [a]	2,300	14,835

		51,819

Retail Stores - 10.4%
† American Eagle Outfitters [c]	1,250	17,038
Brown Shoe [c]	2,140	28,997
Build-A-Bear Workshop [a]	3,900	28,353
† Cash America International	800	24,800
Conn’s [a]	1,200	19,284
DSW Cl. A [a,c]	3,025	35,634
† Jos. A. Bank Clothiers [a]	600	16,050
Longs Drug Stores	500	21,055
† Men’s Wearhouse (The)	950	15,475
New York & Company [a]	600	5,478
Wet Seal (The) Cl. A [a]	3,235	15,431

		227,595

Total (Cost $361,544)		316,200

Financial Intermediaries – 4.1%
Banking - 0.1%
† Franklin Bank [a]	2,600	1,586

Insurance - 1.0%
† Fidelity National Financial Cl. A	1,700	21,420

Securities Brokers - 3.0%
Evercore Partners Cl. A	2,600	24,700
Lazard Cl. A	900	30,735
† Stifel Financial [a]	300	10,317

		65,752

Total (Cost $126,057)		88,758

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 19

Schedules of Investments

Royce Select Fund II (continued)

	SHARES	VALUE
Financial Services – 5.2%
Information and Processing - 2.5%
† FactSet Research Systems	250	$14,090
† Interactive Data	1,600	40,208

		54,298

Insurance Brokers - 1.7%
Brown & Brown	1,000	17,390
National Financial Partners	960	19,027

		36,417

Specialty Finance - 1.0%
ASTA Funding	1,200	10,872
Portfolio Recovery Associates [a]	300	11,250

		22,122

Total (Cost $136,802)		112,837

Health – 3.1%
Health Services - 2.1%
† Air Methods [a,c]	800	20,000
† RehabCare Group [a]	900	14,427
Res-Care [a]	600	10,668

		45,095

Medical Products and Devices - 1.0%
Cutera [a]	1,600	14,448
Health Tronics [a]	2,500	8,175

		22,623

Total (Cost $76,926)		67,718

Industrial Products – 6.6%
Automotive - 1.9%
WABCO Holdings	900	41,814

Building Systems and Components - 0.8%
Armstrong World Industries [c]	600	17,532

Industrial Components - 0.8%
† Gerber Scientific [a]	1,500	17,070

Machinery - 2.0%
EnPro Industries [a,c]	200	7,468
Hurco Companies [a]	500	15,445
† Twin Disc	1,000	20,930

		43,843

Metal Fabrication and Distribution - 1.1%
Haynes International [a,c]	430	24,747

Total (Cost $144,967)		145,006

Industrial Services – 16.5%
Commercial Services - 6.7%
Alliance Data Systems [a]	600	33,930
Hudson Highland Group [a]	1,652	17,296
Lincoln Educational Services [a]	1,900	22,097
† Manpower	500	29,120
† Robert Half International	650	15,581
Volt Information Sciences [a]	1,200	14,292
† Waste Services [a]	1,982	13,953

		146,269

	SHARES	VALUE
Industrial Services (continued)
Engineering and Construction - 1.6%
† EMCOR Group [a]	300	$8,559
HLS Systems International [a]	2,600	13,624
NVR [a,c]	25	12,502

		34,685

Food, Tobacco and Agriculture - 0.7%
Origin Agritech [a]	2,600	15,548

Printing - 4.6%
† Consolidated Graphics [a]	400	19,708
† CSS Industries	1,900	46,018
† Multi-Color Corporation	1,600	33,584

		99,310

Transportation and Logistics - 2.9%
Atlas Air Worldwide Holdings [a]	400	19,784
† UTI Worldwide	2,200	43,890

		63,674

Total (Cost $362,409)		359,486

Natural Resources – 4.5%
Energy Services - 2.1%
CE Franklin [a]	1,700	17,051
Trico Marine Services [a]	500	18,210
World Fuel Services	500	10,970

		46,231

Oil and Gas - 1.4%
† Holly Corporation	800	29,536

Real Estate - 1.0%
† Avatar Holdings [a]	750	22,718

Total (Cost $108,749)		98,485

Technology – 24.6%
Aerospace and Defense - 2.3%
† BE Aerospace [a]	800	18,632
† HEICO Corporation	1,000	32,540

		51,172

Components and Systems - 3.0%
Nam Tai Electronics	700	9,156
Newport Corporation [a,c]	1,300	14,807
Spectrum Control [a]	2,050	16,810
Vishay Intertechnology [a]	2,800	24,836

		65,609

Distribution - 1.3%
† Avnet [a,c]	1,000	27,280

Internet Software and Services - 1.2%
Marchex Cl. B	350	4,312
† Website Pros [a]	2,550	21,241

		25,553

Semiconductors and Equipment - 4.5%
Advanced Energy Industries [a]	1,200	16,440
† Mentor Graphics [a]	2,100	33,180
OmniVision Technologies [a]	600	7,254
Tessera Technologies [a]	600	9,822
Trident Microsystems [a]	4,000	14,600

20 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
Technology (continued)
Semiconductors and Equipment (continued)
† Varian Semiconductor Equipment Associates [a]	500	$17,410

		98,706

Software - 5.6%
† American Software Cl. A	3,180	17,935
AspenTechnology [a]	1,300	18,200
† Cadence Design Systems [a]	1,700	17,170
DivX [a]	1,334	9,792
OpenTV Cl. A [a]	11,720	15,353
† Pegasystems	1,900	25,574
THQ [a]	900	18,234

		122,258

Telecommunications - 6.7%
ADC Telecommunications [a]	1,900	28,063
Comtech Telecommunications [a]	700	34,300
Globecomm Systems [a]	2,140	17,676
† NETGEAR [a]	1,700	23,562
Novatel Wireless [a]	2,400	26,712
† Sierra Wireless [a]	200	2,920
† Tekelec [a]	950	13,975

		147,208

Total (Cost $558,319)		537,786

Miscellaneous [b] – 5.0%
Total (Cost $127,467)		108,289

TOTAL COMMON STOCKS
(Cost $2,163,536)		1,980,526

REPURCHASE AGREEMENT – 3.1%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
Maturity value $67,004 (collateralized
by obligations of various U.S. Government
Agencies, valued at $70,438)
(Cost $67,000)		67,000

TOTAL INVESTMENTS – 93.9%
(Cost $2,230,536)		2,047,526

CASH AND OTHER ASSETS
LESS LIABILITIES – 6.1%		134,137

NET ASSETS – 100.0%		$2,181,663

SECURITIES SOLD SHORT
COMMON STOCKS – 10.2%
Diversified Investment Companies – 5.9%
Exchange Traded Funds - 5.9%
iShares Lehman 20+ Year Treasury Bond Fund	1,400	$129,276

Total (Proceeds $131,906)		129,276

	SHARES	VALUE
Natural Resources – 4.3%
Exchange Traded Funds - 4.3%
Ultra Oil & Gas ProShares	100	$12,125
Ultra QQQ ProShares	600	44,010
Ultra S&P500 ProShares	600	36,984

Total(Proceeds $108,475)		93,119

TOTAL SECURITIES SOLD SHORT
(Proceeds $240,381)		$222,395

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 21

Schedules of Investments

Royce Global Select Fund
	SHARES	VALUE
COMMON STOCKS – 89.6%

Australia – 3.6%
† Sims Group ADR	7,100	$283,290

Total (Cost $153,745)		283,290

Austria – 1.8%
Mayr-Melnhof Karton	1,500	141,677

Total (Cost $159,853)		141,677

Belgium – 2.2%
Sipef	225	172,425

Total (Cost $128,849)		172,425

Canada – 23.9%
Agnico-Eagle Mines	1,500	111,555
Denison Mines [a]	12,500	109,750
Ensign Energy Services	6,800	148,177
Fronteer Development Group [a]	10,000	50,200
Gammon Gold [a]	21,000	227,850
Ivanhoe Mines [a]	10,000	109,100
Lundin Mining [a]	15,000	91,050
† Major Drilling Group International [a]	2,500	122,585
Pason Systems	6,200	100,324
Red Back Mining [a]	14,500	122,291
Silver Standard Resources [a]	9,000	257,850
Silvercorp Metals	13,000	76,493
Tesco Corporation [a]	4,500	143,775
Trican Well Service	8,500	211,312

Total (Cost $1,603,044)		1,882,312

Cayman Islands – 2.3%
Endeavour Mining Capital	25,000	181,426

Total (Cost $198,119)		181,426

Finland – 2.5%
CapMan Cl. B	30,000	118,084
Vaisala Cl. A	2,000	82,848

Total (Cost $235,049)		200,932

France – 1.6%
† Beneteau	5,700	124,833

Total (Cost $130,935)		124,833

Germany – 3.2%
Pfeiffer Vacuum Technology	1,700	176,332
Rational	400	80,675

Total (Cost $214,719)		257,007

Italy – 2.0%
Landi Renzo	25,000	154,296

Total (Cost $100,950)		154,296

	SHARES	VALUE
Mexico – 2.6%
Grupo Simec Ser. B [a]	15,000	$84,868
† Industrias Bachoco ADR	4,000	118,400

Total (Cost $161,000)		203,268

South Africa – 2.4%
Lewis Group	22,000	92,720
Northam Platinum	11,000	94,968

Total (Cost $228,334)		187,688

United Kingdom – 0.9%
† Burberry Group	8,000	72,185

Total (Cost $82,678)		72,185

United States – 40.6%
ADTRAN	4,500	107,280
Allied Nevada Gold [a]	20,000	117,800
Caliper Life Sciences [a]	10,000	25,900
CRA International [a]	2,200	79,530
Dynamic Materials	900	29,655
Endo Pharmaceuticals Holdings [a]	3,500	84,665
Fossil [a]	4,000	116,280
Foundry Networks [a]	15,000	177,300
Gardner Denver [a]	4,000	227,200
Kennametal	3,000	97,650
Knight Capital Group Cl. A [a]	14,500	260,710
† Lam Research [a]	2,900	104,835
Lincoln Electric Holdings	3,000	236,100
MKS Instruments [a]	7,800	170,820
Nu Skin Enterprises Cl. A	4,000	59,680
Reliance Steel & Aluminum	2,700	208,143
Schnitzer Steel Industries Cl. A	2,000	229,200
Thor Industries	2,500	53,150
† UltraShort Consumer Services ProShares	1,100	112,530
† UltraShort Industrials ProShares	1,600	107,456
† UltraShort Real Estate ProShares	1,100	115,500
Unit Corporation [a]	4,200	348,474
Winnebago Industries	3,900	39,741
Woodward Governor	2,500	89,150

Total (Cost $2,742,806)		3,198,749

TOTAL COMMON STOCKS
(Cost $6,140,081)		7,060,088

PREFERRED STOCK – 1.6%
Brazil – 1.6%
Duratex
(Cost $129,546)	6,000	127,253

22 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

Royce SMid-Cap Select Fund

VALUE
REPURCHASE AGREEMENT – 9.0%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $711,040 (collateralized
by obligations of various U.S. Government
Agencies, valued at $733,710)
(Cost $711,000)	$711,000

TOTAL INVESTMENTS – 100.2%
(Cost $6,980,627)	7,898,341

LIABILITIES LESS CASH
AND OTHER ASSETS – (0.2)%	(12,578)

NET ASSETS – 100.0%	$7,885,763

	SHARES	VALUE
COMMON STOCKS – 83.1%

Consumer Products – 6.8%
Apparel, Shoes and Accessories - 4.5%
† Fossil [a]	300	$8,721
† Gildan Activewear [a]	400	10,352
Polo Ralph Lauren	400	25,112

		44,185

Health, Beauty and Nutrition - 0.8%
† NBTY [a]	260	8,336

Home Furnishing and Appliances - 1.3%
Mohawk Industries [a]	200	12,820

Sports and Recreation - 0.2%
Thor Industries	100	2,126

Total (Cost $74,071)		67,467

Consumer Services – 2.4%
Retail Stores - 2.4%
Dollar Tree [a]	480	15,691
† Tiffany & Co.	200	8,150

Total (Cost $24,024)		23,841

Diversified Investment Companies – 2.0%
Exchange Traded Funds - 2.0%
† UltraShort Industrials ProShares	300	20,148

Total (Cost $17,715)		20,148

Financial Intermediaries – 6.1%
Banking - 1.3%
BOK Financial	250	13,362

Insurance - 4.8%
† Fidelity National Financial Cl. A	900	11,340
Markel Corporation [a]	20	7,340
Mercury General	200	9,344
Wesco Financial [c]	50	19,100

		47,124

Total (Cost $64,883)		60,486

Financial Services – 7.3%
Information and Processing - 1.7%
Dun & Bradstreet	60	5,258
Fiserv [a]	250	11,343

		16,601

Insurance Brokers - 1.7%
Brown & Brown	1,000	17,390

Investment Management - 3.9%
† AGF Management Cl. B	800	17,228
† AllianceBernstein Holding L.P.	200	10,936
† Federated Investors Cl. B	300	10,326

		38,490

Total (Cost $81,258)		72,481

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 23

Schedules of Investments

Royce SMid-Cap Select Fund (continued)

	SHARES	VALUE
Health – 3.4%
Drugs and Biotech - 0.7%
Charles River Laboratories International [a]	100	$6,392

Medical Products and Devices - 2.7%
DENTSPLY International	400	14,720
† IDEXX Laboratories [a]	250	12,185

		26,905

Total (Cost $36,066)		33,297

Industrial Products – 13.8%
Automotive - 1.6%
Advance Auto Parts	400	15,532

Industrial Components - 2.6%
† CLARCOR	330	11,583
† PerkinElmer	500	13,925

		25,508

Machinery - 2.7%
† Franklin Electric	300	11,634
† Lincoln Electric Holdings	200	15,740

		27,374

Metal Fabrication and Distribution - 3.2%
Kennametal	600	19,530
† Sims Group ADR	300	11,970

		31,500

Paper and Packaging - 1.0%
† Silgan Holdings	200	10,148

Pumps, Valves and Bearings - 2.7%
† Gardner Denver [a]	470	26,696

Total (Cost $137,441)		136,758

Industrial Services – 8.8%
Commercial Services - 3.0%
† Grupo Aeroportuario del Centro Norte ADR	700	11,606
Manpower	300	17,472

		29,078

Food, Tobacco and Agriculture - 2.4%
Hormel Foods	300	10,383
† Ruddick Corporation	400	13,724

		24,107

Industrial Distribution - 0.9%
† Pool Corporation	500	8,880

Transportation and Logistics - 1.0%
† Bristow Group [a]	200	9,898

Other Industrial Services - 1.5%
† Republic Services	500	14,850

Total (Cost $93,255)		86,813

Natural Resources – 10.9%
Energy Services - 5.7%
Exterran Holdings [a]	330	23,592
† Helix Energy Solutions Group [a]	600	24,984
† Unit Corporation [a]	90	7,467

		56,043

	SHARES	VALUE
Natural Resources (continued)
Precious Metals and Mining - 5.2%
† Agnico-Eagle Mines	280	$20,824
† Pan American Silver [a]	900	31,122

		51,946

Total (Cost $101,088)		107,989

Technology – 10.5%
Aerospace and Defense - 4.1%
Alliant Techsystems [a]	300	30,504
† Teledyne Technologies [a]	200	9,758

		40,262

Components and Systems - 1.9%
† Vishay Intertechnology [a]	2,100	18,627

Internet Software and Services - 2.3%
Check Point Software Technologies [a]	980	23,197

Telecommunications - 2.2%
† Arris Group [a]	900	7,605
† Comtech Telecommunications [a]	300	14,700

		22,305

Total (Cost $108,236)		104,391

Utilities – 8.3%
Equitable Resources	300	20,718
ONEOK [c]	350	17,091
UGI Corporation	1,050	30,145
Wisconsin Energy	310	14,018

Total (Cost $78,478)		81,972

Miscellaneous [b] – 2.8%
Total (Cost $30,891)		27,636

TOTAL COMMON STOCKS
(Cost $847,406)		823,279

REPURCHASE AGREEMENT – 19.5%
State Street Bank & Trust Company,
2.05% dated 6/30/08, due 7/1/08,
maturity value $193,011 (collateralized
by obligations of various U.S. Government
Agencies, valued at $202,500)
(Cost $193,000)		193,000

TOTAL INVESTMENTS – 102.6%
(Cost $1,040,406)		1,016,279

LIABILITIES LESS CASH
AND OTHER ASSETS – (2.6)%		(25,421)

NET ASSETS – 100.0%		$990,858

24 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

June 30, 2008 (unaudited)

	SHARES	VALUE
SECURITIES SOLD SHORT
COMMON STOCKS – 2.8%
Consumer Services – 1.5%
Online Commerce - 1.5%
Amazon.com	200	$14,666

Total (Proceeds $15,009)		14,666

Industrial Products – 1.3%
Miscellaneous Manufacturing - 0.5%
Harsco Corporation	100	5,441

Specialty Chemicals and Materials - 0.8%
Rogers Corporation	200	7,518

Total (Proceeds $13,647)		12,959

TOTAL SECURITIES SOLD SHORT
(Proceeds $28,656)		$27,625

†	New additions in 2008.
[a]	Non-income producing.
[b]	Includes securities first acquired in 2008 and less than 1% of net assets.
[c]	All or a portion of these securities have been segregated as collateral for short sales.
Bold indicates a Fund’s 20 largest equity holdings in terms of June 30, 2008 market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 25

Statements of Assets and Liabilities	June 30, 2008 (unaudited)

	Royce	Royce	Royce	Royce
	Select	Select	Global Select	SMid-Cap Select
	Fund I	Fund II	Fund	Fund
ASSETS:
Investments at value*	$17,161,419	$1,980,526	$7,187,341	$823,279
Repurchase agreements (at cost and value)	2,969,000	67,000	711,000	193,000
Deposits with brokers for securities sold short	614,469	256,922	–	39,129
Cash and foreign currency	598	628	1,198	660
Receivable for investments sold	–	148,827	–	100,247
Receivable for capital shares sold	–	598	114,450	–
Receivable for dividends and interest	9,198	997	4,373	567

Total Assets	20,754,684	2,455,498	8,018,362	1,156,882

LIABILITIES:
Securities sold short, at fair value**	156,135	222,395	–	27,625
Payable for investments purchased	466,696	51,292	123,571	137,609
Payable for dividends and interest	–	148	–	–
Payable for investment advisory fees	14,485	–	9,028	790

Total Liabilities	637,316	273,835	132,599	166,024

Net Assets	$20,117,368	$2,181,663	$7,885,763	$990,858

ANALYSIS OF NET ASSETS:
Paid-in capital	$16,044,275	$2,608,513	$7,101,042	$996,390
Undistributed net investment income (loss)	216,460	8,257	(137,282)	8,054
Accumulated net realized gain (loss) on investments and foreign currency	2,702,036	(270,083)	4,209	9,510
Net unrealized appreciation (depreciation) on investments and foreign currency	1,154,597	(165,024)	917,794	(23,096)

Net Assets	$20,117,368	$2,181,663	$7,885,763	$990,858

Investment Class	$20,117,368	$2,181,663	$7,885,763	$990,858

SHARES OUTSTANDING:
(unlimited number of $.001 par value shares
authorized for each Fund)
Investment Class	1,153,599	229,865	485,829	100,944

NET ASSET VALUES:
(Net Assets ÷ Shares Outstanding)
Investment Class (1)	$17.44	$9.49	$16.23	$9.82

*	Investments at identified cost	$16,058,581	$2,163,536	$6,269,627	$847,406
**	Proceeds of short sales	207,894	240,381	–	28,656
	Aggregate value of segregated securities	–	145,451	–	36,191

(1)	Offering and redemption price per share; shares redeemed within three years (365 days effective July 1, 2008) of purchase are subject to a 2% redemption fee, payable to the Fund.

26 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Changes in Net Assets

	Royce Select Fund I		Royce Select Fund II

	Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Year ended
	(unaudited)	12/31/07	(unaudited)	12/31/07
INVESTMENT OPERATIONS:
Net investment income (loss)	$120,838	$(47,651)	$9,595	$(3,491)
Net realized gain (loss)on investments and foreign currency	1,776,072	3,865,970	(227,878)	71,003
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(2,930,485)	(1,332,091)	(46,638)	(228,759)

Net increase (decrease) in net assets from investment operations	(1,033,575)	2,486,228	(264,921)	(161,247)

DISTRIBUTIONS:
Net investment income
Investment Class	–	(2,454)	–	–
Net realized gain on investments and foreign currency
Investment Class	–	(3,200,553)	–	(146,681)

Total distributions	–	(3,203,007)	–	(146,681)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	110,570	714,364	55,414	879,874
Distributions reinvested
Investment Class	–	3,006,238	–	143,902
Value of shares redeemed
Investment Class	(2,194,336)	(3,193,784)	(24,365)	(69,221)
Shareholder redemption fees
Investment Class	1	4,533	–	874

Net increase (decrease) in net assets from capital share transactions	(2,083,765)	531,351	31,049	955,429

NET INCREASE (DECREASE) IN NET ASSETS	(3,117,340)	(185,428)	(233,872)	647,501
NET ASSETS:
Beginning of period	23,234,708	23,420,136	2,415,535	1,768,034

End of period	$20,117,368	$23,234,708	$2,181,663	$2,415,535

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$216,460	$95,622	$8,257	$(1,338)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 27

Statements of Changes in Net Assets

	Royce Global Select Fund		Royce SMid-Cap Select Fund

	Six months ended		Six months ended
	6/30/08	Year ended	6/30/08	Period ended
	(unaudited)	12/31/07	(unaudited)	12/31/07*
INVESTMENT OPERATIONS:
Net investment income (loss)	$27,448	$(22,490)	$8,054	$1,048
Net realized gain (loss) on investments and foreign currency	(47,323)	209,708	7,020	3,567
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	597,348	151,360	(37,676)	14,580

Net increase (decrease) in net assets from investment operations	577,473	338,578	(22,602)	19,195

DISTRIBUTIONS:
Net investment income
Investment Class	–	(130,730)	–	(2,125)
Net realized gain on investments and foreign currency
Investment Class	–	(187,081)	–	–

Total distributions	–	(317,811)	–	(2,125)

CAPITAL SHARE TRANSACTIONS:
Value of shares sold
Investment Class	1,730,490	4,493,242	408,250	1,300,000
Distributions reinvested
Investment Class	–	315,084	–	2,125
Value of shares redeemed
Investment Class	(210,887)	(642,827)	(726,258)	–
Shareholder redemption fees
Investment Class	3,061	–	12,273	–

Net increase (decrease) in net assets from capital share transactions	1,522,664	4,165,499	(305,735)	1,302,125

NET INCREASE (DECREASE) IN NET ASSETS	2,100,137	4,186,266	(328,337)	1,319,195
NET ASSETS:
Beginning of period	5,785,626	1,599,360	1,319,195	–

End of period	$7,885,763	$5,785,626	$990,858	$1,319,195

UNDISTRIBUTED NET INVESTMENT
INCOME (LOSS) AT END OF PERIOD	$(137,282)	$(164,730)	$8,054	$–

*	The Fund commenced operations on September 28, 2007.

28 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Statements of Operations	Six Months Ended June 30, 2008 (unaudited)

	Royce	Royce	Royce	Royce
	Select	Select	Global Select	SMid-Cap Select
	Fund I	Fund II	Fund	Fund
INVESTMENT INCOME:
Income:
Dividends	$94,238	$11,751	$47,189	$6,015
Interest	41,679	1,460	13,676	4,934

Total income	135,917	13,211	60,865	10,949

Expenses:
Investment advisory fees	14,485	–	33,417	2,711
Dividends on securities sold short	594	3,616	–	184

Total expenses	15,079	3,616	33,417	2,895

Net expenses	15,079	3,616	33,417	2,895

Net investment income (loss)	120,838	9,595	27,448	8,054

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY:
Net realized gain (loss)on investments and foreign currency	1,776,072	(227,878)	(47,323)	7,020
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(2,930,485)	(46,638)	597,348	(37,676)

Net realized and unrealized gain (loss) on investments and foreign
currency	(1,154,413)	(274,516)	550,025	(30,656)

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT
OPERATIONS	$(1,033,575)	$(264,921)	$577,473	$(22,602)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	The Royce Funds 2008 Semiannual Report to Shareholders | 29

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

	Net	Net	Net Realized and Unrealized		Distributions	Distributions from Net									Ratio of Net Investment
	Asset Value, Beginning of Period	Investment Income (Loss)	Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	from Net Investment Income	Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets		Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Select Fund I
†2008	$18.20	$0.10	$(0.86)	$(0.76)	$–	$–	$–	$–	$17.44	(4.18	)%*	$20,117	0.07	%*	0.58%*	41%
2007	19.02	(0.04)	2.09	2.05	(0.00)	(2.87)	(2.87)	–	18.20	10.70		23,235	2.09		(0.20)	77
2006	19.16	(0.09)	2.99	2.90	–	(3.05)	(3.05)	0.01	19.02	15.02		23,420	2.18		(0.46)	45
2005 (a)	20.87	(0.05)	2.32	2.27	–	(3.99)	(3.99)	0.01	19.16	10.87		25,545	1.67		(0.22)	83
2004 (a)	19.81	(0.32)	4.08	3.76	–	(2.71)	(2.71)	0.01	20.87	19.08		24,917	2.45		(1.54)	53
2003 (a)	14.60	(0.31)	7.39	7.08	–	(1.88)	(1.88)	0.01	19.81	48.67		21,640	2.69		(1.74)	30

Royce Select Fund II (b)
†2008	$10.66	$0.04	$(1.21)	$(1.17)	$–	$–	$–	$–	$9.49	(10.98	)%*	$2,182	0.16	%*	0.43%*	147%
2007	12.01	(0.02)	(0.64)	(0.66)	–	(0.69)	(0.69)	–	10.66	(5.53)		2,416	1.01		(0.15)	393
2006	10.71	(0.21)	2.32	2.11	–	(0.81)	(0.81)	–	12.01	19.76		1,768	2.99		(1.70)	443
2005	10.00	(0.06)	0.77	0.71	–	–	–	–	10.71	7.10	*	819	1.12	*	(0.64)*	239

Royce Global Select Fund (b)
†2008	$15.01	$0.06	$(1.15)	$1.21	$–	$–	$–	$0.01	$16.23	(8.13	)%*	$7,886	0.48	%*	0.40%*	14%
2007	13.43	(0.24)	2.68	2.44	(0.35)	(0.51)	(0.86)	–	15.01	18.16		5,786	2.40		(0.56)	75
2006	11.77	0.00	2.29	2.29	(0.03)	(0.60)	(0.63)	–	13.43	19.40		1,599	2.40		(0.57)	50
2005	10.00	(0.20)	1.97	1.77	–	–	–	–	11.77	17.70	*	547	2.45	*	(1.84)*	22

Royce SMid-Cap Select Fund (c)
†2008	$10.04	$0.06	$(0.38)	$(0.32)	$–	$–	$–	$0.10	$9.82	(2.19	)%*	$991	0.23	%*	0.64%*	328%
2007	10.00	0.00	0.06	0.06	(0.02)	–	(0.02)	–	10.04	0.56	*	1,319	0.48	*	0.11 *	47

(a)	Net Asset Values and per share amounts have been adjusted to reflect the ten-for-one stock split on July 1, 2005.
(b)	The Fund commenced operations on June 30, 2005.
(c)	The Fund commenced operations on September 28, 2007.
*	Not annualized.
†	Six months ended June 30, 2008 (unaudited).

30 | The Royce Funds 2008 Semiannual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements (unaudited)

Summary of Significant Accounting Policies:
     Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund (the “Fund” or “Funds”), are four series of the Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective February 15, 2008, Royce Mid-Cap Select Fund became Royce SMid-Cap Select Fund.
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
     Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price (in the case of long positions) and at the lowest ask price (in the case of short positions). Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Board of Trustees. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. Investments in money market funds are valued at net asset value per share.
     Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels below:
          Level 1 – quoted prices in active markets for identical securities
          Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements)
          Level 3 – significant observable inputs (including each Fund’s own assumptions in determining the fair value of investments)
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

     The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2008:

	Level 1	Level 2	Level 3	Total

Royce Select Fund I	$16,391,573	$3,738,846	$-	$20,130,419
Royce Select Fund II	1,962,326	85,200	-	2,047,526
Royce Global Select Fund	4,701,569	3,196,772	-	7,898,341
Royce SMid-Cap Select Fund	806,051	210,228	-	1,016,279

Short positions:
	Level 1	Level 2	Level 3	Total

Royce Select Fund I	$(156,135)	$-	$-	$(156,135)
Royce Select Fund II	(222,395)	-	-	(222,395)
Royce Global Select Fund	-	-	-	-
Royce SMid-Cap Select Fund	(27,625)	-	-	(27,625)

Repurchase Agreements:
     The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

Foreign Currency:
     The Funds value their non-U.S. securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. The effects of changes in foreign exchange rates on investments and other assets and liabilities are included with net realized and unrealized gains and losses on investments.
     Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the

The Royce Funds 2008 Semiannual Report to Shareholders  |  31

Notes to Financial Statements (unaudited) (continued)

amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

Short Sales:
     The Funds may sell securities they do not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

Distributions and Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
     The Funds pay any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Investment Transactions and Related Investment Income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
     The Funds generally incur only performance fees and dividends on securities sold short as expenses. See the “Investment Adviser” section of these notes.

Line of Credit:
     The Funds, along with certain other Royce Funds, participate in a $75 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Funds did not utilize the line of credit during the six months ended June 30, 2008.

Capital Share Transactions (in shares):
			Shares issued for
			reinvestment of				Net increase (decrease) in
	Shares sold		distributions		Shares redeemed		shares outstanding

	Period ended		Period ended		Period ended		Period ended
	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended	6/30/08	Period ended
	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07	(unaudited)	12/31/07

Royce Select Fund I
Investment Class	5,973	36,604	-	164,275	(129,034)	(155,359)	(123,061)	45,520

Royce Select Fund II
Investment Class	5,816	71,643	-	13,400	(2,562)	(5,605)	3,254	79,438

Royce Global Select Fund
Investment Class	113,573	289,692	-	20,881	(13,084)	(44,330)	100,489	266,243

Royce SMid-Cap Select Fund
Investment Class	40,807	131,199	-	212	(71,274)	-	(30,467)	131,411

     As of June 30, 2008, affiliates and portfolio managers owned 15.3%, 48.1%, 30.9% and 88.7% of the outstanding shares of Royce Select Fund I, Royce Select Fund II, Royce Global Select Fund and Royce SMid-Cap Select Fund, respectively.

Investment Adviser:
      Under the Trust’s investment advisory agreements with Royce & Associates, LLC (“Royce”), Royce is entitled to receive performance fees that are computed daily and payable monthly. Royce is entitled to receive from each of the Funds a performance fee of 12.5% of each Fund’s pre-fee total return (calculated using “then current” net assets of the Fund), subject to high watermark accounting. Fund shares will not bear a fee for any day on which the Fund’s pre-fee cumulative total return does not exceed its pre-fee cumulative total return as of the day on which a fee was last accrued.

32   |  The Royce Funds 2008 Semiannual Report to Shareholders

However, Royce will not reimburse previously accrued fees because of any negative total returns occurring after their accrual. Under the agreement, all expenses of the Funds, except brokerage commissions, dividends on short sales, taxes, interest, acquired Fund fees and expenses, and extraordinary expenses, will be paid by Royce. For the period ended June 30, 2008, the Funds accrued the following performance fees:

Royce Select Fund I	$14,485
Royce Select Fund II	-
Royce Global Select Fund	33,417
Royce SMid-Cap Select Fund	2,711

Purchases and Sales of Investment Securities:
     For the six months ended June 30, 2008, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

			Short	Purchases to
	Purchases	Sales	Sales	Cover Short Sales
Royce Select Fund I	$7,156,770	$8,083,595	-	-
Royce Select Fund II	2,784,665	2,938,329	$268,958	$151,217
Royce Global Select Fund	2,716,540	827,200	-	-
Royce SMid-Cap Select Fund	2,760,714	2,826,700	245,428	210,993

Tax Information:
     At June 30, 2008, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		Net Unrealized	Gross Unrealized
		Appreciation
	Tax Basis Cost	(Depreciation)	Appreciation	Depreciation
Royce Select Fund I	$18,836,417	$1,137,867	$3,300,170	$2,162,303
Royce Select Fund II	2,003,399	(178,268)	102,031	280,299
Royce Global Select Fund	6,983,463	914,878	1,322,139	407,261
Royce SMid-Cap Select Fund	1,020,007	(31,353)	10,700	42,053

     The primary difference between book and tax basis cost is the timing of the recognition of losses on securities sold for book and tax purposes.

The Royce Funds 2008 Semiannual Report to Shareholders  |  33

Understanding Your Fund’s Expenses (unaudited)

     As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at January 1, 2008 and held for the entire six-month period ended June 30, 2008.

Actual Expenses
     The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at June 30, 2008 by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
     The second part of the table below provides information about hypothetical account values and hypothetical expenses based on an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return, and the expense ratio that would be incurred at that rate of return before expenses. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual				Hypothetical (5% per year return before expenses)

	Beginning	Ending	Expenses Paid	Actual	Beginning	Ending	Expenses Paid	Hypothetical
	Account Value	Account Value	During the	Expense	Account Value	Account Value	During the	Expense
	1/1/08	6/30/08	Period (1)	Ratio (1),(2)	1/1/08	6/30/08	Period (3)	Ratio (4)
Investment Class
Royce Select Fund I	$1,000.00	$958.24	$6.17	0.07%	$1,000.00	$ 1,018.56	$6.36	0.63%
Royce Select Fund II	1,000.00	890.24	5.95	0.16%	1,000.00	1,018.56	6.36	0.63%
Royce Global Select Fund	1,000.00	1,081.28	6.56	0.48%	1,000.00	1,018.56	6.36	0.63%
Royce SMid-Cap
Select Fund	1,000.00	978.09	6.23	0.23%	1,000.00	1,018.56	6.36	0.63%

(1)	Expenses are equal to the Fund’s actual expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(2)	Actual expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
(3)	Expenses are equal to the Fund’s hypothetical annualized expense ratio for the most recent fiscal half-year multiplied by the average account value for the period.
(4)	Hypothetical expense ratio used to derive figures in the table is based on 12.5% of the assumed rate of return of 5% per year before expenses and excludes dividends on securities sold short.

34   |  The Royce Funds 2008 Semiannual Report to Shareholders

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at June 30, 2008, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2008 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
      The Russell 2000 is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 2000 Value and Growth indices consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The S&P 500 is an index of U.S. large-cap stocks selected by Standard & Poor’s based on market size, liquidity and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The MSCI EAFE Index (Europe, Australasia, Far East (is designed to measure the equity market performance of developed markets excluding the United States and Canada. Returns for the market indices used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, Inc.
      The Funds invest primarily in limited number of stocks which may involve considerably more risk than a less concentrated portfolio because a decline in the value of one of these stocks would cause a Fund’s overall value to decline to a greater degree. The Funds invest in mid-, small- and/or micro-cap companies which may involve considerably more risk than investments in securities of larger-cap companies (Please see “Primary Risks for Fund Investors” in the respective prospectus). Royce SMid-Cap Select (up to 25%) and Royce Global Select Fund (up to 100%) may each invest its assets in foreign securities that may involve political, economic, currency and other risks not encountered in U.S. investments (Please see “Investing in Foreign Securities” in the prospectus). Please read the prospectus carefully before investing or sending money.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make,
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
      This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward looking statements for any reason.
      The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting

A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on The Royce Funds’ website at www.roycefunds.com and on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

The Royce Funds 2008 Semiannual Report to Shareholders  |  35

Board Approval of Investment Advisory Agreements

At meetings held on June 4-5, 2008, The Royce Fund’s Board of Trustees, including all of the non-interested trustees, approved the continuance of the Investment Advisory Agreements between Royce & Associates, LLC (“R&A”) and each of Royce Select Fund I (“RS1”), Royce Select Fund II (“RS2”), Royce Global Select Fund (“RGS”) and Royce SMid-Cap Select Fund (“RSS”) (the “Funds”). In reaching these decisions, the Board reviewed the materials provided by R&A, which included, among other things, information prepared internally by R&A and independently by Morningstar Associates, LLC (“Morningstar”) containing detailed expense ratio and investment performance comparisons for each Fund with other mutual funds in their “peer group” and “category” (investment performance comparisons were not provided for RSS due to its limited operating history (less than one year of performance history)), information regarding the past performance of Funds managed by R&A and a memorandum outlining the legal duties of the Board prepared by independent counsel to the non-interested trustees. R&A also provided the trustees with an analysis of its profitability with respect to providing investment advisory services to each of the Funds. In addition, the Board took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, regulatory compliance, brokerage commissions and research, brokerage and execution products and services provided to the Funds. The Board also considered other matters they deemed important to the approval process such allocation of Fund brokerage commissions, and other direct and indirect benefits to R&A and its affiliates, from their relationship with the Funds. The trustees also met throughout the year with investment advisory personnel from R&A. The Board, in its deliberations, recognized that, for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select R&A as the investment adviser and that there was a strong association in the minds of Fund shareholders between R&A and each Fund. In considering factors relating to the approval of the continuance of the Investment Advisory Agreements, the non-interested trustees received assistance and advice from, and met separately with, their independent counsel. While the Investment Advisory Agreements for the Funds were considered at the same Board meetings, the trustees dealt with each agreement separately. Among other factors, the trustees considered the following:
      The nature, extent and quality of services provided by R&A: The trustees considered the following factors to be of fundamental importance to their consideration of whether to approve the continuance of the Funds’ Investment Advisory Agreements: (i) R&A’s more than 30 years of small-cap value investing experience and track record; (ii) the history of long-tenured R&A portfolio managers managing many of The Royce Funds; (iii) R&A’s sole focus on mid-cap, small-cap and micro-cap value investing; (iv) the consistency of R&A’s approach to managing The Royce Funds over more than 30 years; (v) the integrity and high ethical standards adhered to at R&A; (vi) R&A’s specialized experience in the area of trading small- and micro-cap securities; (vii) R&A’s historical ability to attract and retain portfolio management talent; and (viii) R&A’s focus on shareholder interests and providing expansive shareholder reporting and communications. The trustees reviewed the services that R&A provides to the Funds, including, but not limited to, managing each Fund’s investments in accordance with the stated policies of each Fund. The trustees determined that the services to be provided to each Fund by R&A would be the same as those it previously provided to the Funds. They also took into consideration the histories, reputations and backgrounds of R&A’s portfolio managers for the Funds, finding that these would likely have an impact on the continued success of the Funds. Lastly, the trustees noted R&A’s ability to attract quality and experienced personnel. The trustees concluded that the services provided by R&A to each Fund compared favorably to services provided by R&A to other R&A client accounts, including other funds, in both nature and quality, and that the scope of services provided by R&A would continue to be suitable for each Fund.
      Investment performance of the Funds and R&A: In light of R&A’s risk-averse approach to investing, the trustees believe that risk-adjusted performance continues to be an appropriate measure of each Fund’s investment performance. One measure of risk-adjusted performance the trustees have historically used in their review of the funds’ performance is the Sharpe Ratio. The Sharpe Ratio is a risk-adjusted measure of performance developed by Nobel Laureate William Sharpe. It is calculated by dividing a fund’s annualized excess returns by its annualized standard deviation to determine reward per unit of risk. The higher the Sharpe Ratio, the better a fund’s historical risk-adjusted performance. The Board attaches primary importance to risk-adjusted performance over relatively long periods of time, typically three and five years. RS1 fell in the 1st quartile within its Morningstar category for the three and five-year periods ended December 31, 2007 (due to limited operating histories of RS2, RGS and RSS (less than three years of performance history for RS2 and RGS and less than one year of performance history for RSS) rankings were not available for these periods). In addition to RS1’s risk adjusted performance, the trustees also reviewed the Funds’ absolute total returns and down-market performance. Because of RSS’s limited operating history, the Board did not consider its performance but rather the performance of other Royce Funds.
      The trustees noted that R&A manages a number of funds that invest in small-cap and micro-cap issuers, many of which were outperforming the Russell 2000 Index and their competitors. Although the trustees recognized that past performance is not necessarily an indicator of future results, they found that R&A had the necessary qualifications, experience and track record in managing small-cap and micro-cap securities to manage the Funds. The trustees determined that R&A continued to be an appropriate investment adviser for the Funds and concluded that RS1’s, RS2’s and RGS’s performance and the performance of other Royce Funds with respect to RSS, supported the renewal of each Fund’s Investment Advisory Agreement.
       Cost of the services provided and profits realized by R&A from its relationship with each Fund: The trustees considered the cost of the services provided by R&A and profits realized by R&A from its relationship with each Fund. It was noted that the Fund’s each pay R&A an “all-inclusive” management fee equal to 12.5% of each Fund’s pre-high watermarked total return and that R&A is responsible for paying most other ordinary operating expenses of the Funds. As part of their analysis, the Board discussed with R&A its methodology in allocating its costs to each Fund and concluded that its allocations were reasonable. The trustees concluded that R&A’s profits were reasonable in relation to the nature and quality of services provided.

36  |  The Royce Funds 2008 Semiannual Report to Shareholders

      The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The trustees considered whether there have been economies of scale in respect of the management of the Funds, whether the Funds have appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale. The trustees noted the time and effort involved in managing portfolios of small- and micro-cap stocks and that they did not involve the same efficiencies as do portfolios of large cap stocks. The trustees noted the Funds charge an all-inclusive performance fee. The trustees concluded that the current fee structure for each Fund was reasonable, and that no changes were currently necessary.
      Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The trustees reviewed the investment advisory fee paid by each Fund and compared both the services to be rendered and the fees to be paid under the Investment Advisory Agreements to other contracts of R&A and to contracts of other investment advisers with registered investment companies investing in small- and micro-cap stocks, as provided by Morningstar. The trustees noted the importance of the net expense ratio in measuring a fund’s efficiency, particularly in light of the variations in the mutual fund industry as to who is responsible for which expenses. The trustees noted that due to the unique nature of their expense structure, direct comparisons of the Funds to other funds were not helpful. The Funds pay an all-inclusive management fee equal to 12.5% of their pre-fee total return, measured using a high watermark test.
      The trustees also considered fees charged by R&A to institutional and other clients and noted that due to the unique nature of the Funds’ expense structure, direct comparisons to these other accounts were not helpful.
      The entire Board, including all the non-interested trustees, determined to approve the renewal of the existing Investment Advisory Agreements, concluding that a contract renewal on the existing terms was in the best interest of the shareholders of each Fund and that each investment advisory fee rate was reasonable in relation to the services provided.

The Royce Funds 2008 Semiannual Report to Shareholders

Wealth Of Experience
With approximately $29 billion in open- and closed-end fund assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 30 years. Charles M. Royce, our Chief Investment Officer, enjoys one of the longest tenures of any active mutual fund manager. Royce’s investment staff includes 12 Portfolio Managers, as well as nine assistant portfolio managers and analysts, and eight traders.

Multiple Funds, Common Focus
Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

Consistent Discipline
Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

Co-Ownership Of Funds
It is important that our employees and shareholders share a common financial goal; our officers, employees and their families currently have approximately $117 million invested in The Royce Funds.

General Information	Advisor Services
Additional Report Copies	For Fund Materials, Performance Updates,
and Prospectus Inquiries	Account Inquiries
(800) 221-4268	(800) 33-ROYCE (337-6923)

Shareholder Services	Broker/Dealer Services
(800) 841-1180	For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)
Automated Telephone Services
(800) 78-ROYCE (787-6923)
www.roycefunds.com

This review and report must be accompanied or preceded by a current prospectus for the Funds. Please read the prospectus carefully before investing or sending money.

TheRoyceFunds		RSF-REP-0608

Item 2. Code(s) of Ethics – Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert – Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services – Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants – Not applicable.

Item 6. Schedule of Investments

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders – None.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits attached hereto.
(a)(1) Not applicable.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY:	/s/Charles M. Royce
Charles M. Royce
President

Date: August 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/Charles M. Royce	BY: /s/John D. Diederich
Charles M. Royce	John D. Diederich
President	Chief Financial Officer

Date: August 26, 2008	Date: August 26, 2008